UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-5344

William Blair Funds

(Exact name of registrant as specified in charter)

222 West Adams Street, Chicago, IL	60606
(Address of principal executive offices)	(Zip Code)

Michelle R. Seitz

William Blair Funds

222 West Adams Street, Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: 312-236-1600

Date of fiscal year end: December 31,

Date of reporting period: June 30, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A Registrant is not required to respond to the collection of information contained in Form N-CSR unless the form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimates and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. (ss) 3507.

Item 1.	June 30, 2013 Semi Annual Reports transmitted to shareholders.

June 30, 2013
William Blair Funds Semiannual Report

June 30, 2013	William Blair Funds	1

The views expressed in the commentary for each Fund reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The portfolio management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Statements involving predictions, assessments, analyses, or outlook for individual securities, industries, market sectors, and/or markets involve risks and uncertainties, and there is no guarantee they will come to pass.

This report is submitted for the general information of the shareholders of the William Blair Funds. It is not authorized for distribution to prospective investors unless accompanied or preceded by a prospectus of the William Blair Funds. Please carefully consider the Funds’ investment objectives, risks, charges, and expenses before investing. This and other information is contained in the Funds’ prospectus, which you may obtain by calling 1-800-742-7272. Read it carefully before you invest or send money.

2	Semi-Annual Report	June 30, 2013

PERFORMANCE AS OF JUNE 30, 2013—CLASS N SHARES (Unaudited)

					10 yr		Overall
	Year				(or since	Inception	Morningstar
	To Date	1 yr	3yr	5 yr	inception)	Date	Rating
Growth Fund
Class N	11.54	18.42	16.23	6.13	7.80	3/20/1946	««««
Morningstar Large Growth	11.05	17.23	16.51	5.57	7.02		Among 1,488
Russell 3000® Growth Index	12.23	17.56	18.78	7.58	7.57		Large Growth Funds
S&P 500	13.82	20.60	18.45	7.01	7.30

Large Cap Growth Fund
Class N	9.34	15.43	16.42	5.28	5.44	12/27/1999	«««
Morningstar Large Growth	11.05	17.23	16.51	5.57	7.02		Among 1,488
Russell 1000® Growth Index	11.80	17.07	18.68	7.47	7.40		Large Growth Funds

Mid Cap Growth Fund
Class N	12.49	16.56	17.31	8.59	7.20	2/1/2006	««««
Morningstar Mid-Cap Growth	13.11	19.79	17.01	6.07	—		Among 637
Russell MidCap® Growth Index	14.70	22.88	19.53	7.61	6.20		Mid-Cap Growth Funds

Small-Mid Cap Growth Fund
Class N	19.07	27.23	19.05	10.82	8.93	12/29/2003	«««««
Morningstar Mid-Cap Growth	13.11	19.79	17.01	6.07	—		Among 637
Russell 2500TM Growth Index	15.82	24.03	20.22	8.94	8.35		Mid-Cap Growth Funds

Small Cap Growth Fund
Class N	23.65	33.79	15.15	9.65	9.45	12/27/1999	«««
Morningstar Small Growth	16.03	22.25	18.57	8.33	9.26		Among 632
Russell 2000® Growth Index	17.44	23.67	19.97	8.89	9.62		Small Growth Funds

Global Leaders Fund
Class N	4.65	12.93	14.83	1.89	0.02	10/15/2007	«««
Morningstar World Stock	7.45	18.01	12.72	3.25	—		Among 759
MSCI All Country World IMI (net)	6.40	17.08	12.60	2.79	(0.35)		World Stock Funds

Global Small Cap Growth Fund
Class N	—	—	—	—	3.00	4/10/2013	Not rated.
MSCI All Country World Small Cap Index (net)	—	—	—	—	0.75

International Growth Fund
Class N	1.96	17.13	10.56	(0.13)	8.94	10/1/1992	«««
Morningstar Foreign Large Growth	1.83	14.49	9.88	0.39	8.16		Among 223
MSCI All Country World Ex-U.S. IMI (net)	0.18	13.91	8.13	(0.41)	8.95		Foreign Large Growth Funds

International Equity Fund
Class N	2.90	15.72	8.80	(2.23)	4.11	5/24/2004	««
Morningstar Foreign Large Growth	1.83	14.49	9.88	0.39	—		Among 223
MSCI World Ex-U.S. Index (net)	3.01	17.07	9.43	(0.84)	5.99		Foreign Large Growth Funds

International Leaders Fund
Class N	2.50	—	—	—	10.86	8/16/2012	Not rated.
Morningstar Foreign Large Growth	1.83	—	—	—	—
MSCI All Country World Ex-U.S. IMI (net)	0.18	—	—	—	9.81

June 30, 2013	William Blair Funds	3

PERFORMANCE AS OF JUNE 30, 2013—CLASS N SHARES (Unaudited)—CONTINUED

					10 yr		Overall
	Year				(or since	Inception	Morningstar
	To Date	1 yr	3yr	5 yr	inception)	Date	Rating
International Small Cap Growth Fund
Class N	6.91	21.58	13.47	3.11	6.67	11/1/2005	«««
Morningstar Foreign Small/Mid Growth	7.09	22.11	14.56	3.32	—		Among 111
MSCI All Country World Ex-U.S. Small Cap Index (net)	1.83	15.94	9.16	2.65	5.85		Foreign Small/Mid Growth Funds

Emerging Markets Growth Fund
Class N	(6.27)	5.66	6.46	(1.87)	9.51	6/6/2005	«««
Morningstar Diversified Emerging Markets	(7.78)	4.45	3.44	(1.35)	—		Among 366 Diversified Emerging Markets Funds
MSCI Emerging Markets IMI (net)	(8.89)	3.66	3.43	0.16	9.49

Emerging Markets Leaders Fund
Class N	(7.50)	4.15	4.16	—	1.88	5/3/2010	«««
Morningstar Diversified Emerging Markets	(7.78)	4.45	3.44	—	—		Among 366 Diversified Emerging Markets Funds
MSCI Emerging Markets Index (net)	(9.57)	2.87	3.38	—	0.36

Emerging Markets Small Cap Growth Fund
Class N	6.54	25.14	—	—	21.67	10/24/2011	Not rated.
Morningstar Diversified Emerging Markets	(7.78)	4.45	—	—	—
MSCI Emerging Markets Small Cap Index (net)	(3.58)	9.86	—	—	6.04

Large Cap Value Fund
Class N	15.08	23.28	—	—	19.12	10/24/2011	Not rated.
Morningstar Large Value	14.94	23.02	—	—	—
Russell 1000® Value Index	15.90	25.32	—	—	21.30

Mid Cap Value Fund
Class N	15.28	25.04	17.65	—	11.54	5/3/2010	«««
Morningstar Mid-Cap Value	15.98	26.71	17.61	—	—		Among 369
Russell Midcap® Value Index	16.10	27.65	19.53	—	12.57		Mid-Cap Value Funds

Small-Mid Cap Value Fund
Class N	16.74	24.95	—	—	22.40	12/15/2011	Not rated.
Morningstar Mid-Cap Value	15.30	25.62	—	—	—
Russell 2500TM Value Index	15.10	26.88	—	—	26.09

Small Cap Value Fund
Class N	17.58	25.41	17.09	9.84	9.36	12/23/1996	«««
Morningstar Small Value	15.30	25.62	16.70	9.31	9.95		Among 295
Russell 2000® Value Index	14.39	24.76	17.33	8.59	9.30		Small Value Funds

Bond Fund
Class N	(3.37)	0.73	4.84	6.31	5.80	5/1/2007	««««
Morningstar Intermediate-Term Bond	(2.31)	0.91	4.28	5.60	—		Among 1,005
Barclays U.S. Aggregate Bond Index	(2.44)	(0.69)	3.51	5.19	5.18		Intermediate-Term Bond Funds

4	Semi-Annual Report	June 30, 2013

PERFORMANCE AS OF JUNE 30, 2013—CLASS N SHARES (Unaudited)—CONTINUED

					10 yr		Overall
	Year				(or since	Inception	Morningstar
	To Date	1 yr	3yr	5 yr	inception)	Date	Rating
Income Fund
Class N	(2.45)	0.45	3.54	4.36	3.19	10/1/1990	«««
Morningstar Short-term Bond	(0.54)	1.23	2.10	3.11	2.86		Among 360
Barclays U.S. Intermediate							Short-Term Bond Funds
Govt./Credit Bond Index	(1.45)	0.28	3.14	4.57	4.03

Low Duration Fund
Class N	(1.27)	(0.09)	1.22	—	1.25	12/1/2009	«««
Morningstar Ultra Short Bond	(0.03)	0.87	1.07	—	—		Among 88
Bank of America Merrill Lynch 1-Year U.S. Treasury Note Index	0.11	0.32	0.41	—	0.44		Ultrashort Bond Funds

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or a loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Investing in smaller companies involves special risks, including higher volatility and lower liquidity. International and emerging markets investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. As interest rates rise, bond prices will fall and bond funds may become more volatile. Class N shares are available to the general public without a sales load.

Morningstar RatingsTM are as of 06/30/2013 and are subject to change every month. The ratings are based on a risk-adjusted return measure that accounts for variation in a fund’s monthly performance, placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each Category receive 5 stars, the next 22.5% receive 4 stars, the middle 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. The Overall Morningstar Rating for a fund is derived from a weighted-average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar Rating metrics. The 3/5/10 year Morningstar ratings were as follows: Growth Fund «««/«««/«««« and Large Cap Growth Fund «««/«««/««, out of 1,488/1,308/863 large growth funds; Small Cap Growth Fund ««/«««/«««, out of 632/558/362 small growth funds; Mid Cap Growth Fund «««/««««/NA and Small-Mid Cap Growth Fund ««««/«««««/NA out of 637/563/NA mid cap growth funds; Global Leaders Fund ««««/««/NA out of 759/603/NA world stock funds; International Growth Fund «««/«««/««« and International Equity Fund «««/««/NA out of 223/183/106 foreign large growth funds; International Small Cap Growth Fund «««/«««/NA out of 111/88/NA foreign small/mid growth funds; Emerging Markets Growth Fund ««««/««/NA and Emerging Markets Leaders Fund «««/NA/NA, out of 366/269/NA diversified emerging markets funds; Mid Cap Value Fund «««/NA/NA, out of 369/NA/NA mid-cap value funds; Small Cap Value Fund «««/««««/««« out of 295/254/151 small value funds; Income Fund ««««/««««/««« out of 360/322/217 short-term bond funds; Bond Fund ««««/««««/NA out of 1,005/873/NA intermediate-term bond funds; Low Duration Fund «««/NA/NA out of 88/NA/NA ultrashort bond funds.

Please carefully consider the Funds’ investment objectives, risks, charges, and expenses before investing. This and other information is contained in the Funds’ prospectus, which you may obtain by calling 1-800-742-7272. Read it carefully before you invest or send money.

June 30, 2013	William Blair Funds	5

GROWTH FUND

The Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

David C. Fording John F. Jostrand

The William Blair Growth Fund (Class N shares) posted an 11.54% increase, net of fees, for the six months ended June 30, 2013. By comparison, the Fund’s benchmark index, the Russell 3000® Growth Index (the “Index”), increased 12.23%.

Market Review

Solid economic and corporate performance provided an upward bias to the market in the first half of the year. Continued improvement in economic data, especially in housing and also employment data, pushed stocks to their 2013 highs through May. In June, the market witnessed its only, albeit minor, hiccup of the year as the Federal Reserve signaled an eventual slowdown in monetary easing (dubbed as the Federal Reserve’s “tapering”). The uncertainty sparked a rapid increase in long-term interest rates from historically low levels, pressuring the fixed income market. Stocks experienced a short-lived correction on worries less quantitative easing may become a drag on the economy and investor psychology. However, the period ended on a positive note, in part as investors realized the Federal Reserve would only taper to the extent the economy stayed on a sustainable path to recovery.

Portfolio Results

The Fund’s modest underperformance relative to the Index in the first half of the year is attributable to mixed stock selection and modest style headwinds. Investors’ gravitation to cheaper stocks (as defined by several valuation measures including price-to-earnings ratio), to which the Fund is underweight, served as a style headwind given the Fund’s higher growth orientation, and therefore, typical underweight to the cheapest segment of the market. This was true in March and even more so in April, periods in which the Fund underperformed. As far as stock selection, the Information Technology sector was a prime example of mixed results. The sector housed some of our biggest detractors from relative return such as Cognizant Technology Solutions, SolarWinds, and Real Page, but also some of our biggest winners such as Pandora Media and Google. Health Care stock selection was negative, with underperformances by Allergan and HMS Holdings. On the other hand, Green Mountain Coffee Roasters (Consumer Staples) and IntercontinentalExchange (Financials) stood out as positive contributors during the first half of the year.

Outlook

Looking forward, the importance of central bank policy over the past few years brings plans for future policy into the forefront. The “tapering” of quantitative easing by the Federal Reserve (i.e., the slowing of its bond buying program) and China’s ability to execute a soft landing for its decelerating economy will be closely watched by the marketplace for their impacts on economic growth, global capital flows, and investor psychology. In addition, a potential change in leadership at the Federal Reserve as well as fiscal debate in Washington D.C. regarding the debt ceiling could negatively impact investor psychology. However, we believe that U.S. corporate performance remains solid and that U.S. stocks have been a relative safe haven versus more interest rate-sensitive asset classes, commodities, and stocks outside the U.S. Broadly speaking, the U.S. housing market remains a tailwind for U.S. employment and growth as well.

In the end, while we factor various economic scenarios into our stock picking, we focus our time on constructing the Fund from a bottom-up perspective. We continue to find good ideas across sectors, and are confident the Fund consists of well-managed companies with solid competitive positions whose stocks are at attractive valuations compared to the expected growth and consistency of their business.

6	Semi-Annual Report	June 30, 2013

Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 6/30/2013
	Year to Date	1 Year	3 Year	5 Year	10 Year
Class N	11.54%	18.42%	16.23%	6.13%	7.80%
Class I	11.76	18.84	16.63	6.49	8.13
Russell 3000® Growth Index	12.23	17.56	18.78	7.58	7.57
S&P 500	13.82	20.60	18.45	7.01	7.30

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company L.L.C. without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 3000® Growth Index consists of large, medium, and small capitalization companies with above average price-to-book ratios and forecasted growth rates. The index is weighted by market capitalization and large/medium/small companies make up approximately 80%/15%/5% of the index.

The S&P 500 Index indicates broad larger capitalization equity market performance.

This report identifies the Fund’s investments on June 30, 2013. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

June 30, 2013	William Blair Funds	7

Growth Fund

Portfolio of Investments, June 30, 2013 (all dollar amounts in thousands) (unaudited)

	Issuer	Shares	Value

	Common Stocks

	Information Technology—33.6%
*	Akamai Technologies, Inc.	204,900	$8,719
	Apple, Inc.	72,885	28,868
*	Citrix Systems, Inc.	116,400	7,022
*	Cognizant Technology Solutions Corporation	403,400	25,257
*	eBay, Inc.	363,600	18,805
	FactSet Research Systems, Inc.	61,400	6,259
	Genpact, Ltd.†	1,055,305	20,304
*	Google, Inc.	51,405	45,255
	Mastercard, Inc.	64,200	36,883
*	Pandora Media, Inc.	977,183	17,980
	QUALCOMM, Inc.	301,140	18,394
*	RealPage, Inc.	525,275	9,634
*	Red Hat, Inc.	189,006	9,038
*	SolarWinds, Inc.	385,700	14,969
			267,387

	Industrials—17.7%
*	B/E Aerospace, Inc.	137,200	8,655
	Equifax, Inc.	198,400	11,692
	Fastenal Co.	232,458	10,658
*	IHS, Inc.	79,922	8,342
*	Jacobs Engineering Group, Inc.	222,956	12,292
	Precision Castparts Corporation	118,000	26,669
*	Stericycle, Inc.	141,400	15,615
	TransDigm Group, Inc.	77,180	12,099
*	Trimas Corporation	268,022	9,992
	Union Pacific Corporation	159,800	24,654
			140,668

	Health Care—14.2%
	Allergan, Inc.	213,500	17,985
*	Gilead Sciences, Inc.	427,070	21,870
*	Haemonetics Corporation	357,597	14,787
*	HMS Holdings Corporation	432,362	10,074
*	IDEXX Laboratories, Inc.	220,618	19,807
*	NxStage Medical, Inc.	647,761	9,250
	Perrigo Co.	160,400	19,409
			113,182

	Consumer Discretionary—14.2%
*	Amazon.com, Inc.	74,000	20,549
*	Discovery Communications, Inc.	144,800	11,180
	Harley-Davidson, Inc.	265,499	14,555
*	K12, Inc.	164,013	4,309
	Lowe’s Cos., Inc.	247,800	10,135
*	Sally Beauty Holdings, Inc.	358,800	11,159
	Tractor Supply Co.	73,900	8,691
	VF Corporation	93,300	18,012
	Yum! Brands, Inc.	206,700	14,333
			112,923
	Issuer	Shares or Principal Amount	Value

	Common Stocks—(continued)

	Consumer Staples—7.5%
	Costco Wholesale Corporation	283,200	$31,313
*	Green Mountain Coffee Roasters, Inc.	150,300	11,282
	Mead Johnson Nutrition Co.	219,200	17,367
			59,962

	Financials—4.9%
*	Encore Capital Group, Inc.	354,921	11,752
*	IntercontinentalExchange, Inc.	96,700	17,189
	LPL Financial Holdings, Inc.	266,400	10,059
			39,000

	Energy—3.9%
*	Cameron International Corporation	138,447	8,467
	Schlumberger, Ltd.†	309,500	22,179
			30,646

	Materials—3.0%
	Airgas, Inc.	121,800	11,627
	Ecolab, Inc.	144,720	12,329
			23,956

	Total Common Stocks—99.0% (cost $608,829)		787,724

	Repurchase Agreement
	Fixed Income Clearing Corporation, 0.010% dated 6/28/13, due 7/1/13, repurchase price $5,550, collateralized by U.S. Treasury Note, 0.750%, due 10/31/2017 .	$5,550	5,550

	Total Repurchase Agreement—0.7% (cost $5,550)		5,550

	Total Investments—99.7% (cost $614,379)		793,274
	Cash and other assets, less liabilities—0.3%		2,293
	Net assets—100.0%		$795,567

* Non-income producing securities

† = U.S. listed foreign security

See accompanying Notes to Financial Statements.

8	Semi-Annual Report	June 30, 2013

LARGE CAP GROWTH FUND

The Large Cap Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

James S. Golan David P. Ricci

The William Blair Large Cap Growth Fund (Class N shares) posted a 9.34% increase, net of fees, for the six months ended June 30, 2013. By comparison, the Fund’s benchmark index, the Russell 1000® Growth Index (the “Index”), increased 11.80%.

Market Review

Solid economic and corporate performance provided an upward bias to the market in the first half of the year. Continued improvement in economic data, especially in housing and also employment data, pushed stocks to their 2013 highs through May. In June, the market witnessed its only, albeit minor, hiccup of the year as the Federal Reserve signaled an eventual slowdown in monetary easing (dubbed as the Federal Reserve’s “tapering”). The uncertainty sparked a rapid increase in long-term interest rates from historically low levels, pressuring the fixed income market. Stocks experienced a short-lived correction on worries less quantitative easing may become a drag on the economy and investor psychology. However, the period ended on a positive note, in part as investors realized the Federal Reserve would only taper to the extent the economy stayed on a sustainable path to recovery.

Portfolio Results

The Fund’s underperformance relative to the Index in the first half of the year is attributable to style headwinds and stock selection. Investors’ gravitation to cheaper stocks (as defined by several valuation measures including price-to-earnings ratio), to which the Fund is underweight, served as a style headwind given the Fund’s typical underweight to this segment of the market. It is worth noting that this dynamic reversed late in the period (along with the Fund’s relative performance) as interest rates increased, seemingly reducing demand for the cheaper, higher dividend yielding stocks the market desired in the historically low interest rate environment. Stock selection in Information Technology was the largest source of underperformance. Cognizant Technology Solutions and Apple Inc. were the primary detractors in the sector. Allergan within Health Care was another meaningful detractor from return. On the upside, Green Mountain Coffee Roasters (Consumer Staples) and Financials stock selection (JPMorgan Chase and Affiliated Managers Group) helped the Fund partially keep pace with the market.

Outlook

Looking forward, the importance of central bank policy over the past few years brings plans for future policy into the forefront. The “tapering” of quantitative easing by the Federal Reserve (i.e., the slowing of its bond buying program) and China’s ability to execute a soft landing for its decelerating economy will be closely watched by the marketplace for their impacts on economic growth, global capital flows, and investor psychology. In addition, a potential change in leadership at the Federal Reserve as well as fiscal debate in Washington D.C. regarding the debt ceiling could negatively impact investor psychology. However, we believe that U.S. corporate performance remains solid and that U.S. stocks have been a relative safe haven versus more interest rate-sensitive asset classes, commodities, and stocks outside the U.S. Broadly speaking, the U.S. housing market remains a tailwind for U.S. employment and growth as well.

In the end, while we factor various economic scenarios into our stock picking, we focus our time on constructing the Fund from a bottom-up perspective. We continue to find good ideas across sectors, and are confident the Fund consists of well-managed companies with solid competitive positions whose stocks are at attractive valuations compared to the expected growth and consistency of their business.

June 30, 2013	William Blair Funds	9

Large Cap Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 6/30/2013

	Year to Date	1 Year	3 Year	5 Year	10 Year
Class N	9.34%	15.43%	16.42%	5.28%	5.44%
Class I	9.46	15.70	16.76	5.56	5.69
Russell 1000® Growth Index	11.80	17.07	18.68	7.47	7.40

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 1000® Growth Index consists of large capitalization companies with above average price-to-book ratios and forecasted growth rates.

This report identifies the Fund’s investments on June 30, 2013. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

10	Semi-Annual Report	June 30, 2013

Large Cap Growth Fund

Portfolio of Investments, June 30, 2013 (all dollar amounts in thousands) (unaudited)

	Issuer	Shares	Value

	Common Stocks

	Information Technology—27.3%
	Apple, Inc.	2,605	$1,032
*	Citrix Systems, Inc.	16,440	992
*	Cognizant Technology Solutions Corporation	19,200	1,202
*	eBay, Inc.	8,360	432
*	Google, Inc.	2,298	2,023
	Mastercard, Inc.	2,135	1,227
	QUALCOMM, Inc.	10,395	635
*	Red Hat, Inc.	11,040	528
*	Trimble Navigation, Ltd.	26,850	698
			8,769

	Consumer Discretionary—17.5%
*	Amazon.com, Inc.	1,540	428
*	Discovery Communications, Inc.	6,280	485
*	Dollar General Corporation	18,700	943
	Harley-Davidson, Inc.	15,130	829
*	O’Reilly Automotive, Inc.	8,440	950
*	priceline.com, Inc.	651	538
	Starbucks Corporation	21,920	1,436
			5,609

	Industrials—13.6%
	Equifax, Inc.	9,330	550
	Precision Castparts Corporation	6,040	1,365
*	Stericycle, Inc.	7,590	838
	The Boeing Co.	3,170	325
	Union Pacific Corporation	8,410	1,297
			4,375

	Financials—11.2%
*	Affiliated Managers Group, Inc.	5,350	877
	Citigroup, Inc.	21,120	1,013
	JPMorgan Chase & Co.	23,630	1,248
	T Rowe Price Group, Inc.	6,440	471
			3,609

	Health Care—9.7%
	Allergan, Inc.	6,925	583
*	Gilead Sciences, Inc.	22,630	1,159
*	IDEXX Laboratories, Inc.	11,820	1,061
	Perrigo Co.	2,650	321
			3,124

	Consumer Staples—7.7%
	Colgate-Palmolive Co.	12,270	703
*	Green Mountain Coffee Roasters, Inc.	12,870	966
	Mead Johnson Nutrition Co.	10,260	813
			2,482
	Issuer	Shares or Principal Amount	Value

	Common Stocks—(continued)

	Materials—5.2%
	Monsanto Co.	11,270	$1,114
	Praxair, Inc.	4,795	552
			1,666

	Energy—4.5%
	Noble Energy, Inc.	11,420	686
	Schlumberger, Ltd.†	10,680	765
			1,451

	Telecommunication Services—2.0%
*	SBA Communications Corporation	8,500	630

	Total Common Stocks—98.7% (cost $24,741)		31,715

	Repurchase Agreement
	Fixed Income Clearing Corporation, 0.010% dated 6/28/13, due 7/1/13, repurchase price $395, collateralized by U.S. Treasury Note, 0.750%, due 10/31/17	$395	395

	Total Repurchase Agreement—1.2% (cost $395)		395

	Total Investments—99.9% (cost $25,136)		32,110
	Cash and other assets, less liabilities—0.1%		33
	Net assets—100.0%		$32,143

* Non-income producing securities

† = U.S. listed foreign security

See accompanying Notes to Financial Statements.

June 30, 2013	William Blair Funds	11

MID CAP GROWTH FUND

The Mid Cap Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Robert C. Lanphier, IV David P. Ricci

The William Blair Mid Cap Growth Fund (Class N shares) posted a 12.49% increase, net of fees, for the six months ended June 30, 2013. By comparison, the Fund’s benchmark index, the Russell Midcap® Growth Index (the “Index”), increased 14.70%.

Market Review

Solid economic and corporate performance provided an upward bias to the market in the first half of the year. Continued improvement in economic data, especially in housing and also employment data, pushed stocks to their 2013 highs through May. In June, the market witnessed its only, albeit minor, hiccup of the year as the Federal Reserve signaled an eventual slowdown in monetary easing (dubbed as the Federal Reserve’s “tapering”). The uncertainty sparked a rapid increase in long-term interest rates from historically low levels, pressuring the fixed income market. Stocks experienced a short-lived correction on worries less quantitative easing may become a drag on the economy and investor psychology. However, the period ended on a positive note, in part as investors realized the Federal Reserve would only taper to the extent the economy stayed on a sustainable path to recovery.

Portfolio Results

The Fund’s underperformance relative to the Index in the first half of the year is attributable to style headwinds and stock selection. Our more conservative investment style detracted in the period’s rapid ascent, as did investors’ gravitation to cheaper stocks (as defined by several valuation measures including price-to-earnings ratio) to which the Fund is underweight. Stock picks such as HMS Holdings (Health Care), SolarWinds (Information Technology), and Citrix Systems (Information Technology) were the largest detractors from return. In each case, we have maintained or added to each of those positions. On the upside, Green Mountain Coffee Roasters (Consumer Staples), LPL Financial Holdings (Financials), and HealthSouth (Health Care) helped the Fund partially keep pace with the market.

Outlook

Looking forward, the importance of central bank policy over the past few years brings plans for future policy into the forefront. The “tapering” of quantitative easing by the Federal Reserve (i.e., the slowing of its bond buying program) and China’s ability to execute a soft landing for its decelerating economy will be closely watched by the marketplace for their impacts on economic growth, global capital flows, and investor psychology. In addition, a potential change in leadership at the Federal Reserve as well as fiscal debate in Washington D.C. regarding the debt ceiling could negatively impact investor psychology. However, we believe that U.S. corporate performance remains solid and that U.S. stocks have been a relative safe haven versus more interest rate-sensitive asset classes, commodities, and stocks outside the U.S. Broadly speaking, the U.S. housing market remains a tailwind for U.S. employment and growth as well.

In the end, while we factor various economic scenarios into our stock picking, we focus our time on constructing the Fund from a bottom-up perspective. We continue to find good ideas across sectors, and are confident the Fund consists of well-managed companies with solid competitive positions whose stocks are at attractive valuations compared to the expected growth and consistency of their business.

12	Semi-Annual Report	June 30, 2013

Mid Cap Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 6/30/2013
	Year to Date	1 Year	3 Year	5 Year	Since Inception(a)
Class N	12.49%	16.56%	17.31%	8.59%	7.20%
Class I	12.63	16.88	17.62	8.88	7.50
Russell Midcap® Growth Index	14.70	22.88	19.53	7.61	6.20

(a)	For the period from February 1, 2006 (Commencement of Operations) to June 30, 2013.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in medium capitalization companies involves special risks, including higher volatility and lower liquidity. Medium Capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell MidCap® Growth Index is an index that is constructed to provide a comprehensive and unbiased barometer of the mid-cap growth market.

This report identifies the Fund’s investments on June 30, 2013. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

June 30, 2013	William Blair Funds	13

Mid Cap Growth Fund

Portfolio of Investments, June 30, 2013 (all dollar amounts in thousands) (unaudited)

	Issuer	Shares	Value

	Common Stocks

	Information Technology—21.0%
*	Akamai Technologies, Inc.	113,900	$4,846
	Amphenol Corporation	121,500	9,470
*	Citrix Systems, Inc.	197,000	11,885
*	CoStar Group, Inc.	62,277	8,038
	FactSet Research Systems, Inc.	61,900	6,310
*	Gartner, Inc.	40,800	2,325
	Genpact, Ltd.†	589,512	11,342
*	Guidewire Software, Inc.	132,200	5,559
*	Pandora Media, Inc.	355,900	6,549
*	RealPage, Inc.	105,600	1,937
*	Red Hat, Inc.	50,200	2,401
*	SolarWinds, Inc.	303,800	11,790
*	Trimble Navigation, Ltd.	347,608	9,041
*	VeriSign, Inc.	146,900	6,561
			98,054

	Consumer Discretionary—19.7%
*	Bed Bath & Beyond, Inc.	138,060	9,788
*	Chipotle Mexican Grill, Inc.	14,890	5,425
	Dick’s Sporting Goods, Inc.	323,929	16,216
*	Dollar General Corporation	214,805	10,833
*	Fossil Group, Inc.	64,600	6,674
	Harley-Davidson, Inc.	170,700	9,358
	Harman International Industries, Inc.	65,506	3,550
*	Lululemon Athletica, Inc.	103,400	6,775
*	O’Reilly Automotive, Inc.	117,080	13,185
*	Select Comfort Corporation	393,195	9,853
			91,657

	Industrials—18.6%
	AMETEK, Inc.	226,400	9,577
*	B/E Aerospace, Inc.	89,800	5,665
*	Clean Harbors, Inc.	191,400	9,671
	Equifax, Inc.	152,700	8,999
	Fastenal Co.	69,962	3,208
	Graco, Inc.	122,300	7,731
	J.B. Hunt Transport Services, Inc.	121,400	8,770
*	Jacobs Engineering Group, Inc.	170,600	9,405
*	Stericycle, Inc.	125,330	13,840
	TransDigm Group, Inc.	61,750	9,680
			86,546

	Health Care—13.0%
*	BioMarin Pharmaceutical, Inc.	78,200	4,363
*	HealthSouth Corporation	334,624	9,637
*	HMS Holdings Corporation	550,974	12,838
*	IDEXX Laboratories, Inc.	182,472	16,382
*	Mettler-Toledo International, Inc.	11,700	2,354
	Perrigo Co.	88,400	10,696
*	Sirona Dental Systems, Inc.	68,700	4,526
			60,796
		Shares or
		Principal
	Issuer	Amount	Value

	Common Stocks—(continued)

	Financials—10.4%
*	Affiliated Managers Group, Inc.	65,575	$10,751
	First Republic Bank	186,000	7,157
	LPL Financial Holdings, Inc.	251,063	9,480
*	Signature Bank	169,300	14,055
	T Rowe Price Group, Inc.	97,000	7,096
			48,539

	Consumer Staples—5.8%
*	Green Mountain Coffee Roasters, Inc.	135,346	10,159
	McCormick & Co., Inc.	70,500	4,960
	Mead Johnson Nutrition Co.	148,600	11,774
			26,893

	Energy—5.1%
*	FMC Technologies, Inc.	124,300	6,921
	Helmerich & Payne, Inc.	117,627	7,346
	Oceaneering International, Inc.	31,500	2,274
	Range Resources Corporation	90,400	6,990
			23,531

	Materials—2.9%
	Airgas, Inc.	95,917	9,156
	Cytec Industries, Inc.	58,800	4,307
			13,463

	Telecommunication Services—1.0%
*	SBA Communications Corporation	62,500	4,633

	Total Common Stocks—97.5% (cost $399,581)		454,112

	Repurchase Agreement
	Fixed Income Clearing Corporation, 0.010% dated 6/28/13, due 7/1/13, repurchase price $10,738, collateralized by U.S. Treasury Note, 0.750%, due 10/31/17	$10,738	10,738

	Total Repurchase Agreement—2.3% (cost $10,738)		10,738

	Total Investments—99.8% (cost $410,319)		464,850
	Cash and other assets, less liabilities—0.2%		1,039
	Net assets—100.0%		$465,889

* Non-income producing securities

† = U.S. listed foreign security

See accompanying Notes to Financial Statements.

14	Semi-Annual Report	June 30, 2013

SMALL-MID CAP GROWTH FUND

The Small-Mid Cap Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Karl W. Brewer Robert C. Lanphier, IV Matthew A. Litfin

The Small-Mid Cap Growth Fund (Class N shares) posted a 19.07% increase, net of fees, for the six months ended June 30, 2013. By comparison, the Fund’s benchmark index, the Russell 2500TM Growth Index (the “Index”), increased 15.82%.

Market Review

Solid economic and corporate performance provided an upward bias to the market in the first half of the year. Continued improvement in economic data, especially in housing and also employment data, pushed stocks to their 2013 highs through May. In June, the market witnessed its only, albeit minor, hiccup of the year as the Federal Reserve signaled an eventual slowdown in monetary easing (dubbed as the Federal Reserve’s “tapering”). The uncertainty sparked a rapid increase in long-term interest rates from historically low levels, pressuring the fixed income market. Stocks experienced a short-lived correction on worries less quantitative easing may become a drag on the economy and investor psychology. However, the period ended on a positive note, in part as investors realized the Federal Reserve would only taper to the extent the economy stayed on a sustainable path to recovery.

Portfolio Results

The Fund’s outperformance relative to the Index in the first half of the year is attributable to strong stock selection. Pandora Media (Information Technology) and Green Mountain Coffee Roasters (Consumer Staples) were the two largest contributors to return from a single stock perspective. Industrials stock selection (e.g., ICF International) and Financials stock selection (e.g., Portfolio Recovery Associates) were the largest sources of outperformance by sector. On the downside, while Information Technology as a whole was neutral to relative performance, the Fund’s top four detractors were Information Technology holdings: Real Page, Aruba Networks, Xoom Corp, and SolarWinds.

Outlook

Looking forward, the importance of central bank policy over the past few years brings plans for future policy into the forefront. The “tapering” of quantitative easing by the Federal Reserve (i.e., the slowing of its bond buying program) and China’s ability to execute a soft landing for its decelerating economy will be closely watched by the marketplace for their impacts on economic growth, global capital flows, and investor psychology. In addition, a potential change in leadership at the Federal Reserve as well as fiscal debate in Washington D.C. regarding the debt ceiling could negatively impact investor psychology. However, we believe that U.S. corporate performance remains solid and that U.S. stocks have been a relative safe haven versus more interest rate-sensitive asset classes, commodities, and stocks outside the U.S. Broadly speaking, the U.S. housing market remains a tailwind for U.S. employment and growth as well.

In the end, while we factor various economic scenarios into our stock picking, we focus our time on constructing the Fund from a bottom-up perspective. We continue to find good ideas across sectors, and are confident the Fund consists of well-managed companies with solid competitive positions whose stocks are at attractive valuations compared to the expected growth and consistency of their business.

June 30, 2013	William Blair Funds	15

Small-Mid Cap Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 6/30/2013
	Year to Date	1 Year	3 Year	5 Year	Since Inception(a)
Class N	19.07%	27.23%	19.05%	10.82%	8.93%
Class I	19.24	27.48	19.32	11.10	9.20
Russell 2500TM Growth Index	15.82	24.03	20.22	8.94	8.35

(a)	For the period from December 29, 2003 (Commencement of Operations) to June 30, 2013.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller and medium capitalization companies involves special risks, including higher volatility and lower liquidity. Smaller and medium capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 2500TM Growth Index measures the performance of those Russell 2500 companies with above average price-to-book ratios and forecasted growth rates.

This report identifies the Fund’s investments on June 30, 2013. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

16	Semi-Annual Report	June 30, 2013

Small-Mid Cap Growth Fund

Portfolio of Investments, June 30, 2013 (all dollar amounts in thousands) (unaudited)

	Issuer	Shares	Value

	Common Stocks

	Industrials—22.4%
*	B/E Aerospace, Inc.	197,853	$12,481
	Fortune Brands Home & Security, Inc.	146,500	5,675
	Graco, Inc.	77,500	4,899
	Healthcare Services Group, Inc.	246,832	6,052
*	Huron Consulting Group, Inc.	109,085	5,044
*	ICF International, Inc.	263,525	8,304
	Manpowergroup, Inc.	107,150	5,872
*	Old Dominion Freight Line, Inc.	191,200	7,958
*	Pandora Media, Inc.	555,902	10,229
	Robert Half International, Inc.	219,100	7,281
*	Standard Parking Corporation	176,418	3,786
*	Stericycle, Inc.	153,870	16,992
	The Corporate Executive Board Co.	126,135	7,974
	TransDigm Group, Inc.	10,175	1,595
*	Trimas Corporation	214,740	8,005
			112,147

	Health Care—19.4%
*	ABIOMED, Inc.	244,938	5,281
*	Align Technology, Inc.	176,003	6,519
*	BioMarin Pharmaceutical, Inc.	139,500	7,783
*	Brookdale Senior Living, Inc.	121,876	3,222
*	Catamaran Corporation†	171,132	8,338
*	Haemonetics Corporation	124,100	5,131
*	HealthSouth Corporation	230,584	6,641
*	HMS Holdings Corporation	236,461	5,510
*	Hologic, Inc.	353,700	6,826
*	IDEXX Laboratories, Inc.	83,300	7,479
*	Mettler-Toledo International, Inc.	22,400	4,507
*	Myriad Genetics, Inc.	70,000	1,881
	Perrigo Co.	92,900	11,241
*	Sirona Dental Systems, Inc.	103,483	6,817
*	Team Health Holdings, Inc.	235,811	9,685
			96,861

	Consumer Discretionary—15.7%
	Dick’s Sporting Goods, Inc.	254,390	12,735
*	Fossil Group, Inc.	49,000	5,062
*	Grand Canyon Education, Inc.	219,100	7,061
*	Jarden Corporation	117,350	5,134
*	K12, Inc.	179,814	4,724
*	LKQ Corporation	242,100	6,234
*	Panera Bread Co.	26,000	4,834
	Polaris Industries, Inc.	54,600	5,187
*	Sally Beauty Holdings, Inc.	268,300	8,344
	Six Flags Entertainment Corporation	104,600	3,678
	Tractor Supply Co.	64,800	7,621
*	Under Armour, Inc.	125,520	7,495
			78,109

	Information Technology—16.6%
*	Akamai Technologies, Inc.	124,900	5,314
*	ANSYS, Inc.	50,500	3,692
*	Aruba Networks, Inc.	252,100	3,872
*	CoStar Group, Inc.	47,910	6,184
*	Envestnet, Inc.	179,483	4,415
	FactSet Research Systems, Inc.	50,900	5,189
*	Gartner, Inc.	146,100	8,326
	Genpact, Ltd.†	373,900	7,194
*	Guidewire Software, Inc.	133,100	5,597
	Issuer	Shares or Principal Amount	Value

	Common Stocks—(continued)

	Information Technology—(continued)
	j2 Global, Inc.	101,700	$4,323
*	Liquidity Services, Inc.	152,720	5,295
*	RealPage, Inc.	317,860	5,830
*	SolarWinds, Inc.	108,500	4,211
*	Ultimate Software Group, Inc.	21,825	2,560
*	WEX, Inc.	76,900	5,898
*	WNS Holdings, Ltd.—ADR	305,065	5,091
			82,991

	Financials—11.4%
*	Affiliated Managers Group, Inc.	76,109	12,477
	CBOE Holdings, Inc.	160,600	7,490
*	Encore Capital Group, Inc.	120,000	3,973
*	First Cash Financial Services, Inc.	112,443	5,533
	First Republic Bank	97,600	3,756
	FirstService Corporation†	120,041	3,755
	Jones Lang LaSalle, Inc.	83,900	7,647
*	Portfolio Recovery Associates, Inc.	79,200	12,168
			56,799

	Energy—5.2%
	Core Laboratories N.V.†	41,400	6,279
	Helmerich & Payne, Inc.	92,900	5,802
*	KiOR, Inc.	282,897	1,615
*	Oasis Petroleum, Inc.	127,800	4,968
	Oceaneering International, Inc.	104,200	7,523
			26,187

	Materials—3.1%
	Celanese Corporation	125,100	5,605
	Cytec Industries, Inc.	55,200	4,043
	Rockwood Holdings, Inc.	92,900	5,948
			15,596

	Consumer Staples—2.3%
*	Green Mountain Coffee Roasters, Inc.	90,623	6,802
	Nu Skin Enterprises, Inc.	75,100	4,590
			11,392

	Telecommunication Services—1.9%
*	SBA Communications Corporation	129,900	9,628

	Total Common Stocks—98.0% (cost $388,649)		489,710

	Repurchase Agreement
	Fixed Income Clearing Corporation, 0.010% dated 6/28/13, due 7/1/13 repurchase price $9,541, collateralized by U.S. Treasury Note, 0.750%, due 10/31/17	$9,540	$9,540

	Total Repurchase Agreement—1.9% (cost $9,540)		9,540

	Total Investments—99.9% (cost $398,189)		499,250
	Cash and other assets, less liabilities—0.1%		614
	Net assets—100.0%		$499,864

ADR = American Depository Receipt
* Non-income producing securities
† = U.S. listed foreign security

See accompanying Notes to Financial Statements.

June 30, 2013	William Blair Funds	17

SMALL CAP GROWTH FUND

The Small Cap Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Michael P. Balkin Karl W. Brewer

The Small Cap Growth Fund (Class N shares) posted a 23.65% increase, net of fees, for the six months ended June 30, 2013. By comparison, the Fund’s benchmark index, the Russell 2000® Growth Index (the “Index”), increased 17.44%.

Market Review

Solid economic and corporate performance provided an upward bias to the market in the first half of the year. Continued improvement in economic data, especially in housing and also employment data, pushed stocks to their 2013 highs through May. In June, the market witnessed its only, albeit minor, hiccup of the year as the Federal Reserve signaled an eventual slowdown in monetary easing (dubbed as the Federal Reserve’s “tapering”). The uncertainty sparked a rapid increase in long-term interest rates from historically low levels, pressuring the fixed income market. Stocks experienced a short-lived correction on worries less quantitative easing may become a drag on the economy and investor psychology. However, the period ended on a positive note, in part as investors realized the Federal Reserve would only taper to the extent the economy stayed on a sustainable path to recovery.

Portfolio Results

The Fund’s outperformance relative to the Index in the first half of the year is attributable to strong stock selection and a modest benefit from the Fund’s smaller-than-benchmark weighted average market capitalization. We witnessed strong stock selection across all sectors during the period. Pandora Media (Information Technology), National Financial Partners (Financials), Nu Skin Enterprises (Consumer Staples), and WNS Holdings (Information Technology) were the largest contributors to relative return. While Information Technology as a sector contributed positively to relative performance, three of our top detractors were holdings in the sector: Liquidity Services, OSI Systems, and Real Page. Stillwater Mining (Materials) was another top detractor.

Outlook

Looking forward, the importance of central bank policy over the past few years brings plans for future policy into the forefront. The “tapering” of quantitative easing by the Federal Reserve (i.e., the slowing of its bond buying program) and China’s ability to execute a soft landing for its decelerating economy will be closely watched by the marketplace for its impact on economic growth, global capital flows, and investor psychology. A potential change in leadership at the Federal Reserve could negatively impact investor psychology. However, we believe that U.S. corporate performance remains solid and that U.S. stocks have been a relative safe haven versus more interest rate-sensitive asset classes, commodities and stocks outside the U.S. Broadly speaking, the U.S. housing market remains a tailwind for U.S. employment and growth as well.

In the end, while we factor various economic scenarios into our stock picking, we focus our time on constructing the Fund from a bottom-up perspective. We continue to find good ideas across sectors, and are confident the Fund consists of well-managed companies with solid competitive positions whose stocks are at attractive valuations compared to the expected growth and consistency of their business.

18	Semi-Annual Report	June 30, 2013

Small Cap Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 6/30/2013
	Year to Date	1 Year	3 Year	5 Year	10 Year
Class N	23.65%	33.79%	15.15%	9.65%	9.45%
Class I	23.84	34.15	15.47	9.96	9.75
Russell 2000® Growth Index	17.44	23.67	19.97	8.89	9.62

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller companies involves special risks, including higher volatility and lower liquidity. Smaller Capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 2000® Growth Index is an unmanaged composite of the smallest 2000 stocks of the Russell 3000® Growth Index.

This report identifies the Fund’s investments on June 30, 2013. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

June 30, 2013	William Blair Funds	19

Small Cap Growth Fund

Portfolio of Investments, June 30, 2013 (all dollar amounts in thousands) (unaudited)

	Issuer	Shares	Value

	Common Stocks

	Information Technology—25.4%
*	Audience, Inc.	544,922	$7,198
*	Cardtronics, Inc.	211,844	5,847
*	CoStar Group, Inc.	73,470	9,483
*	Envestnet, Inc.	210,806	5,186
*	Exar Corporation	741,344	7,984
*	ExlService Holdings, Inc.	168,570	4,983
*	Inphi Corporation	536,971	5,907
*	Inuvo, Inc.	1,886,947	1,509
	j2 Global, Inc.	150,990	6,419
*	Liquidity Services, Inc.	197,070	6,832
	Monolithic Power Systems, Inc.	216,120	5,211
*	Pandora Media, Inc.	767,688	14,125
*	RealPage, Inc.	239,180	4,386
*	ServiceSource International, Inc.	453,880	4,230
*	SolarWinds, Inc.	124,400	4,828
*	Tangoe, Inc.	542,690	8,374
*	TeleTech Holdings, Inc.	178,940	4,193
*	Ultimate Software Group, Inc.	21,252	2,493
*	WEX, Inc.	66,931	5,134
*	WNS Holdings, Ltd.—ADR	591,999	9,880
			124,202

	Industrials—20.5%
	Acorn Energy, Inc.	456,126	3,850
*	Ameresco, Inc.	272,673	2,457
*	Astronics Corporation	128,900	5,268
	Barrett Business Services, Inc.	108,376	5,658
*	CAI International, Inc.	282,177	6,651
*	Clean Harbors, Inc.	103,890	5,249
*	DigitalGlobe, Inc.	159,720	4,953
*	Franklin Covey Co.	636,031	8,561
*	Furmanite Corporation	749,026	5,011
	Healthcare Services Group, Inc.	275,708	6,760
*	Heritage-Crystal Clean, Inc.	184,994	2,703
*	Hudson Technologies, Inc.	677,684	2,162
*	Huron Consulting Group, Inc.	107,937	4,991
*	ICF International, Inc.	211,414	6,662
*	Old Dominion Freight Line, Inc.	102,090	4,249
*	On Assignment, Inc.	201,335	5,380
*	Trimas Corporation	324,835	12,110
	US Ecology, Inc.	272,169	7,468
			100,143

	Health Care—16.8%
*	ABIOMED, Inc.	169,360	3,651
	Air Methods Corporation	130,706	4,428
*	Cyberonics, Inc.	95,780	4,977
*	ExamWorks Group, Inc.	508,141	10,788
*	Globus Medical, Inc.	389,200	6,562
*	Haemonetics Corporation	173,912	7,191
*	HealthSouth Corporation	223,105	6,425

	Issuer	Shares	Value

	Common Stocks—(continued)

	Health Care—(continued)
*	HMS Holdings Corporation	144,236	$3,361
*	Nanosphere, Inc.	1,139,618	3,498
*	Novadaq Technologies, Inc.†	405,111	5,453
*	NxStage Medical, Inc.	508,822	7,266
*	Quidel Corporation	185,379	4,733
*	Spectranetics Corporation	389,877	7,283
	Trinity Biotech plc—ADR	360,334	6,072
			81,688

	Financials—13.5%
*	Cowen Group, Inc.	2,475,086	7,178
*	Encore Capital Group, Inc.	304,354	10,077
*	First Cash Financial Services, Inc.	207,102	10,192
	FirstService Corporation†	147,838	4,624
	FXCM, Inc.	344,130	5,647
	GFI Group, Inc.	1,682,831	6,580
*	ICG Group, Inc.	519,881	5,927
	Jones Lang LaSalle, Inc.	70,134	6,392
	Manning & Napier, Inc.	229,182	4,070
	Marlin Business Services Corporation	232,681	5,300
			65,987

	Consumer Discretionary—8.5%
	Dorman Products, Inc.	102,161	4,661
*	Gentherm, Inc.	605,314	11,241
*	K12, Inc.	209,672	5,508
	MDC Partners, Inc.†	251,432	4,536
*	SHFL Entertainment, Inc.	372,543	6,598
	Six Flags Entertainment Corporation	191,602	6,737
*	U.S. Auto Parts Network, Inc.	1,985,154	2,283
			41,564

	Materials—5.3%
	Compass Minerals International, Inc.	57,240	4,838
	Cytec Industries, Inc.	34,710	2,543
	HB Fuller Co.	118,770	4,491
*	Horsehead Holding Corporation	551,481	7,064
*	Stillwater Mining Co.	636,486	6,836
			25,772

	Energy—5.2%
*	Atwood Oceanics, Inc.	96,232	5,009
*	Dril-Quip, Inc.	32,006	2,890
	Gulfmark Offshore, Inc.	80,450	3,627
*	Hornbeck Offshore Services, Inc.	78,159	4,181
*	Oasis Petroleum, Inc.	135,890	5,282
*	PDC Energy, Inc.	71,598	3,686
			24,675

	Consumer Staples—2.5%
	Nu Skin Enterprises, Inc.	194,713	11,901

	Total Common Stocks—97.6% (cost $396,167)		476,391

See accompanying Notes to Financial Statements.

20	Semi-Annual Report	June 30, 2013

Small Cap Growth Fund

Portfolio of Investments, June 30, 2013 (all dollar amounts in thousands) (unaudited)

Issuer	Principal Amount	Value

Repurchase Agreement
Fixed Income Clearing Corporation, 0.010% dated 6/28/13, due 7/1/13, repurchase price $8,418, collateralized by U.S. Treasury Note, 0.750%, due 10/31/17	$8,418	$8,418

Total Repurchase Agreement—1.7% (cost $8,418)		8,418

Total Investments—99.3% (cost $404,585)		484,809
Cash and other assets, less liabilities—0.7%		3,611
Net assets—100.0%		$488,420

ADR = American Depository Receipt

* Non-income producing securities

† = U.S. listed foreign security

If the Fund’s portfolio holdings represent ownership of 5% or more of the voting securities of a company, the company is deemed to be an affiliate as defined in the Investment Company Act of 1940. The Small Cap Growth Fund had the following transactions during the period ended June 30, 2013 with companies deemed affiliated during the period or at June 30, 2013.

		Share Activity				Period Ended June 30, 2013
						(in thousands)
	Security Name	Balance 12/31/2012	Purchases	Sales	Balance 6/30/2013	Value	Dividends Included in Income
π	Inuvo, Inc.	1,886,947	—	—	1,886,947	$1,509	—
π	U.S. Auto Parts Network, Inc.	1,091,812	893,342	—	1,985,154	2,283	—
						$3,792	—

π	Affiliated company at June 30, 2013. The Small Cap Growth Fund’s total value in companies deemed to be affiliated at June 30, 2013 was $ 3,792 (in thousands).

Affiliated companies accounted for $(934) of change in net unrealized appreciation on investments during the period.

See accompanying Notes to Financial Statements.

June 30, 2013	William Blair Funds	21

GLOBAL MARKETS OVERVIEW FUND

Market Summary & Outlook

The global equity market rallied early in 2013, led by Japan on expectations of pro-growth fiscal and monetary policies. The United States also rose on solid economic data and the sequester non-event, while the USD rallied against most major currencies. In addition, corporate earnings results were generally better than expected, boosting the equity market, along with positive fund flows into equities as investors rotated out of fixed income and cash. This rally faltered in the second quarter as investors viewed Japanese Prime Minister Abe’s announced “third arrow” growth measures as underwhelming, and as Fed Chairman Ben Bernanke announced the Fed would begin tapering its bond purchases in 2014, leading to increased bond yields globally and a strengthening U.S. Dollar (USD). While 10 Year U.S. Treasury yields increased nearly 100 basis points, the impact of changing Fed policy was also felt heavily in emerging markets (EM), as bond yields increased and as investors, who searched for yield in a low yielding post Global Financial Crisis environment, began withdrawing from the bond markets, with equity outflows accelerating as well. In addition, as the carry trade began to unwind, the USD accelerated versus EM currencies, with commodity-exporting and current account deficit countries bearing the brunt of the currency decline. The market’s consternation increased when SHIBOR (the Chinese interbank lending rate) spiked to over 13% in mid-late June, raising concerns about Chinese banking system stability. While the Peoples Bank of China eventually made statements to assuage investor concerns about banking system liquidity, investors began to reduce their growth expectations for China as it appeared that the new government was willing to sacrifice some short term growth in order to implement longer term structural changes.

Within this environment, the global equity market fell 0.47% during the second quarter as represented by the MSCI All Country World IMI Index (net), but rose 6.40% year to date, led by the U.S., which was up 2.59% and 13.67%, respectively. Year to date, Japan was up approximately 16% (33% in local terms), while Europe rose 3.52%, led by Switzerland, Ireland, and core Europe. Conversely, Pacific ex-Japan fell 5.38%, led on the downside by Australia, as its currency weakened significantly and as commodity prices eased. Emerging markets fell sharply during the period, down approximately 8.89% year to date, as represented by the MSCI Emerging Markets IMI Index (net). As a result, emerging markets underperformed developed markets by approximately 17.5% year to date in USD terms, the most underperformance in six months since the late 1990s Asian Financial Crisis.Year to date Latin America fell 15.07%, led on the downside by Brazil, which more than offset relative strength in Mexico, which was bolstered by improving economic activity in the U.S. EM Asia fell 5.70% year to date, as China fell 9.53%, on concerns about slowing growth and financial system stability. This decline was somewhat offset by Indonesia’s 7% rally year to date, along with a 2.3% return in Taiwan. EMEA (Emerging Europe, Mid-East, Africa) fell approximately 13% year to date, as weakness in Russia and South Africa (commodity exporters) and Turkey (demonstrations) more than offset positive Hungary and Israeli markets.

Year to date, the MSCI World Small Cap Index (net) rose 10.42%, ahead of the 8.43% MSCI World Index (net) return, due to significant outperformance of U.K. and U.S. small cap stocks during the period. Within emerging markets EM small cap stocks outpaced their larger cap counterparts by nearly 6%, on stronger returns in Asia, particularly China and the ASEAN countries. From a sector perspective Healthcare was the strongest sector globally, up approximately 17%, due largely to Biotech and Life Sciences strength, followed by Discretionary, which rallied 14.84%. The Resources sectors were the laggards year to date, with Materials down 13.88%, driven on the downside by Metals/Mining, which was down over 30% on concerns about EM prospective demand. Energy was largely flat during the period as underperformance in Oil/Gas was largely mitigated by positive returns in Services. From a style perspective, companies with strong earnings trends and price momentum performed well globally, with particular strength outside the U.S., while high quality companies did well in emerging markets.

22	Semi-Annual Report	June 30, 2013

GLOBAL LEADERS FUND

The Global Leaders Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

W. George Greig Kenneth J. McAtamney David C. Fording

The William Blair Global Leaders Fund (Class N shares) posted a 4.65% increase, net of fees, for the six months ended June 30, 2013. By comparison, the Fund’s benchmark index, the MSCI All Country World IMI Index (net) (the “Index”), increased 6.40%.

Despite its second quarter outperformance, the Fund’s underperfomance against the Index year to date was driven by underperformance in Information Technology (“IT”) and Telecom Services. IT stock selection was hampered by underperformance by Samsung on concerns of declining margins and Solarwinds on negative sentiment following the price paid for its recent announced acquisition. Accenture and SAP also detracted from performance as Accenture warned on near term revenue growth, while SAP missed expectations on lower revenue growth than expected. The Fund’s sole Telecom Services holding, China Mobile, also detracted from results both on negative China sentiment more broadly, but also on concerns about the cost of building the new LTE network and potential earnings impact. Offsetting these negatives was strong Financials and Industrials stock selection, coupled with overall sector positioning. Japanese and U.S. Financials boosted overall sector performance, while Industrials performance was augmented by good operating performance by Rolls-Royce, low cost airline Easyjet and Fortune Brands Home & Security.

The United States continues to be the developed economy demonstrating the strongest economic resilience, and we are especially encouraged by the data from the housing market leading to positive implications for labor and overall consumer spending. At the same time, input costs remain subdued in the form of both low/stable wages and lower energy prices. This is bolstering domestic manufacturing activity. Despite the market’s consternation about the Federal Reserve tapering the bond purchasing program, leading to an interest rate tightening cycle, we believe the U.S. economy’s underlying strength without material attendant inflation can remain in an enviable range for economic growth and equities. Year to date the biggest change to Fund positioning was a 5% increase in U.S. holdings. We continue to find the prospects for a resurgent Japan promising. Though evidence of Prime Minister Abe’s “third arrow” of corporate reform remains anecdotal, we are focusing our research on those companies that have demonstrated high or improving returns, growth potential, and shareholder orientation on par with leading companies globally. While we remain modestly underweighted in Japan, we increased its weighting and are evaluating several potential additions to the Fund. We also increased Industrials to approximately 20% of the Fund, well ahead of the 11.4% Index weighting, due to additions in the U.S., U.K., and Japan, which more than offset a reduction in Europe Ex-U.K. Sources of funds for these additions included emerging markets, which decreased to approximately 8.4% as of June 30, along with Resources and Telecom Services. As of June 30, the largest sector overweightings were Consumer Discretionary, Industrials, and IT at the expense of Resources and Staples.

June 30, 2013	William Blair Funds	23

Global Leaders Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 6/30/2013

	Year to Date	1 Year	3 Year	5 Year	Since Inception
Class N(a)	4.65%	12.93%	14.83%	1.89%	0.02%
Class I(a)	4.65	13.17	15.06	2.11	0.28
MSCI ACW IMI (net)(a)	6.40	17.08	12.60	2.79	(0.35)
Institutional Class(b)	4.75	—	—	—	4.42
MSCI ACW IMI (net)(b)	6.40	—	—	—	6.04

(a)	Since inception is for the period from October 15, 2007 (Commencement of Operations) to June 30, 2013.
(b)	Since inception is for the period from December 19, 2012 (Commencement of Operations) to June 30, 2013.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller and medium capitalization companies involves special risks, including higher volatility and lower liquidity. Smaller and medium capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution fees (12b-1). Institutional Class Shares are available to institutional investors without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) All Country World (ACW) Investable Market Index (IMI) (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market of developed and emerging markets. This series approximates the minimum possible dividend reinvestment.

This report identifies the Fund’s investments on June 30, 2013. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

24	Semi-Annual Report	June 30, 2013

Global Leaders Fund

Portfolio of Investments, June 30, 2013 (all dollar amounts in thousands) (unaudited)

	Issuer	Shares	Value

	Common Stocks

	Western Hemisphere—48.3%

	Canada—1.4%
	Brookfield Asset Management, Inc. Class “A” (Real estate management & development)†	49,713	$1,791

	United States—46.9%
*	Affiliated Managers Group, Inc. (Capital markets)	11,281	1,849
	American Express Co. (Consumer finance)	36,685	2,743
*	Citrix Systems, Inc. (Software)	22,775	1,374
	Colgate-Palmolive Co. (Household products)	22,682	1,299
	Costco Wholesale Corporation (Food & staples retailing)	20,638	2,282
	Covidien plc (Health care equipment & supplies)†	31,771	1,997
*	Discovery Communications, Inc. (Media)	29,898	2,308
*	Express Scripts Holding Co. (Health care providers & services)	34,491	2,128
	Exxon Mobil Corporation (Oil, gas & consumable fuels)	25,041	2,262
	Fortune Brands Home & Security, Inc. (Building products)	57,795	2,239
*	Green Mountain Coffee Roasters, Inc. (Food products)	20,725	1,556
	Harley-Davidson, Inc. (Automobiles)	39,336	2,156
*	IDEXX Laboratories, Inc. (Health care equipment & supplies)	16,395	1,472
	Invesco, Ltd. (Capital markets)†	55,080	1,752
*	Jacobs Engineering Group, Inc. (Construction & engineering)	32,373	1,785
	Jones Lang LaSalle, Inc. (Real estate management & development)	18,585	1,694
	JPMorgan Chase & Co. (Diversified financial services)	60,574	3,198
	Marriott International, Inc. Class “A” (Hotels, restaurants & leisure)	45,991	1,857
	Mastercard, Inc. (IT services)	4,437	2,549
*	O’Reilly Automotive, Inc. (Specialty retail)	14,280	1,608
*	Old Dominion Freight Line, Inc. (Road & rail)	21,768	906
*	priceline.com, Inc. (Internet & catalog retail)	2,827	2,338
	QUALCOMM, Inc. (Communications equipment)	31,946	1,951
	Schlumberger, Ltd. (Energy equipment & services)†	36,938	2,647
*	SolarWinds, Inc. (Software)	28,226	1,095
	Starbucks Corporation (Hotels, restaurants & leisure)	22,077	1,446
	The Toro Co. (Machinery)	18,087	821
	The Walt Disney Co. (Media)	40,550	2,561
	Union Pacific Corporation (Road & rail)	17,476	2,696
	Williams-Sonoma, Inc. (Specialty retail)	40,314	2,253
			58,822

	Europe, Mid-East—20.0%

	Denmark—1.0%
	Novo Nordisk A/S Class “B” (Pharmaceuticals)	8,054	1,255
	Issuer	Shares	Value

	Common Stocks—(continued)

	Europe, Mid-East—(continued)

	France—4.6%
	BNP Paribas S.A. (Commercial banks)	43,059	$2,353
	Christian Dior S.A. (Textiles, apparel & luxury goods)	12,146	1,960
	Technip S.A. (Energy equipment & services)	14,527	1,475
			5,788

	Germany—2.8%
	Bayerische Motoren Werke AG (Automobiles)	22,694	1,985
	MTU Aero Engines AG (Aerospace & defense)	7,643	737
	SAP AG (Software)	9,713	711
			3,433

	Ireland—2.4%
	Accenture plc Class “A” (IT services)†	28,748	2,069
	Paddy Power plc (Hotels, restaurants & leisure)	11,283	968
			3,037

	Israel—1.1%
*	Check Point Software Technologies, Ltd. (Software)†	28,127	1,397

	Sweden—1.8%
	Atlas Copco AB Class “A” (Machinery)	92,470	2,234

	Switzerland—6.3%
	Nestle S.A. (Food products)	18,177	1,192
	Partners Group Holding AG (Capital markets)	7,135	1,932
	Roche Holding AG (Pharmaceuticals)	12,463	3,101
	Syngenta AG (Chemicals)	4,375	1,712
			7,937

	United Kingdom—12.9%
	ARM Holdings plc (Semiconductors & semiconductor equipment)	133,062	1,609
	Ashmore Group plc (Capital markets)	154,141	806
	Babcock International Group plc (Commercial services & supplies)	48,284	810
	BHP Billiton plc (Metals & mining)	75,691	1,936
	Compass Group plc (Hotels, restaurants & leisure)	174,594	2,231
	Diageo plc (Beverages)	42,186	1,206
	easyJet plc (Airlines)	95,817	1,889
	Experian plc (Professional services)	113,801	1,978
	Hargreaves Lansdown plc (Capital markets)	53,508	723
*	Rolls-Royce Holdings plc (Aerospace & defense)	110,078	1,898
	The Weir Group plc (Machinery)	33,492	1,096
			16,182

See accompanying Notes to Financial Statements.

June 30, 2013	William Blair Funds	25

Global Leaders Fund

Portfolio of Investments, June 30, 2013 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks—(continued)

Japan—6.2%
Daikin Industries, Ltd. (Building products)	31,400	$1,270
Makita Corporation (Machinery)	33,400	1,805
Sumitomo Mitsui Financial Group, Inc. (Commercial banks)	59,500	2,730
Yahoo! Japan Corporation (Internet software & services)	4,055	1,999
		7,804

Emerging Asia—5.9%

India—1.1%
Tata Motors, Ltd. (Automobiles)	304,595	1,442

Indonesia—0.9%
PT Bank Rakyat Indonesia Persero Tbk (Commercial banks)	1,470,000	1,148

South Korea—2.0%
Samsung Electronics Co., Ltd. (Semiconductors & semiconductor equipment)	2,093	2,459

Taiwan—1.9%
Taiwan Semiconductor Manufacturing Co., Ltd.—ADR (Semiconductors & semiconductor equipment)	130,661	2,394

Asia—1.6%

Hong Kong—1.6%
AIA Group, Ltd. (Insurance)	466,600	1,976

Emerging Europe, Mid-East, Africa—1.3%

South Africa—0.6%
Bidvest Group, Ltd. (Industrial conglomerates)	31,765	787

Turkey—0.7%
Turkiye Halk Bankasi A.S. (Commercial banks)	103,121	874

Emerging Latin America—1.2%

Panama—1.2%
Copa Holdings S.A. Class “A” (Airlines)†	11,831	1,551

Total Common Stocks—97.4% (cost $113,425)		122,311
Issuer	Principal Amount	Value

Repurchase Agreement
Fixed Income Clearing Corporation, 0.010% dated 6/28/13, due 7/1/13, repurchase price $1,641, collateralized by U.S. Treasury Note, 0.750%, due 10/31/17	$1,641	$1,641

Total Repurchase Agreement—1.3% (cost $1,641)		1,641

Total Investments—98.7% (cost $115,066)		123,952
Cash and other assets, less liabilities—1.3%		1,660
Net assets—100.0%		$125,612

ADR = American Depository Receipt

† = U.S. listed foreign security

* Non-income producing securities

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund may use an independent pricing service to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

At June 30, 2013, the Fund’s Portfolio of Investments includes the following industry categories:

Consumer Discretionary	20.6%
Industrials	20.0%
Financials	19.4%
Information Technology	17.5%
Health Care	8.1%
Consumer Staples	6.2%
Energy	5.2%
Materials	3.0%
Total	100.0%

At June 30, 2013, the Fund’s Portfolio of Investments includes the following currency categories:

U.S. Dollar	55.6%
British Pound Sterling	13.2%
Euro	8.4%
Swiss Franc	6.5%
Japanese Yen	6.4%
South Korean Won	2.0%
Swedish Krona	1.8%
Hong Kong Dollar	1.6%
Indian Rupee	1.2%
Danish Krone	1.0%
All Other Currencies	2.3%
Total	100.0%

See accompanying Notes to Financial Statements.

26	Semi-Annual Report	June 30, 2013

GLOBAL SMALL CAP GROWTH FUND

The Global Small Cap Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Andrew G. Flynn Matthew A. Litfin Karl W. Brewer Jeffrey A. Urbina

The William Blair Global Small Cap Growth Fund (Class N shares) posted a 3.00% increase, net of fees, since its inception date of April 10, 2013. By comparison, the Fund’s benchmark index, the MSCI ACW Small Cap Index (net) (the “Index”), increased 0.75%.

The Fund’s outperformance relative to the Index since inception was precipitated by strong performance across most sectors and regions. In particular, the Fund’s Consumer Discretionary holdings were up approximately 13%, well ahead of the 5.69% Index return, with significant value added across Media, Specialty Retail and Textiles/Apparel/Luxury Goods holdings. In addition, Grand Canyon Education, the U.S. for profit education company, outperformed as results were ahead of expectations and management increased guidance. Industrials benefited from strong performance in Aerospace/Defense and Airlines, along with good results by Keller Group, the U.K. ground engineering contractor, as North American revenues were significantly above expectations. Materials performance was augmented by limited Metals/Mining exposure and strong stock selection versus the Index. Somewhat detracting from results was overall regional positioning, given the Fund’s underweighting in the U.S. and, to some extent, the U.K. and overweighting in Latin America. Cash also detracted from results during the initial funding stage, given the market rally during that time.

As of June 30, the Fund’s largest weighting was in Industrials, which was 24.1%, above the 17.3% Index weighting, due to a focus in services-oriented and trading companies. Other significant Fund exposures included Consumer Discretionary (17.9%) and Information Technology (15.2%). Financials, which represented 15.9%, was below the approximately 22% Index weighting, due to lower exposure in developed markets including the U.S., despite the higher weighting in emerging markets. Materials was the most underweighted sector at June 30, approximating 3% of the portfolio, well below the 8.6% Index weighting, as the Fund only held Chemicals names. Regionally, 11.0% of the Fund was invested in the U.K., well above the 6.7% Index weighting, while the U.S. was 46.0%, below the 51.9% Index exposure despite significant Industrials holdings. Conversely, emerging markets totaled 12.7% of the Fund, above the 10.8% Index weighting, due largely to Europe, the Middle East and Africa.

June 30, 2013	William Blair Funds	27

Global Small Cap Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 6/30/2013

Since
Inception(a)
Class N	3.00%
Class I	3.10
MSCI ACW Small Cap Index (net)	0.75

(a)	For the period from April 10, 2013 (Commencement of Operations) to June 30, 2013.

Note:	Chart is excluded since the Fund is less than six months old.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller and medium capitalization companies involves special risks, including higher volatility and lower liquidity. Smaller and medium capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. From time to time, the investment advisor may waive fees or reimburse expenses to the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institututional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) All Country World (ACW) Small Cap Index (net) is a free float-adjusted market capitalization index designed to measure global developed and emerging market small capitalization equity performance. The Index is unmanaged, does not incur fees or expenses, and cannot be invested in directly.

This report identifies the Fund’s investments on June 30, 2013. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

28	Semi-Annual Report	June 30, 2013

Global Small Cap Growth Fund

Portfolio of Investments, June 30, 2013 (all dollar amounts in thousands) (unaudited)

	Issuer	Shares	Value

	Common Stocks

	Western Hemisphere—48.5%

	Canada—2.5%
*	Legacy Oil + Gas, Inc. (Oil, gas & consumable fuels)	10,126	$48
	Precision Drilling Corporation (Energy equipment & services)	9,095	77
	Trilogy Energy Corporation (Oil, gas & consumable fuels)	5,242	156
			281

	United States—46.0%
*	Align Technology, Inc. (Health care equipment & supplies)	3,270	121
	Allegiant Travel Co. (Airlines)	1,210	128
*	Aruba Networks, Inc. (Communications equipment)	4,565	70
*	Astronics Corporation (Aerospace & defense)	2,912	119
*	Atwood Oceanics, Inc. (Energy equipment & services)	1,371	71
*	CAI International, Inc. (Trading companies & distributors)	3,862	91
*	Cardtronics, Inc. (IT services)	4,826	133
	CBOE Holdings, Inc. (Diversified financial services)	3,333	156
*	CoStar Group, Inc. (Internet software & services)	1,075	139
*	Cyberonics, Inc. (Health care equipment & supplies)	2,788	145
*	Encore Capital Group, Inc. (Consumer finance)	3,266	108
*	Envestnet, Inc. (Internet software & services)	4,346	107
*	First Cash Financial Services, Inc. (Consumer finance)	2,052	101
*	Gentherm, Inc. (Auto components)	5,444	101
*	Globus Medical, Inc. Class “A” (Health care equipment & supplies)	6,143	104
	Graco, Inc. (Machinery)	1,667	105
*	Grand Canyon Education, Inc. (Diversified consumer services)	4,220	136
*	Guidewire Software, Inc. (Software)	2,572	108
*	Haemonetics Corporation (Health care equipment & supplies)	3,338	138
	Healthcare Services Group, Inc. (Commercial services & supplies)	4,879	120
*	HealthSouth Corporation (Health care providers & services)	5,255	151
	HEICO Corporation (Aerospace & defense)	2,666	134
*	Huron Consulting Group, Inc. (Professional services)	2,487	115
	j2 Global, Inc. (Internet software & services)	2,841	121
	Jones Lang LaSalle, Inc. (Real estate management & development)	1,510	138
*	K 12, Inc. (Diversified consumer services)	3,961	104
*	Middleby Corporation (Machinery)	453	77
	Nu Skin Enterprises, Inc. Class “A” (Personal products)	2,673	163
*	Old Dominion Freight Line, Inc. (Road & rail)	2,885	120

	Issuer	Shares	Value

	Common Stocks—(continued)

	Western Hemisphere—(continued)
*	Portfolio Recovery Associates, Inc. (Consumer finance)	963	$148
	Robert Half International, Inc. (Professional services)	2,276	76
	Rollins, Inc. (Commercial services & supplies)	4,697	122
*	Signature Bank (Commercial banks)	1,770	147
*	Sirona Dental Systems, Inc. (Health care equipment & supplies)	2,446	161
	Six Flags Entertainment Corporation (Hotels, restaurants & leisure)	3,276	115
*	Standard Parking Corporation (Commercial services & supplies)	4,973	107
*	Team Health Holdings, Inc. (Health care providers & services)	3,360	138
	Texas Roadhouse, Inc. (Hotels, restaurants & leisure)	4,731	118
	The Corporate Executive Board Co. (Professional services)	1,953	124
	The Toro Co. (Machinery)	2,415	110
	US Ecology, Inc. (Commercial services & supplies)	4,664	128
	Watsco, Inc. (Trading companies & distributors)	1,322	111
*	WEX, Inc. (IT services)	1,254	96
	Williams-Sonoma, Inc. (Specialty retail)	1,810	101
			5,226

	United Kingdom—11.0%
*	ASOS plc (Internet & catalog retail)	1,537	95
	Aveva Group plc (Software)	2,894	99
	AZ Electronic Materials S.A. (Chemicals)	21,228	99
	Cineworld Group plc (Media)	17,393	90
*	Countrywide plc (Real estate management & development)	14,391	111
	Domino’s Pizza Group plc (Hotels, restaurants & leisure)	8,867	90
	Keller Group plc (Construction & engineering)	8,549	129
	Rightmove plc (Media)	3,799	120
	Senior plc (Machinery)	27,348	104
	Spirax-Sarco Engineering plc (Machinery)	2,585	106
	Ted Baker plc (Textiles, apparel & luxury goods)	4,252	110
	The Restaurant Group plc (Hotels, restaurants & leisure)	12,142	92
			1,245

	Europe—10.3%

	Belgium—0.9%
	Melexis N.V. (Semiconductors & semiconductor equipment)	2,740	58
*	ThromboGenics N.V. (Biotechnology)	1,237	47
			105

See accompanying Notes to Financial Statements.

June 30, 2013	William Blair Funds	29

Global Small Cap Growth Fund

Portfolio of Investments, June 30, 2013 (all dollar amounts in thousands) (unaudited)

	Issuer	Shares	Value

	Common Stocks—(continued)

	Europe—(continued)

	Denmark—1.1%
	GN Store Nord A/S (Health care equipment & supplies)	6,290	$119

	France—0.8%
*	GameLoft SE (Software)	13,302	93

	Germany—1.9%
	Bertrandt AG (Professional services)	708	76
	Wincor Nixdorf AG (Computers & peripherals)	2,531	137
			213

	Italy—2.4%
	Azimut Holding SpA (Capital markets)	6,694	122
	Brembo SpA (Auto components)	8,486	151
			273

	Norway—3.2%
	Borregaard ASA (Chemicals)	30,641	134
	Fred Olsen Energy ASA (Energy equipment & services)	2,133	84
	Opera Software ASA (Internet software & services)	10,152	79
	TGS Nopec Geophysical Co. ASA (Energy equipment & services)	2,442	71
			368

	Japan—8.2%
	ABC-Mart, Inc. (Specialty retail)	1,800	70
	Kakaku.com, Inc. (Internet software & services)	3,600	110
	MISUMI Group, Inc. (Trading companies & distributors)	2,700	74
	MonotaRO Co., Ltd. (Trading companies & distributors)	3,100	76
	Nihon M&A Center, Inc. (Professional services)	1,300	73
	Park24 Co., Ltd. (Commercial services & supplies)	6,300	114
	Sawai Pharmaceutical Co., Ltd. (Pharmaceuticals)	500	60
	Sundrug Co., Ltd. (Food & staples retailing)	1,800	76
	TS Tech Co., Ltd. (Auto components)	3,600	114
	United Arrows, Ltd. (Specialty retail)	4,000	167
			934

	Emerging Asia—6.5%

	China—2.3%
	China Medical System Holdings, Ltd. (Pharmaceuticals)	94,000	84
	Hilong Holding, Ltd. (Energy equipment & services)	161,000	95
	Sunny Optical Technology Group Co., Ltd. (Electronic equipment, instruments & components)	67,000	81
			260

	Issuer	Shares	Value

	Common Stocks—(continued)

	Emerging Asia—(continued)

	Indonesia—0.5%
*	PT Bank Tabungan Pensiunan Nasional Tbk (Commercial banks)	132,000	$55

	Malaysia—0.9%
	Guinness Anchor Bhd (Beverages)	11,600	70
	Silverlake Axis, Ltd. (Software)	48,000	28
			98

	Philippines—0.6%
*	East West Banking Corporation (Commercial banks)	101,700	70

	Taiwan—0.9%
	Novatek Microelectronics Corporation (Semiconductors & semiconductor equipment)	22,000	107

	Thailand—1.3%
	LPN Development PCL (Real estate management & development)	110,200	86
	Tisco Financial Group PCL (Commercial banks)	49,310	65
			151

	Emerging Europe, Mid-East, Africa—4.4%

	Kenya—1.1%
	Safaricom, Ltd. (Wireless telecommunication services)	1,621,000	124

	Poland—0.5%
	LPP S.A. (Textiles, apparel & luxury goods)	32	63

	South Africa—1.3%
	Coronation Fund Managers, Ltd. (Capital markets)	11,570	74
	Oceana Group, Ltd. (Food products)	8,489	72
			146

	Turkey—1.5%
	Tofas Turk Otomobil Fabrikasi A.S. (Automobiles)	15,968	100
	Turkiye Sinai Kalkinma Bankasi A.S. (Commercial banks)	67,774	67
			167

	Asia—3.8%

	Australia—1.9%
	carsales.com, Ltd. (Internet software & services)	9,987	86
	DuluxGroup, Ltd. (Chemicals)	20,000	77
	FlexiGroup, Ltd. (Consumer finance)	13,556	54
			217

	New Zealand—1.0%
	Ryman Healthcare, Ltd. (Health care providers & services)	21,259	105

See accompanying Notes to Financial Statements.

30	Semi-Annual Report	June 30, 2013

Global Small Cap Growth Fund

Portfolio of Investments, June 30, 2013 (all dollar amounts in thousands) (unaudited)

	Shares or
	Principal
Issuer	Amount	Value

Common Stocks—(continued)

Asia—(continued)

Singapore—0.9%
ARA Asset Management Ltd.—144A (Capital markets)	74,000	$102

Emerging Latin America—1.8%

Brazil—1.2%
Iguatemi Empresa de Shopping Centers S.A. (Real estate management & development)	5,800	57
Mills Estruturas e Servicos de Engenharia S.A. (Trading companies & distributors)	5,800	79
		136

Mexico—0.6%
Banregio Grupo Financiero S.A.B. de C.V. (Commercial banks)	13,474	71

Total Common Stocks—94.5% (cost $10,375)		10,729

Exchange-Traded Fund

India—1.4%
Market Vectors India Small—Cap Index ETF	22,125	157

Total Exchange-Traded Fund—1.4% (cost $198)		157

Repurchase Agreement
Fixed Income Clearing Corporation, 0.010% dated 6/28/13, due 7/1/13, repurchase price $238, collateralized by U.S. Treasury Note, 0.750%, due 10/31/17	$238	238

Total Repurchase Agreement—2.1% (cost $238)		238

Total Investments—98.0% (cost $10,811)		11,124
Cash and other assets, less liabilities—2.0%		230
Net assets—100.0%		$11,354

*  Non-income producing securities

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund may use an independent pricing service to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

At June 30, 2013, the Fund’s Portfolio of Investments includes the following industry categories:

Industrials	24.1%
Consumer Discretionary	17.9%
Financials	15.9%
Information Technology	15.2%
Health Care	12.6%
Energy	5.5%
Consumer Staples	3.5%
Materials	2.8%
Exchange-Traded Funds	1.4%
Telecommunication Services	1.1%
Total	100.0%

At June 30, 2013, the Fund’s Portfolio of Investments includes the following currency categories:

U.S. Dollar	49.4%
British Pound Sterling	11.4%
Japanese Yen	8.6%
Euro	6.9%
Norwegian Krone	3.4%
Canadian Dollar	2.6%
Hong Kong Dollar	2.4%
Australian Dollar	2.0%
Turkish Lira	1.5%
Thai Baht	1.4%
South African Rand	1.3%
Brazilian Real	1.3%
Singapore Dollar	1.2%
Kenyan Shilling	1.1%
Danish Krone	1.1%
All Other Currencies	4.4%
Total	100.0%

See accompanying Notes to Financial Statements.

June 30, 2013	William Blair Funds	31

INTERNATIONAL GROWTH FUND

The International Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

W. George Greig Jeffrey A. Urbina Simon Fennell

The William Blair International Growth Fund (Class N shares) posted a 1.96% increase, net of fees, for the six months ended June 30, 2013. By comparison, the Fund’s benchmark index, the MSCI ACW Ex-U.S. IMI Index (net) (the “Index”), increased 0.18%.

The Fund outperformed the Index as its Consumer Discretionary, Financials, and Materials stock selection was strong, and due to the Fund’s higher weighting in Consumer Discretionary at the expense of Resources. Consumer Discretionary performance was driven by Fuji Heavy, coupled with strong performance in Auto Components, Specialty Retail, and Media. Financials stock selection was bolstered by the 5.3% Commercial Banks return, as compared to the -1.4% Index return, in addition to strong performance by Japanese holdings and Insurance. Materials stock selection benefited from outperformance in the underweighted Metals/Mining industry. The Fund’s focus on companies with above average earnings trends and positive price momentum added value year to date, offsetting the higher quality focus and higher valuation, which hampered results. Somewhat mitigating these performance drivers were underperformance in Oil/Gas and in Europe ex-U.K. more broadly.

We increased the Fund’s weighting in Japan from 13.6% at the end of 2012 on an improving fiscal/monetary policy outlook, coupled with improving earnings and moderate valuations. However, in May we reduced the Fund’s weighting in Japan from nearly 18% down to 15.5%, on concerns about valuation, but began increasing the weighting again in June after the market underperformed. As of June 30, the Fund maintained an approximate market weight of 16.5% in Japan, tilted towards Consumer Discretionary and Financials holdings. The U.K. increased from 18.1% to 24.2% of the Fund, well above the 13.7% Index weighting, due primarily to higher weightings in Consumer Discretionary, Financials (Insurers), and Industrials. Emerging markets were reduced from approximately 22% to 19.4%, both due to emerging markets underperformance, coupled with reductions in Korea, South Africa, and Brazil. From a sector perspective, the Fund’s largest weighting was in Financials, which totaled 27.0% of the Fund, above the 25.6% Index weighting, due to higher Capital Markets and Insurance weightings, which more than offset the lower weighting in Commercial Banks. Industrials and Consumer Discretionary each approximated 17% of the Fund, above the Index weighting, while Resources were significantly underweighted at approximately 8% of the Fund, well below the 18% Index weighting.

32	Semi-Annual Report	June 30, 2013

International Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 6/30/2013
	Year to Date	1 Year	3 Year	5 Year	10 Year
Class N	1.96%	17.13%	10.56%	(0.13)%	8.94%
Class I	2.14	17.45	10.87	0.17	9.25
MSCI ACW Ex-U.S. IMI (net)	0.18	13.91	8.13	(0.41)	8.95

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) All Country World (ACW) Ex-U.S. Investable Market Index (IMI) (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. This series approximates the minimum possible dividend reinvestment.

This report identifies the Fund’s investments on June 30, 2013. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

June 30, 2013	William Blair Funds	33

International Growth Fund

Portfolio of Investments, June 30, 2013 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks

Europe—28.2%

Austria—0.1%
Andritz AG (Machinery)	76,092	$3,905

Belgium—0.4%
Colruyt S.A. (Food & staples retailing)	290,449	15,275

Denmark—0.7%
GN Store Nord A/S (Health care equipment & supplies)	1,049,292	19,832
SimCorp A/S (Software)	273,400	8,111
		27,943

Finland—1.5%
Kone Oyj (Machinery)	232,336	18,463
Sampo (Insurance)	1,032,299	40,230
		58,693
France—4.9%
AXA S.A. (Insurance)	3,003,033	59,005
BNP Paribas S.A. (Commercial banks)	566,292	30,940
Hermes International (Textiles, apparel & luxury goods)	43,320	13,984
Publicis Groupe S.A. (Media)	393,947	28,049
Societe BIC S.A. (Commercial services & supplies)	13,050	1,308
Unibail-Rodamco SE (Real estate investment trusts (REITs))	201,025	46,838
Zodiac Aerospace (Aerospace & defense)	48,980	6,484
		186,608

Germany—5.6%
Adidas AG (Textiles, apparel & luxury goods)	290,902	31,481
Bayer AG (Pharmaceuticals)	503,678	53,715
Bayerische Motoren Werke AG (Automobiles)	686,508	60,032
Bertrandt AG (Professional services)	54,018	5,802
Brenntag AG (Trading companies & distributors)	105,977	16,098
Deutsche Wohnen AG (Real estate management & development)	917,068	15,572
Gerry Weber International AG (Textiles, apparel & luxury goods)	51,586	2,182
MTU Aero Engines AG (Aerospace & defense)	203,543	19,632
Wincor Nixdorf AG (Computers & peripherals)	162,392	8,806
		213,320

Italy—1.6%
Azimut Holding SpA (Capital markets)	667,642	12,158
Banca Generali SpA (Capital markets)	260,522	5,616
Brembo SpA (Auto components)	193,675	3,456
Intesa Sanpaolo SpA (Commercial banks)	16,979,569	27,207
Tod’s SpA (Textiles, apparel & luxury goods)	98,438	13,915
		62,352

	Issuer	Shares	Value

	Common Stocks—(continued)

	Luxembourg—0.1%
*	Eurofins Scientific (Life sciences tools & services)	23,494	$4,963

	Netherlands—1.6%
	Unilever N.V. (Food products)	1,573,083	$61,950

	Norway—3.5%
*	Algeta ASA (Biotechnology)	125,365	4,771
	Fred Olsen Energy ASA (Energy equipment & services)	150,866	5,961
	Prosafe SE (Energy equipment & services)	609,213	5,351
	Statoil ASA (Oil, gas & consumable fuels)	2,673,972	55,158
	Telenor ASA (Diversified telecommunication services)	2,311,571	45,818
	TGS Nopec Geophysical Co. ASA (Energy equipment & services)	577,852	16,790
			133,849

	Spain—0.1%
	Viscofan S.A. (Food products)	36,731	1,840

	Sweden—1.2%
	Atlas Copco AB Class “A” (Machinery)	1,454,149	35,128
	Hexpol AB (Chemicals)	165,901	10,811
			45,939

	Switzerland—6.9%
	Burckhardt Compression Holding AG (Machinery)	14,258	5,676
*	Credit Suisse Group AG (Capital markets)	2,005,034	53,175
	Geberit AG (Building products)	109,554	27,175
	Glencore Xstrata plc (Metals & mining)	13,778,882	57,034
	Partners Group Holding AG (Capital markets)	87,548	23,705
	Roche Holding AG (Pharmaceuticals)	316,608	78,771
	SGS S.A. (Professional services)	9,852	21,163
			266,699

	United Kingdom—24.2%
	Abcam plc (Biotechnology)	1,032,007	7,118
	Aberdeen Asset Management plc (Capital markets)	2,813,276	16,379
	Amlin plc (Insurance)	2,410,896	14,422
	Antofagasta plc (Metals & mining)	794,581	9,608
	ARM Holdings plc (Semiconductors & semiconductor equipment)	549,221	6,641
	Ashmore Group plc (Capital markets)	1,305,974	6,827
	AZ Electronic Materials S.A. (Chemicals)	1,177,339	5,501
	Babcock International Group plc (Commercial services & supplies)	1,915,640	32,137
	Berkeley Group Holdings plc (Household durables)	889,740	28,838
	Big Yellow Group plc (Real estate investment trusts (REITs))	959,247	5,611
	BT Group plc (Diversified telecommunication services)	8,866,529	41,697
	Bunzl plc (Trading companies & distributors)	997,727	19,424
	Capita plc (Professional services)	1,050,949	15,441

See accompanying Notes to Financial Statements.

34	Semi-Annual Report	June 30, 2013

International Growth Fund

Portfolio of Investments, June 30, 2013 (all dollar amounts in thousands) (unaudited)

	Issuer	Shares	Value

	United Kingdom—(continued)
	Compass Group plc (Hotels, restaurants & leisure)	3,004,472	$38,385
	Daily Mail & General Trust plc (Media)	1,169,534	13,688
	Derwent London plc (Real estate investment trusts (REITs))	227,568	7,961
	Diageo plc (Beverages)	1,609,633	46,026
	Dunelm Group plc (Specialty retail)	1,032,488	14,871
	easyJet plc (Airlines)	1,233,540	24,315
	Elementis plc (Chemicals)	2,209,133	7,372
	Experian plc (Professional services)	1,276,640	22,194
	GlaxoSmithKline plc (Pharmaceuticals)	1,916,860	48,047
	Halma plc (Electronic equipment, instruments & components)	1,365,998	10,461
	Hargreaves Lansdown plc (Capital markets)	478,172	6,458
	Hiscox, Ltd. (Insurance)	1,115,330	9,661
	Howden Joinery Group plc (Specialty retail)	2,201,695	8,485
	IG Group Holdings plc (Diversified financial services)	1,280,360	11,295
	IMI plc (Machinery)	811,162	15,298
	InterContinental Hotels Group plc (Hotels, restaurants & leisure)	1,360,031	37,399
	ITV plc (Media)	19,220,646	40,956
	John Wood Group plc (Energy equipment & services)	1,635,209	20,133
	Jupiter Fund Management plc (Capital markets)	1,724,240	7,597
	Keller Group plc (Construction & engineering)	374,316	5,642
	Lancashire Holdings, Ltd. (Insurance)	1,081,998	13,034
	Meggitt plc (Aerospace & defense)	1,934,732	15,228
	Moneysupermarket.com Group plc (Internet software & services)	3,081,548	8,980
*	Nanoco Group plc (Semiconductors & semiconductor equipment)	801,031	1,608
	Oxford Instruments plc (Electronic equipment, instruments & components)	104,503	1,922
	Provident Financial plc (Consumer finance)	416,653	9,436
	Prudential plc (Insurance)	4,416,583	72,212
	Reckitt Benckiser Group plc (Household products)	719,292	50,849
	Restaurant Group plc (Hotels, restaurants & leisure)	462,636	3,518
	Rightmove plc (Media)	470,896	14,926
*	Rolls-Royce Holdings plc (Aerospace & defense)	2,526,183	43,570
	Rotork plc (Machinery)	285,126	11,579
	RPS Group plc (Commercial services & supplies)	1,049,791	3,225
	Senior plc (Machinery)	1,030,368	3,924
	St James’s Place plc (Insurance)	1,386,208	11,385
	Tullow Oil plc (Oil, gas & consumable fuels)	2,424,690	36,915
	William Hill plc (Hotels, restaurants & leisure)	2,904,000	19,474
			927,673
Issuer	Shares	Value

Japan—16.5%
Astellas Pharma, Inc. (Pharmaceuticals)	745,400	$40,509
Daikin Industries, Ltd. (Building products)	388,300	15,700
Denso Corporation (Auto components)	735,300	34,585
FamilyMart Co., Ltd. (Food & staples retailing)	287,600	12,266
Fuji Heavy Industries, Ltd. (Automobiles)	2,856,000	70,407
Isuzu Motors, Ltd. (Automobiles)	3,831,000	26,228
ITOCHU Corporation (Trading companies & distributors)	3,465,400	40,007
Keyence Corporation (Electronic equipment, instruments & components)	44,000	14,041
Lawson, Inc. (Food & staples retailing)	295,000	22,516
Makita Corporation (Machinery)	549,700	29,708
MISUMI Group, Inc. (Trading companies & distributors)	152,800	4,201
Nexon Co., Ltd. (Software)	1,340,300	14,784
Nitto Denko Corporation (Chemicals)	317,600	20,430
ORIX Corporation (Diversified financial services)	4,134,500	56,486
Park24 Co., Ltd. (Commercial services & supplies)	336,600	6,105
Secom Co., Ltd. (Commercial services & supplies)	388,600	21,158
Shimamura Co., Ltd. (Specialty retail)	100,400	12,198
Shin-Etsu Chemical Co., Ltd. (Chemicals)	311,100	20,640
Ship Healthcare Holdings, Inc. (Health care providers & services)	201,700	7,423
Sumitomo Mitsui Financial Group, Inc. (Commercial banks)	1,944,900	89,225
Sundrug Co., Ltd. (Food & staples retailing)	198,700	8,434
Suruga Bank, Ltd. (Commercial banks)	1,049,000	19,059
TS Tech Co., Ltd. (Auto components)	125,000	3,970
Tsuruha Holdings, Inc. (Food & staples retailing)	71,100	6,731
United Arrows, Ltd. (Specialty retail)	154,300	6,449
Yahoo! Japan Corporation (Internet software & services)	64,625	31,863
		635,123

Emerging Asia—13.6%

China—5.3%
AAC Technologies Holdings, Inc. (Communications equipment)	2,490,000	14,062
Biostime International Holdings, Ltd. (Food products)	224,500	1,259
China Merchants Bank Co., Ltd. Class “H” (Commercial banks)	11,904,500	19,892
China Overseas Grand Oceans Group, Ltd. (Real estate management & development)	6,904,000	8,812
China Overseas Land & Investment, Ltd. (Real estate management & development)	12,300,000	32,272
Great Wall Motor Co., Ltd. Class “H” (Automobiles)	5,831,500	25,150
Haier Electronics Group Co., Ltd. (Household durables)	2,237,000	3,565

See accompanying Notes to Financial Statements.

June 30, 2013	William Blair Funds	35

International Growth Fund

Portfolio of Investments, June 30, 2013 (all dollar amounts in thousands) (unaudited)

	Issuer	Shares	Value

	Emerging Asia—(continued)

	China—(continued)
	Haitian International Holdings, Ltd. (Machinery)	1,345,000	$1,967
*	Hollysys Automation Technologies, Ltd. (Electronic equipment, instruments & components)†	403,494	5,007
	Industrial and Commercial Bank of China, Ltd. Class “H” (Commercial banks)	47,974,000	30,246
	Minth Group, Ltd. (Auto components)	2,588,000	4,024
	Sino Biopharmaceutical (Pharmaceuticals)	17,796,000	11,541
	Tencent Holdings, Ltd. (Internet software & services)	1,096,600	43,010
*	WuXi PharmaTech Cayman, Inc.—ADR (Life sciences tools & services)	233,977	4,914
			205,721

	India—2.3%
	Eicher Motors, Ltd. (Machinery)	80,335	4,430
	Glenmark Pharmaceuticals, Ltd. (Pharmaceuticals)	1,532,904	14,142
	Gruh Finance, Ltd. (Thrifts & mortgage finance)	870,425	3,350
	HCL Technologies, Ltd. (IT services)	805,794	10,523
	IndusInd Bank, Ltd. (Commercial banks)	1,025,306	8,065
	Ipca Laboratories, Ltd. (Pharmaceuticals)	601,557	6,633
	Lupin, Ltd. (Pharmaceuticals)	744,202	9,786
	Oberoi Realty, Ltd. (Real estate management & development)	872,228	2,904
	Tata Consultancy Services, Ltd. (IT services)	761,381	19,451
	Yes Bank, Ltd. (Commercial banks)	1,069,125	8,296
			87,580

	Indonesia—1.2%
	PT Alam Sutera Realty Tbk (Real estate management & development)	48,407,500	3,658
	PT Bank Rakyat Indonesia Persero Tbk (Commercial banks)	21,856,500	17,067
	PT Ciputra Development Tbk (Real estate management & development)	29,420,500	4,002
	PT Telekomunikasi Indonesia Persero Tbk (Diversified telecommunication services)	19,360,000	21,944
			46,671

	Philippines—0.1%
	Security Bank Corporation (Commercial banks)	978,390	3,424

	South Korea—1.6%
	GS Home Shopping, Inc. (Internet & catalog retail)	29,524	6,114
	Samsung Electronics Co., Ltd. (Semiconductors & semiconductor equipment)	45,873	53,905
			60,019

	Sri Lanka—0.1%
	John Keells Holdings plc (Industrial conglomerates)	1,892,546	3,657
Issuer	Shares	Value

Emerging Asia—(continued)

Taiwan—2.2%
Asustek Computer, Inc. (Computers & peripherals)	1,498,000	$12,895
Eclat Textile Co., Ltd. (Textiles, apparel & luxury goods)	1,102,000	8,144
St Shine Optical Co., Ltd. (Health care equipment & supplies)	101,000	2,625
Taiwan Semiconductor Manufacturing Co., Ltd.—ADR (Semiconductors & semiconductor equipment)	3,234,522	59,257
		82,921

Thailand—0.8%
Advanced Info Service PCL (Wireless telecommunication services)	900,600	8,189
BEC World PCL (Media)	3,101,400	5,875
Kasikornbank PCL (Commercial banks)	2,207,100	13,948
Kiatnakin Bank PCL (Commercial banks)	1,824,300	3,117
		31,129

Asia—6.6%

Australia—2.6%
CSL, Ltd. (Biotechnology)	503,913	28,380
DuluxGroup, Ltd. (Chemicals)	1,656,717	6,379
REA Group, Ltd. (Media)	150,375	3,786
Seek, Ltd. (Professional services)	667,303	5,535
Super Retail Group, Ltd. (Specialty retail)	383,487	4,198
Telstra Corporation, Ltd. (Diversified telecommunication services)	11,789,844	51,432
		99,710

Hong Kong—2.5%
China High Precision Automation Group, Ltd. (Electronic equipment, instruments & components)**§	6,597,000	689
Hutchison Telecommunications Hong Kong Holdings, Ltd. (Diversified telecommunication services)	23,772,000	12,566
Sa Sa International Holdings, Ltd. (Specialty retail)	10,214,000	10,140
SmarTone Telecommunications Holdings, Ltd. (Wireless telecommunication services)	6,639,000	11,025
Techtronic Industries Co. (Household durables)	6,588,000	15,765
Value Partners Group, Ltd. (Capital markets)	7,014,000	3,780
Wharf Holdings, Ltd. (Real estate management & development)	5,007,000	42,091
		96,056

New Zealand—0.1%
Ryman Healthcare, Ltd. (Health care providers & services)	1,179,202	5,821

Singapore—1.4%
First Resources, Ltd. (Food products)	3,336,000	4,672
Keppel Corporation, Ltd. (Industrial conglomerates)	1,619,300	13,286

See accompanying Notes to Financial Statements.

36	Semi-Annual Report	June 30, 2013

International Growth Fund

Portfolio of Investments, June 30, 2013 (all dollar amounts in thousands) (unaudited)

	Issuer	Shares	Value

	Asia—(continued)

	Singapore—(continued)
	Singapore Technologies Engineering, Ltd. (Aerospace & defense)	8,184,000	$27,054
	StarHub, Ltd. (Wireless telecommunication services)	2,735,000	9,020
			54,032

	Emerging Europe, Mid-East, Africa—3.0%

	Kenya—0.1%
	Equity Bank, Ltd. (Commercial banks)	5,466,500	1,991
	Kenya Commercial Bank, Ltd. (Commercial banks)	7,519,700	3,243
			5,234

	Nigeria—0.3%
	Guaranty Trust Bank plc (Commercial banks)	70,554,411	10,549

	Poland—0.3%
*	Alior Bank S.A. (Commercial banks)	116,884	3,148
	Eurocash S.A. (Food & staples retailing)	459,791	8,123
			11,271

	South Africa—1.1%
	Bidvest Group, Ltd. (Industrial conglomerates)	725,976	17,990
	Coronation Fund Managers, Ltd. (Capital markets)	703,262	4,464
	FirstRand, Ltd. (Diversified financial services)	5,992,585	17,538
			39,992

	Turkey—0.6%
	Tofas Turk Otomobil Fabrikasi A.S. (Automobiles)	768,066	4,799
	Turkiye Halk Bankasi A.S. (Commercial banks)	2,252,278	19,093
			23,892

	United Arab Emirates—0.6%
	Dragon Oil plc (Oil, gas & consumable fuels)	1,218,607	10,611
	First Gulf Bank PJSC (Commercial banks)	2,968,407	12,890
			23,501

	Canada—2.8%
	Canadian National Railway Co. (Road & rail)†	488,529	47,519
	CI Financial Corporation (Capital markets)	630,623	18,151
	First Quantum Minerals, Ltd. (Metals & mining)	890,340	13,206
	Metro, Inc. (Food & staples retailing)	320,762	21,496
	Westjet Airlines, Ltd. (Airlines)	387,247	8,292
			108,664
	Issuer	Shares or Principal Amount	Value

	Emerging Latin America—2.2%

	Brazil—1.4%
*	BB Seguridade Participacoes S.A. (Insurance)	2,339,100	$18,450
	CCR S.A (Transportation infrastructure)	1,233,700	9,786
	Kroton Educacional S.A. (Diversified consumer services)	886,500	12,276
	Linx S.A. (Software)	347,200	5,602
	Mills Estruturas e Servicos de Engenharia S.A. (Trading companies & distributors)	361,800	4,898
			51,012
	Chile—0.6%
	Forus S.A. (Textiles, apparel & luxury goods)	607,900	3,465
	Inversiones La Construccion S.A. (Diversified financial services)	210,385	3,222
	Parque Arauco S.A. (Real estate management & development)	5,294,073	11,567
	Sonda S.A. (IT services)	1,750,122	5,098
			23,352

	Mexico—0.2%
	Banregio Grupo Financiero S.A.B. de C.V. (Commercial banks)	1,649,300	8,713

	Total Common Stocks—97.1% (cost $3,338,530)		3,729,053

	Affiliated Fund

	China—0.6%
	William Blair China A-Share Fund, LLC	2,202,200	22,815

	Total Affiliated Fund—0.6% (cost $22,022)		22,815

	Repurchase Agreement
	Fixed Income Clearing Corporation, 0.010% dated 6/28/13, due 7/1/13, repurchase price $72,519, collateralized by U.S. Treasury Note, 0.750%, due 10/31/17	$72,519	72,519

	Total Repurchase Agreement—1.9% (cost $72,519)		72,519

	Total Investments—99.6% (cost $3,433,071)		3,824,387
	Cash and other assets, less liabilities—0.4%		15,491
	Net assets—100.0%		$3,839,878

ADR = American Depository Receipt

* Non-income producing securities

† = U.S. listed foreign security

** = Fair valued pursuant to Valuation Procedures adopted by the Board of Trustees. This holding represents 0.02% of the Fund’s net assets at June 30, 2013.

§ = Deemed illiquid pursuant to Liquidity Procedures approved by the Board of Trustees. This holding represents 0.02% of the net assets at June 30, 2013.

See accompanying Notes to Financial Statements.

June 30, 2013	William Blair Funds	37

International Growth Fund

Portfolio of Investments, June 30, 2013 (all dollar amounts in thousands) (unaudited)

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund may use an independent pricing service to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

At June 30, 2013, the Fund’s Portfolio of Investments includes the following industry categories:

Financials	27.0%
Consumer Discretionary	17.0%
Industrials	17.0%
Health Care	9.4%
Information Technology	9.1%
Consumer Staples	7.1%
Telecommunication Services	5.4%
Energy	4.0%
Materials	4.0%
Total	100.0%

At June 30, 2013, the Fund’s Portfolio of Investments includes the following currency categories:

British Pound Sterling	26.5%
Japanese Yen	16.9%
Euro	16.5%
Hong Kong Dollar	7.9%
Swiss Franc	5.6%
U.S. Dollar	3.6%
Norwegian Krone	3.6%
Australian Dollar	2.7%
Indian Rupee	2.3%
Canadian Dollar	1.6%
South Korean Won	1.6%
Singapore Dollar	1.4%
Brazilian Real	1.4%
Indonesian Rupiah	1.2%
Swedish Krona	1.2%
South African Rand	1.1%
All Other Currencies	4.9%
Total	100.0%

As of June 30, 2013 the Fund invested in William Blair China A-Share Fund, LLC, an affiliated fund. There are no unfunded commitments to the affiliated fund and the Fund may redeem its investment monthly.

	Shares Activity Affiliated with China A-Share Fund				Period Ended June 30, 2013
					(in thousands)
Fund Name	Balance 12/31/2012	Purchases	Sales	Balance 6/30/2013	Value
William Blair China A-Share Fund, LLC	2,202,200	—	—	2,202,200	$22,815
					$22,815

Affiliated Funds accounted for $793 of change in net unrealized depreciation on investments during the period.

See accompanying Notes to Financial Statements.

38	Semi-Annual Report	June 30, 2013

INSTITUTIONAL INTERNATIONAL GROWTH FUND

The Institutional International Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

W. George Greig Jeffrey A. Urbina Simon Fennell	The William Blair Institutional International Growth Fund posted a 2.22% increase, net of fees, for the six months ended June 30, 2013. By comparison, the Fund’s benchmark index, the MSCI All Country World Ex-U.S. IMI Index (net) (the “Index”), increased 0.18%.

The Fund outperformed the Index as its Consumer, Financials, and Materials stock selection was strong, and due to the Fund’s higher weighting in Consumer Discretionary at the expense of Resources. Discretionary performance was driven by Fuji Heavy, coupled with strong performance in Auto Components, Specialty Retail, and Media. Financials stock selection was bolstered by the 5.3% Commercial Banks return, as compared to the -1.4% Index return, in addition to strong performance by Japanese holdings and Insurance. Materials stock selection benefited from outperformance in the underweighted Metals/Mining industry. The Fund’s focus on companies with above average earnings trends and positive price momentum added value year to date, offsetting the higher quality focus and higher valuation, which hampered results. Somewhat mitigating these performance drivers were underperformance in Oil/Gas and in Europe Ex-U.K. more broadly.

We increased the Fund’s weighting in Japan from 13.6% at the end of 2012 on an improving fiscal/monetary policy outlook, coupled with improving earnings and moderate valuations. However, in May we reduced the Fund’s weighting in Japan from nearly 18% down to 15.5%, on concerns about valuation, but began increasing the weighting again in June after the market underperformed. As of June 30, the Fund maintained an approximate market weight of 16.5% in Japan, tilted towards Discretionary and Financials holdings. The U.K. increased from 18.2% to 24.1% of the Fund, well above the 13.7% Index weighting, due primarily to higher weightings in Discretionary, Financials (Insurers), and Industrials. Emerging markets were reduced from approximately 22% to 19.3%, both due to emerging markets underperformance, coupled with reductions in Korea, South Africa, and Brazil. From a sector perspective, the Fund’s largest weighting was in Financials, which totaled 27.0% of the Fund, above the 25.6% Index weighting, due to higher Capital Markets and Insurance weightings, which more than offset the lower weighting in Commercial Banks. Industrials and Discretionary each approximated 17% of the Fund, above the Index weighting, while Resources were significantly underweighted at approximately 8% of the Fund, well below the 18% Index weighting.

June 30, 2013	William Blair Funds	39

Institutional International Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 6/30/2013
	Year to Date	1 Year	3 Year	5 Year	10 Year
Institutional Class	2.22%	17.47%	11.20%	0.35%	9.36%
MSCI ACW Ex-U.S. IMI (net)	0.18	13.91	8.13	(0.41)	8.95

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. Shares of the Fund are available without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) All Country World (ACW) Ex-U.S. Investable Market Index (IMI) (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. This series approximates the minimum possible dividend reinvestment.

This report identifies the Fund’s investments on June 30, 2013. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

40	Semi-Annual Report	June 30, 2013

Institutional International Growth Fund

Portfolio of Investments, June 30, 2013 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks

Europe—28.1%

Austria—0.1%
Andritz AG (Machinery)	41,001	$2,104

Belgium—0.4%
Colruyt S.A. (Food & staples retailing)	156,876	8,251

Denmark—0.7%
GN Store Nord A/S (Health care equipment & supplies)	567,331	10,723
SimCorp A/S (Software)	144,560	4,289
		15,012
Finland—1.5%
Kone Oyj Class ‘‘B’’ (Machinery)	125,489	9,972
Sampo Class ‘‘A’’ (Insurance)	556,846	21,701
		31,673
France—4.9%
AXA S.A. (Insurance)	1,620,463	31,840
BNP Paribas S.A. (Commercial banks)	305,864	16,711
Hermes International (Textiles, apparel & luxury goods)	23,398	7,553
Publicis Groupe S.A. (Media)	212,088	15,101
Societe BIC S.A. (Commercial services & supplies)	7,152	717
Unibail-Rodamco SE (Real estate investment trusts (REITs))	108,577	25,298
Zodiac Aerospace (Aerospace & defense)	26,277	3,478
		100,698
Germany—5.5%
Adidas AG (Textiles, apparel & luxury goods)	156,660	16,953
Bayer AG (Pharmaceuticals)	272,045	29,012
Bayerische Motoren Werke AG (Automobiles)	369,988	32,353
Bertrandt AG (Professional services)	29,130	3,129
Brenntag AG (Trading companies & distributors)	57,240	8,695
Deutsche Wohnen AG (Real estate management & development)	494,646	8,399
Gerry Weber International AG (Textiles, apparel & luxury goods)	27,675	1,171
MTU Aero Engines AG (Aerospace & defense)	109,937	10,604
Wincor Nixdorf AG (Computers & peripherals)	86,190	4,674
		114,990
Italy—1.6%
Azimut Holding SpA (Capital markets)	360,605	6,567
Banca Generali SpA (Capital markets)	140,299	3,024
Brembo SpA (Auto components)	104,693	1,868
Intesa Sanpaolo SpA (Commercial banks)	9,162,321	14,681
Tod’s SpA (Textiles, apparel & luxury goods)	53,168	7,516
		33,656

	Issuer	Shares	Value

	Common Stocks—(continued)

	Europe—(continued)

	Luxembourg—0.1%
*	Eurofins Scientific (Life sciences tools & services)	12,460	$2,632

	Netherlands—1.6%
	Unilever N.V. (Food products)	849,650	33,460

	Norway—3.5%
*	Algeta ASA (Biotechnology)	66,486	2,530
	Fred Olsen Energy ASA (Energy equipment & services)	79,538	3,143
	Prosafe SE (Energy equipment & services)	323,089	2,838
	Statoil ASA (Oil, gas & consumable fuels)	1,440,774	29,720
	Telenor ASA (Diversified telecommunication services)	1,245,507	24,687
	TGS Nopec Geophysical Co. ASA (Energy equipment & services)	311,191	9,042
			71,960
	Spain—0.1%
	Viscofan S.A. (Food products)	19,543	979

	Sweden—1.2%
	Atlas Copco AB Class “A” (Machinery)	785,412	18,973
	Hexpol AB (Chemicals)	89,005	5,800
			24,773
	Switzerland—6.9%
	Burckhardt Compression Holding AG (Machinery)	7,560	3,010
*	Credit Suisse Group AG (Capital markets)	1,080,492	28,655
*	Geberit AG (Building products)	59,172	14,678
	Glencore Xstrata plc (Metals & mining)	7,437,105	30,784
	Partners Group Holding AG (Capital markets)	47,286	12,803
	Roche Holding AG (Pharmaceuticals)	171,006	42,546
	SGS S.A. (Professional services)	5,321	11,430
			143,906

	United Kingdom—24.1%
	Abcam plc (Biotechnology)	545,441	3,762
	Aberdeen Asset Management plc (Capital markets)	1,515,284	8,822
	Amlin plc (Insurance)	1,302,167	7,789
	Antofagasta plc (Metals & mining)	428,600	5,183
	ARM Holdings plc (Semiconductors & semiconductor equipment)	285,974	3,458
	Ashmore Group plc (Capital markets)	705,338	3,687
	AZ Electronic Materials S.A. (Chemicals)	624,388	2,917
	Babcock International Group plc (Commercial services & supplies)	1,034,671	17,358
	Berkeley Group Holdings plc (Household durables)	480,564	15,576
	Big Yellow Group plc (Real estate investment trusts (REITs))	517,839	3,029
	BT Group plc (Diversified telecommunication services)	4,774,900	22,455

See accompanying Notes to Financial Statements.

June 30, 2013	William Blair Funds	41

Institutional International Growth Fund

Portfolio of Investments, June 30, 2013 (all dollar amounts in thousands) (unaudited)

	Issuer	Shares	Value

	Common Stocks—(continued)

	United Kingdom—(continued)
	Bunzl plc (Trading companies & distributors)	538,859	$10,491
	Capita plc (Professional services)	567,775	8,342
	Compass Group plc (Hotels, restaurants & leisure)	1,621,240	20,713
	Daily Mail & General Trust plc Class “A” (Media)	630,132	7,375
	Derwent London plc (Real estate investment trusts (REITs))	122,882	4,299
	Diageo plc (Beverages)	867,970	24,819
	Dunelm Group plc (Specialty retail)	565,546	8,146
	easyJet plc (Airlines)	664,095	13,090
	Elementis plc (Chemicals)	1,176,458	3,926
	Experian plc (Professional services)	688,886	11,976
	GlaxoSmithKline plc (Pharmaceuticals)	1,031,971	25,867
	Halma plc (Electronic equipment, instruments & components)	748,226	5,730
	Hargreaves Lansdown plc (Capital markets)	255,795	3,455
	Hiscox, Ltd. (Insurance)	602,409	5,218
	Howden Joinery Group plc (Specialty retail)	1,185,315	4,568
	IG Group Holdings plc (Diversified financial services)	701,314	6,187
	IMI plc (Machinery)	438,096	8,262
	InterContinental Hotels Group plc (Hotels, restaurants & leisure)	734,578	20,200
	ITV plc (Media)	10,381,410	22,121
	John Wood Group plc (Energy equipment & services)	883,205	10,874
	Jupiter Fund Management plc (Capital markets)	916,912	4,040
	Keller Group plc (Construction & engineering)	201,218	3,033
	Lancashire Holdings, Ltd. (Insurance)	592,661	7,139
	Meggitt plc (Aerospace & defense)	1,044,983	8,225
	Moneysupermarket.com Group plc (Internet software & services)	1,658,536	4,833
*	Nanoco Group plc (Semiconductors & semiconductor equipment)	432,625	869
	Oxford Instruments plc (Electronic equipment, instruments & components)	56,289	1,035
	Provident Financial plc (Consumer finance)	224,490	5,084
	Prudential plc (Insurance)	2,380,727	38,925
	Reckitt Benckiser Group plc (Household products)	388,047	27,433
	Rightmove plc (Media)	254,324	8,061
*	Rolls-Royce Holdings plc (Aerospace & defense)	1,364,436	23,533
	Rotork plc (Machinery)	156,180	6,342
	RPS Group plc (Commercial services & supplies)	552,726	1,698
	Senior plc (Machinery)	548,072	2,087
	St James’s Place plc (Insurance)	747,728	6,141
	The Restaurant Group plc (Hotels, restaurants & leisure)	245,353	1,866
	Tullow Oil plc (Oil, gas & consumable fuels)	1,306,769	19,895

Issuer	Shares	Value

Common Stocks—(continued)

United Kingdom—(continued)
William Hill plc (Hotels, restaurants & leisure)	1,568,024	$10,515
		500,449

Japan—16.5%
Astellas Pharma, Inc. (Pharmaceuticals)	402,600	21,880
Daikin Industries, Ltd. (Building products)	209,700	8,478
Denso Corporation (Auto components)	397,100	18,678
FamilyMart Co., Ltd. (Food & staples retailing)	155,200	6,619
Fuji Heavy Industries, Ltd. (Automobiles)	1,542,000	38,014
Isuzu Motors, Ltd. (Automobiles)	2,062,000	14,117
ITOCHU Corporation (Trading companies & distributors)	1,865,700	21,539
Keyence Corporation (Electronic equipment, instruments & components)	23,700	7,563
Lawson, Inc. (Food & staples retailing)	159,300	12,159
Makita Corporation (Machinery)	296,900	16,045
MISUMI Group, Inc. (Trading companies & distributors)	81,200	2,233
Nexon Co., Ltd. (Software)	721,600	7,960
Nitto Denko Corporation (Chemicals)	171,000	11,000
ORIX Corporation (Diversified financial services)	2,197,800	30,026
Park24 Co., Ltd. (Commercial services & supplies)	181,400	3,290
Secom Co., Ltd. (Commercial services & supplies)	209,200	11,390
Shimamura Co., Ltd. (Specialty retail)	54,700	6,646
Shin-Etsu Chemical Co., Ltd. (Chemicals)	167,500	11,113
Ship Healthcare Holdings, Inc. (Health care providers & services)	106,800	3,930
Sumitomo Mitsui Financial Group, Inc. (Commercial banks)	1,049,900	48,165
Sundrug Co., Ltd. (Food & staples retailing)	109,500	4,648
Suruga Bank, Ltd. (Commercial banks)	565,000	10,265
TS Tech Co., Ltd. (Auto components)	67,400	2,141
Tsuruha Holdings, Inc. (Food & staples retailing)	37,600	3,560
United Arrows, Ltd. (Specialty retail)	81,100	3,389
Yahoo! Japan Corporation (Internet software & services)	34,792	17,154
		342,002

Emerging Asia—13.5%

China—5.3%
AAC Technologies Holdings, Inc. (Communications equipment)	1,344,000	7,590
Biostime International Holdings, Ltd. (Food products)	120,000	673
China Merchants Bank Co., Ltd. Class “H” (Commercial banks)	6,414,000	10,718
China Overseas Grand Oceans Group, Ltd. (Real estate management & development)	3,804,000	4,856

See accompanying Notes to Financial Statements.

42	Semi-Annual Report	June 30, 2013

Institutional International Growth Fund

Portfolio of Investments, June 30, 2013 (all dollar amounts in thousands) (unaudited)

	Issuer	Shares	Value

	Common Stocks—(continued)

	Emerging Asia—(continued)

	China—(continued)
	China Overseas Land & Investment, Ltd. (Real estate management & development)	6,644,000	$17,432
	Great Wall Motor Co., Ltd. Class “H” (Automobiles)	3,149,500	13,583
	Haier Electronics Group Co., Ltd. (Household durables)	1,205,000	1,920
	Haitian International Holdings, Ltd. (Machinery)	713,000	1,042
*	Hollysys Automation Technologies, Ltd. (Electronic equipment, instruments & components)†	214,215	2,658
	Industrial and Commercial Bank of China, Ltd. Class “H” (Commercial banks)	25,909,000	16,335
	Minth Group, Ltd. (Auto components)	1,382,000	2,149
	Sino Biopharmaceutical (Pharmaceuticals)	9,580,000	6,213
	Tencent Holdings, Ltd. (Internet software & services)	593,500	23,278
*	WuXi PharmaTech Cayman, Inc.—ADR (Life sciences tools & services)	123,283	2,589
			111,036

	India—2.3%
	Eicher Motors, Ltd. (Machinery)	43,480	2,398
	Glenmark Pharmaceuticals, Ltd. (Pharmaceuticals)	827,948	7,639
	Gruh Finance, Ltd. (Thrifts & mortgage finance)	467,643	1,800
	HCL Technologies, Ltd. (IT services)	442,046	5,772
	IndusInd Bank, Ltd. (Commercial banks)	551,010	4,334
	Ipca Laboratories, Ltd. (Pharmaceuticals)	317,967	3,506
	Lupin, Ltd. (Pharmaceuticals)	399,258	5,250
	Oberoi Realty, Ltd. (Real estate management & development)	461,980	1,538
	Tata Consultancy Services, Ltd. (IT services)	410,825	10,495
	Yes Bank, Ltd. (Commercial banks)	576,197	4,471
			47,203

	Indonesia—1.2%
	PT Alam Sutera Realty Tbk (Real estate management & development)	26,120,000	1,974
	PT Bank Rakyat Indonesia Persero Tbk (Commercial banks)	11,799,500	9,214
	PT Ciputra Development Tbk (Real estate management & development)	15,602,500	2,122
	PT Telekomunikasi Indonesia Persero Tbk (Diversified telecommunication services)	10,446,000	11,840
			25,150
	Philippines—0.1%
	Security Bank Corporation (Commercial banks)	518,880	1,816

	South Korea—1.5%
	GS Home Shopping, Inc. (Internet & catalog retail)	15,911	3,295

Issuer	Shares	Value

Common Stocks—(continued)

Emerging Asia—(continued)

South Korea—(continued)
Samsung Electronics Co., Ltd. (Semiconductors & semiconductor equipment)	24,704	$29,029
		32,324
Sri Lanka—0.1%
John Keells Holdings plc (Industrial conglomerates)	1,005,757	1,944
Taiwan—2.2%
Asustek Computer, Inc. (Computers & peripherals)	809,000	6,964
Eclat Textile Co., Ltd. (Textiles, apparel & luxury goods)	594,000	4,390
St Shine Optical Co., Ltd. (Health care equipment & supplies)	62,100	1,614
Taiwan Semiconductor Manufacturing Co., Ltd.—ADR (Semiconductors & semiconductor equipment)	1,747,022	32,006
		44,974

Thailand—0.8%
Advanced Info Service PCL (Wireless telecommunication services)	486,000	4,419
BEC World PCL (Media)	1,640,400	3,107
Kasikornbank PCL (Commercial banks)	1,191,200	7,528
Kiatnakin Bank PCL (Commercial banks)	982,100	1,678
		16,732

Asia—6.6%

Australia—2.6%
CSL, Ltd. (Biotechnology)	272,173	15,328
DuluxGroup, Ltd. (Chemicals)	879,307	3,386
REA Group, Ltd. (Media)	80,361	2,023
Seek, Ltd. (Professional services)	354,742	2,943
Super Retail Group, Ltd. (Specialty retail)	203,865	2,232
Telstra Corporation, Ltd. (Diversified telecommunication services)	6,367,902	27,779
		53,691
Hong Kong—2.5%
China High Precision Automation Group, Ltd. (Electronic equipment, instruments & components)**§	3,373,000	352
Hutchison Telecommunications Hong Kong Holdings, Ltd. (Diversified telecommunication services)	12,840,000	6,788
Sa Sa International Holdings, Ltd. (Specialty retail)	5,614,000	5,573
SmarTone Telecommunications Holdings, Ltd. (Wireless telecommunication services)	3,512,500	5,833
Techtronic Industries Co. (Household durables)	3,562,500	8,525
Value Partners Group, Ltd. (Capital markets)	3,678,000	1,982

See accompanying Notes to Financial Statements.

June 30, 2013	William Blair Funds	43

Institutional International Growth Fund

Portfolio of Investments, June 30, 2013 (all dollar amounts in thousands) (unaudited)

	Issuer	Shares	Value

	Common Stocks—(continued)

	Asia—(continued)

	Hong Kong—(continued)
	Wharf Holdings, Ltd. (Real estate management & development)	2,696,000	$22,664
			51,717

	New Zealand—0.1%
	Ryman Healthcare, Ltd. (Health care providers & services)	626,869	3,094

	Singapore—1.4%
	First Resources, Ltd. (Food products)	1,781,000	2,494
	Keppel Corporation, Ltd. (Industrial conglomerates)	873,300	7,166
	Singapore Technologies Engineering, Ltd. (Aerospace & defense)	4,410,000	14,578
	StarHub, Ltd. (Wireless telecommunication services)	1,478,000	4,874
			29,112

	Emerging Europe, Mid-East, Africa—3.0%

	Kenya—0.1%
	Equity Bank, Ltd. (Commercial banks)	2,895,700	1,055
	Kenya Commercial Bank, Ltd. (Commercial banks)	3,896,900	1,680
			2,735

	Nigeria—0.3%
	Guaranty Trust Bank plc (Commercial banks)	37,969,896	5,677

	Poland—0.3%
*	Alior Bank S.A. (Commercial banks)	62,376	1,680
	Eurocash S.A. (Food & staples retailing)	246,731	4,359
			6,039

	South Africa—1.1%
	Bidvest Group, Ltd. (Industrial conglomerates)	392,112	9,716
	Coronation Fund Managers, Ltd. (Capital markets)	372,967	2,368
	FirstRand, Ltd. (Diversified financial services)	3,236,701	9,473
			21,557

	Turkey—0.6%
	Tofas Turk Otomobil Fabrikasi A.S. (Automobiles)	414,156	2,588
	Turkiye Halk Bankasi A.S. (Commercial banks)	1,216,495	10,312
			12,900

	United Arab Emirates—0.6%
	Dragon Oil plc (Oil, gas & consumable fuels)	661,315	5,759
	First Gulf Bank PJSC (Commercial banks)	1,603,289	6,962
			12,721

	Issuer	Shares	Value

	Western Hemisphere—2.8%

	Canada—2.8%
	Canadian National Railway Co. (Road & rail)†	263,863	$25,666
	CI Financial Corporation (Capital markets)	340,611	9,804
	First Quantum Minerals, Ltd. (Metals & mining)	480,254	7,124
	Metro, Inc. (Food & staples retailing)	173,249	11,610
	Westjet Airlines, Ltd. (Airlines)	205,630	4,403
			58,607

	Emerging Latin America—2.2%

	Brazil—1.3%
*	BB Seguridade Participacoes S.A. (Insurance)	1,263,100	9,963
	CCR S.A (Transportation infrastructure)	666,200	5,285
	Kroton Educacional S.A. (Diversified consumer services)	479,800	6,644
	Linx S.A. (Software)	187,700	3,028
	Mills Estruturas e Servicos de Engenharia S.A. (Trading companies & distributors)	190,800	2,583
			27,503
	Chile—0.6%
	Forus S.A. (Textiles, apparel & luxury goods)	328,070	1,870
	Inversiones La Construccion S.A. (Diversified financial services)	110,889	1,698
	Parque Arauco S.A. (Real estate management & development)	2,859,422	6,248
	Sonda S.A. (IT services)	922,766	2,688
			12,504
	Mexico—0.3%
	Banregio Grupo Financiero S.A.B. de C.V. (Commercial banks)	888,600	4,694

	Total Common Stocks—96.8% (cost $1,805,153)		2,010,275

	Affiliated Fund

	China—0.6%
	William Blair China A-Share Fund, LLC	1,183,400	12,260
	Total Affiliated Fund—0.6% (cost $11,834)		12,260

See accompanying Notes to Financial Statements.

44	Semi-Annual Report	June 30, 2013

Institutional International Growth Fund

Portfolio of Investments, June 30, 2013 (all dollar amounts in thousands) (unaudited)

Issuer	Principal Amount	Value

Repurchase Agreement
Fixed Income Clearing Corporation, 0.010% dated 6/28/13, due 7/1/13, repurchase price $39,731, collateralized by U.S. Treasury Notes, 0.750%, due 10/31/17	$39,731	$39,731

Total Repurchase Agreement—1.9% (cost $39,731)		39,731

Total Investments—99.3% (cost $1,856,718)		2,062,266
Cash and other assets, less liabilities—0.7%		14,310
Net assets—100.0%		$2,076,576

ADR = American Depository Receipt

* Non-income producing securities

† = U.S. listed foreign security

** = Fair valued pursuant to Valuation Procedures adopted by the Board of Trustees. This holding represents 0.02% of the Fund’s net assets at June 30, 2013.

§ = Deemed illiquid pursuant to Liquidity Procedures approved by the Board of Trustees. This holding represents 0.02% of the net assets at June 30, 2013.

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund may use an independent pricing service to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

At June 30, 2013, the Fund’s Portfolio of Investments includes the following industry categories:

Financials	27.0%
Consumer Discretionary	17.0%
Industrials	17.0%
Health Care	9.4%
Information Technology	9.1%
Consumer Staples	7.1%
Telecommunication Services	5.4%
Energy	4.0%
Materials	4.0%
Total	100.0%

At June 30, 2013, the Fund’s Portfolio of Investments includes the following currency categories:

British Pound Sterling	26.5%
Japanese Yen	16.9%
Euro	16.5%
Hong Kong Dollar	7.9%
Swiss Franc	5.6%
U.S. Dollar	3.6%
Norwegian Krone	3.6%
Australian Dollar	2.7%
Indian Rupee	2.3%
Canadian Dollar	1.6%
South Korean Won	1.6%
Singapore Dollar	1.4%
Brazilian Real	1.4%
Indonesian Rupiah	1.2%
Swedish Krona	1.2%
South African Rand	1.1%
All Other Currencies	4.9%
Total	100.0%

As of June 30, 2013 the Fund invested in William Blair China A-Share Fund, LLC, an affiliated fund. There are no unfunded commitments to the affiliated fund and the Fund may redeem its investment monthly.

	Shares Activity Affiliated with China A-Share Fund				Period Ended June 30, 2013
					(in thousands)
Fund Name	Balance 12/31/2012	Purchases	Sales	Balance 6/30/2013	Value
William Blair China A-Share Fund, LLC	1,183,400	—	—	1,183,400	$12,260
					$12,260

Affiliated Funds accounted for $426 of change in net unrealized depreciation on investments during the period.

See accompanying Notes to Financial Statements.

June 30, 2013	William Blair Funds	45

INTERNATIONAL EQUITY FUND

The International Equity Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGER

David Merjan

The William Blair International Equity Fund (Class N shares) posted a 2.90% increase, net of fees, for the six months ended June 30, 2013. By comparison, the Fund’s benchmark index, the MSCI World Ex-U.S. Index (net) (the “Index”), increased 3.01%.

The key detractor from year to date results was the Fund’s regional positioning, which detracted approximately 2% from relative performance. In particular, the Fund’s emerging markets exposure averaged 12% during the period, which detracted from results, given the severe underperformance of emerging markets relative to developed markets. In addition, the underweighting in Japan hampered performance, given market strength, coupled with the Fund’s strong stock selection. Conversely, stock selection was strong across most regions, with particular value added in Japan. Fuji Heavy, the manufacturer of Subarus, was a key contributor to performance, on good operating results and positive guidance, coupled with positive sentiment surrounding Japanese stocks generally, and exporters particularly. The Fund’s overweighting of Japanese Financials added value, as they were up nearly 24% during the period, bolstered by strong results across most holdings. Yahoo Japan was another key contributor, given increased ad spend and increased guidance. Canadian stock selection was bolstered by minimal Resources holdings, while the Healthcare overweighting and Industrials stock selection drove Europe Ex-U.K. results.

Overall sector positioning did not change substantially during the period. Financials, which totaled approximately 22% of the Fund, was below the 26.2% Index weighting, due primarily to the underweighting in Commercial Banks. Industrials was approximately 6% overweighted versus the Index, while Information Technology was approximately 10% overweighted. Conversely, Energy, and Materials were underweighted as was Consumer Staples. Regionally, the Fund’s emerging markets weighting 10.5%, due primarily to a focus on Asian exporters. This weighting represented a decrease since the beginning of the year. The Fund was also overweighted in the U.K., which totaled 27.0% of the Fund, above the 17.5% Index weighting, given significant exposure in Financials and Industrials. Conversely, Europe was most underweighted at 34.4% of the Fund, well below the 41.2% Index weighting, despite the significant Healthcare weighting, given limited Energy and Financials exposure.

46	Semi-Annual Report	June 30, 2013

International Equity Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 6/30/2013
	Year				Since
	to Date	1 Year	3 Year	5 Year	Inception(a)
Class N	2.90%	15.72%	8.80%	(2.23)%	4.11%
Class I	3.12	16.13	9.07	(1.97)	4.40
MSCI World Ex-U.S. Index (net)	3.01	17.07	9.43	(0.84)	5.99

(a)	For the period from May 24, 2004 (Commencement of Operations) to June 30, 2013.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company L.L.C. without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) World Ex-U.S. Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the United States. This series approximates the minimum possible dividend reinvestment.

This report identifies the Fund’s investments on June 30, 2013. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

June 30, 2013	William Blair Funds	47

International Equity Fund

Portfolio of Investments, June 30, 2013 (all dollar amounts in thousands) (unaudited)

	Issuer	Shares	Value

	Common Stocks

	Europe—34.4%

	Belgium—1.2%
	UCB S.A. (Pharmaceuticals)	15,077	$812

	Denmark—2.0%
	Coloplast A/S Class “B” (Health care equipment & supplies)	11,347	636
	Novo Nordisk A/S Class “B” (Pharmaceuticals)	4,880	761
			1,397

	France—10.7%
	BNP Paribas S.A. (Commercial banks)	11,535	630
	Christian Dior S.A. (Textiles, apparel & luxury goods)	4,463	720
	Dassault Systemes S.A. (Software)	5,388	659
	Essilor International S.A. (Health care equipment & supplies)	8,339	887
	L’Oreal S.A. (Personal products)	3,923	645
	Publicis Groupe S.A. (Media)	14,968	1,066
	Sanofi (Pharmaceuticals)	12,381	1,283
	Technip S.A. (Energy equipment & services)	9,228	937
	Unibail-Rodamco SE (Real estate investment trusts (REITs))	3,365	784
			7,611

	Germany—4.9%
	BASF SE (Chemicals)	14,271	1,275
	Bayer AG (Pharmaceuticals)	12,705	1,355
	MTU Aero Engines AG (Aerospace & defense)	8,408	811
			3,441

	Ireland—3.7%
	Accenture plc Class “A” (IT services)†	13,726	988
	Ryanair Holdings plc—ADR (Airlines)	13,383	689
	Shire plc (Pharmaceuticals)	30,527	968
			2,645

	Netherlands—1.9%
	Unilever N.V. (Food products)	34,957	1,377

	Norway—1.4%
	Telenor ASA (Diversified telecommunication services)	49,914	989

	Spain—0.7%
	Inditex S.A. (Specialty retail)	4,128	510

	Sweden—1.3%
	Atlas Copco AB Class “A” (Machinery)	37,527	906

	Switzerland—6.6%
*	Credit Suisse Group AG (Capital markets)	45,145	1,197
*	Geberit AG (Building products)	2,224	552
	Nestle S.A. (Food products)	12,373	812
	Roche Holding AG (Pharmaceuticals)	4,841	1,204
	Syngenta AG (Chemicals)	2,412	944
			4,709
	Issuer	Shares	Value

	Common Stocks—(continued)

	United Kingdom—27.0%
	Antofagasta plc (Metals & mining)	74,639	$903
	ARM Holdings plc (Semiconductors & semiconductor equipment)	56,014	677
	Babcock International Group plc (Commercial services & supplies)	50,694	851
	Burberry Group plc (Textiles, apparel & luxury goods)	26,290	540
	Capita plc (Professional services)	24,305	357
	Compass Group plc (Hotels, restaurants & leisure)	131,520	1,680
	Diageo plc (Beverages)	47,620	1,362
	Experian plc (Professional services)	46,172	803
	GlaxoSmithKline plc (Pharmaceuticals)	33,707	845
	HSBC Holdings plc (Commercial banks)	110,400	1,145
	IMI plc (Machinery)	52,335	987
	InterContinental Hotels Group plc (Hotels, restaurants & leisure)	25,213	693
	John Wood Group plc (Energy equipment & services)	73,510	905
	Prudential plc (Insurance)	64,137	1,049
	Reckitt Benckiser Group plc (Household products)	7,948	562
	Regus plc (Commercial services & supplies)	203,517	487
*	Rolls-Royce Holdings plc (Aerospace & defense)	85,080	1,467
	St James’s Place plc (Insurance)	128,543	1,056
	Standard Life plc (Insurance)	216,123	1,136
	Tullow Oil plc (Oil, gas & consumable fuels)	42,835	652
	Wolseley plc (Trading companies & distributors)	21,304	983
			19,140

	Japan—20.3%
	Astellas Pharma, Inc. (Pharmaceuticals)	16,600	902
	Chiyoda Corporation (Construction & engineering)	28,000	330
	Daikin Industries, Ltd. (Building products)	23,500	950
	Denso Corporation (Auto components)	21,400	1,007
	Fuji Heavy Industries, Ltd. (Automobiles)	31,000	764
	ITOCHU Corporation (Trading companies & distributors)	54,100	625
	Japan Exchange Group, Inc. (Diversified financial services)	8,000	808
	Keyence Corporation (Electronic equipment, instruments & components)	1,400	447
	Makita Corporation (Machinery)	13,400	724
	Nitto Denko Corporation (Chemicals)	10,700	688
	ORIX Corporation (Diversified financial services)	69,500	950
	Otsuka Corporation (IT services)	8,200	911
	Shin-Etsu Chemical Co., Ltd. (Chemicals)	12,900	856
	Sumitomo Mitsui Financial Group, Inc. (Commercial banks)	26,500	1,216
	Sumitomo Mitsui Trust Holdings, Inc. (Commercial banks)	289,000	1,349
	Trend Micro, Inc. (Software)	27,500	873

See accompanying Notes to Financial Statements.

48	Semi-Annual Report	June 30, 2013

International Equity Fund

Portfolio of Investments, June 30, 2013 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks—(continued)

Japan—(continued)
Yahoo! Japan Corporation (Internet software & services)	1,960	$966
		14,366

Emerging Asia—7.2%

China—0.8%
CNOOC, Ltd. (Oil, gas & consumable fuels)	346,000	587

India—0.8%
Tata Consultancy Services, Ltd. (IT services)	22,107	565

Papua New Guinea—0.7%
Oil Search, Ltd. (Oil, gas & consumable fuels)	68,769	486

South Korea—1.8%
Samsung Electronics Co., Ltd. (Semiconductors & semiconductor equipment)	1,078	1,267

Taiwan—1.7%
Novatek Microelectronics Corporation (Semiconductors & semiconductor equipment)	106,000	514
Taiwan Semiconductor Manufacturing Co., Ltd.—ADR (Semiconductors & semiconductor equipment)	37,881	694
		1,208

Thailand—1.4%
Kasikornbank PCL (Commercial banks)	161,200	1,019

Asia—3.4%

Hong Kong—2.5%
AIA Group, Ltd. (Insurance)	415,800	1,761

Singapore—0.9%
Keppel REIT (Real estate investment trusts (REITs))	619,800	633

Canada—3.4%
Brookfield Asset Management, Inc. Class “A” (Real estate management & development)†	38,360	1,382
Canadian National Railway Co. (Road & rail)†	10,310	1,003
		2,385

Emerging Latin America—2.0%

Mexico—1.2%
Fomento Economico Mexicano S.A.B. de C.V.—ADR (Beverages)	8,041	830

Panama—0.8%
Copa Holdings S.A. Class “A” (Airlines)† .	4,283	561

Emerging Europe, Mid-East, Africa—1.3%

South Africa—1.3%
FirstRand, Ltd. (Diversified financial services)	312,106	913
	Principal
Issuer	Amount	Value

Common Stocks—(continued)

Total Common Stocks—99.0% (cost $60,288)		$70,118

Repurchase Agreement
Fixed Income Clearing Corporation, 0.010% dated 6/28/13, due 7/1/13, repurchase price $865, collateralized by U.S. Treasury Note, 0.750%, due 10/31/17	$865	865

Total Repurchase Agreement—1.2% (cost $865)		865

Total Investments—100.2% (cost $61,153)		70,983
Liabilities, plus cash and other assets—(0.2)%		(119)
Net assets—100.0%		$70,864

ADR = American Depository Receipt

† = U.S. listed foreign security

* Non-income producing securities

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund may use an independent pricing service to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

At June 30, 2013, the Fund’s Portfolio of Investments includes the following industry categories:

Financials	22.2%
Industrials	18.6%
Information Technology	14.2%
Health Care	13.8%
Consumer Discretionary	10.0%
Consumer Staples	8.0%
Materials	6.7%
Energy	5.1%
Telecommunication Services	1.4%
Total	100.0%

At June 30, 2013, the Fund’s Portfolio of Investments includes the following currency categories:

British Pound Sterling	28.7%
Japanese Yen	20.5%
Euro	19.6%
U.S. Dollar	8.8%
Swiss Franc	6.7%
Hong Kong Dollar	3.3%
Danish Krone	2.0%
South Korean Won	1.8%
Thai Baht	1.5%
Norwegian Krone	1.4%
South African Rand	1.3%
Swedish Krona	1.3%
All Other Currencies	3.1%
Total	100.0%

See accompanying Notes to Financial Statements.

June 30, 2013	William Blair Funds	49

INSTITUTIONAL INTERNATIONAL EQUITY FUND

The Institutional International Equity Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGER

David Merjan

The William Blair Institutional International Equity Fund posted a 3.14% increase, net of fees, for the six months ended June 30, 2013. By comparison, the Fund’s benchmark index, the MSCI World Ex-U.S. Index (net) (the “Index”), increased 3.01%.

Stock selection was strong across most regions, with particular value added in Japan. Fuji Heavy, the manufacturer of Subarus, was a key contributor to performance, on good operating results and positive guidance, coupled with positive sentiment surrounding Japanese stocks generally, and exporters particularly. The Fund’s overweighting of Japanese Financials added value, as they were up nearly 24% during the period, bolstered by strong results across most holdings. Yahoo Japan was another key contributor, given increased ad spend and increased guidance. Canadian stock selection was bolstered by minimal Resources holdings, while the Healthcare overweighting and Industrials stock selection drove Europe ex-U.K. results. The key detractor from year to date results was the Fund’s regional positioning, which detracted approximately 2% from relative performance. In particular, the Fund’s emerging markets exposure averaged 14% during the period, which detracted from results, given the severe underperformance of emerging markets relative to developed markets. In addition, the underweighting in Japan hampered performance, given market strength, coupled with the Fund’s strong stock selection.

Overall sector positioning did not change substantially during the period. Financials, which totaled approximately 22% of the Fund, was below the 26.2% Index weighting, due primarily to the underweighting in Commercial Banks. Industrials was approximately 6% overweighted versus the Index, while Information Technology was approximately 10% overweighted. Conversely, Energy, and Materials were underweighted as was Staples. Regionally, the Fund’s emerging markets weighting 10.5%, due primarily to a focus on Asian exporters. This weighting represented a decrease since the beginning of the year. The Fund was also overweighted in the U.K., which totaled 27.1% of the Fund, above the 17.5% Index weighting, given significant exposure in Financials and Industrials. Conversely, Europe was most underweighted at 34.5% of the Fund, well below the 41.1% Index weighting, despite the significant Healthcare weighting, given limited Energy and Financials exposure.

50	Semi-Annual Report	June 30, 2013

Institutional International Equity Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 6/30/2013
	Year to Date	1 Year	3 Year	5 Year	Since Inception(a)
Institutional Class	3.14%	16.26%	9.50%	(2.06)%	3.78%
MSCI World Ex-U.S.Index (net)	3.01	17.07	9.43	(0.84)	4.43

(a)	For the period from December 1, 2004 (Commencement of Operations) to June 30, 2013.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. Shares of the Fund are available without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) World Ex-U.S. Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the United States. This series approximates the minimum possible dividend reinvestment.

This report identifies the Fund’s investments on June 30, 2013. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

June 30, 2013	William Blair Funds	51

Institutional International Equity Fund

Portfolio of Investments, June 30, 2013 (all dollar amounts in thousands) (unaudited)

	Issuer	Shares	Value

	Common Stocks

	Europe—34.5%

	Belgium—1.1%
	UCB S.A. (Pharmaceuticals)	19,240	$1,036

	Denmark—2.0%
	Coloplast A/S Class “B” (Health care equipment & supplies)	14,480	812
	Novo Nordisk A/S Class “B” (Pharmaceuticals)	6,221	969
			1,781

	France—10.8%
	BNP Paribas S.A. (Commercial banks)	14,719	804
	Christian Dior S.A. (Textiles, apparel & luxury goods)	5,695	919
	Dassault Systemes S.A. (Software)	6,875	841
	Essilor International S.A. (Health care equipment & supplies)	10,642	1,132
	L’Oreal S.A. (Personal products)	5,006	823
	Publicis Groupe S.A. (Media)	19,100	1,360
	Sanofi (Pharmaceuticals)	15,799	1,637
	Technip S.A. (Energy equipment & services)	11,776	1,196
	Unibail-Rodamco SE (Real estate investment trusts (REITs))	4,317	1,006
			9,718

	Germany—4.9%
	BASF SE (Chemicals)	18,210	1,627
	Bayer AG (Pharmaceuticals)	16,213	1,729
	MTU Aero Engines AG (Aerospace & defense)	10,729	1,035
			4,391

	Ireland—3.7%
	Accenture plc Class “A” (IT services)†	17,482	1,258
	Ryanair Holdings plc—ADR (Airlines)	17,057	879
	Shire plc (Pharmaceuticals)	38,955	1,235
			3,372

	Netherlands—1.9%
	Unilever N.V. (Food products)	44,608	1,757

	Norway—1.4%
	Telenor ASA (Diversified telecommunication services)	63,694	1,263

	Spain—0.7%
	Inditex S.A. (Specialty retail)	5,268	650

	Sweden—1.3%
	Atlas Copco AB Class “A” (Machinery)	47,887	1,157

	Switzerland—6.7%
*	Credit Suisse Group AG (Capital markets)	57,609	1,528
*	Geberit AG (Building products)	2,838	704
	Nestle S.A. (Food products)	15,789	1,035
	Roche Holding AG (Pharmaceuticals)	6,177	1,537
	Syngenta AG (Chemicals)	3,071	1,202
			6,006

	Issuer	Shares	Value

	Common Stocks—(continued)

	United Kingdom—27.1%
	Antofagasta plc (Metals & mining)	95,055	$1,149
	ARM Holdings plc (Semiconductors & semiconductor equipment)	71,323	862
	Babcock International Group plc (Commercial services & supplies)	64,690	1,085
	Burberry Group plc (Textiles, apparel & luxury goods)	33,548	689
	Capita plc (Professional services)	32,395	476
	Compass Group plc (Hotels, restaurants & leisure)	167,830	2,144
	Diageo plc (Beverages)	60,767	1,738
	Experian plc (Professional services)	58,919	1,024
	GlaxoSmithKline plc (Pharmaceuticals)	42,922	1,076
	HSBC Holdings plc (Commercial banks)	140,583	1,458
	IMI plc (Machinery)	66,783	1,260
	InterContinental Hotels Group plc (Hotels, restaurants & leisure)	32,174	885
	John Wood Group plc (Energy equipment & services)	93,804	1,155
	Prudential plc (Insurance)	81,843	1,338
	Reckitt Benckiser Group plc (Household products)	10,142	717
	Regus plc (Commercial services & supplies)	259,751	622
*	Rolls-Royce Holdings plc (Aerospace & defense)	108,569	1,873
	St James’s Place plc (Insurance)	163,864	1,346
	Standard Life plc (Insurance)	275,789	1,450
	Tullow Oil plc (Oil, gas & consumable fuels)	54,660	832
	Wolseley plc (Trading companies & distributors)	27,186	1,254
			24,433

	Japan—20.3%
	Astellas Pharma, Inc. (Pharmaceuticals)	21,200	1,152
	Chiyoda Corporation (Construction & engineering)	36,000	424
	Daikin Industries, Ltd. (Building products)	29,900	1,209
	Denso Corporation (Auto components)	27,400	1,289
	Fuji Heavy Industries, Ltd. (Automobiles)	39,000	961
	ITOCHU Corporation (Trading companies & distributors)	69,000	796
	Japan Exchange Group, Inc. (Diversified financial services)	10,200	1,030
	Keyence Corporation (Electronic equipment, instruments & components)	1,900	606
	Makita Corporation (Machinery)	17,000	919
	Nitto Denko Corporation (Chemicals)	13,600	875
	ORIX Corporation (Diversified financial services)	88,700	1,212
	Otsuka Corporation (IT services)	10,300	1,144
	Shin-Etsu Chemical Co., Ltd. (Chemicals)	16,500	1,095
	Sumitomo Mitsui Financial Group, Inc. (Commercial banks)	33,900	1,555
	Sumitomo Mitsui Trust Holdings, Inc. (Commercial banks)	369,000	1,723
	Trend Micro, Inc. (Software)	35,000	1,112

See accompanying Notes to Financial Statements.

52	Semi-Annual Report	June 30, 2013

Institutional International Equity Fund

Portfolio of Investments, June 30, 2013 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks—(continued)

Japan—(continued)
Yahoo! Japan Corporation (Internet software & services)	2,497	$1,231
		18,333

Emerging Asia—7.2%

China—0.8%
CNOOC, Ltd. (Oil, gas & consumable fuels)	442,000	750

India—0.8%
Tata Consultancy Services, Ltd. (IT services)	28,210	721

Papua New Guinea—0.7%
Oil Search, Ltd. (Oil, gas & consumable fuels)	87,755	620

South Korea—1.8%
Samsung Electronics Co., Ltd. (Semiconductors & semiconductor equipment)	1,375	1,616

Taiwan—1.7%
Novatek Microelectronics Corporation (Semiconductors & semiconductor equipment)	135,000	655
Taiwan Semiconductor Manufacturing Co., Ltd.—ADR (Semiconductors & semiconductor equipment)	48,338	886
		1,541

Thailand—1.4%
Kasikornbank PCL (Commercial banks)	205,300	1,297

Asia—3.4%

Hong Kong—2.5%
AIA Group, Ltd. (Insurance)	530,600	2,247

Singapore—0.9%
Keppel REIT (Real estate investment trusts (REITs))	790,600	808

Canada—3.2%
Brookfield Asset Management, Inc. Class “A” (Real estate management & development)†	43,789	1,578
Canadian National Railway Co. (Road & rail)†	13,141	1,278
		2,856

Emerging Latin America—2.0%

Mexico—1.2%
Fomento Economico Mexicano S.A.B. de C.V.—ADR (Beverages)	10,261	1,059

Panama—0.8%
Copa Holdings S.A. Class “A” (Airlines)†	5,462	716

Emerging Europe, Mid-East, Africa—1.3%

South Africa—1.3%
FirstRand, Ltd. (Diversified financial services)	398,270	1,166

Total Common Stocks—99.0% (cost $76,662)		89,294

Issuer	Principal Amount	Value

Repurchase Agreement
Fixed Income Clearing Corporation, 0.010% dated 6/28/13, due 7/1/13, repurchase price $3,446, collateralized by FNMA, 0.875%, due 10/26/17	$3,446	$3,446

Total Repurchase Agreement—3.8% (cost $3,446)		3,446

Total Investments—102.8% (cost $80,108)		92,740
Liabilities, plus cash and other assets—(2.8)%		(2,544)
Net assets—100.0%		$90,196

ADR = American Depository Receipt

† = U.S. listed foreign security

* Non-income producing securities

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund may use an independent pricing service to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

At June 30, 2013, the Fund’s Portfolio of Investments includes the following industry categories:

Financials	22.3%
Industrials	18.7%
Information Technology	14.0%
Health Care	13.8%
Consumer Discretionary	10.0%
Consumer Staples	8.0%
Materials	6.7%
Energy	5.1%
Telecommunication Services	1.4%
Total	100.0%

At June 30, 2013, the Fund’s Portfolio of Investments includes the following currency categories:

British Pound Sterling	28.7%
Japanese Yen	20.5%
Euro	19.7%
U.S. Dollar	8.6%
Swiss Franc	6.7%
Hong Kong Dollar	3.4%
Danish Krone	2.0%
South Korean Won	1.8%
Thai Baht	1.5%
Norwegian Krone	1.4%
South African Rand	1.3%
Swedish Krona	1.3%
All Other Currencies	3.1%
Total	100.0%

See accompanying Notes to Financial Statements.

June 30, 2013	William Blair Funds	53

INTERNATIONAL LEADERS FUND

The International Leaders Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

W. George Greig Kenneth J. McAtamney Simon Fennell

The William Blair International Leaders Fund (Class N shares) posted a 2.50% increase, net of fees, for the six months ended June 30, 2013. By comparison, the Fund’s benchmark index, the MSCI ACW ex-U.S. IMI Index (net) (the “Index”), increased 0.18%.

The Fund’s outperformance relative to the Index was driven by overall sector positioning, coupled with Materials and Financials stock selection and regional stock selection more broadly. Within Materials, the Fund’s underweighting and stock selection in Mining added value, as did performance in the overweighted Chemicals industry. Financials stock selection was driven by Insurance performance, as the Fund’s stocks rose 11.5%, compared to the 6.2% Index return. In addition, Japanese financials added value, as did Partners Group. Regionally, developed Asia performance was strong, while Europe ex-U.K. lagged due to weakness in Consumer Discretionary, Energy, Healthcare, and Materials, as did Emerging Asia.

We continue to find the prospects for a resurgent Japan promising. Though evidence of Prime Minister Abe’s “third arrow” of corporate reform remains anecdotal, we are focusing our research on those companies that have demonstrated high or improving returns, growth potential, and shareholder orientation on par with leading companies globally. Thus, the biggest regional change was the 7.8% increased Japanese weighting to 17.8% of the Fund. More broadly, we purchased companies in the Consumer Discretionary and Industrial sectors where the growth outlook was improving while valuations remained reasonable. The sources of funds for these purchases came primarily from sales in the emerging markets and Financials. Emerging markets declined approximately 4%, while Financials was reduced approximately 5%. As of June 30, the largest sector overweightings were in Consumer Discretionary, Healthcare, and Industrials, while the largest underweightings were in the Resources-related sectors and Consumer Staples.

54	Semi-Annual Report	June 30, 2013

International Leaders Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 6/30/2013

	Year to Date	Since Inception
Class N(a)	2.50%	10.86%
Class I(a)	2.68	11.16
MSCI ACW Ex-U.S. IMI (net)(a)	0.18	9.81
Institutional Class(b)	2.78	8.61
MSCI ACW Ex-U.S. IMI (net)(b)	0.18	4.93

(a)	Since inception is for the period from August 16, 2012 (Commencement of Operations) to June 30, 2013.
(b)	Since inception is for the period from November 2, 2012 (Commencement of Operations) to June 30, 2013.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company L.L.C. without a sales load or distribution (12b-1) fees. Institutional Class Shares are available to institutional investors without a sales load or distribution (12b-1) or service fees.

The performance highlights presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) All Country World (ACW) Ex-U.S. Investable Market Index (IMI) (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. This series approximates the minimum possible dividend reinvestment.

This report identifies the Fund’s investments on June 30, 2013. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

June 30, 2013	William Blair Funds	55

International Leaders Fund

Portfolio of Investments, June 30, 2013 (all dollar amounts in thousands) (unaudited)

	Issuer	Shares	Value

	Common Stocks

	Europe, Mid-East—40.5%

	Denmark—2.9%
	Coloplast A/S Class “B” (Health care equipment & supplies)	17,480	$980
	Novo Nordisk A/S Class “B” (Pharmaceuticals)	4,982	777
			1,757

	France—8.4%
	BNP Paribas S.A. (Commercial banks)	33,805	1,847
	Dassault Systemes S.A. (Software)	9,916	1,213
	Publicis Groupe S.A. (Media)	15,496	1,104
	Technip S.A. (Energy equipment & services)	9,851	1,000
			5,164

	Germany—6.6%
	Bayerische Motoren Werke AG (Automobiles)	15,425	1,349
	Brenntag AG (Trading companies & distributors)	5,282	802
	Fresenius SE & Co. KGaA (Health care providers & services)	11,428	1,409
	SAP AG (Software)	6,880	504
			4,064

	Ireland—1.6%
	Ryanair Holdings plc—ADR (Airlines)	19,593	1,010

	Israel—1.4%
*	Check Point Software Technologies, Ltd. (Software)†	17,664	877

	Netherlands—1.8%
	Unilever N.V. (Food products)	27,819	1,095

	Norway—2.8%
	Statoil ASA (Oil, gas & consumable fuels)	42,311	873
	Telenor ASA (Diversified telecommunication services)	16,067	318
	TGS Nopec Geophysical Co. ASA (Energy equipment & services)	19,443	565
			1,756

	Spain—1.1%
	Inditex S.A. (Specialty retail)	5,584	689

	Sweden—2.1%
	Atlas Copco AB Class “A” (Machinery)	53,597	1,295

	Switzerland—11.8%
	Cie Financiere Richemont S.A. (Textiles, apparel & luxury goods)	13,614	1,204
*	Geberit AG (Building products)	3,938	977
	Glencore Xstrata plc (Metals & mining)	209,623	868
	Partners Group Holding AG (Capital markets)	4,325	1,171
	Roche Holding AG (Pharmaceuticals)	7,682	1,911
	Syngenta AG (Chemicals)	3,019	1,181
			7,312

	Issuer	Shares	Value

	Common Stocks—(continued)

	United Kingdom—24.7%
	ARM Holdings plc (Semiconductors & semiconductor equipment)	66,052	$799
	Babcock International Group plc (Commercial services & supplies)	48,461	813
	Berkeley Group Holdings plc (Household durables)	28,759	932
	Compass Group plc (Hotels, restaurants & leisure)	102,837	1,314
	Diageo plc (Beverages)	32,370	926
	Experian plc (Professional services)	60,121	1,045
	HSBC Holdings plc (Commercial banks)	130,800	1,370
	InterContinental Hotels Group plc (Hotels, restaurants & leisure)	36,582	1,006
	John Wood Group plc (Energy equipment & services)	56,641	697
	Johnson Matthey plc (Chemicals)	25,621	1,024
	Meggitt plc (Aerospace & defense)	127,755	1,006
*	Rolls-Royce Holdings plc (Aerospace & defense)	43,287	747
	St James’s Place plc (Insurance)	94,527	776
	The Weir Group plc (Machinery)	28,450	931
	Tullow Oil plc (Oil, gas & consumable fuels)	48,025	731
	Wolseley plc (Trading companies & distributors)	25,564	1,179
			15,296

	Japan—17.8%
	Astellas Pharma, Inc. (Pharmaceuticals)	23,000	1,250
	Fuji Heavy Industries, Ltd. (Automobiles)	51,959	1,281
	Lawson, Inc. (Food & staples retailing)	8,600	656
	Makita Corporation (Machinery)	21,400	1,156
	ORIX Corporation (Diversified financial services)	113,100	1,545
	Secom Co., Ltd. (Commercial services & supplies)	21,500	1,171
	Shin-Etsu Chemical Co., Ltd. (Chemicals)	15,300	1,015
	Sumitomo Mitsui Financial Group, Inc. (Commercial banks)	35,500	1,629
	Yahoo! Japan Corporation (Internet software & services)	2,636	1,300
			11,003

	Emerging Europe, Mid-East, Africa—5.7%

	Kenya—1.0%
	Safaricom, Ltd. (Wireless telecommunication services)	8,105,800	624

	South Africa—4.0%
	Aspen Pharmacare Holdings, Ltd. (Pharmaceuticals)	25,489	585
	Bidvest Group, Ltd. (Industrial conglomerates)	33,796	837
	Discovery, Ltd. (Insurance)	120,126	1,022
			2,444

See accompanying Notes to Financial Statements.

56	Semi-Annual Report	June 30, 2013

International Leaders Fund

Portfolio of Investments, June 30, 2013 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks—(continued)

Emerging Europe, Mid-East, Africa—(continued)

Turkey—0.7%
Turkiye Halk Bankasi A.S. (Commercial banks)	51,526	$437

Emerging Asia—4.4%

India—1.3%
Tata Motors, Ltd.—ADR (Automobiles)	34,700	813

Indonesia—1.0%
PT Bank Rakyat Indonesia Persero Tbk (Commercial banks)	815,000	637

South Korea—2.1%
Samsung Electronics Co., Ltd. (Semiconductors & semiconductor equipment)	1,087	1,277

Asia—2.9%

Hong Kong—2.9%
AIA Group, Ltd. (Insurance)	429,000	1,817

Canada—2.0%
Brookfield Asset Management, Inc. Class “A” (Real estate management & development)†	34,240	1,233

Emerging Latin America—1.5%

Mexico—1.5%
Fomento Economico Mexicano S.A.B. de C.V.—ADR (Beverages)	9,012	930

Total Common Stocks—99.5% (cost $60,848)		61,530

Total Investments—99.5% (cost $60,848)		61,530
Cash and other assets, less liabilities—0.5%		283
Net assets—100.0%		$61,813

ADR = American Depository Receipt

* Non-income producing securities

† = U.S. listed foreign security

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund may use an independent pricing service to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

At June 30, 2013, the Fund’s Portfolio of Investments includes the following industry categories:

Industrials	21.1%
Financials	19.9%
Consumer Discretionary	15.8%
Information Technology	11.7%
Health Care	11.2%
Materials	6.6%
Energy	6.3%
Consumer Staples	5.9%
Telecommunication Services	1.5%
Total	100.0%

At June 30, 2013, the Fund’s Portfolio of Investments includes the following currency categories:

British Pound Sterling	24.0%
Euro	17.9%
Japanese Yen	17.9%
Swiss Franc	10.5%
U.S. Dollar	7.9%
Hong Kong Dollar	5.2%
South African Rand	4.0%
Danish Krone	2.9%
Norwegian Krone	2.8%
Swedish Krona	2.1%
South Korean Won	2.1%
Indonesian Rupiah	1.0%
Kenyan Shilling	1.0%
All Other Currencies	0.7%
Total	100.0%

See accompanying Notes to Financial Statements.

June 30, 2013	William Blair Funds	57

INTERNATIONAL SMALL CAP GROWTH FUND

The International Small Cap Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Jeffrey A. Urbina Andrew G. Flynn

The William Blair International Small Cap Growth Fund (Class N shares) posted a 6.91% increase, net of fees, for the six months ended June 30, 2013. By comparison, the Fund’s benchmark index, the MSCI All Country World Ex-U.S. Small Cap Index (net) (the “Index”), increased 1.83%.

The Fund’s outperformance relative to the Index was driven by stock selection in Consumer Discretionary, Financials, and Materials. The Fund’s Consumer Discretionary stocks rallied approximately 19%, well ahead of the 10.3% Index return, as U.K. and Japanese specialty and internet retailers added value, in addition to Japanese auto component manufacturers. The Fund’s Financials stocks rose approximately 8.5% during the period, well ahead of the 2% Index return, due to strong performance by the Fund’s REIT holdings, coupled with Suruga Bank, the Japanese regional bank, which rose on positive results and positive Japanese sentiment, and Azimut, the Italian asset management company, on good earnings results amidst strong positive fund flows. Materials benefited from strong stock performance by Hoganas, the Fund’s sole Metals/Mining holding, which was up approximately 25% during the period, as it was acquired. Emerging Markets stock selection also augmented results, as did strong performance across developed market regions. The Fund’s focus on Japan and the U.K. at the expense of Canada was additive as well. Somewhat detracting from positive year to date results was Energy and Telecom Services stock selection, coupled with the underweighting in Financials.

After increasing Japanese holdings in the first quarter, we reduced Japan on valuation concerns in May, as the market rallied substantially with cash largely reinvested in Europe-Ex U.K. holdings. As of June 30, the U.K. remained the most overweighted at 26.2% of the Fund, well ahead of the 14.2% Index weighting, while emerging markets totaled 12.8%, well below the 22.6% weighting of the Index, and a decline since December 31, due to concerns about slower growth in the short term. From a sector perspective, the Fund remained most overweighted versus the Index in Consumer Discretionary (25.3% v. 18.4%), Healthcare (13.9% v. 5.7%), and Information Technology (“IT”) (17.3% v. 10.4%), and most underweighted versus the Index in Financials (12.9% v. 19.9%) and Industrials (10.5% v. 19.0%). Since year end, IT increased from 11.8% to 17.3% of the Fund, while Consumer Staples, Energy, and Telecom Services declined.

58	Semi-Annual Report	June 30, 2013

International Small Cap Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 6/30/2013

	Year to Date	1 Year	3 Year	5 Year	Since Inception(a)
Class N	6.91%	21.58%	13.47%	3.11%	6.67%
Class I	7.07	22.00	13.84	3.46	7.01
Institutional Class	7.18	22.22	14.08	3.67	7.20
MSCI ACW Ex-U.S. Small Cap Index (net)	1.83	15.94	9.16	2.65	5.85

(a)	For the period from November 1, 2005 (Commencement of Operations) to June 30, 2013.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Smaller capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company L.L.C. without a sales load or distribution (12b-1) fees. Institutional Class Shares are available to institutional investors without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) All Country World (ACW) Ex-U.S. Small Cap Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of small capitalization developed and emerging markets, excluding the United States. This series approximates the minimum possible dividend reinvestment.

This report identifies the Fund’s investments on June 30, 2013. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

June 30, 2013	William Blair Funds	59

International Small Cap Growth Fund

Portfolio of Investments, June 30, 2013 (all dollar amounts in thousands) (unaudited)

	Issuer	Shares	Value

	Common Stocks

	Europe—26.7%

	Belgium—0.8%
	Melexis N.V. (Semiconductors & semiconductor equipment)	56,818	$1,195
*	ThromboGenics N.V. (Biotechnology)	120,666	4,626
			5,821

	Denmark—4.1%
	GN Store Nord A/S (Health care equipment & supplies)	629,397	11,896
*	Matas A/S (Specialty retail)	29,430	603
	SimCorp A/S (Software)	238,665	7,081
*	Topdanmark A/S (Insurance)	470,613	11,991
			31,571

	Finland—1.1%
	Tikkurila Oyj (Chemicals)	361,521	8,164

	France—0.4%
*	GameLoft SE (Software)	480,904	3,368

	Germany—6.9%
	Bertrandt AG (Professional services)	33,076	3,553
	Deutsche Wohnen AG (Real estate management & development)	531,568	9,026
	ElringKlinger AG (Auto components)	168,825	5,635
	Gerry Weber International AG (Textiles, apparel & luxury goods)	73,524	3,110
	Pfeiffer Vacuum Technology AG (Machinery)	41,396	4,289
	Wincor Nixdorf AG (Computers & peripherals)	294,776	15,985
	Wirecard AG (IT services)	426,204	11,600
			53,198

	Ireland—1.1%
	Paddy Power plc (Hotels, restaurants & leisure)	92,993	7,979

	Italy—4.4%
	Azimut Holding SpA (Capital markets)	724,559	13,195
	Brembo SpA (Auto components)	244,301	4,360
	De’Longhi SpA (Household durables)	80,675	1,261
	Recordati SpA (Pharmaceuticals)	854,881	9,486
*	Yoox SpA (Internet & catalog retail)	254,867	5,477
			33,779

	Norway—2.6%
*	Algeta ASA (Biotechnology)	73,510	2,798
	Borregaard ASA (Chemicals)	944,414	4,120
	Opera Software ASA (Internet software & services)	830,051	6,423
	Prosafe SE (Energy equipment & services)	757,542	6,653
			19,994

	Spain—1.1%
	Viscofan S.A. (Food products)	172,370	8,636

	Issuer	Shares	Value

	Common Stocks—(continued)

	Europe—(continued)

	Sweden—3.4%
	Axis Communications AB (Communications equipment)	291,710	$7,212
	Hexpol AB (Chemicals)	158,759	10,345
	JM AB (Household durables)	320,661	6,766
	Nolato AB (Communications equipment)	118,780	2,055
			26,378

	Switzerland—0.8%
	Burckhardt Compression Holding AG (Machinery)	15,516	6,176

	United Kingdom—26.2%
	Abcam plc (Biotechnology)	1,125,991	7,766
	Alent plc (Chemicals)	982,962	4,904
*	ASOS plc (Internet & catalog retail)	252,047	15,506
	Aveva Group plc (Software)	318,176	10,908
	AZ Electronic Materials S.A. (Chemicals)	2,256,662	10,544
	Big Yellow Group plc (Real estate investment trusts (REITs))	312,614	1,829
	Booker Group plc (Food & staples retailing)	6,372,000	11,775
	Cineworld Group plc (Media)	622,515	3,212
*	Countrywide plc (Real estate management & development)	1,045,557	8,031
	Domino’s Pizza Group plc (Hotels, restaurants & leisure)	463,189	4,723
	Dunelm Group plc (Specialty retail)	889,020	12,805
	Elementis plc (Chemicals)	2,010,113	6,708
	Fidessa Group plc (Software)	196,525	5,763
	Howden Joinery Group plc (Specialty retail)	3,035,504	11,699
	Keller Group plc (Construction & engineering)	115,914	1,747
	Lancashire Holdings, Ltd. (Insurance)	888,860	10,707
	Moneysupermarket.com Group plc (Internet software & services)	2,892,596	8,429
*	Nanoco Group plc (Semiconductors & semiconductor equipment)	1,762,211	3,538
*	Ocado Group plc (Internet & catalog retail)	1,148,326	5,210
	Oxford Instruments plc (Electronic equipment, instruments & components)	366,684	6,743
	Provident Financial plc (Consumer finance)	632,216	14,318
	Regus plc (Commercial services & supplies)	3,062,555	7,327
	Restaurant Group plc (Hotels, restaurants & leisure)	993,062	7,552
	RPS Group plc (Commercial services & supplies)	724,487	2,226
*	Salamander Energy plc (Oil, gas & consumable fuels)	1,574,706	3,449
	Senior plc (Machinery)	1,831,788	6,976
	Synergy Health plc (Health care providers & services)	196,553	3,372
	Ted Baker plc (Textiles, apparel & luxury goods)	129,909	3,359
			201,126

See accompanying Notes to Financial Statements.

60	Semi-Annual Report	June 30, 2013

International Small Cap Growth Fund

Portfolio of Investments, June 30, 2013 (all dollar amounts in thousands) (unaudited)

	Issuer	Shares	Value

	Common Stocks—(continued)

	Japan—20.2%
	Cosmos Pharmaceutical Corporation (Food & staples retailing)	77,200	$7,815
	CyberAgent, Inc. (Media)	1,705	3,266
	Don Quijote Co., Ltd. (Multiline retail)	166,300	8,090
	F.C.C. Co., Ltd. (Auto components)	486,709	11,503
	Kakaku.com, Inc. (Internet software & services)	446,700	13,624
	M3, Inc. (Health care technology)	1,778	3,994
	Miraca Holdings, Inc. (Health care providers & services)	166,800	7,669
	MISUMI Group, Inc. (Trading companies & distributors)	262,300	7,212
	MonotaRO Co., Ltd. (Trading companies & distributors)	154,600	3,768
	Nihon M&A Center, Inc. (Professional services)	62,300	3,474
	Nippon Kayaku Co., Ltd. (Chemicals)	260,000	3,240
*	Nippon Prologis REIT, Inc. (Real estate investment trusts (REITs))	443	3,855
	Nissan Chemical Industries, Ltd. (Chemicals)	618,900	8,337
	Park24 Co., Ltd. (Commercial services & supplies)	676,100	12,264
	Ryohin Keikaku Co., Ltd. (Multiline retail)	125,400	10,292
	Sawai Pharmaceutical Co., Ltd. (Pharmaceuticals)	74,000	8,841
	Ship Healthcare Holdings, Inc. (Health care providers & services)	173,300	6,378
	Sundrug Co., Ltd. (Food & staples retailing)	264,600	11,232
	TS Tech Co., Ltd. (Auto components)	378,000	12,005
	United Arrows, Ltd. (Specialty retail)	198,300	8,287
			155,146

	Emerging Asia—11.1%

	China—3.3%
	China Medical System Holdings, Ltd. (Pharmaceuticals)	8,867,000	7,911
	China Overseas Grand Oceans Group, Ltd. (Real estate management & development)	5,478,000	6,992
	Dongyue Group (Chemicals)	6,363,000	2,543
	Haitian International Holdings, Ltd. (Machinery)	3,828,496	5,598
	Sino Biopharmaceutical (Pharmaceuticals)	3,176,000	2,060
			25,104

	India—3.4%
	Glenmark Pharmaceuticals, Ltd. (Pharmaceuticals)	1,208,859	11,153
	Ipca Laboratories, Ltd. (Pharmaceuticals)	694,363	7,656
	Motherson Sumi Systems, Ltd. (Auto components)	1,904,902	6,355
	Oberoi Realty, Ltd. (Real estate management & development)	328,318	1,093
			26,257

	Issuer	Shares	Value

	Common Stocks—(continued)

	Emerging Asia—(continued)

	Indonesia—0.5%
	PT Ace Hardware Indonesia Tbk (Specialty retail)	26,233,000	$1,956
	PT Mitra Adiperkasa Tbk (Multiline retail)	2,160,500	1,524
			3,480

	Malaysia—0.4%
	Hartalega Holdings Bhd (Health care equipment & supplies)	986,300	1,998
	Silverlake Axis, Ltd. (Software)	2,304,000	1,354
			3,352

	South Korea—0.9%
*	Cheil Worldwide, Inc. (Media)	328,150	7,068

	Taiwan—2.6%
	Chipbond Technology Corporation (Semiconductors & semiconductor equipment)	1,827,527	4,482
	Eclat Textile Co., Ltd. (Textiles, apparel & luxury goods)	511,000	3,776
	Novatek Microelectronics Corporation (Semiconductors & semiconductor equipment)	2,417,000	11,734
			19,992

	Asia—7.8%

	Australia—4.0%
	carsales.com, Ltd. (Internet software & services)	1,054,661	9,096
	Domino’s Pizza Enterprises, Ltd. (Hotels, restaurants & leisure)	190,884	1,950
	DuluxGroup, Ltd. (Chemicals)	1,657,035	6,380
	FlexiGroup, Ltd. (Consumer finance)	874,056	3,485
	Super Retail Group, Ltd. (Specialty retail)	908,115	9,941
			30,852

	Hong Kong—1.3%
	Sa Sa International Holdings, Ltd. (Specialty retail)	3,608,000	3,582
	SmarTone Telecommunications Holdings, Ltd. (Wireless telecommunication services)	3,847,500	6,389
			9,971

	New Zealand—1.0%
	Ryman Healthcare, Ltd. (Health care providers & services)	1,476,767	7,290

	Singapore—1.5%
	ARA Asset Management Ltd.—144A (Capital markets)	1,345,300	1,847
	First Resources, Ltd. (Food products)	4,865,000	6,813
	SATS, Ltd. (Transportation infrastructure)	1,160,000	3,011
			11,671

See accompanying Notes to Financial Statements.

June 30, 2013	William Blair Funds	61

International Small Cap Growth Fund

Portfolio of Investments, June 30, 2013 (all dollar amounts in thousands) (unaudited)

	Issuer	Shares or Principal Amount	Value

	Common Stocks—(continued)

	Canada—4.5%
	Canadian Energy Services & Technology Corporation (Energy equipment & services)	423,357	$6,574
*	Legacy Oil + Gas, Inc. (Oil, gas & consumable fuels)	1,312,910	6,180
	Precision Drilling Corporation (Energy equipment & services)	919,619	7,826
	Total Energy Services, Inc. (Energy equipment & services)	216,430	2,994
	Westjet Airlines, Ltd. (Airlines)	521,374	11,164
			34,738

	Emerging Europe, Mid-East, Africa—1.4%

	Turkey—1.4%
	Dogus Otomotiv Servis ve Ticaret A.S. (Distributors)	358,552	1,818
	Turkiye Sinai Kalkinma Bankasi A.S. (Commercial banks)	8,640,409	8,557
			10,375

	Emerging Latin America—0.3%

	Mexico—0.3%
*	Macquarie Mexico Real Estate Management S.A. de C.V.—144A (Real estate investment trusts (REITs))	874,140	1,889

	Total Common Stocks—98.2% (cost $671,270)		753,375

	Repurchase Agreement
	Fixed Income Clearing Corporation, 0.010% dated 6/28/13, due 7/1/13, repurchase price $15,669, collateralized by FNMA, 0.875%, due 10/26/17	$15,669	15,669

	Total Repurchase Agreement—2.0% (cost $15,669)		15,669

	Total Investments—100.2% (cost $686,939)		769,044
	Liabilities, plus cash and other assets—(0.2)%		(1,835)
	Net assets—100.0%		$767,209

* Non-income producing securities

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund may use an independent pricing service to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

At June 30, 2013, the Fund’s Portfolio of Investments includes the following industry categories:

Consumer Discretionary	25.3%
Information Technology	17.3%
Health Care	13.9%
Financials	12.9%
Industrials	10.5%
Materials	8.7%
Consumer Staples	6.1%
Energy	4.5%
Telecommunication Services	0.8%
Total	100.0%

At June 30, 2013, the Fund’s Portfolio of Investments includes the following currency categories:

British Pound Sterling	26.7%
Japanese Yen	20.6%
Euro	16.0%
Hong Kong Dollar	4.7%
Canadian Dollar	4.6%
Danish Krone	4.2%
Australian Dollar	4.1%
Swedish Krona	3.5%
Indian Rupee	3.5%
Norwegian Krone	2.7%
New Taiwan Dollar	2.6%
Singapore Dollar	1.7%
Turkish Lira	1.4%
All Other Currencies	3.7%
Total	100.0%

See accompanying Notes to Financial Statements.

62	Semi-Annual Report	June 30, 2013

EMERGING MARKETS GROWTH FUND

The Emerging Markets Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Todd M. McClone Jeffrey A. Urbina

The William Blair Emerging Markets Growth Fund (Class N shares) posted a 6.27% decrease, net of fees, for the six months ended June 30, 2013. By comparison, the Fund’s benchmark index, the MSCI Emerging Markets IMI Index (net) (the “Index”), decreased 8.89%.

While the Fund outperformed the Index, it was down in absolute terms, given weakness in Emerging Markets in general during the period. This weakness was precipitated by lower demand for commodities, coupled with concerns of a structural slowdown in China and expectations of rising interest rates in the United States.

The Fund’s performance relative to the Index was driven by strong performance across sectors and regions, coupled with overall sector positioning. In particular, the Fund’s Materials stocks added value year to date, due largely to the underweighting and stock selection in Metals/Mining, coupled with good results by Indocement Tunggal Prakarsa, the Indonesian cement company. Industrials stock selection was strong, as the Fund’s holdings were up 2.31%, well ahead of the -9.41% Index return. Low cost airlines added value, as did solid operating results from Industries Qatar and Haitian International Holdings. Consumer Staples and Financials stock selection were also additive to results. Somewhat detracting from year to date performance was Energy stock selection, particularly in Chinese Oil/Gas, as Shenhua Energy, CNOOC, and Kunlun underperformed. Regionally, Asian stock selection was bolstered by good relative performance in China, India, and Thailand, more than offsetting weakness in South Korea, particularly Hyundai Motors, which we sold on margin pressure and increasing competition. Europe, the Middle East and Africa benefited from frontier markets exposure in Qatar, UAE, Nigeria, and Kenya, coupled with good stock selection in Russia and South Africa. The Fund’s focus on companies with above average earnings trends and positive price momentum added value year to date, offsetting the higher quality focus and higher valuation, which hampered results.

Consumer Discretionary and Consumer Staples each represented approximately 12% of the Fund, ahead of the Index weightings, while Information Technology totaled 19.6% of the Fund, above the 14.8% Index weighting. Conversely, Resources were significantly underweighted, as Energy represented approximately 5% of the Fund, half the Index weighting, and Materials totaled 2.0% of the Fund, well below the 9.8% Index weighting. Regionally, the Fund remained underweighted in Asia, due largely to underweighting in Taiwan and Korea, which more than offset the India overweighting. EMEA increased to 19.5% of the Fund, despite underweightings in Europe and Russia, due largely to 5.3% exposure in Middle East and African frontier markets.

June 30, 2013	William Blair Funds	63

Emerging Markets Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 6/30/2013
	Year to Date	1 Year	3 Year	5 Year	Since Inception(a)
Class N	(6.27)%	5.66%	6.46%	(1.87)%	9.51%
Class I	(6.07)	5.93	6.78	(1.60)	9.80
Institutional Class	(6.03)	6.18	6.98	(1.43)	9.98
MSCI Emerging Markets IMI (net)	(8.89)	3.66	3.43	0.16	9.49

(a)	For the period from June 6, 2005 (Commencement of Operations) to June 30, 2013.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company L.L.C. without a sales load or distribution (12b-1) fees. Institutional Class Shares are available to institutional investors without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) Emerging Markets Investable Market Index (IMI) (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of emerging markets. This series approximates the minimum possible dividend reinvestment.

This report identifies the Fund’s investments on June 30, 2013. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

64	Semi-Annual Report	June 30, 2013

Emerging Markets Growth Fund

Portfolio of Investments, June 30, 2013 (all dollar amounts in thousands) (unaudited)

	Issuer	Shares	Value

	Common Stocks

	Emerging Asia—53.8%

	Cambodia—0.3%
	NagaCorp, Ltd. (Hotels, restaurants & leisure)	2,874,000	$2,242

	China—17.4%
	AAC Technologies Holdings, Inc. (Communications equipment)	767,959	4,337
	Biostime International Holdings, Ltd. (Food products)	299,000	1,677
	China BlueChemical, Ltd. (Chemicals)	3,590,609	2,194
	China Mobile, Ltd. (Wireless telecommunication services)	2,570,309	26,843
	China Overseas Grand Oceans Group, Ltd. (Real estate management & development)	1,642,000	2,096
	China Overseas Land & Investment, Ltd. (Real estate management & development)	5,102,000	13,386
	China Unicom Hong Kong, Ltd. (Diversified telecommunication services)	10,364,000	13,763
	Dongyue Group (Chemicals)	3,907,287	1,562
	ENN Energy Holdings, Ltd. (Gas utilities)	1,744,000	9,298
	Haier Electronics Group Co., Ltd. (Household durables)	5,489,000	8,747
	Haitian International Holdings, Ltd. (Machinery)	2,315,870	3,386
	Kunlun Energy Co., Ltd. (Oil, gas & consumable fuels)	7,518,000	13,338
	Shenzhou International Group Holdings, Ltd. (Textiles, apparel & luxury goods)	667,000	1,918
	Sino Biopharmaceutical (Pharmaceuticals)	3,796,000	2,462
	Sun Art Retail Group, Ltd. (Food & staples retailing)	5,387,245	7,793
	Sunny Optical Technology Group Co., Ltd. (Electronic equipment, instruments & components)	1,719,000	2,074
	Tencent Holdings, Ltd. (Internet software & services)	702,835	27,566
	Want Want China Holdings, Ltd. (Food products)	6,612,217	9,311
*	WuXi PharmaTech Cayman, Inc.—ADR (Life sciences tools & services)	143,757	3,019
			154,770

	India—15.3%
	Apollo Hospitals Enterprise, Ltd. (Health care providers & services)	154,479	2,739
	Bajaj Auto, Ltd. (Automobiles)	226,153	7,322
	HCL Technologies, Ltd. (IT services)	990,957	12,940
	HDFC Bank, Ltd. (Commercial banks)	828,401	9,333
	Housing Development Finance Corporation (Thrifts & mortgage finance)	1,063,733	15,735
	IndusInd Bank, Ltd. (Commercial banks)	650,266	5,115
	ITC, Ltd. (Tobacco)	3,985,041	21,751
	Lupin, Ltd. (Pharmaceuticals)	559,430	7,357
	Marico, Ltd. (Personal products)	567,382	1,983

	Issuer	Shares	Value

	Common Stocks—(continued)

	Emerging Asia—(continued)

	India—(continued)
	Motherson Sumi Systems, Ltd. (Auto components)	1,011,710	$3,375
	Sun Pharmaceutical Industries, Ltd. (Pharmaceuticals)	713,243	12,141
	Tata Consultancy Services, Ltd. (IT services)	518,104	13,236
	Tata Motors, Ltd. (Automobiles)	4,501,204	21,307
	Yes Bank, Ltd. (Commercial banks)	273,097	2,119
			136,453

	Indonesia—3.4%
	PT Bank Rakyat Indonesia Persero Tbk (Commercial banks)	12,047,321	9,407
	PT Indocement Tunggal Prakarsa Tbk (Construction materials)	1,795,500	4,423
	PT Jasa Marga Persero Tbk (Transportation infrastructure)	3,771,000	2,299
	PT Kalbe Farma Tbk (Pharmaceuticals)	17,712,915	2,570
*	PT Matahari Department Store Tbk (Multiline retail)	2,078,000	2,429
	PT Telekomunikasi Indonesia Persero Tbk (Diversified telecommunication services)	8,042,000	9,115
			30,243

	Malaysia—2.7%
	CIMB Group Holdings Bhd (Commercial banks)	6,379,787	16,720
	Guinness Anchor Bhd (Beverages)	331,400	1,999
*	IHH Healthcare Bhd (Health care providers & services)	4,520,000	5,651
			24,370

	Papua New Guinea—1.0%
	Oil Search, Ltd. (Oil, gas & consumable fuels)	1,299,864	9,189

	Philippines—1.1%
	SM Prime Holdings, Inc. (Real estate management & development)	18,287,700	6,900
	Universal Robina Corporation (Food products)	1,069,710	3,096
			9,996

	South Korea—5.0%
*	Cheil Worldwide, Inc. (Media)	105,200	2,266
	GS Home Shopping, Inc. (Internet & catalog retail)	10,945	2,267
	Hana Tour Service, Inc. (Hotels, restaurants & leisure)	36,196	2,279
	LG Household & Health Care, Ltd. (Household products)	4,622	2,258
	Samsung Electronics Co., Ltd. (Semiconductors & semiconductor equipment)	29,840	35,064
			44,134

See accompanying Notes to Financial Statements.

June 30, 2013	William Blair Funds	65

Emerging Markets Growth Fund

Portfolio of Investments, June 30, 2013 (all dollar amounts in thousands) (unaudited)

	Issuer	Shares	Value

	Common Stocks—(continued)

	Emerging Asia—(continued)

	Taiwan—5.1%
	Asustek Computer, Inc. (Computers & peripherals)	941,000	$8,100
	Novatek Microelectronics Corporation (Semiconductors & semiconductor equipment)	693,000	3,364
	Taiwan Semiconductor Manufacturing Co., Ltd.—ADR (Semiconductors & semiconductor equipment)	1,647,918	30,190
	TPK Holding Co., Ltd. (Electronic equipment, instruments & components)	251,979	4,036
			45,690

	Thailand—2.5%
	Advanced Info Service PCL (Wireless telecommunication services)	836,262	7,603
	Bangkok Dusit Medical Services PCL (Health care providers & services)	472,000	2,397
	BEC World PCL (Media)	1,113,300	2,109
	Kasikornbank PCL (Commercial banks)	1,598,182	10,100
			22,209

	Emerging Europe, Mid-East, Africa—19.5%

	Kenya—0.1%
	Safaricom, Ltd. (Wireless telecommunication services)	15,213,800	1,170

	Nigeria—1.2%
	Guaranty Trust Bank plc (Commercial banks)	40,269,497	6,021
	Nestle Nigeria plc (Food products)	344,565	2,056
	Nigerian Breweries plc (Beverages)	2,375,731	2,282
			10,359

	Poland—0.4%
	Eurocash S.A. (Food & staples retailing)	220,047	3,888

	Qatar—2.3%
	Industries Qatar QSC (Industrial conglomerates)	406,490	17,698
	Qatar National Bank S.A.Q. (Commercial banks)	59,840	2,613
			20,311

	Russia—4.0%
*	Etalon Group Ltd.—144A—GDR (Real estate management & development)	448,600	1,539
	M Video OJSC (Specialty retail)	278,070	2,014
	Magnit OJSC (Food & staples retailing)†	64,131	14,756
	Mail.ru Group Ltd.—144A—GDR (Internet software & services)†	28,376	813
	Mail.ru Group, Ltd.—GDR (Internet software & services)	74,481	2,135
*	Yandex N.V. Class “A” (Internet software & services)†	517,514	14,299
			35,556

	Issuer	Shares	Value

	Common Stocks—(continued)

	Emerging Europe, Mid-East, Africa—(continued)

	South Africa—6.9%
	Bidvest Group, Ltd. (Industrial conglomerates)	285,076	$7,064
	Discovery, Ltd. (Insurance)	329,789	2,804
	FirstRand, Ltd. (Diversified financial services)	3,406,500	9,970
	Life Healthcare Group Holdings, Ltd. (Health care providers & services)	634,643	2,408
	Mr. Price Group, Ltd. (Specialty retail)	233,156	3,177
	MTN Group, Ltd. (Wireless telecommunication services)	633,027	11,783
	Naspers, Ltd. (Media)	236,721	17,481
	Shoprite Holdings, Ltd. (Food & staples retailing)	370,345	6,950
			61,637

	Turkey—2.9%
	Coca-Cola Icecek A.S. (Beverages)	217,949	6,272
*	Pegasus Hava Tasimaciligi A.S. (Airlines)	233,156	2,768
	Tofas Turk Otomobil Fabrikasi A.S. (Automobiles)	786,224	4,912
	Turkiye Halk Bankasi A.S. (Commercial banks)	1,384,825	11,740
			25,692

	United Arab Emirates—1.7%
	Dragon Oil plc (Oil, gas & consumable fuels)	491,246	4,277
	First Gulf Bank PJSC (Commercial banks)	2,402,721	10,434
			14,711

	Emerging Latin America—19.4%

	Argentina—0.3%
	MercadoLibre, Inc. (Internet software & services)	27,576	2,972

	Brazil—8.8%
*	BB Seguridade Participacoes S.A. (Insurance)	1,662,300	13,112
	BR Malls Participacoes S.A. (Real estate management & development)	466,890	4,181
	CCR S.A (Transportation infrastructure)	1,177,489	9,340
	Cia de Bebidas das Americas—ADR (Beverages)	472,321	17,641
	Embraer S.A.—ADR (Aerospace & defense)	237,821	8,773
	Grendene S.A. (Textiles, apparel & luxury goods)	213,900	1,942
	Iguatemi Empresa de Shopping Centers S.A. (Real estate management & development)	205,200	2,021
	Iochpe-Maxion S.A. (Machinery)	30,800	332
	Kroton Educacional S.A. (Diversified consumer services)	302,680	4,192
	Localiza Rent a Car S.A. (Road & rail)	188,510	2,670
	Lojas Renner S.A. (Multiline retail)	107,722	3,087
	Totvs S.A. (Software)	146,232	2,293
	Tractebel Energia S.A. (Independent power producers & energy traders)	551,538	8,570
			78,154

See accompanying Notes to Financial Statements.

66	Semi-Annual Report	June 30, 2013

Emerging Markets Growth Fund

Portfolio of Investments, June 30, 2013 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks—(continued)

Emerging Latin America—19.4%

Chile—2.0%
Banco Santander Chile—ADR (Commercial banks)	107,230	$2,622
CFR Pharmaceuticals S.A. (Pharmaceuticals)	9,180,599	2,073
Inversiones La Construccion S.A. (Diversified financial services)	170,487	2,611
S.A.C.I. Falabella (Multiline retail)	718,000	7,773
Sonda S.A. (IT services)	902,353	2,628
		17,707

Colombia—2.0%
Ecopetrol S.A. (Oil, gas & consumable fuels)	3,456,625	7,339
Pacific Rubiales Energy Corporation (Oil, gas & consumable fuels)	601,269	10,559
		17,898

Mexico—4.6%
Fibra Uno Administracion S.A. de C.V. (Real estate investment trusts (REITs))	1,818,769	6,107
Fomento Economico Mexicano S.A.B. de C.V.—ADR (Beverages)	44,841	4,627
Grupo Financiero Banorte S.A.B. de C.V. (Commercial banks)	2,801,210	16,733
Grupo Mexico S.A.B. de C.V. Series “B” (Metals & mining)	3,009,067	8,709
Grupo Sanborns S.A. de C.V. (Multiline retail)	2,008,600	4,483
		40,659

Panama—0.4%
Copa Holdings S.A. Class “A” (Airlines)†	28,320	3,713

Peru—1.3%
Credicorp, Ltd. (Commercial banks)†	74,469	9,529
Intercorp Financial Services, Inc. (Diversified financial services)	68,646	2,265
		11,794

Total Common Stocks—92.7% (cost $793,867)		825,517

Preferred Stock

Brazil—2.3%
Itau Unibanco Holding S.A. (Commercial banks)	1,625,385	20,957

Total Preferred Stock—2.3% (cost $23,239)		20,957

Affiliated Fund

China—2.7%
William Blair China A-Share Fund, LLC	2,362,400	24,474

Total Affiliated Fund—2.7% (cost $23,624)		24,474
Issuer	Principal Amount	Value

Repurchase Agreement
Fixed Income Clearing Corporation, 0.010% dated 6/28/13, due 7/1/13, repurchase price $8,594, collateralized by FNMA, 1.160%, due 6/28/17	$8,594	$8,594

Total Repurchase Agreement—1.0% (cost $8,594)		8,594

Total Investments—98.7% (cost $849,324)		879,542
Cash and other assets, less liabilities—1.3%		11,339
Net assets—100.0%		$890,881

ADR = American Depository Receipt

GDR = Global Depository Receipt

* Non-income producing securities

† = U.S. listed foreign security

See accompanying Notes to Financial Statements.

June 30, 2013	William Blair Funds	67

Emerging Markets Growth Fund

Portfolio of Investments, June 30, 2013 (all dollar amounts in thousands) (unaudited)

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund may use an independent pricing service to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

At June 30, 2013, the Fund’s Portfolio of Investments includes the following industry categories:

Financials	25.4%
Information Technology	19.6%
Consumer Staples	12.9%
Consumer Discretionary	12.4%
Telecommunication Services	8.3%
Industrials	6.9%
Energy	5.3%
Health Care	5.1%
Utilities	2.1%
Materials	2.0%
Total	100.0%

At June 30, 2013, the Fund’s Portfolio of Investments includes the following currency categories:

Hong Kong Dollar	18.0%
U.S. Dollar	16.2%
Indian Rupee	15.7%
Brazilian Real	8.3%
South African Rand	7.1%
South Korean Won	5.1%
Mexican Peso	4.1%
Indonesian Rupiah	3.5%
Turkish Lira	2.9%
Malaysian Ringgit	2.8%
Thai Baht	2.6%
Qatari Rial	2.3%
New Taiwan Dollar	1.8%
Chilean Peso	1.7%
Canadian Dollar	1.2%
UAE Dirham	1.2%
Nigerian Naira	1.2%
Philippine Peso	1.1%
Australian Dollar	1.1%
All Other Currencies	2.1%
Total	100.0%

As of June 30, 2013 the Fund invested in William Blair China A-Share Fund, LLC, an affiliated fund. There are no unfunded commitments to the affiliated fund and the Fund may redeem its investment monthly.

	Shares Activity Affiliated with China A-Share Fund				Period Ended June 30, 2013
					(in thousands)
Fund Name	Balance 12/31/2012	Purchases	Sales	Balance 6/30/2013	Value
William Blair China A-Share Fund, LLC	2,362,400	—	—	2,362,400	$24,474
					$24,474

Affiliated Funds accounted for $850 of change in net unrealized depreciation on investments during the period.

See accompanying Notes to Financial Statements.

68	Semi-Annual Report	June 30, 2013

EMERGING MARKETS LEADERS FUND

The Emerging Markets Leaders Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Todd M. McClone Jeffrey A. Urbina

The William Blair Emerging Markets Leaders Fund (Class N shares) posted a 7.50% decrease, net of fees, for the six months ended June 30, 2013. By comparison, the Fund’s benchmark index, the MSCI Emerging Markets Index (net) decreased 9.57%.

While the Fund outperformed the Index it was down in absolute terms, given weakness in Emerging Markets in general during the period. This weakness was precipitated by lower demand for commodities, coupled with concerns of a structural slowdown in China and expectations of rising interest rates in the United States.

The Fund’s performance relative to the Index resulted from strong stock selection across most sectors, coupled with overall sector positioning. The Fund’s focus on Healthcare and Staples at the expense of Materials and Energy added value. In addition, the Fund’s Industrials stocks were up 0.3%, well above the -10% Index return, due largely to a lack of Machinery holdings. Within Materials, performance benefited from an underweighting in Metals/Mining. In addition, Grupo Mexico outpaced the Mining industry as a whole during the period. The Fund’s Healthcare stocks rose 19.6%, well ahead of the 2% Index return, given strong performance by Sun Pharmaceutical and IHH Healthcare. Detracting from results was the Fund’s Energy stock selection, as oil/gas holdings underperformed. Regionally, stock selection added value across all regions, with particular value added in Europe, the Middle East and Africa, and Latin America. In EMEA, strong performance by stocks held in Qatar and the UAE (frontier markets) added value, as did strong stock selection in Russia and South Africa, given the lack of Resources exposure. Within Latin America, strong performance in Brazil and Chile more than offset weakness in Resource-oriented holdings (Ecopetrol and Pacific Rubiales) in the region.

While overall positioning did not change substantially, we reduced Financials from approximately 30% to 29%, due to a reduction in Commercial Banks, which more than offset additional weightings in Insurance names. This reduction funded an increase in Industrials to 8.7%, above the 6.3% Index weighting. We also reduced Resources on continued concerns about slowing demand and stagnating prices. Regionally, EMEA increased from approximately 17% to 19.8%, above the 17.2% Index weighting, due largely to a 4.7% weighting in frontier countries, coupled with increased exposure in South African consumer and financials-related holdings. While Latin America was slightly overweighted versus the Index, Emerging Asia totaled 53.5%, and remained significantly underweighted versus the Index, given lower weightings in Korea and Taiwan, which more than offset the higher India exposure.

June 30, 2013	William Blair Funds	69

Emerging Markets Leaders Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 6/30/2013
	Year to Date	1 Year	3 Year	5 Year	Since Inception
Class N(b)	(7.50)%	4.15%	4.16%	—	1.88%
Class I(a)	(7.41)	4.47	4.38	(0.22)	(0.92)
Institutional Class(a)	(7.41)	4.63	4.54	(0.10)	(0.78)
MSCI Emerging Markets Index (net)(a)	(9.57)	2.87	3.38	(0.43)	(0.62)
MSCI Emerging Markets Large Cap Index (net)(a)	(9.65)	2.73	3.54	(0.82)	(0.73)

(a)	Since Inception is for the period from March 26, 2008 (Commencement of Operations) to June 30, 2013.
(b)	Since Inception for Class N is for the period from May 3, 2010 (Commencement of Operations) to June 30, 2013. The corresponding benchmark inception returns for the MSCI Emerging Index (net) and the MSCI Emerging Markets Large Cap Index (net) are 0.36% and 0.42%, respectively.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) fees. Institutional Class Shares are available to institutional investors without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) Emerging Markets Index (net) is a free float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. This series approximates the minimum possible dividend reinvestment.

The Morgan Stanley Capital International (MSCI) Emerging Markets Large Cap Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure market performance of large capitalization stocks in emerging markets. This series approximates the minimum possible dividend reinvestment.

On December 31, 2012, the Fund’s Benchmark changed from the Morgan Stanley Capital International (MSCI) Emerging Markets Large Cap Index (net) to the Morgan Stanley Capital International (MSCI) Emerging Markets Index (net). The primary reason for this change is to compare the Fund to a benchmark that more closely reflects the market capitalization focus the Fund uses in its investment strategy.

This report identifies the Fund’s investments on June 30, 2013. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

70	Semi-Annual Report	June 30, 2013

Emerging Markets Leaders Fund

Portfolio of Investments, June 30, 2013 (all dollar amounts in thousands) (unaudited)

	Issuer	Shares	Value

	Common Stocks

	Emerging Asia—53.5%

	China—17.4%
	China Mobile, Ltd. (Wireless telecommunication services)	156,500	$1,634
	China Overseas Land & Investment, Ltd. (Real estate management & development)	634,000	1,663
	China Unicom Hong Kong, Ltd. (Diversified telecommunication services)	906,000	1,203
	Great Wall Motor Co., Ltd. Class “H” (Automobiles)	286,500	1,236
	Kunlun Energy Co., Ltd. (Oil, gas & consumable fuels)	818,000	1,451
	Sun Art Retail Group, Ltd. (Food & staples retailing)	445,500	645
	Tencent Holdings, Ltd. (Internet software & services)	47,700	1,871
	Want Want China Holdings, Ltd. (Food products)	677,000	953
			10,656

	India—14.8%
	Bajaj Auto, Ltd. (Automobiles)	24,311	787
	HCL Technologies, Ltd. (IT services)	115,477	1,508
	HDFC Bank, Ltd. (Commercial banks)	55,042	620
	Housing Development Finance Corporation (Thrifts & mortgage finance)	99,909	1,478
	ITC, Ltd. (Tobacco)	233,908	1,277
	Lupin, Ltd. (Pharmaceuticals)	37,040	487
	Sun Pharmaceutical Industries, Ltd. (Pharmaceuticals)	68,613	1,168
	Tata Consultancy Services, Ltd. (IT services)	35,589	909
	Tata Motors, Ltd. (Automobiles)	164,913	781
			9,015

	Indonesia—3.5%
	PT Bank Rakyat Indonesia Persero Tbk (Commercial banks)	1,113,000	869
	PT Jasa Marga Persero Tbk (Transportation infrastructure)	499,500	305
	PT Kalbe Farma Tbk (Pharmaceuticals)	1,435,000	208
	PT Telekomunikasi Indonesia Persero Tbk (Diversified telecommunication services)	685,500	777
			2,159

	Malaysia—4.1%
	CIMB Group Holdings Bhd (Commercial banks)	618,800	1,622
*	IHH Healthcare Bhd (Health care providers & services)	722,700	903
			2,525

	Philippines—1.2%
	SM Prime Holdings, Inc. (Real estate management & development)	1,881,700	710

	South Korea—5.2%
	LG Household & Health Care, Ltd. (Household products)	1,194	584

	Issuer	Shares	Value

	Common Stocks—(continued)

	Emerging Asia—(continued)

	South Korea—(continued)
	Samsung Electronics Co., Ltd. (Semiconductors & semiconductor equipment)	2,194	$2,578
			3,162

	Taiwan—4.8%
	Asustek Computer, Inc. (Computers & peripherals)	61,000	525
	Taiwan Semiconductor Manufacturing Co., Ltd.—ADR (Semiconductors & semiconductor equipment)	131,675	2,412
			2,937

	Thailand—2.5%
	Advanced Info Service PCL (Wireless telecommunication services)	75,700	688
	Kasikornbank PCL (Commercial banks)	136,000	860
			1,548

	Emerging Latin America—20.7%

	Brazil—8.8%
*	BB Seguridade Participacoes S.A. (Insurance)	144,200	1,137
	BR Malls Participacoes S.A. (Real estate management & development)	49,600	444
	CCR S.A (Transportation infrastructure)	97,700	775
	Cia de Bebidas das Americas—ADR (Beverages)	39,768	1,485
	Embraer S.A.—ADR (Aerospace & defense)	15,067	556
	Kroton Educacional S.A. (Diversified consumer services)	50,000	693
	Localiza Rent a Car S.A. (Road & rail)	18,870	267
			5,357

	Chile—1.0%
	S.A.C.I. Falabella (Multiline retail)	58,155	629

	Colombia—3.0%
	Ecopetrol S.A. (Oil, gas & consumable fuels)	300,750	639
	Pacific Rubiales Energy Corporation (Oil, gas & consumable fuels)	68,067	1,195
			1,834

	Mexico—6.3%
	Fomento Economico Mexicano S.A.B. de C.V.—ADR (Beverages)	9,354	965
	Grupo Financiero Banorte S.A.B. de C.V. (Commercial banks)	243,100	1,452
	Grupo Mexico S.A.B. de C.V. Series “B” (Metals & mining)	353,600	1,023
	Grupo Sanborns S.A. de C.V. (Multiline retail)	186,100	416
			3,856

	Panama—0.5%
	Copa Holdings S.A. Class “A” (Airlines)†	2,410	316

See accompanying Notes to Financial Statements.

June 30, 2013	William Blair Funds	71

Emerging Markets Leaders Fund

Portfolio of Investments, June 30, 2013 (all dollar amounts in thousands) (unaudited)

	Issuer	Shares	Value

	Common Stocks—(continued)

	Emerging Latin America—(continued)

	Peru—1.1%
	Credicorp, Ltd. (Commercial banks)†	5,437	$696

	Emerging Europe, Mid-East, Africa—19.8%

	Nigeria—0.5%
	Guaranty Trust Bank plc (Commercial banks)	2,213,912	331

	Qatar—3.5%
	Industries Qatar QSC (Industrial conglomerates)	44,788	1,950
	Qatar National Bank S.A.Q. (Commercial banks)	3,717	162
			2,112

	Russia—5.0%
*	Magnit OJSC—144A—GDR (Food & staples retailing)†	31,246	1,787
*	Yandex N.V. Class “A” (Internet software & services)†	45,629	1,261
			3,048

	South Africa—6.9%
	Bidvest Group, Ltd. (Industrial conglomerates)	38,813	962
	Discovery, Ltd. (Insurance)	75,243	640
	FirstRand, Ltd. (Diversified financial services)	271,290	794
	Naspers, Ltd. (Media)	16,045	1,185
	Shoprite Holdings, Ltd. (Food & staples retailing)	33,471	628
			4,209

	Turkey—2.6%
	Coca-Cola Icecek A.S. (Beverages)	14,528	418
	Turkiye Halk Bankasi A.S. (Commercial banks)	136,887	1,160
			1,578

	United Arab Emirates—1.3%
	First Gulf Bank PJSC (Commercial banks)	189,402	823

	Total Common Stocks—94.0% (cost $55,962)		57,501

	Preferred Stock

	Brazil—2.7%
	Itau Unibanco Holding S.A. (Commercial banks)	129,600	1,671

	Total Preferred Stock—2.7% (cost $1,849)		1,671

	Principal
Issuer	Amount	Value

Repurchase Agreement
Fixed Income Clearing Corporation, 0.010% dated 6/28/13, due 7/1/13, repurchase price $2,926, collateralized by U.S. Treasury Note, 0.750%, due 10/31/17	$2,926	$2,926

Total Repurchase Agreement—4.8% (cost $2,926)		2,926

Total Investments—101.5% (cost $60,737)		62,098
Liabilities, plus cash and other assets—(1.5)%		(928)
Net assets—100.0%		$61,170

ADR = American Depository Receipt

GDR = Global Depository Receipt

* Non-income producing securities

† = U.S. listed foreign security

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund may use an independent pricing service to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

At June 30, 2013, the Fund’s Portfolio of Investments includes the following industry categories:

Financials	28.9%
Information Technology	18.6%
Consumer Staples	14.8%
Consumer Discretionary	9.7%
Industrials	8.7%
Telecommunication Services	7.3%
Energy	5.6%
Health Care	4.7%
Materials	1.7%
Total	100.0%

At June 30, 2013, the Fund’s Portfolio of Investments includes the following currency categories:

Hong Kong Dollar	18.0%
U.S. Dollar	16.0%
Indian Rupee	15.2%
Brazilian Real	8.4%
South African Rand	7.1%
South Korean Won	5.3%
Mexican Peso	4.9%
Malaysian Ringgit	4.3%
Indonesian Rupiah	3.7%
Qatari Rial	3.6%
Turkish Lira	2.7%
Thai Baht	2.6%
Canadian Dollar	2.0%
UAE Dirham	1.4%
Philippine Peso	1.2%
Colombian Peso	1.1%
Chilean Peso	1.1%
All Other Currencies	1.4%
Total	100.0%

See accompanying Notes to Financial Statements.

72	Semi-Annual Report	June 30, 2013

EMERGING MARKETS SMALL CAP GROWTH FUND

The Emerging Markets Small Cap Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Todd M. McClone Jeffrey A. Urbina

The William Blair Emerging Markets Small Cap Growth Fund (Class N shares) posted a 6.54% increase, net of fees, for the six months ended June 30, 2013. By comparison, the Fund’s benchmark index, the MSCI Emerging Markets Small Cap Index (net) (the “Index”), decreased 3.58%.

Year to date, the Fund significantly outpaced the Index due to strong stock selection across all sectors, with all sectors except Materials posting positive absolute returns. In particular, the Fund’s Consumer Discretionary stocks rallied 10.64%, while the Index fell 2.72%. Performance was bolstered by strong results in Hotels/Restaurants and Textiles/Apparel/Luxury Goods. In addition, GS Home Shopping added value on strong earnings results on increased mobile sales, and Nagacorp, the Cambodian casino added value, as visitation growth accelerated during the first quarter and the company announced new initiatives to drive the Chinese VIP segment. Consumer Staples outperformed due to strong operating performance from Prince Frog, the Chinese child care products company, and good performance in Food Products, while Energy benefited from the focused exposure in Energy Equipment/Services, particularly with Dayang Enterprises. Industrials stock selection was bolstered by strong performance in low cost airlines, coupled with good performance by Haitian Holdings, the Chinese plastic injection molding machine supplier, as 2012 results were better than expected due to improving product mix and increased average sales prices. The Fund’s Materials stocks were down 2.58%, well above the -14.63% Index return, due to a focus on and stock selection in Chemicals at the expense of Mining. The Fund’s underweighting in Energy, Industrials, and Materials were key detractors from results, as was the underweighting in Emerging Asia, as the Fund’s regional return rallied 12.37%, well ahead of the flat Index return.

Overall positioning did not change markedly year to date. The Fund remained significantly overweighted in Consumer Discretionary at approximately 27% versus the 18% Index weighting, as well as in Consumer Staples, which totaled approximately 15% of the Fund, versus the 8% Index weighting. Financials remained above the Index weighting, due to higher Commercial Banks and REIT weightings, which more than offset underweightings elsewhere. Resources remained significantly underweighted versus the Index, with Energy and Materials combined approximating 4% of the Fund, well below the nearly 14% Index weighting. Regionally, the Fund was underweighted in Asia, due to South Korea and Taiwan, which more than offset higher India and Philippines exposure. Europe, the Middle East and Africa totaled approximately 19% of the Fund, well above the Index weighting, given approximately 6% invested in frontier markets. Latin America, while overweighted, declined since December 31, due to reductions across most markets in the region.

June 30, 2013	William Blair Funds	73

Emerging Markets Small Cap Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 6/30/2013

	Year to Date	1 Year	Since Inception
Class N(a)	6.54%	25.14%	21.67%
Class I(a)	6.62	25.36	21.92
MSCI Emerging Markets Small Cap Index (net)(a)	(3.58)	9.86	6.04
Institutional Class(b)	6.62	—	8.37
MSCI Emerging Markets Small Cap Index (net)(b)	(3.58)	—	(2.20)

(a)	Since inception is for the period from October 24, 2011 (Commencement of Operations) to June 30, 2013.
(b)	Since inception is for the period from December 20, 2012 (Commencement of Operations) to June 30, 2013.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company L.L.C. without a sales load or distribution (12b-1) fees. Institutional Class Shares are available to institutional investors without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) Emerging Markets Small Cap Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of emerging markets. This series approximates the minimum possible dividend reinvestment.

This report identifies the Fund’s investments on June 30, 2013. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

74	Semi-Annual Report	June 30, 2013

Emerging Markets Small Cap Growth Fund

Portfolio of Investments, June 30, 2013 (all dollar amounts in thousands) (unaudited)

	Issuer	Shares	Value

	Common Stocks

	Emerging Asia—63.0%

	Cambodia—1.8%
	NagaCorp, Ltd. (Hotels, restaurants & leisure)	1,918,000	$1,496

	China—13.7%
	AAC Technologies Holdings, Inc. (Communications equipment)	180,000	1,017
	Biostime International Holdings, Ltd. (Food products)	213,500	1,198
	China Medical System Holdings, Ltd. (Pharmaceuticals)	485,000	433
	China Overseas Grand Oceans Group, Ltd. (Real estate management & development)	636,000	812
	CIMC Enric Holdings, Ltd. (Machinery)	812,000	1,263
	Haitian International Holdings, Ltd. (Machinery)	968,000	1,415
	Hilong Holding, Ltd. (Energy equipment & services)	812,000	477
	Minth Group, Ltd. (Auto components)	910,000	1,415
	Prince Frog International Holdings, Ltd. (Personal products)	1,609,000	1,112
	Sunny Optical Technology Group Co., Ltd. (Electronic equipment, instruments & components)	698,000	842
	Tiangong International Co., Ltd. (Metals & mining)	1,290,000	319
*	WuXi PharmaTech Cayman, Inc.-ADR (Life sciences tools & services)	42,762	898
			11,201

	India—13.5%
	Amara Raja Batteries, Ltd. (Electrical equipment)	112,474	486
	Apollo Hospitals Enterprise, Ltd. (Health care providers & services)	34,561	613
	Bata India, Ltd. (Textiles, apparel & luxury goods)	14,278	201
	Bayer CropScience, Ltd. (Chemicals)	24,473	574
	Berger Paints India, Ltd. (Chemicals)	171,755	663
	Colgate-Palmolive India, Ltd. (Personal products)	10,410	238
	Eicher Motors, Ltd. (Machinery)	9,672	533
	Emami, Ltd. (Personal products)	86,931	702
	Glenmark Pharmaceuticals, Ltd. (Pharmaceuticals)	74,634	689
	Gruh Finance, Ltd. (Thrifts & mortgage finance)	148,808	573
	Havells India, Ltd. (Electrical equipment) .	42,292	523
	IndusInd Bank, Ltd. (Commercial banks)	136,138	1,071
	Ipca Laboratories, Ltd. (Pharmaceuticals)	97,345	1,073
	Marico, Ltd. (Personal products)	116,461	407
	Motherson Sumi Systems, Ltd. (Auto components)	149,233	498
	Page Industries, Ltd. (Textiles, apparel & luxury goods)	9,114	628
	Pidilite Industries, Ltd. (Chemicals)	179,947	809
	Yes Bank, Ltd. (Commercial banks)	97,845	759
			11,040

	Issuer	Shares	Value

	Common Stocks—(continued)

	Emerging Asia—(continued)

	Indonesia—3.9%
	PT Ace Hardware Indonesia Tbk (Specialty retail)	7,033,000	$524
	PT Alam Sutera Realty Tbk (Real estate management & development)	4,404,500	333
	PT Ciputra Development Tbk (Real estate management & development)	3,079,000	419
	PT Mitra Adiperkasa Tbk (Multiline retail)	757,500	534
	PT Pakuwon Jati Tbk (Real estate management & development)	24,503,000	852
	PT Sumber Alfaria Trijaya Tbk (Food & staples retailing)	496,000	337
*	PT Tower Bersama Infrastructure Tbk (Wireless telecommunication services)	456,000	239
			3,238

	Malaysia—5.6%
	Aeon Co. M Bhd (Multiline retail)	179,500	841
	Aeon Credit Service M Bhd (Consumer finance)	191,400	1,043
	Dayang Enterprise Holdings Bhd (Energy equipment & services)	394,300	612
	Guinness Anchor Bhd (Beverages)	105,200	635
	Hartalega Holdings Bhd (Health care equipment & supplies)	230,100	466
	Oldtown Bhd (Food products)	1,021,900	889
	Silverlake Axis, Ltd. (Software)	140,000	82
			4,568

	Philippines—4.0%
	Alliance Global Group, Inc. (Industrial conglomerates)	1,441,100	781
*	East West Banking Corporation (Commercial banks)	638,000	441
	Puregold Price Club, Inc. (Food & staples retailing)	1,279,900	1,075
	Security Bank Corporation (Commercial banks)	93,630	328
	Universal Robina Corporation (Food products)	234,140	677
			3,302

	South Korea—5.6%
*	Cheil Worldwide, Inc. (Media)	8,010	173
	GS Home Shopping, Inc. (Internet & catalog retail)	6,397	1,325
	Hana Tour Service, Inc. (Hotels, restaurants & leisure)	12,637	796
	Kolao Holdings (Automobiles)	26,298	678
	Medy-Tox, Inc. (Biotechnology)	3,448	303
	Paradise Co., Ltd. (Hotels, restaurants & leisure)	67,020	1,358
			4,633

	Sri Lanka—1.4%
	Commercial Bank of Ceylon plc (Commercial banks)	661,457	589

See accompanying Notes to Financial Statements.

June 30, 2013	William Blair Funds	75

Emerging Markets Small Cap Growth Fund

Portfolio of Investments, June 30, 2013 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks—(continued)

Emerging Asia—(continued)

Sri Lanka—(continued)
John Keells Holdings plc (Industrial conglomerates)	288,842	$558
		1,147

Taiwan—7.8%
Chipbond Technology Corporation (Semiconductors & semiconductor equipment)	63,000	154
Eclat Textile Co., Ltd. (Textiles, apparel & luxury goods)	115,000	850
Ginko International Co., Ltd. (Health care equipment & supplies)	49,000	827
Makalot Industrial Co., Ltd. (Textiles, apparel & luxury goods)	204,000	973
Merida Industry Co., Ltd. (Leisure equipment & products)	185,000	1,099
Novatek Microelectronics Corporation (Semiconductors & semiconductor equipment)	249,000	1,209
St Shine Optical Co., Ltd. (Health care equipment & supplies)	48,000	1,248
		6,360

Thailand—5.7%
Bangkok Chain Hospital PCL (Health care providers & services)	2,076,375	526
Dynasty Ceramic PCL (Building products)	308,600	634
Home Product Center PCL (Specialty retail)	717,513	266
Kiatnakin Bank PCL (Commercial banks)	179,300	306
LPN Development PCL (Real estate management & development)	432,200	336
Major Cineplex Group PCL (Media)	844,700	572
Minor International PCL (Hotels, restaurants & leisure)	745,310	596
Robinson Department Store PCL (Multiline retail)	201,600	397
Siam Global House PCL (Specialty retail)	444,400	334
Thai Tap Water Supply PCL (Water utilities)	885,200	288
Tisco Financial Group PCL (Commercial banks)	315,450	417
		4,672

Emerging Europe, Mid—East, Africa—19.3%

Kenya—3.2%
East African Breweries, Ltd. (Beverages)	117,700	466
Equity Bank, Ltd. (Commercial banks)	1,066,200	388
Kenya Commercial Bank, Ltd. (Commercial banks)	894,600	386
Safaricom, Ltd. (Wireless telecommunication services)	17,886,000	1,376
		2,616

Nigeria—2.6%
Access Bank plc (Commercial banks)	6,022,024	404
Guaranty Trust Bank plc (Commercial banks)	5,382,745	805

	Issuer	Shares	Value

	Common Stocks—(continued)

	Emerging Europe, Mid-East, Africa—(continued)

	Nigeria—(continued)
	Nestle Nigeria plc (Food products)	160,382	$957
			2,166

	Poland—3.5%
*	Alior Bank S.A. (Commercial banks)	26,677	718
	Eurocash S.A. (Food & staples retailing)	52,543	928
	LPP S.A. (Textiles, apparel & luxury goods)	605	1,193
			2,839

	Russia—0.3%
	MD Medical Group Investments plc-144A-GDR (Health care providers & services)	15,831	230

	South Africa—4.5%
	Coronation Fund Managers, Ltd. (Capital markets)	199,521	1,267
	Discovery, Ltd. (Insurance)	49,210	418
	Famous Brands, Ltd. (Hotels, restaurants & leisure)	94,956	912
	Life Healthcare Group Holdings, Ltd. (Health care providers & services)	71,255	270
	Oceana Group, Ltd. (Food products)	101,506	865
			3,732

	Turkey—4.7%
	Anadolu Hayat Emeklilik A.S. (Insurance)	179,274	396
	Bizim Toptan Satis Magazalari A.S. (Food & staples retailing)	62,724	1,021
	Dogus Otomotiv Servis ve Ticaret A.S. (Distributors)	60,229	306
*	Pegasus Hava Tasimaciligi A.S. (Airlines)	56,786	674
	Tofas Turk Otomobil Fabrikasi A.S. (Automobiles)	154,179	963
	Turkiye Sinai Kalkinma Bankasi A.S. (Commercial banks)	492,339	488
			3,848

	United Arab Emirates—0.5%
	NMC Health plc (Health care providers & services)	94,279	387

	Emerging Latin America—14.6%

	Brazil—5.1%
	Arezzo Industria e Comercio S.A. (Textiles, apparel & luxury goods)	16,000	243
	Iguatemi Empresa de Shopping Centers S.A. (Real estate management & development)	24,300	239
	International Meal Co. Holdings S.A. (Hotels, restaurants & leisure)	73,000	697
	Kroton Educacional S.A. (Diversified consumer services)	97,020	1,344
	Linx S.A. (Software)	35,500	573
	Lojas Renner S.A. (Multiline retail)	2,150	62
	Mills Estruturas e Servicos de Engenharia S.A. (Trading companies & distributors)	75,686	1,025
			4,183

See accompanying Notes to Financial Statements.

76	Semi-Annual Report	June 30, 2013

Emerging Markets Small Cap Growth Fund

Portfolio of Investments, June 30, 2013 (all dollar amounts in thousands) (unaudited)

	Issuer	Shares	Value

	Common Stocks—(continued)

	Emerging Latin America—(continuied)

	Chile—2.1%
	Forus S.A. (Textiles, apparel & luxury goods)	45,499	$259
	Inversiones La Construccion S.A. (Diversified financial services)	28,448	436
	Parque Arauco S.A. (Real estate management & development)	178,536	390
	Sonda S.A. (IT services)	204,237	595
			1,680

	Mexico—5.2%
	Alsea S.A.B. de C.V. (Hotels, restaurants & leisure)	148,055	351
	Banregio Grupo Financiero S.A.B. de C.V. (Commercial banks)	117,438	620
	Concentradora Fibra Hotelera Mexicana S.A. de C.V. (Real estate investment trusts (REITs))	268,406	536
	Fibra Uno Administracion S.A. de C.V. (Real estate investment trusts (REITs))	199,700	671
*	Macquarie Mexico Real Estate Management S.A. de C.V.-144A (Real estate investment trusts (REITs))	584,095	1,262
	TF Administradora Industrial S de RL de C.V. (Real estate investment trusts (REITs))	401,756	837
			4,277

	Panama—0.6%
	Copa Holdings S.A. (Airlines)†	3,893	510

	Peru—1.6%
	Alicorp S.A. (Food products)	199,423	670
	Grana y Montero S.A. (Construction & engineering)	164,658	652
			1,322

	Total Common Stocks—96.9% (cost $77,009)		79,447

	Preferred Stock

	Brazil—0.3%
	Marcopolo S.A. (Machinery)	40,400	231

	Total Preferred Stock—0.3% (cost $247)		231

Issuer	Principal Amount	Value

Repurchase Agreement
Fixed Income Clearing Corporation, 0.010% dated 6/28/13, due 7/1/13, repurchase price $1,563, collateralized by U.S. Treasury Note, 0.750%, due 10/31/17	$1,563	$1,563

Total Repurchase Agreement—1.9% (cost $1,563)		1,563

Total Investments—99.1% (cost $78,819)		81,241
Cash and other assets, less liabilities—0.9%		738
Net assets—100.0%		$81,979

ADR = American Depository Receipt

GDR = Global Depository Receipt

* Non-income producing securities

† = U.S. listed foreign security

See accompanying Notes to Financial Statements.

June 30, 2013	William Blair Funds	77

Emerging Markets Small Cap Growth Fund

Portfolio of Investments, June 30, 2013 (all dollar amounts in thousands) (unaudited)

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund may use an independent pricing service to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

At June 30, 2013, the Fund’s Portfolio of Investments includes the following industry categories:

Consumer Discretionary	27.3%
Financials	23.3%
Consumer Staples	15.3%
Industrials	11.7%
Health Care	10.0%
Information Technology	5.6%
Materials	3.0%
Telecommunication Services	2.0%
Energy	1.4%
Utilities	0.4%
Total	100.0%

At June 30, 2013, the Fund’s Portfolio of Investments includes the following currency categories:

Hong Kong Dollar	14.8%
Indian Rupee	13.8%
New Taiwan Dollar	8.0%
Thai Baht	5.9%
South Korean Won	5.8%
Malaysian Ringgit	5.6%
Brazilian Real	5.5%
Mexican Peso	5.4%
Turkish Lira	4.8%
South African Rand	4.7%
Philippine Peso	4.1%
Indonesian Rupiah	4.1%
Kenyan Shilling	3.3%
Nigerian Naira	2.7%
Euro	2.7%
Chilean Peso	2.1%
U.S. Dollar	2.1%
Peruvian Nouveau Sol	1.7%
Sri Lanka Rupee	1.4%
All Other Currencies	1.5%
Total	100.0%

See accompanying Notes to Financial Statements.

78	Semi-Annual Report	June 30, 2013

LARGE CAP VALUE FUND

The Large Cap Value Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGER

David F. Hone

The William Blair Large Cap Value Fund (Class N shares) posted a 15.08% increase, net of fees, for the six months ended June 30, 2013. By comparison, the Fund’s benchmark index, the Russell 1000® Value Index (the “Index”), increased 15.90%.

Market Review

The market’s strong performance during the first five months of the year was fueled by positive economic data. More specifically, improvements in housing and employment data helped instill confidence that the recovery in the market was self-sustaining. The tide seemed to turn in mid-June as questions about Federal Reserve Chairman Ben Bernanke’s tenure and possible successors injected uncertainty into the market. The Federal Reserve’s plans of “tapering” quantitative easing (i.e., the slowing of its bond buying program) added to the markets concerns regarding sustainable growth domestically and contributed to a spike in bond yields. Within the next week, stocks around the world sold off over 4.5% before finding some footing and reversing course to close out the quarter. Adding to the questions about tapering and who will succeed Chairman Bernanke, investors were also concerned with a slowdown in emerging markets, China in particular, and the implications a slowdown may have on global and domestic growth.

Portfolio Results

The Fund’s slightly positive contribution from stock selection was more than offset by a negative allocation effect in the first half of the year. The largest detractors from performance came from poor stock selection within Information Technology and Health Care; the top two performing sectors in the market. Positive stock selection within Energy and Financials were not able to offset the negative performance from these two sectors. Given the strong market performance year-to-date, the Fund’s cash position was a drag on performance. From a style perspective, growth factors were in favor. All companies have a growth rate associated with them, even value stocks. Because the Fund tends to have an overweight to higher growth companies and an underweight to slower growth companies, this was a nice tailwind for the Fund and contributed to relative performance. Looking specifically at stock selection, VeriFone Systems, American Tower Corp., and Freeport McMoRan Cooper & Gold were the largest detractors from relative performance. Offsetting the underperformance were investments in Hewlett-Packard, Lincoln National Corp., and Boeing.

Outlook

Despite currently being overshadowed by the other political and legislative agendas, the fiscal debate in Washington D.C. regarding the debt ceiling and potential spending cuts could be headwinds to growth as we move into the second half of 2013. Even in the face of these headwinds, we believe the domestic economy will continue to grind ahead in a slow growth environment. Domestically, we may benefit in the face of strong or weak economic data: strong economic data is good and should help move the markets higher, whereas weaker data may delay tapering of quantitative easing, resulting in support for the markets. Corporate performance remains solid and U.S. stocks have been a relative safe haven versus more interest rate-sensitive asset classes, commodities, and stocks outside the U.S. Broadly speaking, the U.S. housing market remains a tailwind for U.S. employment and GDP as well.

For the Fund, we continue to find attractive opportunities on a valuation basis across most sectors. As always, our focus remains on fundamental analysis to identify quality companies that are temporarily out of favor with investors but have prospects for longer-term growth reacceleration. Over time, we believe investors can benefit from attractive value creation as these companies return toward historical growth trends and investor sentiment improves.

June 30, 2013	William Blair Funds	79

Large Cap Value Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 6/30/2013
	Year to Date	1 Year	Since Inception(a)
Class N	15.08%	23.28%	19.12%
Class I	15.15	23.51	19.38
Russell 1000® Value Index	15.90	25.32	21.30

(a)	For the period from October 24, 2011 (Commencement of Operations) to June 30, 2013.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 1000® Value Index consists of large capitalization companies with above average price-to-book ratios and forecasted growth rates.

This report identifies the Fund’s investments on June 30, 2013. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

80	Semi-Annual Report	June 30, 2013

Large Cap Value Fund

Portfolio of Investments, June 30, 2013 (all dollar amounts in thousands) (unaudited)

	Issuer	Shares	Value

	Common Stocks

	Financials—26.3%
*	American International Group, Inc.	1,559	$70
	American Tower Corporation	833	61
	Bank of America Corporation	5,313	68
*	CBRE Group, Inc. Class “A”	1,334	31
	Citigroup, Inc.	1,840	88
	CNA Financial Corporation	740	24
	Discover Financial Services	952	45
	JPMorgan Chase & Co.	2,157	114
	Lazard, Ltd. Class “A”†	1,444	46
	Lincoln National Corporation	1,777	65
	Morgan Stanley	2,626	64
	Regions Financial Corporation	4,605	44
	State Street Corporation	857	56
	SunTrust Banks, Inc.	1,666	53
	The Allstate Corporation	887	43
	The Goldman Sachs Group, Inc.	101	15
	Wells Fargo & Co.	2,008	83
	Zions Bancorporation	1,862	54
			1,024

	Energy—13.7%
	Anadarko Petroleum Corporation	471	41
	Apache Corporation	430	36
	Baker Hughes, Inc.	1,032	48
	Chevron Corporation	754	89
	Devon Energy Corporation	1,042	54
	Exxon Mobil Corporation	1,376	124
	Hess Corporation	627	42
	Occidental Petroleum Corporation	740	66
*	Southwestern Energy Co.	877	32
			532

	Health Care—12.2%
	Baxter International, Inc.	618	43
*	Boston Scientific Corporation	2,100	19
	Cardinal Health, Inc.	1,133	54
*	Express Scripts Holding Co.	758	47
	Merck & Co., Inc.	1,802	84
	Pfizer, Inc.	3,547	99
	UnitedHealth Group, Inc.	1,181	77
	Zimmer Holdings, Inc.	684	51
			474

	Information Technology—10.0%
*	Adobe Systems, Inc.	1,045	48
	Broadcom Corporation Class “A”	880	30
	Corning, Inc.	3,828	54
	Hewlett-Packard Co.	2,948	73
	Intel Corporation	2,491	60
	Microsoft Corporation	1,033	36
*	NetApp, Inc.	949	36
	Symantec Corporation	1,476	33
*	VeriFone Systems, Inc.	1,160	19
			389

	Issuer	Shares	Value

	Common Stocks—(continued)

	Industrials—9.4%
	General Electric Co.	4,520	$105
	Honeywell International, Inc.	215	17
	Kansas City Southern	442	47
	SPX Corporation	464	33
	Textron, Inc.	2,010	52
	The ADT Corporation	775	31
	The Boeing Co.	497	51
	Union Pacific Corporation	195	30
			366

	Consumer Discretionary—8.1%
*	Big Lots, Inc.	1,103	35
	Brunswick Corporation	1,071	34
	Coach, Inc.	472	27
*	General Motors Co.	1,436	48
	Kohl’s Corporation	735	37
	Lear Corporation	609	37
*	MGM Resorts International	1,257	18
	The Walt Disney Co.	596	38
	Time Warner Cable, Inc.	383	43
			317

	Consumer Staples—6.3%
	General Mills, Inc.	997	49
	Kimberly-Clark Corporation	248	24
	Philip Morris International, Inc.	533	46
	The Procter & Gamble Co.	974	75
	Walgreen Co.	1,131	50
			244

	Utilities—4.5%
	CMS Energy Corporation	2,096	57
	NextEra Energy, Inc.	819	67
	Wisconsin Energy Corporation	1,270	52
			176

	Materials—3.9%
	Alcoa, Inc.	3,029	24
	Cliffs Natural Resources, Inc.	427	7
	Freeport-McMoRan Copper & Gold, Inc.	1,241	34
*	Owens-Illinois, Inc.	1,794	50
	Rockwood Holdings, Inc.	570	36
			151

	Telecommunication Services—3.1%
	AT&T, Inc.	2,095	74
	CenturyLink, Inc.	1,337	47
			121

	Total Common Stocks—97.5% (cost $3,361)		3,794

See accompanying Notes to Financial Statements.

June 30, 2013	William Blair Funds	81

Large Cap Value Fund

Portfolio of Investments, June 30, 2013 (all dollar amounts in thousands) (unaudited)

Issuer	Principal Amount	Value

Repurchase Agreement
Fixed Income Clearing Corporation, 0.010% dated 6/28/13, due 7/1/13, repurchase price $115, collateralized by U.S. Treasury Note, 0.750%, due 10/31/17	$115	$115

Total Repurchase Agreement—3.0% (cost $115)		115

Total Investments—100.5% (cost $3,476)		3,909
Liabilities, plus cash and other assets—(0.5)%		(19)
Net assets—100.0%		$3,890

* Non-income producing securities

† = U.S. listed foreign security

See accompanying Notes to Financial Statements.

82	Semi-Annual Report	June 30, 2013

MID CAP VALUE FUND

The Mid Cap Value Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Chad M. Kilmer Mark T. Leslie David S. Mitchell

The William Blair Mid Cap Value Fund (Class N shares) posted a 15.28% increase, net of fees, for the six months ended June 30, 2013. By comparison, the Fund’s benchmark index, the Russell Midcap® Value Index (the “Index”), increased 16.10%.

Market Review

The market’s strong performance during the first five months of the year was fueled by positive economic data. More specifically, improvements in housing and employment data helped instill confidence that the recovery in the market was self-sustaining. The tide seemed to turn mid-June as questions about Federal Reserve Chairman Ben Bernanke’s tenure and possible successors injected uncertainty into the market. The Federal Reserve’s plans of “tapering” quantitative easing (i.e., the slowing of its bond buying program) added to the market’s concerns regarding sustainable growth domestically and contributed to a spike in bond yields. Within the next week, stocks around the world sold off over 4.5% before finding some footing and reversing course to close out the quarter. Adding to the questions about tapering and who will succeed Chairman Bernanke, investors were also concerned with a slowdown in emerging markets, China in particular, and the implications a slowdown may have on global and domestic growth.

Portfolio Results

The Fund narrowly trailed its benchmark in the first half 2013 due to stock selection. Detracting from performance was selection within Information Technology, Industrials, and Health Care. The sector that contributed most to relative returns was Energy, which was one of the worst performing sectors in the first half of the year. The lack of exposure to Coal and Consumables contributed almost one-third of the positive relative performance within Energy. From a style perspective, growth factors were in favor. All companies have a growth rate associated with them, even value stocks. Because the Fund tends to have an overweight to higher growth companies and an underweight to slower growth companies, this was a nice tailwind for the Fund and contributed to relative performance. Looking specifically at stock selection, Joy Global, American Campus Communities, and Carpenter Technology Corp. were the largest detractors from relative performance. Partially offsetting the underperformance were investments in H&R Block, Pioneer Natural Resources, and The Hartford Services Group.

Outlook

Despite currently being overshadowed by the other political and legislative agendas, the fiscal debate in Washington D.C. regarding the debt ceiling and potential spending cuts could be headwinds to growth as we move into the second half of 2013. Even in the face of these headwinds, we believe the domestic economy will continue to grind ahead in a slow growth environment. Domestically, we may benefit in the face of strong or weak economic data: strong economic data is good and should help move the markets higher, whereas weaker data may delay tapering of quantitative easing, resulting in support for the markets. Corporate performance remains solid and U.S. stocks have been a relative safe haven versus more interest rate-sensitive asset classes, commodities, and stocks outside the U.S. Broadly speaking, the U.S. housing market remains a tailwind for U.S. employment and GDP as well.

In the end, while we are cognizant of various economic scenarios and incorporate these into our stock picking, we focus our time on constructing the portfolio from a bottom-up perspective. As always, we remain focused on finding quality companies at discount prices and corporate transformation opportunities, and we continue to find good ideas across sectors. We believe building a fund with these types of companies should produce solid investment results over the long term.

June 30, 2013	William Blair Funds	83

Mid Cap Value Fund

Performance Highlights (Unaudited)

’

Average Annual Total Return at 6/30/2013

	Year to Date	1 Year	3 Year	Since Inception(a)
Class N	15.28%	25.04%	17.65%	11.54%
Class I	15.45	25.37	17.89	11.80
Russell Midcap® Value Index	16.10	27.65	19.53	12.57

(a)	For the period from May 3, 2010 (Commencement of Operations) to June 30, 2013.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller and medium capitalization companies involves special risks, including higher volatility and lower liquidity. Medium Capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell Midcap® Value Index consists of midcap-capitalization companies with below average price-to-book ratios and forecasted growth rates.

This report identifies the Fund’s investments on June 30, 2013. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

84	Semi-Annual Report	June 30, 2013

Mid Cap Value Fund

Portfolio of Investments, June 30, 2013 (all dollar amounts in thousands) (unaudited)

	Issuer	Shares	Value

	Common Stocks

	Financials—31.7%
	Allied World Assurance Co. Holdings, Ltd.†	485	$44
	American Campus Communities, Inc.	1,285	52
	Ameriprise Financial, Inc.	840	68
*	CIT Group, Inc.	1,265	59
	Comerica, Inc.	1,275	51
	DDR Corporation	2,515	42
	Digital Realty Trust, Inc.	590	36
	East West Bancorp, Inc.	1,705	47
	Essex Property Trust, Inc.	265	42
	Fifth Third Bancorp	2,990	54
	First Horizon National Corporation	3,895	44
*	Forest City Enterprises, Inc.	2,480	44
	General Growth Properties, Inc.	2,100	42
*	Genworth Financial, Inc.	3,988	45
	Hartford Financial Services Group, Inc.	2,640	82
	Host Hotels & Resorts, Inc.	2,795	47
	Marsh & McLennan Cos., Inc.	1,650	66
	People’s United Financial, Inc.	2,960	44
	Post Properties, Inc.	645	32
	SL Green Realty Corporation	715	63
	SunTrust Banks, Inc.	2,050	65
	Taubman Centers, Inc.	555	42
	The Hanover Insurance Group, Inc.	1,080	53
	Validus Holdings, Ltd.†	1,530	55
	Ventas, Inc.	920	64
	Zions Bancorporation	1,140	33
			1,316

	Industrials—11.6%
	Dover Corporation	800	62
	Eaton Corporation plc†	650	43
	EMCOR Group, Inc.	1,035	42
	Generac Holdings, Inc.	735	27
	Hubbell, Inc.	655	65
	Pall Corporation	925	61
	Pentair, Ltd.†	1,090	63
	Rockwell Collins, Inc.	865	55
	Towers Watson & Co.	775	64
			482

	Information Technology—11.0%
*	Atmel Corporation	5,975	44
*	Cadence Design Systems, Inc.	3,735	54
	Genpact, Ltd.†	2,345	45
*	Juniper Networks, Inc.	2,255	43
	Linear Technology Corporation	1,195	44
*	ON Semiconductor Corporation	4,185	34
*	PTC, Inc.	1,835	45
	TE Connectivity, Ltd.†	1,705	78
	Xerox Corporation	7,800	71
			458

	Consumer Discretionary—10.2%
	Autoliv, Inc.	475	37
*	Bed Bath & Beyond, Inc.	755	53
	DISH Network Corporation	1,235	52
	H&R Block, Inc.	1,435	40

	Issuer	Shares	Value

	Common Stocks—(continued)

	Consumer Discretionary—(continued)
	Kohl’s Corporation	1,355	$68
	Macy’s, Inc.	1,180	57
	Newell Rubbermaid, Inc.	2,350	62
	VF Corporation	290	56
			425

	Utilities—10.2%
	American Water Works Co., Inc.	1,440	59
	CMS Energy Corporation	1,750	48
	DTE Energy Co.	880	59
	Northeast Utilities	1,465	62
	Pinnacle West Capital Corporation	580	32
	Sempra Energy	760	62
	Southwest Gas Corporation	880	41
	Xcel Energy, Inc.	2,095	59
			422

	Energy—7.5%
*	Cameron International Corporation	670	41
	Noble Energy, Inc.	870	52
	Pioneer Natural Resources Co.	460	67
*	Rowan Cos. plc†	1,420	48
*	Superior Energy Services, Inc.	1,575	41
*	Whiting Petroleum Corporation	1,375	63
			312

	Health Care—7.4%
*	CareFusion Corporation	1,695	62
	CIGNA Corporation	1,230	89
*	Laboratory Corporation of America Holdings	465	47
*	Mettler-Toledo International, Inc.	257	52
	Zimmer Holdings, Inc.	780	58
			308

	Consumer Staples—4.7%
	ConAgra Foods, Inc.	2,155	75
	Ingredion, Inc.	915	60
	The Kroger Co.	1,775	62
			197

	Materials—4.5%
	Airgas, Inc.	425	41
	Carpenter Technology Corporation	1,005	45
	FMC Corporation	945	58
	Steel Dynamics, Inc.	3,025	45
			189

	Total Common Stocks—98.8% (cost $3,299)		4,109

	Total Investments—98.8% (cost $3,299)		4,109
	Cash and other assets, less liabilities—1.2%		48
	Net assets—100.0%		$4,157

† = U.S. listed foreign security

* Non-income producing securities

See accompanying Notes to Financial Statements.

June 30, 2013	William Blair Funds	85

SMALL-MID CAP VALUE FUND

The Small-Mid Cap Value Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Chad M. Kilmer Mark T. Leslie David S. Mitchell

The William Blair Small-Mid Cap Value Fund (Class N shares) posted a 16.74% increase, net of fees, for the six months ended June 30, 2013. By comparison, the Fund’s benchmark index, the Russell 2500TM Value Index (the “Index”), increased 15.10%.

Market Review

The market’s strong performance during the first five months of the year was fueled by positive economic data. More specifically, improvements in housing and employment data helped instill confidence that the recovery in the market was self-sustaining. The tide seemed to turn mid-June as questions about Federal Reserve Chairman Ben Bernanke’s tenure and possible successors injected uncertainty into the market. The Federal Reserve’s plans of “tapering” quantitative easing (i.e., the slowing of its bond buying program) added to the market’s concerns regarding sustainable growth domestically and contributed to a spike in bond yields. Within the next week, stocks around the world sold off over 4.5% before finding some footing and reversing course to close out the quarter. Adding to the questions about tapering and who will succeed Chairman Bernanke, investors were also concerned with a slowdown in emerging markets, China in particular, and the implications a slowdown may have on global and domestic growth.

Portfolio Results

The Fund’s first half 2013 outperformance relative to the Index was driven by positive stock selection in most sectors of the market. The Fund’s biggest contribution to relative performance came from Financials. This more than offset stock selection within Industrials and Consumer Staples, which detracted from relative performance. The Fund also benefitted from positive relative performance in Energy and Consumer Discretionary. From a style perspective, growth factors were in favor. All companies have a growth rate associated with them, even value stocks. Because the Fund tends to have an overweight to higher growth companies and an underweight to slower growth companies, this was a nice tailwind for the Fund and contributed to relative performance. Looking specifically at stock selection, ESCO Technologies, Joy Global, and Quanex Building Products were the largest detractors from relative performance. More than offsetting the underperformance were investments in Krispy Kreme Doughnuts, WMS Industries, and National Financial Partners.

Outlook

Despite currently being overshadowed by the other political and legislative agendas, the fiscal debate in Washington D.C. regarding the debt ceiling and potential spending cuts could be headwinds to growth as we move into the second half of 2013. Even in the face of these headwinds, we believe the domestic economy will continue to grind ahead in a slow growth environment. Domestically, we may benefit in the face of strong or weak economic data: strong economic data is good and should help move the markets higher, whereas weaker data may delay tapering of quantitative easing, resulting in support for the markets. Corporate performance remains solid and U.S. stocks have been a relative safe haven versus more interest rate-sensitive asset classes, commodities, and stocks outside the U.S. Broadly speaking, the U.S. housing market remains a tailwind for U.S. employment and GDP as well.

In the end, while we are cognizant of various economic scenarios and incorporate these into our stock picking, we focus our time on constructing the portfolio from a bottom-up perspective. As always, we remain focused on finding quality companies at discount prices and corporate transformation opportunities, and we continue to find good ideas across sectors. We believe building a fund with these types of companies should produce solid investment results over the long term.

86	Semi-Annual Report	June 30, 2013

Small-Mid Cap Value Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 6/30/2013
	Year to Date	1 Year	Since Inception(a)
Class N	16.74%	24.95%	22.40%
Class I	16.92	25.33	22.70
Russell 2500TM Value Index	15.10	26.88	26.09

(a)	For the period from December 15, 2011 (Commencement of Operations) to June 30, 2013.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller and medium capitalization companies involves special risks, including higher volatility and lower liquidity. Smaller and medium capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Russell 2500TM Value Index consists of midcap-capitalization companies with below average price-to-book ratios and forecasted growth rates.

This report identifies the Fund’s investments on June 30, 2013. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

June 30, 2013	William Blair Funds	87

Small-Mid Cap Value Fund

Portfolio of Investments, June 30, 2013 (all dollar amounts in thousands) (unaudited)

	Issuer	Shares	Value

	Common Stocks

	Financials—31.0%
	Acadia Realty Trust	865	$21
	Allied World Assurance Co. Holdings AG†	225	21
	American Assets Trust, Inc.	935	29
	American Campus Communities, Inc.	705	29
	Bank of the Ozarks, Inc.	600	26
	Banner Corporation	655	22
*	CIT Group, Inc.	370	17
	CNO Financial Group, Inc.	1,970	26
	Comerica, Inc.	820	33
	Coresite Realty Corporation	351	11
	East West Bancorp, Inc.	755	21
	EastGroup Properties, Inc.	470	26
	Essex Property Trust, Inc.	180	29
	First Horizon National Corporation	2,500	28
*	Forest City Enterprises, Inc.	1,310	23
*	Genworth Financial, Inc.	2,908	33
	Hartford Financial Services Group, Inc.	1,220	38
	Highwoods Properties, Inc.	610	22
	LaSalle Hotel Properties	815	20
	Old National Bancorp	1,390	19
	PacWest Bancorp	909	28
	Pebblebrook Hotel Trust	818	21
	People’s United Financial, Inc.	1,890	28
	Post Properties, Inc.	440	22
	ProAssurance Corporation	514	27
	Prosperity Bancshares, Inc.	540	28
	Radian Group, Inc.	2,005	23
	Selective Insurance Group, Inc.	985	23
	SL Green Realty Corporation	355	31
	Susquehanna Bancshares, Inc.	1,935	25
	Taubman Centers, Inc.	280	21
	The Hanover Insurance Group, Inc.	500	24
	Validus Holdings, Ltd.†	840	30
*	Western Alliance Bancorp	980	16
	Zions Bancorporation	1,085	31
			872

	Industrials—14.8%
	Actuant Corporation	1,002	33
	Belden, Inc.	505	25
	CIRCOR International, Inc.	565	29
	EMCOR Group, Inc.	885	36
*	FTI Consulting, Inc.	805	26
	G&K Services, Inc.	720	34
	Generac Holdings, Inc.	505	19
	Hubbell, Inc. Class “B”	320	32
	Interface, Inc.	1,261	21
*	Moog, Inc.	665	34
	Pall Corporation	495	33
	Simpson Manufacturing Co., Inc.	980	29
	Towers Watson & Co.	405	33
	Werner Enterprises, Inc.	1,270	31
			415

	Issuer	Shares	Value

	Common Stocks—(continued)

	Consumer Discretionary—13.4%
	Autoliv, Inc.	330	$26
*	Big Lots, Inc.	828	26
	Dana Holding Corporation	970	19
*	Genesco, Inc.	310	21
	H&R Block, Inc.	740	21
*	Krispy Kreme Doughnuts, Inc.	2,530	44
*	Life Time Fitness, Inc.	665	33
	Meredith Corporation	575	27
	Newell Rubbermaid, Inc.	1,080	28
	Pier 1 Imports, Inc.	1,085	26
	Regis Corporation	1,125	18
*	The Children’s Place Retail Stores, Inc.	450	25
	The Men’s Wearhouse, Inc.	755	29
*	The PEP Boys-Manny, Moe & Jack	1,510	17
	Vail Resorts, Inc.	295	18
			378

	Information Technology—11.1%
*	Acxiom Corporation	1,500	34
	ADTRAN, Inc.	1,113	27
*	Atmel Corporation	3,995	29
*	Cadence Design Systems, Inc.	2,520	37
	Earthlink, Inc.	4,710	29
	Genpact, Ltd.†	1,480	29
*	Integrated Device Technology, Inc.	4,490	36
	j2 Global, Inc.	570	24
	Monolithic Power Systems, Inc.	858	21
*	ON Semiconductor Corporation	2,650	21
*	PTC, Inc.	1,010	25
			312

	Utilities—8.0%
	ALLETE, Inc.	525	26
	American Water Works Co., Inc.	790	33
	Cleco Corporation	540	25
	CMS Energy Corporation	930	25
	Pinnacle West Capital Corporation	340	19
	PNM Resources, Inc.	1,170	26
	Southwest Gas Corporation	625	29
	UIL Holdings Corporation	365	14
	WGL Holdings, Inc.	645	28
			225

	Energy—7.1%
*	Bonanza Creek Energy, Inc.	465	16
	Gulfmark Offshore, Inc.	535	24
*	Gulfport Energy Corporation	362	17
*	Helix Energy Solutions Group, Inc.	930	21
*	Oasis Petroleum, Inc.	435	17
*	Rosetta Resources, Inc.	370	16
*	Rowan Cos. plc†	710	24
*	Superior Energy Services, Inc.	795	21
*	TETRA Technologies, Inc.	2,535	26
*	Whiting Petroleum Corporation	410	19
			201

See accompanying Notes to Financial Statements.

88	Semi-Annual Report	June 30, 2013

Small-Mid Cap Value Fund

Portfolio of Investments, June 30, 2013 (all dollar amounts in thousands) (unaudited)

	Issuer	Shares	Value

	Common Stocks—(continued)

	Materials—6.5%
	Airgas, Inc.	200	$19
	Carpenter Technology Corporation	370	17
	FMC Corporation	430	26
	Minerals Technologies, Inc.	525	22
	PolyOne Corporation	1,210	30
*	RTI International Metals, Inc.	695	19
	Sensient Technologies Corporation	420	17
	Silgan Holdings, Inc.	299	14
	Steel Dynamics, Inc.	1,245	19
			183

	Health Care—5.8%
*	CareFusion Corporation	845	31
	CONMED Corporation	425	13
*	Greatbatch, Inc.	535	18
*	HealthSouth Corporation	875	25
*	Magellan Health Services, Inc.	295	17
*	Mednax, Inc.	365	33
*	Mettler-Toledo International, Inc.	130	26
			163

	Consumer Staples—2.2%
	Ingredion, Inc.	540	35
	J&J Snack Foods Corporation	260	20
	Spartan Stores, Inc.	295	6
			61

	Total Common Stocks—99.9% (cost $2,314)		2,810

Issuer	Principal Amount	Value

Repurchase Agreement

State Street Bank and Trust Company, 0.010% dated 6/28/13, due 7/1/13, repurchase price $35, collateralized by FHLMC, 2.070% due 11/07/2022	$35	$35

Total Repurchase Agreement—1.2% (cost $35)		35

Total Investments—101.1% (cost $2,349)		2,845
Liabilities, plus cash and other assets—(1.1)%		(32)
Net assets—100.0%		$2,813

† = U.S. listed foreign security

* Non-income producing securities

See accompanying Notes to Financial Statements.

June 30, 2013	William Blair Funds	89

SMALL CAP VALUE FUND

The Small Cap Value Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Chad M. Kilmer Mark T. Leslie David S. Mitchell

The William Blair Small Cap Value Fund (Class N shares) posted a 17.58% increase, net of fees, for the six months ended June 30, 2013. By comparison, the Fund’s benchmark index, the Russell 2000® Value Index (the “Index”), increased 14.39%.

Market Review

The market’s strong performance during the first five months of the year was fueled by positive economic data. More specifically, improvements in housing and employment data helped instill confidence that the recovery in the market was self-sustaining. The tide seemed to turn mid-June as questions about Federal Reserve Chairman Ben Bernanke’s tenure and possible successors injected uncertainty into the market. The Federal Reserve’s plans of “tapering” quantitative easing (i.e., the slowing of its bond buying program) added to the market’s concerns regarding sustainable growth domestically and contributed to a spike in bond yields. Within the next week, stocks around the world sold off over 4.5% before finding some footing and reversing course to close out the quarter. Adding to the questions about tapering and who will succeed Chairman Bernanke, investors were also concerned with a slowdown in emerging markets, China in particular, and the implications a slowdown may have on global and domestic growth.

Portfolio Results

The Fund’s first half 2013 outperformance relative to the Index was driven by positive stock selection in almost every sector of the market. The most significant sectors contributing to relative performance were Financials and Energy. Slightly detracting from performance was a cash drag and stock selection within Industrials. From a style perspective, growth factors were in favor. All companies have a growth rate associated with them, even value stocks. Because the Fund tends to have an overweight to higher growth companies and an underweight to slower growth companies, this was a nice tailwind for the Fund and contributed to relative performance. The Fund’s higher market cap bias versus the Index was a sizeable headwind in the first half of the year as stocks with a market capitalization over $2 billion were the only size segment to underperform during the period. Even in the face of this headwind, our stock selection within this market cap segment was additive to relative performance. Looking specifically at stock selection, ESCO Technologies, Quanex Building Products, and EarthLink were the detractors from relative performance. More than offsetting the underperformance were investments in Krispy Kreme Doughnuts, WMS Industries, and National Financial Partners.

Outlook

Despite currently being overshadowed by the other political and legislative agendas, the fiscal debate in Washington D.C. regarding the debt ceiling and potential spending cuts could be headwinds to growth as we move into the second half of 2013. Even in the face of these headwinds, we believe the domestic economy will continue to grind ahead in a slow growth environment. Domestically, we may benefit in the face of strong or weak economic data: strong economic data is good and should help move the markets higher, whereas weaker data may delay tapering of quantitative easing, resulting in support for the markets. Corporate performance remains solid and U.S. stocks have been a relative safe haven versus more interest rate-sensitive asset classes, commodities, and stocks outside the U.S. Broadly speaking, the U.S. housing market remains a tailwind for U.S. employment and GDP as well.

90	Semi-Annual Report	June 30, 2013

In the end, while we are cognizant of various economic scenarios and incorporate these into our stock picking, we focus our time on constructing the portfolio from a bottom-up perspective. As always, we remain focused on finding quality companies at discount prices and corporate transformation opportunities, and we continue to find good ideas across sectors. We believe building a fund with these types of companies should produce solid investment results over the long term.

June 30, 2013	William Blair Funds	91

Small Cap Value Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 6/30/2013
	Year
	to Date	1 Year	3 Year	5 Year	10 Year
Class N	17.58%	25.41%	17.09%	9.84%	9.36%
Class I	17.80	25.82	17.39	10.09	9.59
Russell 2000® Value Index	14.39	24.76	17.33	8.59	9.30

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller companies involves special risks, including higher volatility and lower liquidity. Smaller Capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 2000® Value Index consists of small-capitalization companies with below average price-to-book ratios and forecasted growth rates.

This report identifies the Fund’s investments on June 30, 2013. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

92	Semi-Annual Report	June 30, 2013

Small Cap Value Fund

Portfolio of Investments, June 30, 2013 (all dollar amounts in thousands) (unaudited)

	Issuer	Shares	Value

	Common Stocks

	Financials—31.8%
	Acadia Realty Trust	138,320	$3,415
	American Assets Trust, Inc.	103,105	3,182
	Bank of the Ozarks, Inc.	87,650	3,798
	Banner Corporation	103,400	3,494
	Berkshire Hills Bancorp, Inc.	126,290	3,506
	Boston Private Financial Holdings, Inc.	373,213	3,971
	CNO Financial Group, Inc.	317,385	4,113
	CoBiz Financial, Inc.	307,945	2,556
	Coresite Realty Corporation	67,945	2,161
*	Eagle Bancorp, Inc.	165,055	3,694
	East West Bancorp, Inc.	129,955	3,574
	EastGroup Properties, Inc.	63,195	3,556
	Education Realty Trust, Inc.	338,760	3,465
	First Horizon National Corporation	269,600	3,020
*	Forest City Enterprises, Inc.	151,480	2,713
	FXCM, Inc.	164,068	2,692
	Highwoods Properties, Inc.	67,155	2,391
	LaSalle Hotel Properties	95,425	2,357
	Old National Bancorp	186,176	2,575
	PacWest Bancorp	133,773	4,100
	Pebblebrook Hotel Trust	146,829	3,796
	Post Properties, Inc.	46,880	2,320
	ProAssurance Corporation	61,675	3,217
	Prosperity Bancshares, Inc.	73,120	3,787
	Radian Group, Inc.	266,470	3,096
*	Safeguard Scientifics, Inc.	226,506	3,635
	Selective Insurance Group, Inc.	153,285	3,529
	Susquehanna Bancshares, Inc.	268,620	3,452
	The Hanover Insurance Group, Inc.	74,100	3,626
*	Western Alliance Bancorp	211,100	3,342
			98,133

	Industrials—14.3%
	Actuant Corporation	112,458	3,708
	Belden, Inc.	60,650	3,028
	CIRCOR International, Inc.	70,185	3,570
	EMCOR Group, Inc.	116,106	4,720
*	FTI Consulting, Inc.	103,233	3,395
	G&K Services, Inc.	88,938	4,233
	Generac Holdings, Inc.	54,830	2,029
	Interface, Inc.	154,569	2,623
	Kadant, Inc.	90,954	2,744
*	Moog, Inc.	89,369	4,605
*	Northwest Pipe Co.	94,690	2,642
	Simpson Manufacturing Co., Inc.	116,065	3,415
	Werner Enterprises, Inc.	142,820	3,452
			44,164

	Consumer Discretionary—13.3%
*	Big Lots, Inc.	89,065	2,808
	Core-Mark Holding Co., Inc.	33,015	2,097
	Dana Holding Corporation	171,920	3,311
*	Genesco, Inc.	40,400	2,706
*	Krispy Kreme Doughnuts, Inc.	341,840	5,965
*	Life Time Fitness, Inc.	77,670	3,892
	Meredith Corporation	72,435	3,455
	Pier 1 Imports, Inc.	143,455	3,370
	Issuer	Shares	Value

	Common Stocks—(continued)

	Consumer Discretionary—(continued)
	Regis Corporation	140,475	$2,307
*	The Children’s Place Retail Stores, Inc.	57,080	3,128
	The Men’s Wearhouse, Inc.	91,100	3,448
*	The PEP Boys-Manny, Moe & Jack	200,680	2,324
	Vail Resorts, Inc.	37,170	2,287
			41,098

	Information Technology—13.0%
*	Acxiom Corporation	161,160	3,655
	ADTRAN, Inc.	149,335	3,675
*	Atmel Corporation	429,340	3,156
*	Cadence Design Systems, Inc.	271,800	3,936
	Earthlink, Inc.	558,760	3,470
	Genpact, Ltd.†	167,520	3,223
*	Inphi Corporation	189,706	2,087
*	Integrated Device Technology, Inc.	480,082	3,812
*	IntraLinks Holdings, Inc.	250,720	1,820
	j2 Global, Inc.	55,125	2,343
	Monolithic Power Systems, Inc.	92,464	2,229
*	ON Semiconductor Corporation	293,270	2,369
*	PTC, Inc.	119,635	2,935
*	Ultra Clean Holdings	250,572	1,516
			40,226

	Energy—6.3%
*	Bonanza Creek Energy, Inc.	62,020	2,199
	Gulfmark Offshore, Inc.	72,244	3,257
*	Gulfport Energy Corporation	49,320	2,321
*	Helix Energy Solutions Group, Inc.	154,365	3,557
*	Oasis Petroleum, Inc.	59,135	2,299
*	Rosetta Resources, Inc.	50,425	2,144
*	TETRA Technologies, Inc.	358,175	3,675
			19,452

	Utilities—6.1%
	ALLETE, Inc.	62,115	3,096
	Chesapeake Utilities Corporation	11,027	568
	Cleco Corporation	66,860	3,104
	PNM Resources, Inc.	139,985	3,106
	Southwest Gas Corporation	69,650	3,259
	UIL Holdings Corporation	71,152	2,722
	WGL Holdings, Inc.	71,360	3,084
			18,939

	Materials—5.8%
	Minerals Technologies, Inc.	91,560	3,785
	PolyOne Corporation	204,545	5,069
*	RTI International Metals, Inc.	101,635	2,816
	Sensient Technologies Corporation	82,660	3,345
	Silgan Holdings, Inc.	64,385	3,024
			18,039

	Health Care—5.0%
	CONMED Corporation	90,585	2,830
*	Greatbatch, Inc.	104,475	3,426
*	HealthSouth Corporation	105,305	3,033
*	Magellan Health Services, Inc.	42,505	2,383
*	Mednax, Inc.	40,203	3,682
			15,354

See accompanying Notes to Financial Statements.

June 30, 2013	William Blair Funds	93

Small Cap Value Fund

Portfolio of Investments, June 30, 2013 (all dollar amounts in thousands) (unaudited)

	Shares or
	Principal
Issuer	Amount	Value

Common Stocks—(continued)

Consumer Staples—2.0%
J&J Snack Foods Corporation	38,687	$3,010
Spartan Stores, Inc.	170,094	3,136
		6,146
Total Common Stocks—97.6% (cost $243,678)		301,551

Repurchase Agreement
Fixed Income Clearing Corporation, 0.010% dated 6/28/13, due 7/1/13, repurchase price $8,134, collateralized by U.S. Treasury Note, 0.750%, due 10/31/17	$8,134	8,134

Total Repurchase Agreement—2.7% (cost $8,134)		8,134

Total Investments—100.3% (cost $251,812)		309,685
Liabilities, plus cash and other assets—(0.3)%		(818)
Net assets—100.0%		$308,867

* Non-income producing securities

† = U.S. listed foreign security

See accompanying Notes to Financial Statements.

94	Semi-Annual Report	June 30, 2013

BOND FUND

The Bond Fund seeks to outperform the Barclays Capital U.S. Aggregate Bond Index by maximizing total return through a combination of income and capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Christopher T. Vincent Paul J. Sularz

The William Blair Bond Fund (Class N shares) posted a 3.37% decrease, net of fees, for the six months ended June 30, 2013. By comparison, the Fund’s benchmark index, the Barclays U.S. Aggregate Bond Index (the “Index”), decreased 2.44%.

Portfolio Results

The Fund’s underperformance year-to-date was caused primarily by two factors: an overweight to investment-grade corporate bonds and an allocation to U.S. Treasury Inflation-Protected Securities (“TIPS”). Factors that had a positive impact on the Fund’s performance year-to-date included security selection among mortgage-backed securities (“MBS”) and an allocation to high yield corporate bonds.

The Fund’s overweight to investment-grade corporate bonds detracted year-to-date. Corporate risk spreads widened during the second quarter of 2013 due to elevated levels of volatility created by uncertainty regarding when and how the Federal Open Market Committee (“FOMC”) will end its quantitative easing programs. The Fund’s allocation to TIPS also had a negative effect on performance year-to-date. TIPS underperformed the broad market because the market’s expectations for inflation declined due to the FOMC’s signals that it will slow down the pace of purchases in its quantitative easing programs, with the result being less inflationary pressures.

Despite the Fund’s underperformance, there were some themes that contributed year-to-date. Security selection among MBS impacted performance favorably. The Fund avoided mortgages that the FOMC purchased in its quantitative easing programs, and that helped performance as those bonds struggled during the quarter. The MBS owned in the Fund performed better than the Index and were a source of relative value. The Fund’s allocation to high yield corporate bonds also provided some performance benefits. High yield corporate bonds outperformed the Index, and their inclusion in the Fund helped mitigate declines year-to-date.

Fixed Income Markets Summary & Outlook

Fixed income instruments declined year-to-date after a volatile second quarter. Interest rates rose, interest rate volatility spiked, and risk spreads widened. The 10-year Treasury note yielded 2.49% at June 30, 2013.

We believe that the threat of a sustained, rapid rise in interest rates is subdued, though longer-term interest rates may trend higher. Interest rate volatility has increased due to uncertainty surrounding the timing and magnitude of the FOMC’s exit from its quantitative easing programs. However, the FOMC continues to assert that its policy interest rate will be maintained at low levels until the unemployment rate declines below 6.5% and inflation expectations are well-anchored, and the market’s prices imply that will occur in late 2014 at the earliest.

With corporations holding record levels of cash, the corporate bond market remains concerned about shareholder-friendly activities such as leveraged buyouts (“LBOs”), large share repurchases, and special dividends. We believe idiosyncratic risks are among the top issues for investment-grade corporate bond investors, but we do not believe the market will enter a period of excessive LBO activity.

We believe that spread sectors are poised to lead the market. Risk premiums across all spread sectors remain elevated versus long-term averages but not approaching the historically cheap levels experienced in prior years. In addition, fundamentals are strong, as corporations’ balance sheets are strong given their historically high level of cash holdings. For these reasons, coupled with the low level of Treasury interest rates, we are bullish on spread products relative to Treasuries.

June 30, 2013	William Blair Funds	95

Bond Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 6/30/2013
	Year to Date	1 Year	3 Year	5 Year	Since Inception(a)
Class N	(3.37)%	0.73%	4.84%	6.31%	5.80%
Class I	(3.26)	0.94	5.02	6.48	5.97
Institutional Class	(3.19)	1.09	5.18	6.64	6.13
Barclays U.S. Aggregate Bond Index	(2.44)	(0.69)	3.51	5.19	5.18

(a)	For the period from May 1, 2007 (Commencement of Operations) to June 30, 2013.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) fees. Institutional Class Shares are available to institutional investors without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Barclays U.S. Aggregate Bond Index indicates broad intermediate government/corporate bond market performance.

This report identifies the Fund’s investments on June 30, 2013. These holdings are subject to change. Not all investments in the Fund performed the same, nor is there any guarantee that these investments will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total investments.

96	Semi-Annual Report	June 30, 2013

Bond Fund

Portfolio of Investments, June 30, 2013 (all dollar amounts in thousands) (unaudited)

	Issuer	Principal Amount	Value

	U.S. Government and U.S. Government Agency—44.8%

	U.S. Treasury Inflation Indexed Notes/Bonds—7.1%
	U.S. Treasury Inflation Indexed
	Note, 2.375%, due 1/15/17	$4,612	$5,113
	U.S. Treasury Inflation Indexed
	Bond, 3.875%, due 4/15/29	9,336	13,455
	Total U.S. Treasury Inflation
	Indexed Notes/Bonds		18,568

	U.S. Treasury—0.6%
	U.S. Treasury Strip Principal,
	0.000%, due 5/15/20	1,800	1,575

	Government National Mortgage Association (GNMA)—2.0%
#	344902, 6.250%, due 3/15/14	2	2
#	623162, 6.500%, due 7/15/18	31	33
#	616250, 6.000%, due 2/15/24	8	9
#	422470, 7.500%, due 3/15/26	1	1
#	509405, 7.500%, due 8/15/29	1	1
	GNR 2004–2 M5, 4.891%, due 7/16/34	125	130
#	699118, 6.000%, due 9/15/38	4,431	4,980
	Total GNMA Mortgage Obligations		5,156

	Federal Home Loan Mortgage Corp. (FHLMC)—6.5%
#	J16051, 4.500%, due 7/1/26	1,090	1,164
#	G01728, 7.500%, due 7/1/32	233	279
#	C01385, 6.500%, due 8/1/32	208	236
#	A13303, 5.000%, due 9/1/33	423	470
#	C01623, 5.500%, due 9/1/33	275	298
#	A15039, 5.500%, due 10/1/33	4	5
#	G01843, 6.000%, due 6/1/35	52	58
#	G02141, 6.000%, due 3/1/36	1,145	1,282
#	A62179, 6.000%, due 6/1/37	528	580
#	A63539, 6.000%, due 7/1/37	700	781
#	A62858, 6.500%, due 7/1/37	364	407
#	G03170, 6.500%, due 8/1/37	911	1,017
#	A66843, 6.500%, due 10/1/37	1,442	1,627
#	A78138, 5.500%, due 6/1/38	807	894
#	G04544, 6.000%, due 8/1/38	2,225	2,436
#	A81799, 6.500%, due 9/1/38	1,565	1,761
#	A86143, 5.000%, due 5/1/39	97	106
#	G06017, 5.500%, due 6/1/40	359	397
#	C03665, 9.000%, due 4/1/41	1,493	1,823
#	G06583, 5.000%, due 6/1/41	1,194	1,334
	Total FHLMC Mortgage Obligations		16,955

	Federal National Mortgage Association (FNMA)—28.6%
#	576553, 8.000%, due 2/1/16	6	7
#	580793, 6.000%, due 4/1/16	1	1
#	624506, 6.000%, due 1/1/17	1	2
#	679247, 7.000%, due 8/1/17	7	7
#	689612, 5.000%, due 5/1/18	192	205
#	695910, 5.000%, due 5/1/18	377	403
#	697593, 5.000%, due 5/1/18	341	364
#	770395, 5.000%, due 4/1/19	7	8

	Issuer	Principal Amount	Value

	U.S. Government and U.S. Government Agency—(continued)

	Federal National Mortgage Association (FNMA)—(continued)
#	900725, 6.000%, due 8/1/21	$99	$109
#	893325, 7.000%, due 9/1/21	7	8
#	AA2924, 4.500%, due 4/1/24	668	727
#	932095, 4.000%, due 11/1/24	2,759	2,978
#	255956, 5.500%, due 10/1/25	43	48
#	AH2671, 4.000%, due 1/1/26	364	393
#	890329, 4.000%, due 4/1/26	403	434
#	AI4872, 4.500%, due 6/1/26	708	771
#	AL2851, 4.000%, due 8/1/26	6,199	6,689
#	AI9811, 4.500%, due 8/1/26	462	503
#	AH9564, 3.500%, due 9/1/26	951	1,003
#	AJ8149, 3.500%, due 12/1/26	1,161	1,225
#	AJ9402, 4.000%, due 12/1/26	2,026	2,188
#	AB4818, 4.000%, due 4/1/27	1,129	1,220
#	AP0446, 3.500%, due 7/1/27	5,101	5,382
#	AL2590, 4.000%, due 7/1/27	2,197	2,373
#	252925, 7.500%, due 12/1/29	2	3
#	535977, 6.500%, due 4/1/31	18	20
#	253907, 7.000%, due 7/1/31	3	3
#	587849, 6.500%, due 11/1/31	27	31
#	545437, 7.000%, due 2/1/32	107	122
#	545759, 6.500%, due 7/1/32	1,067	1,181
#	678007, 6.000%, due 9/1/32	21	23
#	254548, 5.500%, due 12/1/32	44	49
#	684601, 6.000%, due 3/1/33	1,048	1,159
#	703391, 5.000%, due 5/1/33	155	167
#	708993, 5.000%, due 6/1/33	65	72
#	190340, 5.000%, due 9/1/33	128	138
#	254868, 5.000%, due 9/1/33	14	15
#	727056, 5.000%, due 9/1/33	693	772
#	739243, 6.000%, due 9/1/33	1,321	1,483
#	739331, 6.000%, due 9/1/33	642	721
#	555800, 5.500%, due 10/1/33	146	159
#	555946, 5.500%, due 11/1/33	568	636
#	756153, 5.500%, due 11/1/33	1,348	1,508
#	762505, 5.500%, due 11/1/33	273	305
#	725017, 5.500%, due 12/1/33	66	73
#	725205, 5.000%, due 3/1/34	1,739	1,881
#	725232, 5.000%, due 3/1/34	1,842	1,992
#	725238, 5.000%, due 3/1/34	654	708
#	763798, 5.500%, due 3/1/34	195	218
#	776964, 5.000%, due 4/1/34	522	579
#	725611, 5.500%, due 6/1/34	265	291
#	783786, 5.500%, due 7/1/34	200	223
#	786546, 6.000%, due 7/1/34	566	632
#	787816, 6.000%, due 7/1/34	655	736
#	190353, 5.000%, due 8/1/34	192	207
#	794474, 6.000%, due 10/1/34	116	129
#	745092, 6.500%, due 7/1/35	782	875
#	357944, 6.000%, due 9/1/35	58	65
#	829306, 6.000%, due 9/1/35	614	669
#	836140, 5.500%, due 10/1/35	99	110
#	843487, 6.000%, due 10/1/35	182	204
#	849191, 6.000%, due 1/1/36	382	425
#	848782, 6.500%, due 1/1/36	495	558
#	745349, 6.500%, due 2/1/36	747	843

See accompanying Notes to Financial Statements.

June 30, 2013	William Blair Funds	97

Bond Fund

Portfolio of Investments, June 30, 2013 (all dollar amounts in thousands) (unaudited)

	Issuer	NRSRO Rating	Principal Amount	Value

	U.S. Government and U.S. Government Agency—(continued)

	Federal National Mortgage Association (FNMA)—(continued)
#	888305, 7.000%, due 3/1/36		$20	$23
#	895637, 6.500%, due 5/1/36		267	300
#	831540, 6.000%, due 6/1/36		86	96
#	745802, 6.000%, due 7/1/36		366	411
#	886220, 6.000%, due 7/1/36		799	896
#	893318, 6.500%, due 8/1/36		104	117
#	902974, 6.000%, due 12/1/36		748	830
#	909480, 6.000%, due 2/1/37		732	814
#	938440, 6.000%, due 7/1/37		362	401
#	928561, 6.000%, due 8/1/37		463	519
#	948689, 6.000%, due 8/1/37		640	703
#	946646, 6.000%, due 9/1/37		220	246
#	888967, 6.000%, due 12/1/37		1,495	1,677
#	889385, 6.000%, due 2/1/38		425	473
#	962058, 6.500%, due 3/1/38		3,201	3,613
#	934006, 6.500%, due 9/1/38		946	1,067
#	986856, 6.500%, due 9/1/38		649	725
#	991911, 7.000%, due 11/1/38		549	619
#	AA7611, 5.000%, due 5/1/39		1,090	1,217
#	AA8443, 5.000%, due 6/1/39		417	466
#	931492, 6.000%, due 7/1/39		306	343
#	AA6898, 6.000%, due 7/1/39		1,606	1,805
#	932279, 5.000%, due 12/1/39		187	206
#	AE0082, 5.000%, due 5/1/40		1,047	1,155
#	AB1200, 5.500%, due 7/1/40		2,302	2,569
#	AL0913, 6.000%, due 7/1/41		2,854	3,159
#	AK2733, 5.000%, due 2/1/42		3,065	3,430
	Total FNMA Mortgage Obligations			74,913

	Non-Agency Mortgage-Backed Obligations—0.1%
*	First Plus Home Loan Owner Trust,
	1997-4, Tranche M1,
	7.640%, 9/11/23§**	D	199	167

	Asset-Backed Securities—3.6%
	Avis Budget Rental Car Funding
	AESOP LLC—144A, 2010–3A,
	Tranche A, 4.640%, 5/20/16	Aaa	100	106
	Centre Point Funding LLC—144A,
	2010–1A, Tranche 1,
	5.430%, 7/20/16	A2	1,625	1,695
	Hertz Vehicle Financing LLC—144A,
	2013–1A, Tranche B1,
	1.860%, 8/25/17	Baa1	1,500	1,480
	GE Capital Credit Card Master Note
	Trust, 2012–6, Tranche B,
	1.830%, 8/17/20	AA-	3,000	2,930
	SLM Student Loan Trust, 2002–1,
	Tranche B,
	0.746%, 1/25/21, VRN	Aaa	1,500	1,490
	Centre Point Funding LLC—144A,
	2012–2A, Tranche 1,
	2.610%, 8/20/21	Baa2	1,722	1,727
	Total Asset-Backed Securities			9,428

Issuer	NRSRO Rating	Principal Amount	Value

Corporate Obligations—51.8%

Ally Financial, Inc., 5.500%, due 2/15/17	BB-	$1,788	$1,868
Penske Truck Leasing Co. L.P.—144A, 3.750%, due 5/11/17	BBB+	2,000	2,093
JPMorgan Chase & Co., 6.125%, due 6/27/17	A	1,100	1,241
General Motors Financial Co., Inc.—144A, 4.750%, due 8/15/17	BB	1,000	1,025
Capital One Financial Corporation, 6.750%, due 9/15/17	A-	1,900	2,238
Exelon Generation Co. LLC, 6.200%, due 10/1/17	BBB+	1,160	1,326
Toll Brothers Finance Corporation, 8.910%, due 10/15/17	BBB-	1,050	1,244
American Tower Corporation, 4.500%, due 1/15/18	BBB	1,625	1,733
Intesa Sanpaolo SpA, 3.875%, due 1/16/18	BBB+	3,000	2,881
Banco Davivienda S.A.—144A, 2.950%, due 1/29/18	BBB-	2,000	1,890
Wyndham Worldwide Corporation, 2.500%, due 3/1/18	BBB-	500	491
Morgan Stanley, 6.625%, due 4/1/18	A	2,575	2,919
International Lease Finance Corporation, 3.875%, due 4/15/18	BBB-	1,400	1,316
Regions Financial Corporation, 2.000%, due 5/15/18	BBB-	2,500	2,363
Merrill Lynch & Co., Inc., 6.875%, due 11/15/18	A	1,100	1,281
Glencore Funding LLC—144A, 1.574%, due 1/15/19, VRN	BBB	3,000	2,788
Petrobras Global Finance BV, 2.414%, due 1/15/19, VRN	A3	2,900	2,842
CSX Corporation, 7.375%, due 2/1/19	BBB	870	1,073
Cemex S.A.B. de C.V.—144A, 5.875%, due 3/25/19	B+	1,500	1,455
Citigroup, Inc., 8.500%, due 5/22/19	A	2,050	2,583
Roper Industries, Inc., 6.250%, due 9/1/19	BBB	1,850	2,153
Republic Services, Inc., 5.500%, due 9/15/19	BBB	1,725	1,952
SBA Communications Corp.—144A, 5.625%, due 10/1/19	B2	1,250	1,238
Boston Properties L.P., 5.875%, due 10/15/19	A-	1,575	1,817
Toll Brothers Finance Corporation, 6.750%, due 11/1/19	BBB-	500	565
Ford Motor Credit Co. LLC, 8.125%, due 1/15/20	Baa3	3,050	3,674
Jarden Corporation, 7.500%, due 1/15/20	B1	1,550	1,658
Johnson Controls, Inc., 5.000%, due 3/30/20	BBB+	1,675	1,840

See accompanying Notes to Financial Statements.

98	Semi-Annual Report	June 30, 2013

Bond Fund

Portfolio of Investments, June 30, 2013 (all dollar amounts in thousands) (unaudited)

Issuer	NRSRO Rating	Principal Amount	Value

Corporate Obligations—(continued)
The Goldman Sachs Group, Inc., 6.000%, due 6/15/20	A	$2,575	$2,893
Hologic, Inc., 6.250%, due 8/1/20	BB	1,100	1,141
Alcoa, Inc., 6.150%, due 8/15/20	BBB-	2,050	2,100
Omnicom Group, Inc., 4.450%, due 8/15/20	BBB+	2,075	2,156
The Goodyear Tire & Rubber Co., 8.250%, due 8/15/20	B+	1,500	1,642
Georgia-Pacific LLC—144A, 5.400%, due 11/1/20	A	1,500	1,673
Standard Pacific Corporation, 8.375%, due 1/15/21	B+	1,750	1,995
ArcelorMittal, 6.000%, due 3/1/21	BB+	1,600	1,592
Wyndham Worldwide Corporation, 5.625%, due 3/1/21	BBB-	1,000	1,072
Ball Corporation, 5.750%, due 5/15/21	BB+	1,550	1,631
Energizer Holdings, Inc., 4.700%, due 5/19/21	BBB-	2,050	2,081
Hewlett-Packard Co., 4.300%, due 6/1/21	A-	2,900	2,836
JBS USA LLC / JBS USA Finance, Inc.—144A, 7.250%, due 6/1/21	BB	1,500	1,500
O’Reilly Automotive, Inc., 4.625%, due 9/15/21	BBB	2,275	2,381
Corporation Nacional del Cobre de Chile—144A, 3.875%, due 11/3/21	A1	1,900	1,853
Itau Unibanco Holding S.A.—144A, 6.200%, due 12/21/21	BBB	2,500	2,531
SLM Corporation, 7.250%, due 1/25/22	BBB-	2,000	2,100
Fresenius Medical Care US Finance II, Inc.—144A, 5.875%, due 1/31/22	BB+	1,000	1,053
Masco Corporation, 5.950%, due 3/15/22	BBB-	1,675	1,759
BE Aerospace, Inc., 5.250%, due 4/1/22	BB	1,550	1,542
Discover Financial Services, 5.200%, due 4/27/22	BBB	2,150	2,219
Embraer S.A., 5.150%, due 6/15/22	BBB	2,500	2,506
Bancolombia S.A., 5.125%, due 9/11/22	BBB-	1,750	1,667
DR Horton, Inc., 4.375%, due 9/15/22	BB	1,350	1,283
Mexichem S.A.B. de C.V.—144A, 4.875%, due 9/19/22	BBB-	1,500	1,508
WEA Finance LLC—144A, 3.375%, due 10/3/22	A2	2,650	2,498
American Axle & Manufacturing, Inc., 6.625%, due 10/15/22	B	1,550	1,573

Issuer	NRSRO Rating	Principal Amount	Value

Corporate Obligations—(continued)
Southern Copper Corporation, 3.500%, due 11/8/22	BBB+	$1,750	$1,571
Jones Lang LaSalle, Inc., 4.400%, due 11/15/22	Baa2	1,650	1,619
Owens Corning, 4.200%, due 12/15/22	BBB-	500	484
Royal Bank of Scotland Group plc, 6.125%, due 12/15/22	BB+	3,200	3,045
Carlyle Holdings Finance LLC—144A, 3.875%, due 2/1/23	A-	2,425	2,347
Jaguar Land Rover Automotive plc—144A, 5.625%, due 2/1/23	BB-	1,500	1,455
Corporation Lindley S.A.—144A, 4.625%, due 4/12/23	BBB-	2,150	2,085
Toll Brothers Finance Corporation, 4.375%, due 4/15/23	BBB-	1,300	1,209
The Kroger Co., 8.000%, due 9/15/29	BBB	450	565
Comcast Corporation, 6.450%, due 3/15/37	A-	650	777
Yum! Brands, Inc., 6.875%, due 11/15/37	BBB	625	747
JPMorgan Chase & Co., 6.400%, due 5/15/38	A+	1,470	1,724
Philip Morris International, Inc., 6.375%, due 5/16/38	A	2,175	2,585
General Electric Capital Corporation, 6.875%, due 1/10/39	AA+	750	924
Burlington Northern Santa Fe LLC, 5.750%, due 5/1/40	A3	1,565	1,743
Express Scripts Holding Co., 6.125%, due 11/15/41	BBB+	2,500	2,887
Gilead Sciences, Inc., 5.650%, due 12/1/41	A-	1,775	1,974
Bank of America Corporation, 5.875%, due 2/7/42	A	2,375	2,655
Odebrecht Finance Ltd.—144A, 7.125%, due 6/26/42	BBB-	2,000	1,940
Jefferies Group LLC, 6.500%, due 1/20/43	BBB	755	723
Total Corporate Obligations			135,391

Total Long-Term Investments—100.3% (cost $257,776)			262,153

Total Investments—100.3% (cost $257,776)			262,153
Liabilities, plus cash and other assets—(0.3)%			(821)
Net assets—100.0%			$261,332

See accompanying Notes to Financial Statements.

June 30, 2013	William Blair Funds	99

Bond Fund

Portfolio of Investments, June 30, 2013 (all dollar amounts in thousands) (unaudited)

NRSRO = Nationally Recognized Statistical Rating Organization—The credit quality ratings of the securities in the Fund reflect the highest category rating by either Fitch Ratings, Moody’s Investors Service Inc., or Standard & Poor’s, a division of the McGraw-Hill Companies, Inc. The obligations of certain U. S. Government-sponsored securities are neither issued nor guaranteed by the U. S. Treasury.

VRN = Variable Rate Note

§ = Deemed illiquid pursuant to Liquidity Procedures approved by the Board of Trustees. This holding represents 0.06% of the net assets at June 30, 2013.

* = Non-income producing security

** = Fair valued pursuant to Valuation Procedures adopted by the Board of Trustees. This holding represents 0.06% of the Fund’s net assets at June 30, 2013.

See accompanying Notes to Financial Statements.

100	Semi-Annual Report	June 30, 2013

INCOME FUND

The Income Fund seeks a high level of current income with relative stability of principal.

AN OVERVIEW FROM THE PORTFOLIO MANAGER

Christopher T. Vincent

The William Blair Income Fund (Class N shares) posted a 2.45% decrease, net of fees, for the six months ended June 30, 2013. By comparison, the Fund’s benchmark index, the Barclays U.S. Intermediate Government/Credit Index (the “Index”), decreased 1.45%.

Portfolio Results

The Fund’s underperformance year-to-date was caused primarily by two factors: an overweight to investment-grade corporate bonds and an allocation to U.S. Treasury Inflation-Protected Securities (“TIPS”). Factors that had a positive impact on the Fund’s performance year-to-date included security selection among mortgage-backed securities (“MBS”) and its defensive position on interest rate exposure.

The Fund’s overweight to investment-grade corporate bonds detracted year-to-date. Corporate risk spreads widened during the second quarter of 2013 due to elevated levels of volatility created by uncertainty regarding when and how the Federal Open Market Committee (“FOMC”) will end its quantitative easing programs. The Fund’s allocation to TIPS also had a negative effect on performance year-to-date. TIPS underperformed the broad market because the market’s expectations for inflation declined due to the FOMC’s signals that it will slow down the pace of purchases in its quantitative easing programs, with the result being less inflationary pressures.

Despite the Fund’s underperformance, there were some themes that contributed year-to-date. Security selection among MBS impacted performance favorably. The MBS owned in the Fund were higher-coupon pools that generated consistent levels of income. These pools performed better than the Index and were a source of relative value. The Fund was also positioned defensively on interest rate risk; its duration was shorter than that of its Index. This position helped mitigate declines as interest rates rose year-to-date, and interest rates rose significantly during the second quarter of 2013.

Fixed Income Markets Summary & Outlook

Fixed income instruments declined year-to-date after a volatile second quarter. Interest rates rose, interest rate volatility spiked, and risk spreads widened. The 10-year Treasury note yielded 2.49% at June 30, 2013.

We believe that the threat of a sustained, rapid rise in interest rates is subdued, though longer-term interest rates may trend higher. Interest rate volatility has increased due to uncertainty surrounding the timing and magnitude of the FOMC’s exit from its quantitative easing programs. However, the FOMC continues to assert that its policy interest rate will be maintained at low levels until the unemployment rate declines below 6.5% and inflation expectations are well-anchored, and the market’s prices imply that will occur in late 2014 at the earliest.

With corporations holding record levels of cash, the corporate bond market remains concerned about shareholder-friendly activities such as leveraged buyouts (“LBOs”), large share repurchases, and special dividends. We believe idiosyncratic risks are among the top issues for investment-grade corporate bond investors, but we do not believe the market will enter a period of excessive LBO activity.

We believe that spread sectors are poised to lead the market. Risk premiums across all spread sectors remain elevated versus long-term averages but not approaching the historically cheap levels experienced in prior years. In addition, fundamentals are strong, as corporations’ balance sheets are strong given their historically high level of cash holdings. For these reasons, coupled with the low level of Treasury interest rates, we are bullish on spread products relative to Treasuries.

June 30, 2013	William Blair Funds	101

Income Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 6/30/2013
	Year to Date	1 Year	3 Year	5 Year	10 Year
Class N	(2.45)%	0.45%	3.54%	4.36%	3.19%
Class I	(2.36)	0.67	3.80	4.59	3.38
Barclays U.S. Intermediate Government/Credit Bond Index	(1.45)	0.28	3.14	4.57	4.03

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Barclays Capital U.S. Intermediate Government/Credit Bond Index indicates broad intermediate government/corporate bond market performance.

This report identifies the Fund’s investments on June 30, 2013. These holdings are subject to change. Not all investments in the Fund performed the same, nor is there any guarantee that these investments will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total investments.

102	Semi-Annual Report	June 30, 2013

Income Fund

Portfolio of Investments, June 30, 2013 (all dollar amounts in thousands) (unaudited)

	Issuer	Principal Amount	Value

	U.S. Government and U.S. Government Agency—55.5%

	U.S. Treasury Inflation Indexed Notes/Bonds—7.5%
	U.S. Treasury Inflation Indexed Note, 2.375%, due 1/15/17	$4,180	$4,633
	U.S. Treasury Inflation Indexed Note, 1.125%, due 1/15/21	4,943	5,287
	Total U.S. Treasury Inflation Indexed Notes/Bonds		9,920

	U.S. Treasury—0.7%
	U.S. Treasury Strip Principal, 0.000%, due 5/15/20	1,000	875

	Government National Mortgage Association (GNMA)—0.1%
#	780405, 9.500%, due 11/15/17	66	70
#	357322, 7.000%, due 9/15/23	50	57
	Total GNMA Mortgage Obligations		127

	Federal Home Loan Mortgage Corp. (FHLMC)—8.1%
#	E72924, 7.000%, due 10/1/13	16	16
#	E81703, 7.000%, due 5/1/15	52	53
#	E81697, 8.000%, due 5/1/15	216	225
#	E81908, 8.500%, due 12/1/15	19	19
#	J02184, 8.000%, due 4/1/16	117	121
#	G90022, 8.000%, due 9/17/16	68	69
#	M30028, 5.500%, due 5/1/17	8	8
#	E90398, 7.000%, due 5/1/17	295	314
#	E97112, 4.000%, due 5/1/18	128	134
#	D95621, 6.500%, due 7/1/22	1,292	1,434
#	J16051, 4.500%, due 7/1/26	2,019	2,157
#	J19032, 3.500%, due 5/1/27	1,309	1,385
#	A45790, 7.500%, due 5/1/35	170	196
#	G02141, 6.000%, due 3/1/36	573	642
#	A66843, 6.500%, due 10/1/37	653	736
#	A81799, 6.500%, due 9/1/38	877	987
#	C03665, 9.000%, due 4/1/41	724	884
#	G06583, 5.000%, due 6/1/41	1,194	1,334
	Total FHLMC Mortgage Obligations		10,714

	Federal National Mortgage Association (FNMA)—39.1%
#	593561, 9.500%, due 8/1/14	16	17
#	567027, 7.000%, due 9/1/14	76	78
#	567026, 6.500%, due 10/1/14	40	41
#	458124, 7.000%, due 12/15/14	17	17
#	576554, 8.000%, due 1/1/16	268	282
#	576553, 8.000%, due 2/1/16	385	406
#	555747, 8.000%, due 5/1/16	26	28
#	735569, 8.000%, due 10/1/16	182	192
#	725410, 7.500%, due 4/1/17	53	55
#	643217, 6.500%, due 6/1/17	113	121
#	679247, 7.000%, due 8/1/17	391	416
#	695910, 5.000%, due 5/1/18	392	419
#	740847, 6.000%, due 10/1/18	236	252
#	323501, 6.500%, due 1/1/19	77	83
#	751313, 5.000%, due 3/1/19	337	365
#	852864, 7.000%, due 7/1/20	899	989
#	458147, 10.000%, due 8/15/20	203	232

	Issuer	Principal Amount	Value

	U.S. Government and U.S. Government Agency—(continued)

	Federal National Mortgage Association (FNMA)—(continued)
#	835563, 7.000%, due 10/1/20	$346	$380
#	831430, 5.500%, due 3/1/21	582	626
#	735574, 8.000%, due 3/1/22	235	263
#	679253, 6.000%, due 10/1/22	616	681
FNR G93–19 SH, 11.234%, due 4/25/23, VRN		11	13
#	982878, 4.500%, due 5/1/23	470	506
#	932095, 4.000%, due 11/1/24	8,755	9,449
#	AC5124, 4.000%, due 11/1/24	537	579
#	AC6257, 4.000%, due 12/1/24	132	142
#	AD8164, 4.000%, due 8/1/25	735	793
#	AE1176, 4.000%, due 8/1/25	649	700
#	255956, 5.500%, due 10/1/25	130	143
#	AB2256, 3.500%, due 2/1/26	1,062	1,120
#	890329, 4.000%, due 4/1/26	2,016	2,168
#	AL2851, 4.000%, due 8/1/26	2,657	2,867
#	AI9811, 4.500%, due 8/1/26	693	755
#	AJ2322, 3.500%, due 10/1/26	838	884
#	AJ3203, 4.000%, due 10/1/26	1,745	1,884
#	AJ8149, 3.500%, due 12/1/26	2,300	2,426
#	AJ7724, 4.000%, due 12/1/26	804	868
#	AK0498, 3.500%, due 1/1/27	491	518
#	256639, 5.000%, due 2/1/27	28	30
#	AB4818, 4.000%, due 4/1/27	873	943
#	AP0446, 3.500%, due 7/1/27	3,246	3,425
#	AL2590, 4.000%, due 7/1/27	2,728	2,946
#	806458, 8.000%, due 6/1/28	186	215
#	880155, 8.500%, due 7/1/29	322	378
#	797846, 7.000%, due 3/1/32	547	608
#	745519, 8.500%, due 5/1/32	182	214
#	654674, 6.500%, due 9/1/32	93	105
#	733897, 6.500%, due 12/1/32	262	293
#	254693, 5.500%, due 4/1/33	20	22
#	555531, 5.500%, due 6/1/33	55	60
#	555591, 5.500%, due 7/1/33	33	36
#	762505, 5.500%, due 11/1/33	273	305
#	725231, 5.000%, due 2/1/34	416	450
#	725220, 5.000%, due 3/1/34	403	436
#	725232, 5.000%, due 3/1/34	397	430
#	725238, 5.000%, due 3/1/34	225	244
#	776964, 5.000%, due 4/1/34	783	869
#	725424, 5.500%, due 4/1/34	214	234
#	255630, 5.000%, due 3/1/35	23	25
#	888884, 5.500%, due 12/1/35	403	450
#	886220, 6.000%, due 7/1/36	569	638
#	928658, 6.500%, due 9/1/37	70	78
#	889385, 6.000%, due 2/1/38	993	1,105
#	962058, 6.500%, due 3/1/38	1,121	1,266
#	991911, 7.000%, due 11/1/38	351	395
#	AB1200, 5.500%, due 7/1/40	767	856
#	AL0028, 5.000%, due 2/1/41	393	439
#	AL0913, 6.000%, due 7/1/41	2,075	2,297
	Total FNMA Mortgage Obligations		51,550

See accompanying Notes to Financial Statements.

June 30, 2013	William Blair Funds	103

Income Fund

Portfolio of Investments, June 30, 2013 (all dollar amounts in thousands) (unaudited)

	Issuer	NRSRO Rating	Principal Amount	Value

	U.S. Government and U.S. Government Agency—(continued)

	Non-Agency Mortgage-Backed Obligations—0.8%
*	First Plus Home Loan Owner Trust, 1997–4, Tranche M1, 7.640%, 9/11/23§**	D	$676	$565
*	First Plus Home Loan Owner Trust, 1997–4, Tranche M2, 7.830%, 9/11/23§**	D	143	104
*	First Plus Home Loan Owner Trust, 1998–3, Tranche M2, 7.920%, 5/10/24§**	Caa1ø	256	247
*	Lehman Structured Securities Corp.—144A, 2004–2, Tranche M1, 2.694%, 2/28/33, VRN§	CCC	291	143
	Total Non-Agency Mortgage-Backed Obligations			1,059

	Asset-Backed Securities—5.7%
	Centre Point Funding LLC—144A, 2010–1A, Tranche 1, 5.430%, 7/20/16	A2	832	868
	Chase Issuance Trust, 2008-A8, Tranche A8, 1.393%, 5/15/17, VRN	AAA	1,250	1,272
	Citibank Credit Card Issuance Trust, 2008-A6, Tranche A6, 1.392%, 5/22/17, VRN	AAA	700	713
	Citibank Omni Master Trust—144A, 2009-A14A, Tranche A14, 2.943%, 8/15/18, VRN	Aaa	1,000	1,027
	GE Capital Credit Card Master Note Trust, 2012–6, Tranche B, 1.830%, 8/17/20	AA-	1,705	1,665
	SLM Student Loan Trust, 2002–1, Tranche B, 0.746%, 1/25/21, VRN	Aaa	2,000	1,986
	Total Asset-Backed Securities			7,531

	Corporate Obligations—36.8%
	The Goldman Sachs Group, Inc., 3.300%, due 5/3/15	A	600	618
	Bank of America Corporation, 1.093%, due 3/22/16, VRN	A	1,000	997
	BHP Billiton Finance USA, Ltd., 5.400%, due 3/29/17	A+	1,000	1,128
	JPMorgan Chase & Co., 6.125%, due 6/27/17	A	1,750	1,974
	American Express Co., 6.150%, due 8/28/17	A+	1,500	1,738
	Capital One Financial Corporation, 6.750%, due 9/15/17	A-	1,000	1,178
	Standard Chartered Bank—144A, 6.400%, due 9/26/17	A+	1,000	1,125
	Wells Fargo & Co., 5.625%, due 12/11/17	AA-	1,250	1,421

Issuer	NRSRO Rating	Principal Amount	Value

U.S. Government and U.S. Government Agency—(continued)

Corporate Obligations—(continued)
Intesa Sanpaolo SpA, 3.875%, due 1/16/18	BBB+	$1,000	$960
Morgan Stanley, 6.625%, due 4/1/18	A	1,250	1,417
General Electric Capital Corporation, 5.625%, due 5/1/18	AA+	1,200	1,376
Philip Morris International, Inc., 5.650%, due 5/16/18	A	1,250	1,441
Simon Property Group L.P., 6.125%, due 5/30/18	A	1,250	1,469
John Deere Capital Corporation, 5.750%, due 9/10/18	A	1,300	1,517
Merrill Lynch & Co., Inc., 6.875%, due 11/15/18	A	1,000	1,165
Glencore Funding LLC—144A, 1.574%, due 1/15/19, VRN	BBB	1,000	929
Petrobras Global Finance BV, 2.414%, due 1/15/19, VRN	A3	1,250	1,225
Honeywell International, Inc., 5.000%, due 2/15/19	A	1,280	1,463
The Procter & Gamble Co., 4.700%, due 2/15/19	AA-	500	564
Citigroup, Inc., 8.500%, due 5/22/19	A	1,250	1,575
Burlington Northern Santa Fe LLC, 4.700%, due 10/1/19	A3	1,000	1,110
Boston Properties L.P., 5.875%, due 10/15/19	A-	1,350	1,557
Royal Bank of Scotland Group plc, 6.400%, due 10/21/19	A	750	833
The Goldman Sachs Group, Inc., 6.000%, due 6/15/20	A	1,250	1,405
Alcoa, Inc., 6.150%, due 8/15/20	BBB-	750	768
Georgia-Pacific LLC—144A, 5.400%, due 11/1/20	A	1,000	1,115
Hewlett-Packard Co., 4.300%, due 6/1/21	A-	1,250	1,222
Corporation Nacional del Cobre de Chile—144A, 3.875%, due 11/3/21	A1	1,000	975
Gilead Sciences, Inc., 4.400%, due 12/1/21	A-	1,425	1,530
Itau Unibanco Holding S.A.—144A, 6.200%, due 12/21/21	BBB	750	759
SLM Corporation, 7.250%, due 1/25/22	BBB-	750	788
Masco Corporation, 5.950%, due 3/15/22	BBB-	1,000	1,050
Potomac Electric Power Co., 3.050%, due 4/1/22	A	1,000	987
American International Group, Inc., 4.875%, due 6/1/22	A-	1,275	1,359
Odebrecht Finance Ltd.—144A, 5.125%, due 6/26/22	BBB-	1,000	980

See accompanying Notes to Financial Statements.

104	Semi-Annual Report	June 30, 2013

Income Fund

Portfolio of Investments, June 30, 2013 (all dollar amounts in thousands) (unaudited)

Issuer	NRSRO Rating	Principal Amount	Value

U.S. Government and U.S. Government Agency—(continued)

Corporate Obligations—(continued)
Bancolombia S.A., 5.125%, due 9/11/22	BBB-	$1,000	$953
Mexichem S.A.B. de C.V.—144A, 4.875%, due 9/19/22	BBB-	750	754
WEA Finance LLC—144A, 3.375%, due 10/3/22	A2	1,000	943
Jones Lang LaSalle, Inc., 4.400%, due 11/15/22	Baa2	625	613
Royal Bank of Scotland Group plc, 6.125%, due 12/15/22	BB+	800	761
Carlyle Holdings Finance LLC—144A, 3.875%, due 2/1/23	A-	1,200	1,161
Corporation Lindley S.A.—144A, 4.625%, due 4/12/23	BBB-	750	728
Toll Brothers Finance Corporation, 4.375%, due 4/15/23	BBB-	900	837
Total Corporate Obligations			48,468

Total Long-Term Investments—98.8% (cost $129,503)			130,244

Total Investments—98.8% (cost $129,503)			130,244
Cash and other assets, less liabilities—1.2%			1,605
Net assets—100.0%			$131,849

NRSRO = Nationally Recognized Statistical Rating Organization—The credit quality ratings of the securities in the Fund reflect the highest category rating by either Fitch Ratings, Moody’s Investors Service Inc., or Standard & Poor’s, a division of the McGraw-Hill Companies, Inc.

The obligations of certain U. S. Government-sponsored securities are neither issued nor guaranteed by the U. S. Treasury.

VRN = Variable Rate Note

§ = Deemed illiquid pursuant to Liquidity Procedures approved by the Board of Trustees. These holdings represent 0.80% of the net assets at June 30, 2013.

* = Non-income producing securities

** = Fair valued pursuant to Valuation Procedures adopted by the Board of Trustees. These holdings represent 0.69% of the Fund’s net assets at June 30, 2013.

ø = Moody’s withdrew its rating as of July 29, 2011. The rating shown represents the last issued. The bond currently is not rated by a NRSRO.

See accompanying Notes to Financial Statements.

June 30, 2013	William Blair Funds	105

LOW DURATION FUND

The Low Duration Fund seeks to maximize total return. Total return includes both income and capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Christopher T. Vincent Paul J. Sularz

The William Blair Low Duration Fund (Class N shares) posted a 1.27% decrease, net of fees, for the six months ended June 30, 2013. By comparison, the Fund’s benchmark index, the Bank of America Merrill Lynch 1-Year U.S. Treasury Note Index (the “Index”), increased 0.11%.

Portfolio Results

The Fund’s underperformance year-to-date was caused primarily by the performance of mortgage-backed securities (“MBS”) held in the Fund, as MBS comprises the majority of the Fund’s assets (approximately 70%). An allocation to U.S. Treasury Inflation-Protected Securities (“TIPS”) also detracted from performance. Factors that had a positive impact on the Fund’s performance year-to-date included its exposures to floating-rate instruments in the corporate and asset-backed sectors.

The Fund’s positioning in MBS detracted year-to-date. MBS risk spreads widened during the second quarter of 2013 due to elevated levels of volatility created by uncertainty regarding when and how the Federal Open Market Committee (“FOMC”) will end its quantitative easing programs. MBS were one of the segments of the bond market that the FOMC targeted in its purchases for the quantitative easing programs. The Fund’s allocation to TIPS also had a negative effect on performance year-to-date. TIPS underperformed the broad market because the market’s expectations for inflation declined due to the FOMC’s signals that it will slow down the pace of purchases in its quantitative easing programs, with the result being less inflationary pressures.

An allocation to floating-rate instruments in the corporate and asset-backed sectors mitigated declines year-to-date. The floating-rate instruments helped preserve principal as interest rates rose rapidly during the second quarter of 2013.

Fixed Income Markets Summary & Outlook

Fixed income instruments declined year-to-date after a volatile second quarter. Interest rates rose, interest rate volatility spiked, and risk spreads widened. The 10-year Treasury note yielded 2.49% at June 30, 2013.

We believe that the threat of a sustained, rapid rise in interest rates is subdued, though longer-term interest rates may trend higher. Interest rate volatility has increased due to uncertainty surrounding the timing and magnitude of the FOMC’s exit from its quantitative easing programs. However, the FOMC continues to assert that its policy interest rate will be maintained at low levels until the unemployment rate declines below 6.5% and inflation expectations are well-anchored, and the market’s prices imply that will occur in late 2014 at the earliest.

With corporations holding record levels of cash, the corporate bond market remains concerned about shareholder-friendly activities such as leveraged buyouts (“LBOs”), large share repurchases, and special dividends. We believe idiosyncratic risks are among the top issues for investment-grade corporate bond investors, but we do not believe the market will enter a period of excessive LBO activity.

We believe that spread sectors are poised to lead the market. Risk premiums across all spread sectors remain elevated versus long-term averages but not approaching the historically cheap levels experienced in prior years. In addition, fundamentals are strong, as corporations’ balance sheets are strong given their historically high level of cash holdings. For these reasons, coupled with the low level of Treasury interest rates, we are bullish on spread products relative to Treasuries.

106	Semi-Annual Report	June 30, 2013

Low Duration Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 6/30/2013
	Year to Date	1 Year	3 Year	Since Inception(a)
Class N	(1.27)%	(0.09)%	1.22%	1.25%
Class I	(1.20)	0.06	1.36	1.39
Institutional Class	(1.01)	0.32	1.53	1.58
Bank of America Merrill Lynch 1-Year U.S. Treasury Note Index	0.11	0.32	0.41	0.44

(a)	For the period from December 1, 2009 (Commencement of Operations) to June 30, 2013.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) fees. Institutional Class Shares are available to institutional investors without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Bank of America Merrill Lynch 1-Year U.S. Treasury Note Index is comprised of a single U.S. Treasury Note issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding U.S. Treasury Note that matures closest to, but not beyond one year from the rebalancing date.

This report identifies the Fund’s investments on June 30, 2013. These holdings are subject to change. Not all investments in the Fund performed the same, nor is there any guarantee that these investments will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total investments.

June 30, 2013	William Blair Funds	107

Low Duration Fund

Portfolio of Investments, June 30, 2013 (all dollar amounts in thousands) (unaudited)

	Issuer	Principal Amount	Value

	U.S. Government and U.S. Government Agency—72.8%

	U.S. Treasury Inflation Indexed Notes/Bonds—2.2%
	U.S. Treasury Inflation Indexed Note, 2.375%, due 1/15/17	$3,748	$4,154
	U.S. Treasury Inflation Indexed Note, 1.625%, due 1/15/18	2,220	2,430
	Total U.S. Treasury Inflation Indexed Notes/Bonds		6,584

	Government National Mortgage Association (GNMA)—0.9%
#	623159, 5.000%, due 11/15/13	6	6
#	628400, 6.000%, due 11/15/13	15	15
#	002682, 6.500%, due 11/20/13	2	2
#	623182, 5.000%, due 12/15/13	14	16
#	781010, 6.500%, due 4/15/14	12	12
#	002761, 6.000%, due 5/20/14	11	11
#	002787, 5.500%, due 7/20/14	2	2
#	781275, 6.000%, due 10/15/14	38	39
	GNR 2011–24 VA, 3.500%, due 2/20/16	1,054	1,100
#	561031, 5.500%, due 9/15/16	144	153
#	003180, 6.000%, due 1/20/17	22	23
#	781567, 5.000%, due 2/15/18	59	63
#	606406, 5.000%, due 4/15/18	82	89
#	003438, 4.500%, due 9/20/18	142	153
#	003465, 4.500%, due 11/20/18	47	51
#	004430, 4.500%, due 5/20/24	749	803
	Total GNMA Mortgage Obligations		2,538

	Federal Home Loan Mortgage Corp. (FHLMC)—18.6%
#	G12631, 5.500%, due 4/1/17	201	215
#	G13127, 4.500%, due 4/1/18	54	56
#	G11606, 4.500%, due 5/1/18	22	23
#	E96962, 4.000%, due 6/1/18	98	103
#	E01418, 4.000%, due 7/1/18	22	23
#	E01424, 4.000%, due 8/1/18	11	12
#	E99160, 4.500%, due 9/1/18	117	122
#	E99582, 5.000%, due 9/1/18	29	30
#	E99659, 4.500%, due 10/1/18	160	167
#	B11362, 5.500%, due 12/1/18	17	18
#	G13367, 5.500%, due 12/1/18	378	404
#	B11849, 5.500%, due 1/1/19	194	208
#	B12826, 4.500%, due 3/1/19	637	671
#	B13051, 4.500%, due 4/1/19	86	92
#	B13143, 4.500%, due 4/1/19	428	457
#	B14961, 4.500%, due 6/1/19	86	92
#	B15141, 4.500%, due 6/1/19	85	90
#	G11604, 5.000%, due 7/1/19	166	177
#	G11596, 5.500%, due 8/1/19	141	152
#	G11605, 5.500%, due 9/1/19	66	72
#	B17142, 4.500%, due 11/1/19	1,047	1,115
#	B17161, 4.500%, due 11/1/19	29	31
#	G11697, 5.500%, due 4/1/20	1,100	1,189
#	J02537, 5.000%, due 9/1/20	66	70
#	G12113, 5.500%, due 5/1/21	198	214
#	E02322, 5.500%, due 5/1/22	56	61
#	J06484, 5.500%, due 11/1/22	460	498

	Issuer	Principal Amount	Value

	U.S. Government and U.S. Government Agency—(continued)

	Federal Home Loan Mortgage Corp. (FHLMC)—(continued)
#	J06871, 5.500%, due 1/1/23	$ 161	$174
#	J08703, 5.500%, due 9/1/23	72	78
#	J10351, 4.000%, due 7/1/24	288	310
#	C00351, 8.000%, due 7/1/24	99	116
#	G13695, 4.000%, due 9/1/24	1,361	1,465
#	G00363, 8.000%, due 6/1/25	139	161
#	J12853, 4.000%, due 8/1/25	200	215
#	C80329, 8.000%, due 8/1/25	26	30
#	J13022, 4.000%, due 9/1/25	2,473	2,662
#	J14491, 4.000%, due 2/1/26	6,741	7,335
#	G14150, 4.500%, due 4/1/26	3,235	3,455
#	E02912, 5.000%, due 6/1/26	991	1,062
#	J16051, 4.500%, due 7/1/26	4,083	4,362
#	J18361, 3.500%, due 3/1/27	3,323	3,515
#	J19032, 3.500%, due 5/1/27	1,549	1,640
#	G04053, 5.500%, due 3/1/38	2,696	2,984
#	G04424, 6.000%, due 6/1/38	202	223
#	G04778, 6.000%, due 7/1/38	192	215
#	A81372, 6.000%, due 8/1/38	72	80
#	G04544, 6.000%, due 8/1/38	1,113	1,218
#	G04687, 6.000%, due 9/1/38	268	296
#	G04745, 6.000%, due 9/1/38	130	143
#	A81799, 6.500%, due 9/1/38	824	927
#	G06964, 5.500%, due 11/1/38	4,237	4,779
#	G05723, 6.500%, due 11/1/38	3,769	4,232
#	A92646, 5.500%, due 6/1/40	358	398
#	G06017, 5.500%, due 6/1/40	2,344	2,593
#	G06583, 5.000%, due 6/1/41	1,592	1,779
#	4122, Tranche FP, 0.593%, due 10/15/42, VRN	1,314	1,313
	Total FHLMC Mortgage Obligations		54,122

	Federal National Mortgage Association (FNMA)—51.1%
#	679220, 6.000%, due 12/1/14	9	9
#	256224, 5.500%, due 4/1/16	16	17
#	254181, 5.000%, due 1/1/17	51	55
#	256559, 5.500%, due 1/1/17	9	10
#	256606, 5.500%, due 2/1/17	12	13
#	256646, 5.500%, due 3/1/17	10	11
#	545862, 5.000%, due 8/1/17	54	57
#	545898, 5.500%, due 9/1/17	298	314
#	545899, 5.500%, due 9/1/17	314	331
#	254510, 5.000%, due 11/1/17	50	53
#	555029, 5.000%, due 11/1/17	39	42
#	254545, 5.000%, due 12/1/17	22	23
#	254590, 5.000%, due 1/1/18	25	26
#	257067, 5.000%, due 1/1/18	58	62
#	663692, 5.000%, due 1/1/18	116	124
#	674713, 5.000%, due 1/1/18	9	10
#	679305, 5.000%, due 1/1/18	46	49
#	254591, 5.500%, due 1/1/18	233	246
#	678938, 5.500%, due 2/1/18	23	25
#	683100, 5.500%, due 2/1/18	301	318
#	254684, 5.000%, due 3/1/18	15	16
#	675717, 5.000%, due 3/1/18	180	193

See accompanying Notes to Financial Statements.

108	Semi-Annual Report	June 30, 2013

Low Duration Fund

Portfolio of Investments, June 30, 2013 (all dollar amounts in thousands) (unaudited)

	Issuer	Principal Amount	Value

	U.S. Government and U.S. Government Agency—(continued)

	Federal National Mortgage Association (FNMA)—(continued)
#	681361, 5.000%, due 3/1/18	$ 66	$70
#	656564, 5.000%, due 4/1/18	1,115	1,191
#	696677, 5.000%, due 4/1/18	72	77
#	702888, 5.000%, due 4/1/18	107	115
#	695838, 5.500%, due 4/1/18	70	74
#	254721, 5.000%, due 5/1/18	180	193
#	697593, 5.000%, due 5/1/18	182	194
#	702332, 5.000%, due 5/1/18	36	39
#	704049, 5.500%, due 5/1/18	703	743
#	735357, 5.500%, due 5/1/18	979	1,037
#	656573, 5.000%, due 6/1/18	179	191
#	709848, 5.000%, due 6/1/18	161	172
#	728715, 5.000%, due 7/1/18	294	314
#	735003, 5.500%, due 7/1/18	1,001	1,060
#	711991, 5.000%, due 8/1/18	156	166
#	190341, 5.000%, due 9/1/18	42	45
#	743183, 5.000%, due 10/1/18	65	70
#	555872, 5.000%, due 11/1/18	162	173
#	749596, 5.000%, due 11/1/18	246	266
#	745237, 5.000%, due 12/1/18	48	51
#	753866, 6.000%, due 12/1/18	337	362
#	761246, 5.000%, due 1/1/19	340	369
#	761267, 4.500%, due 2/1/19	567	617
#	255079, 5.000%, due 2/1/19	42	45
#	766059, 5.500%, due 2/1/19	250	270
#	766276, 5.000%, due 3/1/19	372	400
#	742086, 4.500%, due 4/1/19	2,090	2,275
#	779363, 5.000%, due 6/1/19	71	77
#	785259, 5.000%, due 8/1/19	289	311
#	761489, 5.500%, due 9/1/19	165	178
#	788424, 5.500%, due 9/1/19	69	75
#	725953, 5.000%, due 10/1/19	87	95
#	745877, 5.000%, due 1/1/20	195	212
#	735401, 5.500%, due 3/1/20	191	202
#	357865, 5.000%, due 7/1/20	190	205
#	357978, 5.000%, due 9/1/20	204	221
#	745735, 5.000%, due 3/1/21	638	685
#	879607, 5.500%, due 4/1/21	103	111
#	831497, 6.000%, due 4/1/21	373	408
#	880993, 6.000%, due 1/1/22	24	26
#	972934, 5.500%, due 2/1/23	297	321
#	889342, 5.000%, due 3/1/23	120	128
#	982878, 4.500%, due 5/1/23	425	458
#	555734, 5.000%, due 7/1/23	822	903
#	254908, 5.000%, due 9/1/23	54	58
#	AE0011, 5.500%, due 9/1/23	166	179
#	747339, 5.500%, due 10/1/23	406	449
#	255165, 4.500%, due 3/1/24	86	92
#	934808, 4.500%, due 3/1/24	216	232
#	AA4519, 4.500%, due 3/1/24	1,663	1,805
#	AA2922, 4.000%, due 4/1/24	960	1,035
#	AA5028, 4.500%, due 4/1/24	318	346
#	190988, 9.000%, due 6/1/24	142	160
#	993231, 4.000%, due 7/1/24	1,225	1,323
#	AC1520, 4.000%, due 9/1/24	140	150
#	AC3674, 4.500%, due 10/1/24	1,632	1,776

	Issuer	Principal Amount	Value

	U.S. Government and U.S. Government Agency—(continued)

	Federal National Mortgage Association (FNMA)—(continued)
#	AC5410, 4.500%, due 10/1/24	$ 625	$678
#	932095, 4.000%, due 11/1/24	8,067	8,707
#	AC5124, 4.000%, due 11/1/24	1,073	1,158
#	AC6600, 4.500%, due 11/1/24	83	90
#	AC6257, 4.000%, due 12/1/24	3,749	4,045
#	AC8857, 4.500%, due 12/1/24	65	71
#	AC9560, 5.000%, due 1/1/25	3,503	3,799
#	AL3422, 5.000%, due 1/1/25	1,408	1,578
#	932449, 4.000%, due 2/1/25	429	463
#	932629, 4.000%, due 3/1/25	470	507
#	AD0855, 4.000%, due 3/1/25	349	375
#	932723, 4.000%, due 4/1/25	502	542
#	AD4073, 4.000%, due 5/1/25	185	200
#	935995, 4.000%, due 6/1/25	186	201
#	AD4677, 4.000%, due 6/1/25	1,845	1,991
#	AD8164, 4.000%, due 8/1/25	4,023	4,341
#	AE1176, 4.000%, due 8/1/25	730	787
#	AB1459, 4.000%, due 9/1/25	359	387
#	AD8190, 4.000%, due 9/1/25	1,616	1,738
#	AH2671, 4.000%, due 1/1/26	1,711	1,847
#	890329, 4.000%, due 4/1/26	3,025	3,252
#	AI4856, 4.500%, due 6/1/26	3,043	3,313
#	AL2851, 4.000%, due 8/1/26	3,542	3,822
#	AH9564, 3.500%, due 9/1/26	4,287	4,522
#	AB3497, 4.000%, due 9/1/26	1,787	1,922
#	AB3608, 3.500%, due 10/1/26	4,259	4,493
#	AI7363, 3.500%, due 10/1/26	1,119	1,180
#	AJ2322, 3.500%, due 10/1/26	3,924	4,139
#	AB3975, 3.500%, due 12/1/26	1,532	1,616
#	AJ8149, 3.500%, due 12/1/26	3,006	3,171
#	AJ7724, 4.000%, due 12/1/26	2,412	2,605
#	AK0498, 3.500%, due 1/1/27	811	855
#	AK2768, 3.500%, due 3/1/27	2,724	2,873
#	AK7384, 4.000%, due 3/1/27	3,460	3,737
#	AB4818, 4.000%, due 4/1/27	2,620	2,829
#	AP0446, 3.500%, due 7/1/27	6,921	7,304
#	AP0462, 3.500%, due 7/1/27	1,108	1,169
#	AL2590, 4.000%, due 7/1/27	6,387	6,899
#	AQ8404, 3.000%, due 12/1/27	2,970	3,068
#	809926, 5.500%, due 2/1/35	197	219
#	829306, 6.000%, due 9/1/35	92	101
#	886762, 7.000%, due 9/1/36	983	1,126
#	928574, 6.000%, due 7/1/37	191	210
#	889385, 6.000%, due 2/1/38	1,418	1,578
#	975649, 6.000%, due 7/1/38	302	328
#	AA8706, 5.500%, due 6/1/39	4,623	5,352
#	935532, 4.500%, due 8/1/39	96	105
#	AC0505, 5.500%, due 9/1/39	1,480	1,713
#	AC3270, 5.500%, due 9/1/39	3,065	3,550
#	AC6651, 4.500%, due 12/1/39	125	136
#	AD3360, 5.500%, due 5/1/40	4,081	4,571
#	AB1146, 5.000%, due 6/1/40	449	495
#	AD8810, 5.500%, due 6/1/40	1,676	1,941
#	AL0913, 6.000%, due 7/1/41	5,708	6,318
Total FNMA Mortgage Obligations			148,821

See accompanying Notes to Financial Statements.

June 30, 2013	William Blair Funds	109

Low Duration Fund

Portfolio of Investments, June 30, 2013 (all dollar amounts in thousands) (unaudited)

Issuer	NRSRO Rating	Principal Amount	Value

Asset-Backed Securities—14.5%
Nissan Auto Receivables Owner Trust, 2010-A, Tranche A3, 0.870%, 7/15/14	Aaa	$ 49	$49
CarMax Auto Owner Trust, 2012–1, Tranche A2, 0.590%, 3/16/15	AAA	263	263
CNH Equipment Trust, 2010-C, Tranche A3, 1.170%, 5/15/15	AAA	87	87
Harley-Davidson Motorcycle Trust, 2011–2, Tranche A2, 0.710%, 5/15/15	Aaa	167	168
FPL Recovery Funding LLC, 2007-A, Tranche A2, 5.044%, 8/1/15	AAA	160	161
Chase Issuance Trust, 2008-A13, Tranche A13, 1.773%, 9/15/15, VRN	AAA	100	100
Hertz Vehicle Financing LLC—144A, 2009–2A, Tranche A2, 5.290%, 3/25/16	Aaa	2,950	3,132
CNH Equipment Trust, 2010-C, Tranche A4, 1.750%, 5/16/16	AAA	60	61
Avis Budget Rental Car Funding AESOP LLC—144A, 2010–3A, Tranche A, 4.640%, 5/20/16	Aaa	1,400	1,481
Citibank Credit Card Issuance Trust, 2002-A4, Tranche A4, 0.443%, 6/7/16, VRN	AAA	2,200	2,200
Centre Point Funding LLC—144A, 2010–1A, Tranche 1, 5.430%, 7/20/16	A2	1,457	1,519
CNH Equipment Trust, 2011-B, Tranche A3, 0.910%, 8/15/16	AAA	590	590
Discover Card Execution Note Trust, 2011-A1, Tranche A1, 0.543%, 8/15/16, VRN	Aaa	1,400	1,401
Bank of America Credit Card Trust, 2007-A6, Tranche A6, 0.253%, 9/15/16, VRN	AAA	20	20
Enterprise Fleet Financing LLC—144A, 2011–2, Tranche A2, 1.430%, 10/20/16	AAA	686	686
GE Capital Credit Card Master Note Trust, 2011–1, Tranche A, 0.743%, 1/15/17, VRN	Aaa	620	621
Ford Credit Floorplan Master Owner Trust A—144A, 2010–3, Tranche A2, 1.893%, 2/15/17, VRN	AAA	2,000	2,040
GE Dealer Floorplan Master Note Trust, 2012–1, Tranche A, 0.762%, 2/20/17, VRN	Aaa	2,010	2,016
Bank of America Credit Card Trust, 2007-A15, Tranche A15, 0.543%, 4/17/17, VRN	AAA	100	100
Chase Issuance Trust, 2008-A8, Tranche A8, 1.393%, 5/15/17, VRN	AAA	3,000	3,054

Issuer	NRSRO Rating	Principal Amount	Value

Asset-Backed Securities—(continued)
Nissan Master Owner Trust, 2012-A, Tranche A, 0.663%, 5/15/17, VRN	Aaa	$2,196	$2,193
Citibank Credit Card Issuance Trust, 2008-A6, Tranche A6, 1.392%, 5/22/17, VRN	AAA	200	204
Ally Master Owner Trust, 2010–4, Tranche A, 1.263%, 8/15/17, VRN	Aaa	125	126
GE Dealer Floorplan Master Note Trust, 2012–4, Tranche A, 0.632%, 10/20/17, VRN	Aaa	2,000	1,986
Ford Credit Floorplan Master Owner Trust, 2013–1, Tranche A2, 0.573%, 1/15/18, VRN	AAA	1,900	1,899
Discover Card Execution Note Trust, 2010-A2, Tranche A2, 0.773%, 3/15/18, VRN	AAA	350	352
Citibank Omni Master Trust—144A, 2009-A14A, Tranche A14, 2.943%, 8/15/18, VRN	Aaa	2,000	2,054
Bank of America Credit Card Trust, 2007-A11, Tranche A11, 0.263%, 12/15/19, VRN	AAA	75	74
Capital One Multi-Asset Execution Trust, 2007-A2, Tranche A2, 0.273%, 12/16/19, VRN	AAA	215	213
American Express Credit Account Secured Note Trust, 2012–4, Tranche A, 0.433%, 5/15/20, VRN	AAA	2,200	2,193
SLM Student Loan Trust, 2002–1, Tranche B, 0.746%, 1/25/21, VRN	Aaa	4,500	4,469
MBNA Credit Card Master Note Trust, 2004-A3, Tranche A3, 0.453%, 8/16/21, VRN	AAA	475	469
SLM Student Loan Trust, 2008–5, Tranche A4, 1.976%, 7/25/23, VRN	Aaa	4,000	4,132
SLM Private Education Loan Trust—144A, 2011-A, Tranche A3, 2.693%, 1/15/43, VRN	AAA	2,000	2,070
Total Asset-Backed Securities			42,183

Corporate Obligations—11.1%
Morgan Stanley, 6.000%, due 5/13/14	A	1,300	1,352
Daimler Finance North America LLC—144A, 0.879%, due 1/9/15, VRN	A-	1,000	1,003
The Goldman Sachs Group, Inc., 0.777%, due 1/12/15, VRN	A	1,000	998
The Goldman Sachs Group, Inc., 5.125%, due 1/15/15	A	1,000	1,055
American International Group, Inc., 3.000%, due 3/20/15	A-	1,150	1,185

See accompanying Notes to Financial Statements.

110	Semi-Annual Report	June 30, 2013

Low Duration Fund

Portfolio of Investments, June 30, 2013 (all dollar amounts in thousands) (unaudited)

Issuer	NRSRO Rating	Principal Amount	Value

Corporate Obligations—(continued)
JPMorgan Chase & Co., 1.875%, due 3/20/15	A+	$1,525	$1,543
Citigroup, Inc., 4.700%, due 5/29/15	A	1,300	1,381
American Express Credit Corporation, 2.750%, due 9/15/15	A+	1,000	1,037
Royal Bank of Scotland Group, PLC, 2.550%, due 9/18/15	A	3,000	3,050
AbbVie, Inc.—144A, 1.200%, due 11/6/15	A	1,250	1,251
Capital One Financial Corporation, 1.000%, due 11/6/15	A-	3,000	2,959
McKesson Corporation, 0.950%, due 12/4/15	A-	1,000	997
General Electric Capital Corporation, 1.000%, due 1/8/16	AA+	1,000	995
Petrobras International Finance Co., 3.875%, due 1/27/16	A3	3,000	3,087
Morgan Stanley, 1.523%, due 2/25/16, VRN	A	1,700	1,695
Bank of America Corporation, 1.093%, due 3/22/16, VRN	A	3,000	2,991
Capital One NA, 0.723%, due 3/22/16, VRN	A3	2,500	2,483
Petrobras Global Finance BV, 1.894%, due 5/20/16, VRN	A3	1,400	1,392
Hewlett-Packard Co., 3.300%, due 12/9/16	A-	2,000	2,076
Total Corporate Obligations			32,530

Total Long-Term Investments—98.4% (cost $288,575)			286,778

Total Investments—98.4% (cost $288,575)			286,778
Cash and other assets, less liabilities—1.6%			4,537
Net assets—100.0%			$291,315

NRSRO = Nationally Recognized Statistical Rating Organization—The credit quality ratings of the securities in the Fund reflect the highest category rating by either Fitch Ratings, Moody’s Investors Service Inc., or Standard & Poor’s, a division of the McGraw-Hill Companies, Inc.

The obligations of certain U. S. Government-sponsored securities are neither issued nor guaranteed by the U. S. Treasury.

VRN = Variable Rate Note

See accompanying Notes to Financial Statements.

June 30, 2013	William Blair Funds	111

Christopher T. Vincent

Kathleen M. Lynch

READY RESERVES FUND

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

The William Blair Ready Reserves Fund (Class N shares) posted a 0.00% return, net of fees, for the six months ended June 30, 2013. By comparison, the Fund’s benchmark, AAA Rated Money Market Funds, increased 0.01%.

Portfolio Results

The Fund preserved principal successfully year-to-date while investing in accordance with the SEC’s Rule 2a-7 for money market funds. The Fund invested primarily in commercial paper issued by Tier 1 industrial companies and repurchase agreements. The Fund’s weighted average maturity has been maintained at a defensive level that has been shorter than what is required by the SEC’s Rule 2a-7.

Money Market Outlook

Short-term interest rates continue to be held down by the weight of the Federal Open Market Committee’s (FOMC) large-scale asset purchases, known as quantitative easing (QE). The FOMC continues to purchase securities that dealers are pledging as collateral for reverse repurchase agreements (repo). These agreements are collateralized short-term loans that are generally employed by money market funds to meet Rule 2a-7 mandated liquidity requirements. The FOMC is purchasing collateral which is effectively shrinking the repo market and creating a significant amount of demand for other money market eligible securities such as corporate commercial paper. The corporate commercial paper market is also exhibiting low interest rates as corporations’ balances sheets are flushed with cash, limiting the need for short-term funding.

We do not anticipate that this trend will reverse in the near-term. It is widely expected that the FOMC will begin to trim its QE activities in the next several months; however, the Fed continues to assert that the federal funds’ rate will remain at exceptionally low levels until the unemployment rate improves below 6.5% and inflation expectations are well-anchored.

In June, the U.S. Securities and Exchange Commission (SEC) unanimously agreed to propose rule amendments that govern money market funds. The proposed rule amendments were designed to address money market funds susceptibility to heavy redemptions, improve their ability to manage and mitigate potential contagion from such redemptions and increase transparency of portfolio risks while preserving as much as possible the benefits of money market funds.

The SEC has requested money market participants to submit comments on two alternatives. The first alternative would require prime institutional money market funds to float their net asset values. The second alternative would allow money market funds to maintain a constant net asset value at $1.00 and require the implementation of liquidity fees and redemption gates. The comment period closes on September 17, 2013. At which time, the SEC will collect and study the merits of the comments. We do not anticipate hearing from the SEC on this matter until the first quarter 2014.

112	Semi-Annual Report	June 30, 2013

 Ready Reserves Fund

Performance Highlights (Unaudited)

The Fund’s 7 day yield on June 30, 2013 was 0.01%.

Average Annual Total Returns—Class N Shares
period ended 6/30/2013

	Year to Date	1 Year	3 Year	5 Year	10 Year
Class N	0.00%	0.01%	0.01%	0.19%	1.51%
AAA Rated Money Market Funds	0.01	0.01	0.02	0.23	1.49
30 Day Treasury Bills	0.02	0.05	0.07	0.16	1.54

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Class N Shares are available to the general public without a sales load. Total return includes reinvestment of income. Yields fluctuate and are not guaranteed. An investment in the Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corp. (FDIC) or any government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The AAA Rated Money Market Funds represents the average annual composite performance of all AAA rated First Tier Retail Money Market Funds listed by iMoneyNet data.

This report identifies the Fund’s investments on June 30, 2013. These holdings are subject to change. Not all fixed-income securities in the Fund performed the same, nor is there any guarantee that these fixed-income securities will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total investments.

June 30, 2013	William Blair Funds	113

Ready Reserves Fund

Portfolio of Investments, June 30, 2013 (all dollar amounts in thousands) (unaudited)

Issuer	Principal Amount	Amortized Cost

U.S. Government and U.S. Government Agency—4.7%

Federal National Mortgage Association (FNMA)—3.1%
Federal National Mortgage Association, 0.500%-4.375%, 7/17/13-9/17/13	$37,620	$37,654
Total Federal National Mortgage Association (FNMA)		37,654

U.S. Treasury—1.6%
U.S. Treasury Bill, 0.014%, 7/11/13	20,000	20,000

Corporate Notes—9.7%
Bristol-Myers Squibb Co., 5.250%, 8/15/13	3,450	3,471
Caterpillar Financial Services Corporation, 1.550%-4.900%, 8/15/13-1/15/14	14,028	14,155
CME Group, Inc., 5.400%, 8/1/13	2,127	2,136
Deere & Co., 6.950%, 4/25/14	1,000	1,054
EI du Pont de Nemours & Co., 1.750%, 3/25/14	10,000	10,108
General Electric Capital Corporation, 1.875%-5.900%, 9/16/13-5/13/14	39,077	39,726
International Business Machines Corporation, 1.000%-1.250%, 8/5/13-5/12/14	22,972	23,073
John Deere Capital Corporation, 4.900%, 9/9/13	7,211	7,274
PepsiCo, Inc., 0.875%, 10/25/13	2,000	2,004
Pfizer, Inc., 4.500%, 2/15/14	7,505	7,702
Toyota Motor Credit Corporation, 1.375%, 8/12/13	650	651
Wal-Mart Stores, Inc., 0.750%-1.625%, 10/25/13-4/15/14	7,302	7,365
Total Corporate Notes		118,719

Commercial Paper—66.3%
Abbott Laboratories, 0.080%-0.110%, 7/18/13-9/4/13	43,000	42,993
American Honda Finance Corporation, 0.050%-0.110%, 7/8/13-8/23/13	43,000	42,997
Caterpillar Financial Services Corporation, 0.080%-0.170%, 7/25/13-9/26/13	29,000	28,994
Chevron Corporation, 0.050%-0.080%, 7/2/13-7/22/13	36,000	35,999
Coca-Cola Co. (The), 0.050%-0.110%, 7/10/13-9/24/13	43,274	43,270
Colgate Palmolive Co., 0.040%-0.060%, 7/8/13-7/16/13	20,000	20,000
ConocoPhillips Qatar Funding, Ltd., 0.090%-0.130%, 7/18/13-7/29/13	32,800	32,797
Dover Corporation, 0.080%-0.100%, 7/1/13-7/11/13	46,000	46,000
EI du Pont de Nemours & Co., 0.060%-0.080%, 7/8/13-7/23/13	34,000	34,000
Illinois Tool Works, Inc., 0.080%-0.100%, 7/1/13-7/12/13	30,000	30,000

Issuer	Principal Amount	Amortized Cost

Commercial Paper—(continued)
International Business Machines Corporation, 0.030%-0.040%, 7/1/13-7/8/13	$ 20,000	$20,000
John Deere Financial Ltd., 0.080%-0.100%, 7/1/13-7/25/13	36,100	36,099
Johnson & Johnson, 0.030%, 7/15/13	10,000	10,000
Kimberly-Clark Worldwide, Inc., 0.060%, 7/8/13	10,800	10,800
Merck & Co., Inc., 0.060%-0.080%, 7/15/13-7/26/13	42,000	42,000
Nestle Capital Corporation, 0.070%-0.100%, 7/11/13	6,000	6,000
PACCAR Financial Corporation, 0.070%-0.090%, 7/2/13-7/24/13	42,100	42,099
PepsiCo, Inc., 0.050%-0.070%, 7/8/13-8/1/13	42,000	42,000
Pfizer, Inc., 0.030%-0.050%, 7/2/13-7/16/13	42,000	42,000
Praxair, Inc., 0.040%-0.050%, 7/5/13-7/22/13	29,700	29,700
Private Export Funding Corporation, 0.120%, 7/17/13	7,000	6,999
Procter & Gamble Co. 0.080%-0.140%, 8/1/13-8/6/13	24,691	24,687
Roche Holdings, Inc., 0.070%, 7/8/13-7/26/13	32,000	32,000
Toyota Credit de Puerto Rico Corporation, 0.040%-0.090%, 7/1/13-7/31/13	43,000	42,999
Unilever Capital Corporation, 0.060%-0.110%, 7/3/13-8/6/13	42,000	41,998
Wal-Mart Stores, Inc., 0.050%-0.090%, 7/1/13-9/16/13	28,000	27,999
Total Commercial Paper		814,430

Repurchase Agreements—19.2%
Bank of America, 0.110% dated 6/28/13, due 7/1/13, repurchase price $60,001, collateralized by FMAC, 2.500%-5.200%, due 7/1/24–10/1/32, and FNMA, 2.500%-5.000%, due 8/1/23–2/1/43	60,000	60,000
Fixed Income Clearing Corporation, 0.010% dated 6/28/13, due 7/1/13, repurchase price $116,088, collateralized by FHLB, 3.300%-5.500%, due 8/27/32–7/15/36, and FNMA, 3.430%, due 5/27/33	116,088	116,088
Goldman Sachs, 0.120% dated 6/28/13, due 7/1/13, repurchase price $60,001, collateralized by FMAC, 3.000%, due 6/1/33, and FNMA, 4.000%, due 3/1/42	60,000	60,000
Total Repurchase Agreements		236,088

Total Investments—99.9% (cost $1,226,891)		1,226,891

Cash and other assets, less liabilities—0.1%		995
Net assets—100.0%		$1,227,886
Portfolio Weighted Average Maturity		33 days

See accompanying Notes to Financial Statements.

114	Semi-Annual Report	June 30, 2013

Statements of Assets and Liabilities

As of June 30, 2013 (dollar amounts in thousands) (unaudited)

	Growth Fund	Large Cap Growth Fund	Mid Cap Growth Fund	Small-Mid Cap Growth Fund
Assets
Investments in securities, at cost	$614,379	$25,136	$410,319	$398,189
Investments in securities, at value	$793,274	$32,110	$464,850	$499,250
Receivable for securities sold	2,065	163	373	687
Receivable for fund shares sold	3,200	60	1,299	1,349
Receivable from Advisor	—	5	2	13
Dividend and interest receivable	319	15	66	12
Total assets	798,858	32,353	466,590	501,311

Liabilities
Payable for investment securities purchased	2,001	163	—	547
Payable for fund shares redeemed	488	—	319	267
Management fee payable	490	21	362	413
Distribution and shareholder administration fees payable	54	1	10	12
Other payables and accrued expenses	258	25	10	208
Total liabilities	3,291	210	701	1,447
Net Assets	$795,567	$32,143	$465,889	$499,864

Capital
Composition of Net Assets
Par value of shares of beneficial interest	$57	$4	$31	$29
Capital paid in excess of par value	575,826	24,451	392,434	380,051
Accumulated net investment income (loss)	(1,067)	(15)	(1,485)	(1,710)
Accumulated realized gain (loss)	41,856	729	20,378	20,433
Net unrealized appreciation (depreciation) of investments and foreign currencies	178,895	6,974	54,531	101,061
Net Assets	$795,567	$32,143	$465,889	$499,864

Class N Shares
Net Assets	$263,854	$5,046	$46,346	$59,354
Shares Outstanding	19,627,809	566,775	3,257,148	3,508,771
Net Asset Value Per Share	$13.44	8.90	$14.23	$16.92
Class I Shares
Net Assets	$531,713	$27,097	$419,543	$440,510
Shares Outstanding	37,810,914	2,963,933	28,858,246	25,389,382
Net Asset Value Per Share	$14.06	9.14	$14.54	$17.35

See accompanying Notes to Financial Statements.

June 30, 2013	William Blair Funds	115

Statements of Operations

For the Period Ended June 30, 2013 (all amounts in thousands) (unaudited)

		Large Cap	Mid Cap	Small-Mid
	Growth	Growth	Growth	Cap Growth
	Fund	Fund	Fund	Fund
Investment income
Dividends	$2,638	$139	$898	$804
Less foreign tax withheld	—	—	—	(6)
Interest	2	—	4	3
Total income	2,640	139	902	801
Expenses
Investment advisory fees	2,892	124	2,012	2,246
Distribution fees	326	6	56	60
Custodian fees	11	15	16	18
Transfer agent fees	74	5	19	26
Sub-transfer agent fees
Class N	168	3	31	32
Class I	158	5	183	83
Professional fees	25	10	16	17
Registration fees	21	17	24	16
Shareholder reporting fees	22	2	28	22
Trustee fees	14	1	7	7
Other expenses	4	2	5	4
Total expenses before waiver	3,715	190	2,397	2,531
Expenses reimbursed to (waived or absorbed by) the Advisor	—	(36)	(10)	(20)
Net expenses	3,715	154	2,387	2,511
Net investment income (loss)	(1,075)	(15)	(1,485)	(1,710)
Realized and unrealized gain (loss)
Net realized gain (loss) on transactions from:
Investments in securities	29,967	1,812	21,225	16,869
Total net realized gain (loss)	29,967	1,812	21,225	16,869
Change in net unrealized appreciation (depreciation) of:
Investments	55,145	954	27,807	61,864
Change in net unrealized appreciation (depreciation)	55,145	954	27,807	61,864
Net increase (decrease) in net assets resulting from operations	$84,037	$2,751	$47,547	$77,023

See accompanying Notes to Financial Statements.

116	Semi-Annual Report	June 30, 2013

Statements of Changes in Net Assets

For the Period Ended June 30, 2013 (unaudited) and Year Ended December 31, 2012 (all amounts in thousands)

			Large Cap		Mid Cap		Small-Mid
	Growth Fund		Growth Fund		Growth Fund		Cap Growth Fund
	2013	2012	2013	2012	2013	2012	2013	2012
Operations
Net investment income (loss)	$(1,075)	$1,123	$(15)	$(1)	$(1,485)	$484	$(1,710)	$1,480
Net realized gain (loss) on investments and other assets	29,967	29,181	1,812	2,407	21,225	7,689	16,869	11,592
Change in net unrealized appreciation (depreciation) on investments	55,145	60,237	954	2,131	27,807	15,618	61,864	22,741
Net increase (decrease) in net assets resulting from operations	84,037	90,541	2,751	4,537	47,547	23,791	77,023	35,813
Distributions to shareholders from
Net investment income
Class N	—	(10)	—	—	—	—	—	(61)
Class I	—	(1,133)	—	—	—	(488)	—	(1,426)
Net realized gain
Class N	—	(7,281)	—	—	—	(905)	—	(1,028)
Class I	—	(12,939)	—	—	—	(7,042)	—	(8,102)
Total Distributions	—	(21,363)	—	—	—	(8,435)	—	(10,617)
Capital stock transactions
Net proceeds from sale of shares	61,025	178,095	2,400	3,967	79,678	273,232	81,793	188,047
Shares issued in reinvestment of income dividends and capital gain distributions	—	19,820	—	—	—	8,342	—	9,387
Less cost of shares redeemed	(65,740)	(117,590)	(1,421)	(5,040)	(31,571)	(72,449)	(50,312)	(84,867)
Net increase (decrease) in net assets resulting from capital share transactions	(4,715)	80,325	979	(1,073)	48,107	209,125	31,481	112,567
Increase (decrease) in net assets	79,322	149,503	3,730	3,464	95,654	224,481	108,504	137,763
Net assets
Beginning of period	716,245	566,742	28,413	24,949	370,235	145,754	391,360	253,597
End of period	$795,567	$716,245	$32,143	$28,413	$465,889	$370,235	$499,864	$391,360
Accumulated net investment income (loss) at the end of the period	$(1,067)	$8	$(15)	$—	$(1,485)	$—	$(1,710)	$—

See accompanying Notes to Financial Statements.

June 30, 2013	William Blair Funds	117

Statements of Assets and Liabilities

As of June 30, 2013 (dollar amounts in thousands) (unaudited)

			Global
	Small Cap	Global	Small Cap	International
	Growth	Leaders	Growth	Growth
	Fund	Fund	Fund	Fund
Assets
Investments in securities, at cost	$379,965	$115,066	$10,811	$3,411,049
Investments in affiliated companies, at cost	24,620	—	—	22,022
Investments in securities, at value	$481,017	$123,952	$11,124	$3,801,572
Investments in affiliated companies, at value	3,792	—	—	22,815
Foreign currency, at value ($—; $144; $—; $6,204)	—	144	—	6,164
Receivable for securities sold	3,865	398	72	7,204
Receivable for fund shares sold	1,530	22,000	200	9,436
Receivable from Advisor	15	7	11	—
Dividend and interest receiveable	106	226	13	12,556
Unrealized appreciation on forward currency contracts	—	—	—	6,195
Total assets	490,325	146,727	11,420	3,865,942
Liabilities
Payable for investment securities purchased	974	20,951	31	16,351
Payable for fund shares redeemed	259	—	—	4,717
Payable to custodian	—	—	—	4
Management fee payable	444	86	9	3,222
Distribution and shareholder administration fees payable	32	8	1	270
Foreign tax liability	—	12	—	672
Other payables and accrued expenses	196	58	25	828
Total liabilities	1,905	21,115	66	26,064
Net Assets	$488,420	$125,612	$11,354	$3,839,878
Capital
Composition of Net Assets
Par value of shares of beneficial interest	$16	$13	$1	$166
Capital paid in excess of par value	353,994	128,034	11,062	4,265,717
Accumulated net investment income (loss)	(1,984)	502	21	29,027
Accumulated realized gain (loss)	56,170	(11,814)	(43)	(852,661)
Net unrealized appreciation (depreciation) of investments and foreign currencies	80,224	8,877	313	397,629
Net Assets	$488,420	$125,612	$11,354	$3,839,878

Class N Shares
Net Assets	$154,734	$5,557	$291	$1,291,137
Shares Outstanding	5,283,804	561,085	28,266	56,459,011
Net Asset Value Per Share	$29.28	$9.91	$10.30	$22.87
Class I Shares
Net Assets	$333,686	$48,384	$11,063	$2,548,741
Shares Outstanding	10,927,644	4,881,879	1,073,535	108,802,179
Net Asset Value Per Share	$30.54	$9.91	$10.31	$23.43
Class Institutional
Net Assets		$71,671
Shares Outstanding		7,224,435
Net Asset Value Per Share		$9.92

See accompanying Notes to Financial Statements.

118	Semi-Annual Report	June 30, 2013

Statements of Operations

For the Year Ended June 30, 2013 (all amounts in thousands) (unaudited)

			Global
	Small Cap	Global	Small Cap	International
	Growth	Leaders	Growth	Growth
	Fund	Fund	Fund(a)	Fund
Investment income
Dividends	$1,004	$1,171	$58	$74,713
Less foreign tax withheld	(13)	(108)	(6)	(7,191)
Interest	3	1	—	18
Total income	994	1,064	52	67,540
Expenses
Investment advisory fees	2,464	462	23	19,480
Distribution fees	178	7	—	1,659
Shareholder administration fees	—	40	3	—
Custodian fees	18	38	19	308
Transfer agent fees	52	9	1	173
Sub-transfer agent fees
Class N	94	2	—	758
Class I	200	9	—	994
Professional fees	24	14	8	144
Registration fees	21	23	2	38
Shareholder reporting fees	121	4	—	172
Trustee fees	12	1	—	78
Other expenses	3	2	—	19
Total expenses before waiver	3,187	611	56	23,823
Expenses reimbursed to (waived or absorbed by) the Advisor	(209)	(56)	(25)	—
Net expenses	2,978	555	31	23,823
Net investment income (loss)	(1,984)	509	21	43,717
Realized and unrealized gain (loss)
Net realized gain (loss) on transactions from:
Investments in securities	55,550	2,256	(37)	276,133
Forward foreign currency contracts	—	—	—	(4,434)
Foreign currency transactions	—	(29)	(6)	(2,334)
Total net realized gain (loss)	55,550	2,227	(43)	269,365
Change in net unrealized appreciation (depreciation) of:
Investments	40,314	589	313	(243,846)
Forward foreign currency contracts	—	—	—	6,195
Foreign currency transactions	—	(9)	—	(212)
Change in net unrealized appreciation (depreciation)	40,314	580	313	(237,863)
Net increase (decrease) in net assets resulting from operations	$93,880	$3,316	$291	$75,219

(a)	For the period from April 10, 2013 (commencement of operations) to June 30, 2013.

See accompanying Notes to Financial Statements.

June 30, 2013	William Blair Funds	119

Statements of Changes in Net Assets

For the Period Ended June 30, 2013 (unaudited) and Year Ended December 31, 2012 (all amounts in thousands)

					Global
					Small Cap
	Small Cap		Global		Growth	International
	Growth Fund		Leaders Fund		Fund	Growth Fund
	2013	2012	2013	2012	2013(a)	2013	2012
Operations
Net investment income (loss)	$(1,984)	$(3,984)	$509	$258	$21	$43,717	$49,275
Net realized gain (loss) on investments, forwards, and foreign currency	55,550	71,506	2,227	3,704	(43)	269,365	105,420
Change in net unrealized appreciation (depreciation) on investments, forwards, and foreign currency	40,314	18,864	580	3,879	313	(237,863)	580,675
Net increase (decrease) in net assets resulting from operations	93,880	86,386	3,316	7,841	291	75,219	735,370
Distributions to shareholders from
Net investment income
Class N	—	—	—	(15)	—	—	(37,353)
Class I	—	—	—	(227)	—	—	(74,977)
Class Institutional	—	—	—	—	—	—	—
Net realized gain
Class N	—	(564)	—	—	—	—	—
Class I	—	(1,107)	—	—	—	—	—
Class Institutional	—	—	—	—	—	—	—
Total Distributions	—	(1,671)	—	(242)	—	—	(112,330)
Capital stock transactions
Net proceeds from sale of shares	50,509	93,413	60,627	32,763	11,063	418,377	673,026
Shares issued in reinvestment of income dividends and capital gain distributions	—	1,627	—	234	—	—	103,180
Less cost of shares redeemed	(52,782)	(337,680)	(5,325)	(16,176)	—	(326,351)	(955,515)
Net increase (decrease) in net assets resulting from capital share transactions	(2,273)	(242,640)	55,302	16,821	11,063	92,026	(179,309)
Increase (decrease) in net assets	91,607	(157,925)	58,618	24,420	11,354	167,245	443,731
Net assets
Beginning of period	396,813	554,738	66,994	42,574	—	3,672,633	3,228,902
End of period	$488,420	$396,813	$125,612	$66,994	$11,354	$3,839,878	$3,672,633
Accumulated net investment income (loss) at the end of the period	$(1,984)	$—	$502	$(7)	$21	$29,027	$(14,690)

(a)	For the period from April 10, 2013 (commencement of operations) to June 30, 2013.

See accompanying Notes to Financial Statements.

120	Semi-Annual Report	June 30, 2013

Statements of Assets and Liabilities

As of June 30, 2013 (dollar amounts in thousands) (unaudited)

	Institutional		Institutional	International
	International	International	International	Leaders
	Growth Fund	Equity Fund	Equity Fund	Fund
Assets
Investments in securities, at cost	$1,844,884	$61,153	$80,108	$60,848
Investments in affiliated companies, at cost	11,834	—	—	—
Investments in securities, at value	$2,050,006	$70,983	$92,740	$61,530
Investments in affiliated companies, at value	12,260	—	—	—
Foreign currency, at value ($3,119; $95; $149; $94)	3,099	95	148	95
Receivable for securities sold	3,885	15	19	552
Receivable for fund shares sold	8,744	1	—	—
Receivable from Advisor	—	17	1	9
Dividend and interest receivable	6,258	128	192	163
Unrealized appreciation on forward currency contracts	3,340	—	—	—
Total assets	2,087,592	71,239	93,100	62,349
Liabilities
Payable for investment securities purchased	8,803	263	2,767	298
Payable for fund shares redeemed	90	—	—	—
Payable to custodian	—	—	—	164
Management fee payable	1,616	65	73	50
Distribution and shareholder administration fees payable	—	1	—	2
Foreign tax liability	365	4	5	7
Other payables and accrued expenses	142	42	59	15
Total liabilities	11,016	375	2,904	536
Net Assets	$2,076,576	$70,864	$90,196	$61,813
Capital
Composition of Net Assets
Par value of shares of beneficial interest	$136	$6	$8	$6
Capital paid in excess of par value	1,893,137	148,521	190,466	61,711
Accumulated net investment income (loss)	18,078	562	695	617
Accumulated realized gain (loss)	(43,567)	(88,052)	(113,597)	(1,202)
Net unrealized appreciation (depreciation) of investments and foreign currencies	208,792	9,827	12,624	681
Net Assets	$2,076,576	$70,864	$90,196	$61,813

Class N Shares
Net Assets		$3,844		$101
Shares Outstanding		309,920		9,104
Net Asset Value Per Share		$12.40		$11.08
Class I Shares
Net Assets		$67,020		$11,555
Shares Outstanding		5,337,425		1,041,126
Net Asset Value Per Share		$12.56		$11.10
Institutional Class Shares
Net Assets	$2,076,576		$90,196	$50,157
Shares Outstanding	136,465,422		8,079,727	4,517,826
Net Asset Value Per Share	$15.22		$11.16	$11.10

See accompanying Notes to Financial Statements.

June 30, 2013	William Blair Funds	121

Statements of Operations

For the Period Ended June 30, 2013 (all amounts in thousands) (unaudited)

	Institutional International Growth Fund	International Equity Fund	Institutional International Equity Fund	International Leaders Fund
Investment income
Dividends	$40,112	$1,250	$1,561	$983
Less foreign tax withheld	(3,866)	(121)	(153)	(111)
Interest	9	—	1	—
Total income	36,255	1,129	1,409	872
Expenses
Investment advisory fees	9,737	399	470	222
Distribution fees	—	6	—	—
Shareholder administration fees	—	—	—	7
Custodian fees	195	35	39	39
Transfer agent fees	21	3	2	3
Sub-transfer agent fees
Class N	—	3	—	—
Class I	—	37	—	—
Professional fees	78	14	15	15
Registration fees	16	18	9	16
Shareholder reporting fees	6	1	—	5
Trustee fees	39	2	3	—
Other expenses	9	1	2	2
Total expenses before waiver	10,101	519	540	309
Expenses reimbursed to (waived or absorbed by) the Advisor	—	(78)	(22)	(57)
Net expenses	10,101	441	518	252
Net investment income (loss)	26,154	688	891	620
Realized and unrealized gain (loss)
Net realized gain (loss) on transactions from:
Investments in securities	141,537	4,248	9,893	(858)
Forward foreign currency contracts	(2,353)	—	—	(175)
Foreign currency transactions	(1,326)	(33)	(46)	(65)
Total net realized gain (loss)	137,858	4,215	9,847	(1,098)
Change in net unrealized appreciation (depreciation) of:
Investments	(124,387)	(2,619)	(7,384)	(30)
Forward foreign currency contracts	3,340	—	—	—
Foreign currency translations	551	1	(3)	(1)
Change in net unrealized appreciation (depreciation)	(120,496)	(2,618)	(7,387)	(31)
Net increase (decrease) in net assets resulting from operations	$43,516	$2,285	$3,351	$(509)

See accompanying Notes to Financial Statements.

122	Semi-Annual Report	June 30, 2013

Statements of Changes in Net Assets

For the Period Ended June 30, 2013 (unaudited) and Year Ended December 31, 2012 (all amounts in thousands)

	Institutional International Growth Fund		International Equity Fund		Institutional International Equity Fund		International Leaders Fund
	2013	2012	2013	2012	2013	2012	2013	2012(a)
Operations
Net investment income (loss)	$26,154	$29,169	$688	$799	$891	$1,465	$620	$3
Net realized gain (loss) on investments, forwards, and foreign currency	137,858	35,136	4,215	2,041	9,847	5,793	(1,098)	(94)
Change in net unrealized appreciation (depreciation) on investments, forwards, and foreign currency	(120,496)	314,439	(2,618)	8,569	(7,387)	11,762	(31)	712
Net increase (decrease) in net assets resulting from operations	43,516	378,744	2,285	11,409	3,351	19,020	(509)	621
Distributions to shareholders from
Net investment income
Class N	—	—	—	(172)	—	—	—	—
Class I	—	—	—	(2,061)	—	—	—	(6)
Class Institutional	—	(62,889)	—	—	—	(1,482)	—	(10)
Net realized gain
Class N	—	—	—	—	—	—	—	—
Class I	—	—	—	—	—	—	—	—
Class Institutional	—	—	—	—	—	—	—	—
Total Distributions	—	(62,889)	—	(2,233)	—	(1,482)	—	(16)
Capital stock transactions
Net proceeds from sale of shares	153,499	283,364	4,819	3,288	3,150	9,705	53,790	9,543
Shares issued in reinvestment of income dividends and capital gain distributions	—	58,949	—	1,945	—	1,482	—	16
Less cost of shares redeemed	(94,569)	(226,632)	(6,424)	(19,882)	(25,995)	(30,509)	(1,632)	—
Net increase (decrease) in net assets resulting from capital share transactions	58,930	115,681	(1,605)	(14,649)	(22,845)	(19,322)	52,158	9,559
Increase (decrease) in net assets	102,446	431,536	680	(5,473)	(19,494)	(1,784)	51,649	10,164
Net assets
Beginning of period	1,974,130	1,542,594	70,184	75,657	109,690	111,474	10,164	—
End of period	$2,076,576	$1,974,130	$70,864	$70,184	$90,196	$109,690	$61,813	$10,164
Accumulated net investment income (loss) at the end of the period	$18,078	$(8,076)	$562	$(126)	$695	$(196)	$617	$(3)

(a)	For the period from August 16, 2012 (commencement of Operations) to December 31, 2012.

See accompanying Notes to Financial Statements.

June 30, 2013	William Blair Funds	123

Statements of Assets and Liabilities

As of June 30, 2013 (dollar amounts in thousands) (unaudited)

	International Small Cap Growth Fund	Emerging Markets Growth Fund	Emerging Markets Leaders Fund	Emerging Markets Small Cap Growth Fund
Assets
Investments in securities, at cost	$686,939	$825,700	$60,737	$78,819
Investments in affiliated companies, at cost	—	23,624	—	—
Investments in securities, at value	$769,044	$855,068	$62,098	$81,241
Investments in affiliated companies, at value	—	24,474	—	—
Foreign currency, at value ($2,222; $8,949; $369; $534)	2,224	8,903	367	534
Receivable for securities sold	3,251	9,766	155	349
Receivable for fund shares sold	537	270	262	742
Receivable from Advisor	—	—	12	34
Dividend and interest receivable	1,519	1,404	71	115
Total assets	776,575	899,885	62,965	83,015
Liabilities
Payable for investment securities purchased	7,606	6,181	1,658	875
Payable for fund shares redeemed	445	849	11	—
Unrealized depreciation on forward currency contracts	469	125	5	—
Management fee payable	635	883	56	76
Distribution and shareholder administration fees payable	55	23	4	8
Other payables and accrued expenses	156	943	61	77
Total liabilities	9,366	9,004	1,795	1,036
Net Assets	$767,209	$890,881	$61,170	$81,979
Capital
Composition of Net Assets
Par value of shares of beneficial interest	$53	$70	$7	$6
Capital paid in excess of par value	670,486	847,330	60,777	79,456
Accumulated net investment income (loss)	4,672	4,378	367	284
Accumulated realized gain (loss)	10,404	9,797	(1,338)	(133)
Net unrealized appreciation (depreciation) of investments and foreign currencies	81,594	29,306	1,357	2,366
Net Assets	$767,209	$890,881	$61,170	$81,979

Class N Shares
Net Assets	$15,339	$13,912	$199	$10,194
Shares Outstanding	1,065,831	1,107,470	23,435	736,807
Net Asset Value Per Share	$14.39	$12.56	$8.50	$13.84
Class I Shares
Net Assets	$399,781	$143,033	$31,061	$32,301
Shares Outstanding	27,492,161	11,283,027	3,654,625	2,331,490
Net Asset Value Per Share	$14.54	$12.68	$8.50	$13.85
Institutional Class Shares
Net Assets	$352,089	$733,936	$29,910	$39,484
Shares Outstanding	24,079,224	57,489,299	3,518,695	2,847,880
Net Asset Value Per Share	$14.62	$12.77	$8.51	$13.86

See accompanying Notes to Financial Statements.

124	Semi-Annual Report	June 30, 2013

Statements of Operations

For the Period Ended June 30, 2013 (all amounts in thousands) (unaudited)

	International Small Cap Growth Fund	Emerging Markets Growth Fund	Emerging Markets Leaders Fund	Emerging Markets Small Cap Growth Fund
Investment income
Dividends	$11,646	$14,236	$940	$847
Less foreign tax withheld	(725)	(1,318)	(77)	(80)
Interest	4	5	—	—
Total income	10,925	12,923	863	767
Expenses
Investment advisory fees	3,742	5,606	378	344
Distribution fees	19	20	—	9
Shareholder administration fees	303	124	22	22
Custodian fees	85	274	52	108
Transfer agent fees	17	22	9	5
Sub-transfer agent fees
Class N	10	7	—	—
Class I	159	42	1	—
Professional fees	36	71	26	35
Registration fees	22	29	25	23
Shareholder reporting fees	45	40	3	1
Trustee fees	16	22	1	—
Other expenses	7	8	3	1
Total expenses before waiver	4,461	6,265	520	548
Expenses reimbursed to (waived or absorbed by) the Advisor	—	—	(68)	(124)
Net expenses	4,461	6,265	452	424
Net investment income (loss)	6,464	6,658	411	343
Realized and unrealized gain (loss)
Net realized gain (loss) on transactions from:
Investments in securities	68,179	48,333	3,723	(5)
Forward foreign currency contracts	279	—	—	—
Foreign currency transactions	(460)	(1,142)	(74)	(124)
Total net realized gain (loss)	67,998	47,191	3,649	(129)
Change in net unrealized appreciation (depreciation) of:
Investments	(23,663)	(122,792)	(8,773)	583
Forward foreign currency contracts	(469)	(125)	(5)	—
Foreign currency translations	(37)	939	1	(30)
Change in net unrealized appreciation (depreciation)	(24,169)	(121,978)	(8,777)	553
Net increase (decrease) in net assets resulting from operations	$50,293	$(68,129)	$(4,717)	$767

See accompanying Notes to Financial Statements.

June 30, 2013	William Blair Funds	125

Statements of Changes in Net Assets

For the Period Ended June 30, 2013 (unaudited) and Year Ended December 31, 2012 (all amounts in thousands)

	International Small Cap Growth Fund		Emerging Markets Growth Fund		Emerging Markets Leaders Fund		Emerging Markets Small Cap Growth Fund
	2013	2012	2013	2012	2013	2012	2013	2012
Operations
Net investment income (loss)	$6,464	$7,217	$6,658	$10,446	$411	$496	$343	$39
Net realized gain (loss) on investments, forwards, and foreign currency	67,998	9,291	47,191	(10,469)	3,649	(2,390)	(129)	48
Change in net unrealized appreciation (depreciation) on investments, forwards, and foreign currency	(24,169)	125,993	(121,978)	170,595	(8,777)	12,693	553	1,831
Net increase (decrease) in net assets resulting from operations	50,293	142,501	(68,129)	170,572	(4,717)	10,799	767	1,918
Distributions to shareholders from
Net investment income
Class N	—	(274)	—	(88)	—	(1)	—	(13)
Class I	—	(7,774)	—	(1,209)	—	(169)	—	(65)
Class Institutional	—	(8,146)	—	(7,965)	—	(303)	—	—
Total Distributions	—	(16,194)	—	(9,262)	—	(473)	—	(78)
Capital stock transactions
Net proceeds from sale of shares	53,982	122,084	137,296	260,741	8,998	29,723	61,168	25,035
Shares issued in reinvestment of income dividends and capital gain distributions	—	14,490	—	8,174	—	413	—	52
Less cost of shares redeemed	(56,574)	(261,594)	(142,523)	(283,834)	(12,090)	(19,305)	(6,977)	(3,178)
Net increase (decrease) in net assets resulting from capital share transactions	(2,592)	(125,020)	(5,227)	(14,919)	(3,092)	10,831	54,191	21,909
Increase (decrease) in net assets	47,701	1,287	(73,356)	146,391	(7,809)	21,157	54,958	23,749
Net assets
Beginning of period	719,508	718,221	964,237	817,846	68,979	47,822	27,021	3,272
End of period	$767,209	$719,508	$890,881	$964,237	$61,170	$68,979	$81,979	$27,021
Accumulated net investment income (loss) at the end of the period	$4,672	$(1,792)	$4,378	$(2,280)	$367	$(44)	$284	$(59)

See accompanying Notes to Financial Statements.

126	Semi-Annual Report	June 30, 2013

Statements of Assets and Liabilities

As of June 30, 2013 (dollar amounts in thousands) (unaudited)

	Large Cap Value Fund	Mid Cap Value Fund	Small-Mid Cap Value Fund	Small Cap Value Fund
Assets
Investments in securities, at cost	$3,476	$3,299	$2,349	$251,812
Investments in securities, at value	$3,909	$4,109	$2,845	$309,685
Cash	—	40	—	—
Receivable for securities sold	—	179	118	7,317
Receivable for fund shares sold	—	—	—	1,041
Receivable from Advisor	7	8	6	1
Dividend and interest receivable	6	6	3	217
Total assets	3,922	4,342	2,972	318,261
Liabilities
Payable for investment securities purchased	—	164	110	8,884
Payable for fund shares redeemed	—	—	10	106
Management fee payable	3	3	2	279
Distribution and shareholder administration fees payable	—	—	—	8
Other payables and accrued expenses	29	18	37	117
Total liabilities	32	185	159	9,394
Net Assets	$3,890	$4,157	$2,813	$308,867
Capital
Composition of Net Assets
Par value of shares of beneficial interest	$—	$—	$—	$19
Capital paid in excess of par value	2,976	3,050	2,140	236,216
Accumulated net investment income (loss)	17	18	6	149
Accumulated realized gain (loss)	464	279	171	14,610
Net unrealized appreciation (depreciation) of investments and foreign currencies	433	810	496	57,873
Net Assets	$3,890	$4,157	$2,813	$308,867

Class N Shares
Net Assets	$1,236	$179	$1,034	$41,272
Shares Outstanding	93,096	13,611	78,414	2,571,050
Net Asset Value Per Share	$13.28	$13.13	$13.18	$16.05
Class I Shares
Net Assets	$2,654	$3,978	$1,779	$267,595
Shares Outstanding	199,553	302,450	134,755	16,367,934
Net Asset Value Per Share	$13.30	$13.15	$13.20	$16.35

See accompanying Notes to Financial Statements.

June 30, 2013	William Blair Funds	127

Statements of Operations

For the Period Ended June 30, 2013 (all amounts in thousands) (unaudited)

	Large Cap Value Fund	Mid Cap Value Fund	Small-Mid Cap Value Fund	Small Cap Value Fund
Investment income
Dividends	$33	$41	$21	$1,818
Interest	—	—	—	2
Total income	33	41	21	1,820
Expenses
Investment advisory fees	13	20	13	1,553
Distribution fees	1	—	1	49
Custodian fees	20	16	19	24
Transfer agent fees	2	2	2	19
Sub-transfer agent fees
Class N	—	—	—	26
Class I	—	—	—	96
Professional fees	10	10	15	15
Registration fees	16	19	13	20
Shareholder reporting fees	—	1	—	17
Trustee fees	—	—	—	5
Other expenses	1	2	1	2
Total expenses before waiver	63	70	64	1,826
Expenses reimbursed to (waived or absorbed by) the Advisor	(47)	(46)	(49)	(58)
Net expenses	16	24	15	1,768
Net investment income (loss)	17	17	6	52
Realized and unrealized gain (loss)
Net realized gain (loss) on transactions from:
Investments in securities	463	269	149	15,442
Total net realized gain (loss)	463	269	149	15,442
Change in net unrealized appreciation (depreciation) of:
Investments	25	336	252	28,736
Change in net unrealized appreciation (depreciation)	25	336	252	28,736
Net increase (decrease) in net assets resulting from operations	$505	$622	$407	$44,230

See accompanying Notes to Financial Statements.

128	Semi-Annual Report	June 30, 2013

Statements of Changes in Net Assets

For the Period Ended June 30, 2013 (unaudited) and Year Ended December 31, 2012 (all amounts in thousands)

	Large Cap Value Fund		Mid Cap Value Fund		Small-Mid Cap Value Fund		Small Cap Value Fund
	2013	2012	2013	2012	2013	2012	2013	2012
Operations
Net investment income (loss)	$17	$37	$17	$39	$6	$20	$52	$2,073
Net realized gain (loss) on investments	463	5	269	186	149	93	15,442	6,771
Change in net unrealized appreciation (depreciation) on investments	25	415	336	377	252	150	28,736	19,569
Net increase (decrease) in net assets resulting from operations	505	457	622	602	407	263	44,230	28,413
Distributions to shareholders from
Net investment income
Class N	—	(12)	—	(1)	—	(7)	—	(256)
Class I	—	(25)	—	(35)	—	(14)	—	(1,734)
Net realized gain
Class N	—	—	—	(3)	—	(27)	—	(164)
Class I	—	—	—	(148)	—	(41)	—	(782)
Total Distributions	—	(37)	—	(187)	—	(89)	—	(2,936)
Capital stock transactions
Net proceeds from sale of shares	2,164	957	135	303	127	72	58,504	47,641
Shares issued in reinvestment of income dividends and capital gain distributions	—	15	—	158	—	20	—	2,750
Less cost of shares redeemed	(2,624)	—	(737)	(1,312)	(113)	(30)	(29,135)	(71,998)
Net increase (decrease) in net assets resulting from capital share transactions	(460)	972	(602)	(851)	14	62	29,369	(21,607)
Increase (decrease) in net assets	45	1,392	20	(436)	421	236	73,599	3,870
Net assets
Beginning of period	3,845	2,453	4,137	4,573	2,392	2,156	235,268	231,398
End of period	$3,890	$3,845	$4,157	$4,137	$2,813	$2,392	$308,867	$235,268
Accumulated net investment income (loss) at the end of the period	$17	$—	$18	$1	$6	$—	$149	$97

See accompanying Notes to Financial Statements.

June 30, 2013	William Blair Funds	129

Statements of Assets and Liabilities

As of June 30, 2013 (dollar amounts in thousands) (unaudited)

	Bond Fund	Income Fund	Low Duration Fund	Ready Reserves Fund
Assets
Investments in securities, at cost	$257,776	$129,503	$288,575	$990,803
Repurchase agreements, at cost	—	—	—	236,088
Investments in securities, at value	$262,153	$130,244	$286,778	$990,803
Repurchase agreements, at value	—	—	—	236,088
Receivable for securities sold	5,327	3,919	22,689	—
Receivable for fund shares sold	255	126	1,001	—
Receivable from Advisor	16	—	—	511
Dividend and interest receivable	2,243	769	962	1,074
Total assets	269,994	135,058	311,430	1,228,476
Liabilities
Payable for investment securities purchased	2,896	1,167	16,813	—
Payable for fund shares redeemed	662	882	2,365	—
Payable to custodian	4,769	1,052	653	2
Management fee payable	63	41	68	168
Distribution and shareholder administration fees payable	25	7	22	336
Shareholder distributions payable	210	39	137	—
Other payables and accrued expenses	37	21	57	84
Total liabilities	8,662	3,209	20,115	590
Net Assets	$261,332	$131,849	$291,315	$1,227,886
Capital
Composition of Net Assets
Par value of shares of beneficial interest	$26	$15	$30	$1,226
Capital paid in excess of par value	253,400	166,792	300,849	1,226,569
Accumulated net investment income (loss)	(1,248)	(638)	(2,076)	112
Accumulated realized gain (loss)	4,777	(35,061)	(5,691)	(21)
Net unrealized appreciation (depreciation) of investments and foreign currencies	4,377	741	(1,797)	—
Net Assets	$261,332	$131,849	$291,315	$1,227,886

Class N Shares
Net Assets	$21,558	$59,339	$10,127	$1,227,886
Shares Outstanding	2,014,483	6,465,899	1,054,911	1,227,942,335
Net Asset Value Per Share	$10.70	$9.18	$9.59	$1.00
Class I Shares
Net Assets	$160,098	$72,510	$173,829
Shares Outstanding	15,107,750	7,959,906	18,109,350
Net Asset Value Per Share	$10.60	$9.11	$9.59
Institutional Class Shares
Net Assets	$79,676		$107,359
Shares Outstanding	7,524,826		11,180,911
Net Asset Value Per Share	$10.59		$9.60

See accompanying Notes to Financial Statements.

130	Semi-Annual Report	June 30, 2013

Statements of Operations

For the Period Ended June 30, 2013 (all amounts in thousands) (unaudited)

	Bond Fund	Income Fund	Low Duration Fund	Ready Reserves Fund
Investment income
Interest	$5,111	$2,020	$2,532	$779
Total income	5,111	2,020	2,532	779
Expenses
Investment advisory fees	434	274	444	1,605
Distribution fees	23	51	9	—
Shareholder administration fees	152	—	136	2,352
Custodian fees	30	25	35	25
Transfer agent fees	17	19	15	17
Sub-transfer agent fees
Class N	18	40	1	—
Class I	28	7	6	—
Professional fees	14	32	21	60
Registration fees	30	21	29	13
Shareholder reporting fees	9	10	6	65
Trustee fees	6	3	4	29
Other expenses	5	2	4	9
Total expenses before waiver	766	484	710	4,175
Expenses reimbursed to (waived or absorbed by) the Advisor	(84)	—	—	(3,463)
Net expenses	682	484	710	712
Net investment income (loss)	4,429	1,536	1,822	67
Realized and unrealized gain (loss)
Net realized gain (loss) on transactions from:
Investments in securities	3,384	702	(883)	—
Total net realized gain (loss)	3,384	702	(883)	—
Change in net unrealized appreciation (depreciation) of:
Investments	(17,036)	(5,569)	(4,033)	—
Change in net unrealized appreciation (depreciation)	(17,036)	(5,569)	(4,033)	—
Net increase (decrease) in net assets resulting from operations	$(9,223)	$(3,331)	$(3,094)	$67

See accompanying Notes to Financial Statements.

June 30, 2013	William Blair Funds	131

Statements of Changes in Net Assets

For the Period Ended June 30, 2013 (unaudited) and Year Ended December 31, 2012 (all amounts in thousands)

	Bond Fund		Income Fund		Low Duration Fund		Ready Reserves Fund
	2013	2012	2013	2012	2013	2012	2013	2012
Operations
Net investment income (loss)	$4,429	$9,312	$1,536	$3,393	$1,822	$3,071	$67	$131
Net realized gain (loss) on investments	3,384	4,348	702	2,712	(883)	192	—	—
Change in net unrealized appreciation (depreciation) on investments	(17,036)	8,020	(5,569)	1,352	(4,033)	1,977	—	—
Net increase (decrease) in net assets resulting from operations	(9,223)	21,680	(3,331)	7,457	(3,094)	5,240	67	131
Distributions to shareholders from
Net investment income
Class N	(567)	(961)	(1,009)	(1,884)	(144)	(219)	(67)	(131)
Class I	(3,359)	(6,754)	(1,165)	(2,587)	(2,185)	(2,909)	—	—
Class Institutional	(1,753)	(3,467)	—	—	(1,569)	(2,382)	—	—
Net realized gain
Class N	—	(211)	—	—	—	—	—	—
Class I	—	(1,126)	—	—	—	—	—	—
Class Institutional	—	(597)	—	—	—	—	—	—
Total Distributions	(5,679)	(13,116)	(2,174)	(4,471)	(3,898)	(5,510)	(67)	(131)
Capital stock transactions
Net proceeds from sale of shares	32,176	82,419	38,382	71,248	68,664	191,001	349,973	867,610
Shares issued in reinvestment of income dividends and capital gain distributions	4,468	10,216	1,867	3,667	3,101	4,275	67	131
Less cost of shares redeemed	(57,152)	(36,473)	(44,672)	(48,109)	(60,288)	(65,323)	(637,484)	(624,157)
Net increase (decrease) in net assets resulting from capital share transactions	(20,508)	56,162	(4,423)	26,806	11,477	129,953	(287,444)	243,584
Increase (decrease) in net assets	(35,410)	64,726	(9,928)	29,792	4,485	129,683	(287,444)	243,584
Net assets
Beginning of period	296,742	232,016	141,777	111,985	286,830	157,147	1,515,330	1,271,746
End of period	$261,332	$296,742	$131,849	$141,777	$291,315	$286,830	$1,227,886	$1,515,330
Accumulated net investment income (loss) at the end of the period	$(1,248)	$2	$(638)	$—	$(2,076)	$—	$112	$112

See accompanying Notes to Financial Statements.

132	Semi-Annual Report	June 30, 2013

Notes to Financial Statements

(1) Significant Accounting Policies

The following is a summary of William Blair Funds’ (the “Trust”) significant accounting policies in effect during the period covered by the financial statements, which are in accordance with U.S. generally accepted accounting principles.

(a) Description of the Trust

The Trust is a mutual fund registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company. The Trust currently consists of the following twenty-six funds (the “Funds”), each with its own investment objective and policies. For each Fund, the number of shares authorized is unlimited.

Domestic Equity Funds
Growth
Large Cap Growth
Mid Cap Growth
Small-Mid Cap Growth
Small Cap Growth
Large Cap Value
Mid Cap Value
Small-Mid Cap Value
Small Cap Value

Global Equity Fund
Global Leaders
Global Small Cap Growth

Multi-Asset and Alternative Funds
Macro Allocation
Commodity Strategy Long/Short	International Equity Funds
International Growth
Institutional International Growth
International Equity
Institutional International Equity
International Leaders
International Small Cap Growth
Emerging Markets Growth
Emerging Markets Leaders
Emerging Markets Small Cap Growth

Fixed-Income Funds
Bond
Income
Low Duration

Money Market Fund
Ready Reserves

The Macro Allocation Fund and the Commodity Strategy Long/Short Fund have a fiscal year-end of October 31, and issue a separate report.

The investment objectives of the Funds are as follows:

Domestic Equity	Long-term capital appreciation.
Global Equity	Long-term capital appreciation.
International Equity	Long-term capital appreciation.
Fixed-Income	High level of current income with relative stability of principal.
(Maximize total return-Low Duration)
Money Market	Current income, a stable share price and daily liquidity.

(b) Share Classes

Three different classes of shares currently exist: N, I and Institutional (“Inst.”).

Class	Description
N	Class N shares are sold to the general public, either directly through the Trust’s distributor or through a select number of financial intermediaries. Class N shares are sold without any sales load, and carry an annual 12b-1 distribution fee (0.25% for the Equity, Global Equity and International Equity Funds and 0.15% for the Fixed-Income Funds) or a service fee (0.35% for the Money Market Fund), a sub-transfer agent fee that is not a fixed rate and may vary by Fund and class, and an annual shareholder administration fee (0.15% for the Global Leaders, the International Leaders, the International Small Cap Growth, the Emerging Markets Growth, the Emerging Markets Leaders, the Emerging Markets Small Cap Growth, the Bond and the Low Duration Funds)

June 30, 2013	William Blair Funds	133

Class	Description
I	Class I shares are sold to a limited group of investors. They do not carry any sales load or distribution fees and generally have lower ongoing expenses than the Class N shares. Class I shares have a sub-transfer agent fee that is not a fixed rate and may vary by Fund and class and the Global Leaders, the International Leaders, the International Small Cap Growth, the Emerging Markets Growth, the Emerging Markets Leaders, the Emerging Markets Small Cap Growth, the Bond and the Low Duration Funds carry an annual shareholder administration fee of 0.15%.

Inst.	The Institutional share class is sold to institutional investors, including but not limited to employee benefit plans, endowments, foundations, trusts and corporations, who are able to meet the Fund’s high minimum investment requirement. The minimum initial investment required is $5 million.

Sub-transfer agent fees: For Class N and Class I Shares the Funds may reimburse William Blair & Company, L.L.C. for fees paid to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions for sub-transfer agency, sub-administration and other services provided to investors whose shares of record are held in omnibus, other group accounts, retirement plans or accounts traded through registered securities clearing agents. These fees may vary based on, for example, the nature of services provided, but generally range up to 0.15% of the assets of the class serviced or maintained by the intermediary or up to $15 per sub-account maintained by the intermediary.

Investment income, realized and unrealized gains and losses, and certain Fund level expenses and expense reductions, if any, are allocated based on the relative net assets of each class, except for certain class specific expenses, which are charged directly to the appropriate class. Differences in class expenses may result in the payment of different per share dividends by class. All share classes of the Funds have equal rights with respect to voting subject to class specific arrangements.

(c) Investment Valuation

The market value of domestic equity securities is determined by valuing securities traded on national securities markets or in the over-the-counter markets at the last sale price or, if applicable, the official closing price or, in the absence of a recent sale on the date of determination, the mean between the last reported bid and ask price.

The value of foreign equity securities is generally determined based upon the last sale price on the foreign exchange or market on which it is primarily traded and in the currency of that market as of the close of the appropriate exchange or, if there have been no sales during that day, the mean between the last reported bid and ask price. The Board of Trustees has determined that the passage of time between when the foreign exchanges or markets close and when the Funds compute their net asset values could cause the value of foreign equity securities to no longer be representative or accurate and, as a result, may necessitate that such securities be fair valued. Accordingly, for foreign equity securities, the Funds may use an independent pricing service to fair value the security as of the close of regular trading on the New York Stock Exchange. As a result, a Fund’s value for a security may be different from the last sale price (or the mean between the last reported bid and ask price).

Fixed-income securities are generally valued using evaluated prices provided by an independent pricing service. The evaluated prices are formed using various market inputs the pricing service believes accurately represent the fair market value of a security at a particular point in time. The pricing service determines evaluated prices for fixed-income securities using inputs including, but not limited to, recent transaction prices, dealer quotes, transaction prices for securities with similar characteristics, collateral characteristics, credit quality, payment history, liquidity and market conditions.

Securities, and other assets, for which a market price is not available or is deemed unreliable, (e.g., securities affected by unusual or extraordinary events, such as natural disasters or securities affected by market or economic events, such as bankruptcy filings), or the value of which is affected by a significant valuation event, are valued at a fair value as determined in good faith by, or under the direction of, the Board of Trustees and in accordance with the Trust’s Valuation Procedures. The value of fair valued securities may be different from the last sale price (or the mean between the last reported bid and ask price), and there is no guarantee that a fair valued security will be sold at the price at which a Fund is carrying the security.

Investments in other funds that are not exchange-traded funds are valued at the underlying fund’s net asset value on the date of valuation. Securities held in the Ready Reserves Fund are valued at amortized cost, which approximates fair value.

As of June 30, 2013, there were securities held in the International Growth, Institutional International Growth, Bond and Income Funds requiring fair valuation pursuant to the Trust’s Valuation Procedures.

(d) Investment income and transactions

Dividend income is recorded on the ex-dividend date, except for those dividends from certain foreign securities that are recorded when the information is available.

134	Semi-Annual Report	June 30, 2013

Interest income is recorded on an accrual basis, adjusted for amortization of premium or accretion of discount. Variable rate bonds and floating rate notes earn interest at coupon rates that fluctuate at specific time intervals. The interest rates shown in the Portfolio of Investments for the Bond, Income, Low Duration and Ready Reserves Funds were the rates in effect on June 30, 2013. Put bonds may be redeemed at the discretion of the holder on specified dates prior to maturity.

Premiums and discounts are accreted and amortized on a straight-line basis for short-term investments and on an effective interest method for long-term investments.

Paydown gains and losses on mortgage-backed and asset-backed securities are treated as an adjustment to interest income. For the period ended June 30, 2013, the Bond, Income and Low Duration Funds recognized a reduction of interest income and a decrease of net realized loss of $(1,249), $(636) and $(2,075), respectively (in thousands). This reclassification had no effect on the net asset value or the net assets of the Funds.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency gains or losses arise from disposition of foreign currency, the difference in the foreign exchange rates between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the ex-date or accrual date and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies held at period end.

Security and shareholder transactions are accounted for no later than one business day following the trade date. However, for financial reporting purposes, security and shareholder transactions are accounted for on the trade date of the last business day of the reporting period. Realized gains and losses from securities transactions are recognized on a specifically identified cost basis.

Awards from class action litigation may be recorded as a reduction of cost. If the Funds no longer own the applicable securities, the proceeds are recorded as realized gains.

(e) Share Valuation and Distributions to Shareholders

Shares are sold and redeemed on a continuous basis at net asset value. The net asset value per share is determined separately for each class by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding as of the close of regular trading on the New York Stock Exchange (the “Exchange”), which is generally 4:00 p.m. Eastern time, on each day the Exchange is open. Redemption fees may be applicable to redemptions or exchanges within 60 days of purchase. For both Class N and Class I shares, the Domestic Equity Funds assess a 1% redemption fee on shares sold or exchanged that have been owned 60 days or less and the Global Equity and International Equity Funds assess a 2% redemption fee on shares sold or exchanged that have been owned 60 days or less as disclosed within the Fund’s Prospectus. The redemption fees collected by the Fund are netted against the amount of redemptions for presentation on the Statements of Changes in Net Assets.

The redemption fees collected by the Funds were as follows (in thousands):

Fund	Period Ended June 30, 2013	Year Ended December 31, 2012
Growth	$3	$7
Large Cap Growth	—	—
Mid Cap Growth	4	12
Small-Mid Cap Growth	4	9
Small Cap Growth	5	4
Global Leaders	1	1
Global Small Cap Growth	—	N/A
International Growth	35	38
International Equity	—	7
International Leaders	13	—
International Small Cap Growth	—	19
Emerging Markets Growth	—	1
Emerging Markets Leaders	—	1
Emerging Markets Small Cap Growth	23	3
Large Cap Value	—	—
Mid Cap Value	—	—
Small-Mid Cap Value	—	1
Small Cap Value	7	8

June 30, 2013	William Blair Funds	135

Distributions from net investment income, if any, of all Equity Funds are declared and paid at least annually. Distributions from the Bond, Income, Low Duration and Ready Reserves Funds are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid at least annually in December. Distributions payable to shareholders are recorded on the ex-dividend date.

(f) Foreign Currency Translation and Forward Foreign Currency Contracts

The Global Equity and International Equity Funds may invest in securities denominated in foreign currencies. As such, assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate on the date of valuation. The values of foreign investments, open forward foreign currency contracts, and cash denominated in foreign currencies are translated into U.S. dollars using a spot market rate of exchange as of the time of the determination of each Fund’s Net Asset Value, typically 4:00 p.m. Eastern time on days when there is regular trading on the New York Stock Exchange. Payables and receivables for securities transactions, dividends, interest income and tax reclaims are translated into U.S. dollars using a spot market rate of exchange as of 4:00 p.m. Eastern time. Settlement of purchases and sales and dividend and interest receipts are translated into U.S. dollars using a spot market rate of exchange as of 11:00 a.m. Eastern time.

(g) Income Taxes

Each Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code available to regulated investment companies. Each Fund intends to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all, or substantially all, federal income and excise taxes. No provision for federal income and excise taxes has been made.

Certain Funds may be subject to foreign income taxes imposed on realized gains on securities of issuers from certain foreign countries.

Management has evaluated all of the uncertain tax positions of the Funds and has determined that no liability is required to be recorded in the financial statements.

The statute of limitations on the Funds’ tax returns for each of the tax years in the four year period ended December 31, 2012, remains open and the returns are subject to examination.

The Funds have elected to mark-to-market their investments in Passive Foreign Investment Companies (“PFICs”) for federal income tax purposes. The Funds also treat the deferred loss associated with current and prior year wash sales as an adjustment to the cost of investments for tax purposes. The cost of investments for federal income tax purposes and related gross unrealized appreciation/(depreciation) and net unrealized appreciation (depreciation) at June 30, 2013, were as follows (in thousands):

Fund	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Growth	$615,510	$181,920	$4,156	$177,764
Large Cap Growth	25,309	7,065	264	6,801
Mid Cap Growth	412,300	59,539	6,989	52,550
Small-Mid Cap Growth	400,815	104,002	5,567	98,435
Small Cap Growth	408,804	105,478	29,473	76,005
Global Leaders	115,361	10,572	1,981	8,591
Global Small Cap Growth	10,816	691	383	308
International Growth	3,444,437	505,910	125,960	379,950
Institutional International Growth	1,862,544	266,673	66,951	199,722
International Equity	61,334	11,090	1,441	9,649
Institutional International Equity	80,572	13,783	1,615	12,168
International Leaders	60,866	2,957	2,293	664
International Small Cap Growth	690,056	107,809	28,821	78,988
Emerging Markets Growth	857,646	56,297	34,401	21,896

136	Semi-Annual Report	June 30, 2013

Fund	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Emerging Markets Leaders	$61,449	$3,393	$2,744	$649
Emerging Markets Small Cap Growth	79,139	5,277	3,175	2,102
Large Cap Value	3,502	443	36	407
Mid Cap Value	3,310	819	20	799
Small-Mid Cap Value	2,351	511	17	494
Small Cap Value	253,808	57,862	1,985	55,877
Bond	257,776	8,399	4,022	4,377
Income	129,503	2,932	2,191	741
Low Duration	288,574	912	2,708	(1,796)
Ready Reserves	1,226,891	—	—	—

In addition, the Funds may periodically record reclassifications among certain capital accounts to reflect differences between financial reporting and income tax basis distributions. The reclassifications were reported in order to reflect the tax treatment for certain permanent differences that exist between income tax regulations and U.S. generally accepted accounting principles. The reclassifications generally relate to net operating losses, Section 988 currency gains and losses, PFICs gains and losses, expiration of capital loss carryforward, recharacterization of dividends received from investments in Real Estate Investment Trust, paydown gains and losses, and redemptions in-kind. These reclassifications have no impact on the net asset values of the Funds. Accordingly, at December 31, 2012, the following reclassifications were recorded (in thousands):

Fund	Accumulated Undistributed Net Investment Income (Loss)	Accumulated Undistributed Net Realized Gain/(Loss)	Capital Paid in Excess of Par Value
Growth	$28	$(28)	$—
Large Cap Growth	1	(1)	—
Mid Cap Growth	4	—	(4)
Small-Mid Cap Growth	7	(7)	—
Small Cap Growth	3,984	—	(3,984)
Global Leaders	(20)	20	—
International Growth	20,416	(20,416)	—
Institutional International Growth	9,629	(9,629)	—
International Equity	(71)	71	—
Institutional International Equity	(154)	154	—
International Leaders	10	(10)	—
International Small Cap Growth	2,643	(2,665)	22
Emerging Markets Growth	(1,511)	1,511	—
Emerging Markets Leaders	(53)	53	—
Emerging Markets Small Cap Growth	(7)	6	1
Large Cap Value	—	—	—
Mid Cap Value	(2)	(32)	34
Small-Mid Cap Value	—	—	—
Small Cap Value	(12)	12	—
Bond	1,870	(1,870)	—
Income	1,078	1,412	(2,490)
Low Duration	2,439	(2,439)	—
Ready Reserves	4	20	(24)

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal income tax regulations that may differ from U.S. generally accepted accounting principles. As a result, net investment income or loss and net realized gain or loss for a reporting period may differ from the amount distributed during such period.

June 30, 2013	William Blair Funds	137

Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. The tax character of distributions paid during 2012 and 2011 was as follows (in thousands):

	Distributions Paid in 2012				Distributions Paid in 2011
	Ordinary Income		Long-Term Capital Gains		Return of Capital		Ordinary Income		Long-Term Capital Gains
Fund	Class N	Class I	Class N	Class I	Class N	Class I	Class N	Class I	Class N	Class I
Growth	$10	$1,133	$7,281	$12,939	$—	$—	$—	$329	$5,882	$10,199
Large Cap Growth	—	—	—	—	—	—	—	37	—	—
Mid Cap Growth	—	488	905	7,042	—	—	—	—	2,378	8,679
Small-Mid Cap Growth	63	1,436	1,026	8,092	—	—	595	3,772	2,542	16,104
Small Cap Growth	—	—	564	1,107	—	—	—	—	—	—
Global Leaders	15	227	—	—	—	—	4	170	—	—
International Growth	37,353	74,977	—	—	—	—	—	6,046	—	—
International Equity	172	2,061	—	—	—	—	—	—	—	—
International Leaders	—	6	—	—	—	—	—	—	—	—
International Small Cap Growth	274	7,774	—	—	—	—	193	5,147	—	—
Emerging Markets Growth	88	1,209	—	—	—	—	—	466	2,577	18,690
Emerging Markets Leaders	1	169	—	—	—	11	1	582	3	1,287
Emerging Markets Small Cap Growth	13	65	—	—	—	—	—	—	—	—
Large Cap Value	12	25	—	—	—	—	3	4	—	—
Mid Cap Value	1	62	3	121	—	—	1	64	—	34
Small-Mid Cap Value	34	55	—	—	—	—	—	—	—	—
Small Cap Value	256	1,734	164	782	60	273	6	483	1,471	6,717
Bond	961	6,754	211	1,126	—	—	229	6,707	66	1,188
Income	1,884	2,587	—	—	—	—	1,377	2,800	—	—
Low Duration	219	2,909	—	—	—	—	152	2,098	—	—
Ready Reserves	131	—	—	—	—	—	125	—	—	—

	Distributions Paid in 2012		Distributions Paid in 2011
	Ordinary Income	Long-Term Capital Gains	Return of Capital	Ordinary Income	Long-Term Capital Gains
	Institutional	Institutional	Institutional	Institutional	Institutional
Global Leaders	$—	$—	$—	$—	$—
Institutional International Growth	62,889	—	—	1,997	—
Institutional International Equity	1,482	—	—	2,326	—
International Leaders	10	—	—	—	—
International Small Cap Growth	8,146	—	—	5,384	—
Emerging Markets Growth	7,965	—	—	3,984	93,763
Emerging Markets Leaders	303	—	14	695	1,443
Emerging Markets Small Cap Growth	—	—	—	—	—
Bond	3,467	597	—	2,764	577
Low Duration	2,382	—	—	1,853	—

As of December 31, 2012, the components of distributable earnings on a tax basis were as follows (in thousands):

Fund	Undistributed Ordinary Income	Accumulated Capital and Other Losses	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation/ Depreciation
Growth	$10	$—	$13,481	$122,156
Large Cap Growth	—	(887)	—	5,824
Mid Cap Growth	—	(168)	3,258	22,787
Small-Mid Cap Growth	—	1	6,952	35,809
Small Cap Growth	—	—	6,887	33,642
Global Leaders	2	(13,781)	—	8,028
International Growth	16,303	(1,105,046)	—	587,519
Institutional International Growth	8,836	(175,273)	—	306,224
International Equity	120	(91,971)	—	11,903
Institutional International Equity	191	(122,787)	—	18,967
International Leaders	30	(104)	—	679
International Small Cap Growth	1,592	(53,929)	—	98,714
Emerging Markets Growth	155	(28,010)	—	139,465
Emerging Markets Leaders	57	(3,213)	—	8,259
Emerging Markets Small Cap Growth	56	(37)	36	1,695
Large Cap Value	1	—	5	403
Mid Cap Value	8	—	14	463

138	Semi-Annual Report	June 30, 2013

Fund	Undistributed Ordinary Income	Accumulated Capital and Other Losses	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation/ Depreciation
Small-Mid Cap Value	$14	$—	$8	$244
Small Cap Value	83	—	1,441	26,878
Bond	2	(104)	1,498	21,412
Income	—	(35,763)	—	6,310
Low Duration	—	(4,807)	—	2,235
Ready Reserves	113	(22)	—	—

As of December 31, 2012, the Funds have unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows (in thousands):

Fund	2013	2014	2015	2016	2017	2018	Total
Large Cap Growth	$—	$—	$—	$—	$887	$—	$887
Global Leaders	—	—	—	644	13,127	—	13,771
International Growth	—	—	—	—	1,101,382	—	1,101,382
Institutional International Growth	—	—	—	—	172,315	—	172,315
International Equity	—	—	—	10,048	81,926	—	91,974
Institutional International Equity	—	—	—	9,705	113,087	—	122,792
International Small Cap Growth	—	—	—	—	53,954	—	53,954
Income	3,398	4,138	9,190	14,459	4,577	—	35,762
Low Duration	—	—	—	—	—	955	955
Ready Reserves	—	—	2	—	—	—	2

Under current law, the Funds may carry forward net capital losses indefinitely to use to offset capital gains realized in future years. Previous law limited the carry forward of capital losses to the eight tax years following the year the capital loss was realized. If a Fund has capital losses that are subject to current law and also has capital losses subject to prior law, the losses realized under current law will be utilized to offset capital gains before any of the losses governed by prior law can be used. As a result of these ordering rules, capital losses realized under previous law may be more likely to expire unused. Capital losses realized under current law will carry forward retaining their classification as long-term or short-term losses; as compared to under prior law in which all capital losses were carried forward as short term capital losses.

As of December 31, 2012, the Funds incurred the following capital losses which will not expire (in thousands):

Fund	Short- Term	Long- Term
International Leaders	$33	$—
Emerging Markets Growth	23,905	—
Emerging Markets Leaders	2,240	—
Low Duration	2,054	1,296
Ready Reserves	19	—

In order to meet certain excise tax distribution requirements, the Funds are required to measure and distribute annually, net capital gains realized during a twelve month period ending October 31 and net investment income earned during a twelve month period ending December 31. In connection with this, the Funds are permitted for tax purposes to defer into their next fiscal year qualified late year losses. Qualified late year capital losses are any net capital losses incurred between November 1 and the end of their fiscal year, December 31, 2012. Qualified late year ordinary losses are comprised of losses related to foreign currency and PFICs, incurred between November 1 and the end of their fiscal year, December 31, 2012.

At December 31, 2012, the following Funds deferred, on a tax basis, qualified late year losses of:

	Qualified Late Year Losses
Fund	Ordinary Income	Short-Term Capital	Long-Term Capital
Mid Cap Growth	$—	$168	$—
Global Leaders	10	—	—
International Growth	—	4,050	—
Institutional International Growth	—	2,341	—
International Leaders	—	71	—
Emerging Markets Growth	—	2,380	—

June 30, 2013	William Blair Funds	139

	Qualified Late Year Losses
Fund	Ordinary Income	Short-Term Capital	Long-Term Capital
Emerging Markets Leaders	$—	$464	$507
Emerging Markets Small Cap Growth	—	7	—
Bond	—	104	—
Low Duration	—	291	210

(h) Repurchase Agreements

In a repurchase agreement, a Fund buys a security at one price and at the time of sale, the seller agrees to repurchase the security at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser’s holding period, while the seller’s obligation to repurchase is secured by the value of the underlying security. William Blair & Company, L.L.C. (“William Blair” or the “Advisor”) will monitor, on an ongoing basis, the value of the underlying securities to ensure that the value always equals or exceeds the repurchase price plus accrued interest. Repurchase agreements could involve certain risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities. The risk to a Fund is limited to the ability of the seller to pay the agreed upon sum on the delivery date. In the event of default, a repurchase agreement provides that a Fund is entitled to sell the underlying collateral. The loss, if any, to a Fund will be the difference between the proceeds from the sale and the repurchase price. However, if bankruptcy proceedings are commenced with respect to the seller of the security, disposition of the collateral by the Fund may be delayed or limited. Although no definitive creditworthiness criteria are used, the Advisor reviews the creditworthiness of the banks and non-bank dealers with which a Fund enters into repurchase agreements to evaluate those risks. A Fund may, for tax purposes, deem repurchase agreements collateralized by U.S. Government securities to be investments in U.S. Government securities.

(i) Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements. Actual results may differ from those estimates.

(j) Indemnification

In the normal course of business, the Funds have entered into contracts in which the Funds agree to indemnify the other party or parties against various potential costs or liabilities. The Funds’ maximum exposure under these arrangements is unknown. No claim has been made for indemnification pursuant to any such agreement of the Funds.

(k) Fair Value Measurements

Fair value is defined as the price that a Fund would receive upon selling a security in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. Various inputs are used in determining the value of a Fund’s investments. A three-tier hierarchy of inputs is used to classify fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

•	Level 1—Quoted prices (unadjusted) in active markets for an identical security.

•	Level 2—Prices determined using other significant observable inputs. Observable inputs are inputs that other market participants would use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others. In addition, other observable inputs such as foreign exchange rates, benchmark securities indices and foreign futures contracts may be utilized in the valuation of certain foreign securities when significant events occur between the last sale on the foreign securities exchange and the time the net asset value of the Fund is calculated.

•	Level 3—Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment, and would be based on the best information available.

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

140	Semi-Annual Report	June 30, 2013

Any transfers between Level 1 and Level 2 are disclosed, effective as of the beginning of the period, in the following tables with the reasons for the transfers disclosed in a note to the tables, if applicable.

As of June 30, 2013, the hierarchical input levels of securities in each Fund, segregated by security class, are as follows (in thousands):

Investments in securities	Growth	Large Cap Growth	Mid Cap Growth	Small-Mid Cap Growth	Small Cap Growth
Level 1—Quoted prices Common Stocks	$787,724	$31,715	$454,112	$489,710	$476,391
Level 2—Other significant observable inputs Short-Term Investments	5,550	395	10,738	9,540	8,418
Level 3—Significant unobservable inputs None	—	—	—	—	—
Total investments in securities	$793,274	$32,110	$464,850	$499,250	$484,809

Investments in securities	Global Leaders	Global Small Cap Growth	International Growth	Institutional International Growth	International Equity	Institutional International Equity
Level 1—Quoted prices Common Stocks	$122,311	$10,729	$3,728,364	$2,009,923	$70,118	$89,294
Exchange-Traded Funds	—	157	—	—	—	—
Level 2—Other significant observable inputs Affiliated Fund	—	—	22,815	12,260	—	—
Short-Term Investments	1,641	238	72,519	39,731	865	3,446
Level 3—Significant unobservable inputs Common stock	—	—	689	352	—	—
Total investments in securities.	$123,952	$11,124	$3,824,387	$2,062,266	$70,983	$92,740
Level 1 and Level 2 transfers Transfers from Level 1 to Level 2	—	—	—	—	—	—
Transfers from Level 2 to Level 1 (a)	23,732	—	2,066,827	1,112,905	48,727	76,072
Other financial instruments
Level 2—Other significant observable inputs Forward foreign currency contracts	—	—	6,195	3,340	—	—

Investments in securities	International Leaders	International Small Cap Growth	Emerging Markets Growth	Emerging Markets Leaders	Emerging Markets Small Cap Growth
Level 1—Quoted prices Common Stocks	$61,530	$753,375	$825,517	$57,501	$79,447
Preferred stock	—	—	20,957	1,671	231
Level 2—Other significant observable inputs Short-Term Investments	—	15,669	8,594	2,926	1,563
Affiliated Fund	—	—	24,474	—	—
Level 3—Significant unobservable inputs None	—	—	—	—	—
Total investments in securities	$61,530	$769,044	$879,542	$62,098	$81,241
Level 1 and Level 2 transfers
Transfers from Level 1 to Level 2	—	—	—	—	—
Transfers from Level 2 to Level 1 (a)	7,088	414,868	473,910	31,452	13,076
Other financial instruments
Assets
Level 2—Other significant observable inputs Forward foreign currency contracts	—	192	—	—	—
Liabilities
Level 2—Other significant observable inputs Forward foreign currency contracts	—	(661)	(125)	(5)	—

June 30, 2013	William Blair Funds	141

Investments in securities	Large Cap Value	Mid Cap Value	Small-Mid Cap Value	Small Cap Value
Level 1—Quoted prices Common Stocks	$3,794	$4,109	$2,810	$301,551
Level 2—Other significant observable inputs Short-Term Investments	115	—	35	8,134
Level 3—Significant unobservable inputs None	—	—	—	—
Total investments in securities	$3,909	$4,109	$2,845	$309,685

Investments in securities	Bond	Income	Low Duration	Ready Reserves
Level 1—Quoted Prices None	—	—	—	—
Level 2—Other significant observable inputs US Government and Agency Bonds	$117,167	$73,186	$212,065	$57,654
Corporate Bonds	135,391	48,468	32,530	118,719
Asset Backed Bonds	9,428	7,674	42,183	—
Commercial Paper	—	—	—	814,430
Short-Term Investments	—	—	—	236,088
Level 3—Significant unobservable inputs Asset Backed Bonds	167	916	—	—
Total investments in securities	$262,153	$130,244	$286,778	$1,226,891

(a)	Fair valuation estimates were obtained from the Portfolios’ pricing vendor and applied to certain foreign securities at December 31, 2012 but not at June 30, 2013.

Level 1 Common Stocks are exchange-traded securities with a quoted price. See Portfolio of Investments for Sector Classification.

The fair value estimates for the Level 3 securities in the International Growth, Institutional International Growth, Bond and Income Funds were determined in good faith by the Pricing Committee in consultation with the Valuation Committee, pursuant to the Valuation Procedures adopted by the Board of Trustees. There were various factors considered in reaching this fair value determination, including, but not limited to, the following: the type of security, the extent of public trading of the security, information obtained from a broker-dealer for the security, analysis of the company’s performance, market trends that influence its performance and the potential for an adverse outcome in pending litigation. Level 3 securities represented 0.02%, 0.02%, 0.06% and 0.69% as a percentage of Net Assets in the International Growth, Institutional International Growth, Bond and Income Funds, respectively. The change in net unrealized gain (loss) related to those securities held at June 30, 2013 is included in the change in net unrealized appreciation (depreciation) of investments on the Statements of Operations.

(2) Transactions with Affiliates

(a) Management and Expense Limitation Agreements

Each Fund has a management agreement with the Advisor for investment advisory, clerical, bookkeeping and administrative services. Each Fund pays the Advisor an annual fee, payable monthly, based on a specified percentage of its average daily net assets. A summary of the annual rates expressed as a percentage of average daily net assets is as follows:

Domestic Equity Funds
Growth	0.75%
Large Cap Growth	0.80%
Mid Cap Growth	0.95%
Small-Mid Cap Growth	1.00%
Small Cap Growth	1.10%
Large Cap Value	0.80%
Mid Cap Value	0.95%
Small-Mid Cap Value	1.00%
Small Cap Value	1.10%

Global Equity Fund
Global Leaders	1.00%
Global Small Cap Growth	1.00%
Fixed-Income Funds
Bond	0.30%
Income*:
First $250 million	0.25%
In excess of $250 million	0.20%
Low Duration	0.30%

Money Market Fund
Ready Reserves:
First $250 million	0.275%
Next $250 million	0.25%
Next $2 billion	0.225%
In excess of $2.5 billion	0.20%

142	Semi-Annual Report	June 30, 2013

International Equity Funds
International Growth:
First $250 million	1.10%
Next $4.75 billion	1.00%
Next $5 billion	0.95%
Next $5 billion	0.925%
In excess of $15 billion	0.90%
Institutional International Growth:
First $500 million	1.00%
Next $500 million	0.95%
Next $1.5 billion	0.90%
Next $2.5 billion	0.875%
Next $5 billion	0.85%
Next $5 billion	0.825%
In excess of $15 billion	0.80%

International Equity:
First $250 million	1.10%
In excess of $250 million	1.00%
Institutional International Equity:
First $500 million	1.00%
Next $500 million	0.95%
In excess of $1 billion	0.90%
International Leaders	0.95%
International Small Cap Growth	1.00%
Emerging Markets Growth	1.10%
Emerging Markets Leaders	1.10%
Emerging Markets Small Cap Growth	1.10%

*Management fee also includes a charge of 5% of gross income.

Some of the Funds have also entered into an amended and restated Expense Limitation Agreement with the Advisor. Under the terms of the agreement, the Advisor will waive its management fee and/or reimburse the Fund for expenses in excess of the agreed upon rate. The amount the Advisor owes a Fund as of the reporting date is recorded as the Receivable from Advisor on the Statements of Assets and Liabilities. The Advisor reimburses the Funds on a monthly basis. Under the terms of the agreement, the Advisor has agreed to waive its advisory fees and/or absorb other operating expenses through April 30, 2014, if total expenses for each class of the following Funds exceed the following rates (as a percentage of average daily net assets):

	Class N				Class I				Institutional Class
Fund	Effective May 1, 2013 through April 30, 2014		Effective May 1, 2012 through April 30, 2013		Effective May 1, 2013 through April 30, 2014		Effective May 1, 2012 through April 30, 2013		Effective May 1, 2013 through April 30, 2014		Effective May 1, 2012 through April 30, 2013
Growth	N/A		N/A		N/A		N/A		N/A		N/A
Large Cap Growth	1.20%		1.20%		0.95%		0.95%		N/A		N/A
Mid Cap Growth	1.35%		1.35%		1.10%		1.10%		N/A		N/A
Small-Mid Cap Growth	1.35%		1.35%		1.10%		1.10%		N/A		N/A
Small Cap Growth	1.50%		1.50%		1.25%		1.25%		N/A		N/A
Global Leaders	1.50%		1.50%		1.25%		1.25%		1.10%		1.10%
Global Small Cap Growth	1.65	%(b)	N/A		1.40	%(b)	N/A		1.25	%(b)	N/A
International Growth	1.45%		1.45%		1.20%		1.20%		N/A		N/A
Institutional International Growth	N/A		N/A		N/A		N/A		N/A		N/A
International Equity	1.45%		1.45%		1.20%		1.20%		N/A		N/A
Institutional International Equity	N/A		N/A		N/A		N/A		1.10%		1.10%
International Leaders	1.45%		1.45	%(a)	1.20%		1.20	%(a)	1.05%		1.05	%(a)
International Small Cap Growth	1.65%		1.65%		1.40%		1.40%		1.25%		1.25%
Emerging Markets Growth	1.70%		1.70%		1.45%		1.45%		1.30%		1.30%
Emerging Markets Leaders	1.65%		1.65%		1.40%		1.40%		1.25%		1.25%
Emerging Markets Small Cap Growth	1.65%		1.65%		1.40%		1.40%		1.25%		1.25%
Large Cap Value	1.20%		1.20%		0.95%		0.95%		N/A		N/A
Mid Cap Value	1.35%		1.35%		1.10%		1.10%		N/A		N/A
Small-Mid Cap Value	1.40%		1.40%		1.15%		1.15%		N/A		N/A
Small Cap Value	1.50%		1.45%		1.25%		1.20%		N/A		N/A
Bond	0.65%		0.65%		0.50%		0.50%		0.35%		0.35%
Income	0.85%		0.85%		0.70%		0.70%		N/A		N/A
Low Duration	0.70%		0.70%		0.55%		0.55%		0.40%		0.40%
Ready Reserves	N/A		N/A		N/A		N/A		N/A		N/A

(a)	Effective August 16, 2012 through April 30, 2014
(b)	Effective April 10, 2013 through April 30, 2014

June 30, 2013	William Blair Funds	143

The Advisor has agreed to voluntarily waive fees and reimburse expenses incurred for the Ready Reserves Fund in order to maintain a minimum yield given the current interest rate environment.

For a period of three years subsequent to the commencement of operations, the Advisor is entitled to reimbursement for previously waived fees and reimbursed expenses to the extent the overall expense ratio remains below the expense limitation in place at the time the fee was waived and/or the expense was reimbursed. The total amounts available for recapture at June 30, 2013 were as follows (in thousands):

Fund	Available for Recapture
Global Small Cap Growth	$25
International Leaders	114
Emerging Markets Small Cap Growth	377
Large Cap Value	177
Small-Mid Cap Value	177

For the period ended June 30, 2013, the fee waivers and/or reimbursements for each Fund were as follows (in thousands):

Fund	Fund Level Waiver	Class I Specific Waiver	Class N Specific Waiver	Total Waiver
Growth	$—	$—	$—	$—
Large Cap Growth	28	5	3	36
Mid Cap Growth	—	—	10	10
Small-Mid Cap Growth	—	—	20	20
Small Cap Growth	—	143	66	209
Global Leaders	45	9	2	56
Global Small Cap Growth	25	—	—	25
International Growth	—	—	—	—
Institutional International Growth	—	—	—	—
International Equity	38	37	3	78
Institutional International Equity	22	—	—	22
International Leaders	57	—	—	57
International Small Cap Growth	—	—	—	—
Emerging Markets Growth	—	—	—	—
Emerging Markets Leaders	67	1	—	68
Emerging Markets Small Cap Growth	124	—	—	124
Large Cap Value	47	—	—	47
Mid Cap Value	46	—	—	46
Small-Mid Cap Value	49	—	—	49
Small Cap Value	—	41	17	58
Bond	38	28	18	84
Income	—	—	—	—
Low Duration	—	—	—	—
Ready Reserves	3,463	—	—	3,463

(b) Underwriting, Distribution Services and Service Agreements

Each Fund, except the Institutional International Growth Fund, the Institutional International Equity Fund, and the Ready Reserves Fund, has a Distribution Agreement with William Blair for distribution services to the Funds’ Class N shares. Each Fund pays William Blair an annual fee, payable monthly, based on a specified percentage of its average daily net assets of Class N shares. The annual rate expressed as a percentage of average daily net assets for Class N is 0.25% for all Funds except the Income, Bond and Low Duration Funds, which is 0.15%. Pursuant to the Distribution Agreement, William Blair enters into related selling group agreements with various firms at various rates for sales of the Funds’ Class N shares.

The Ready Reserves Fund has entered into a Service Agreement with the Advisor under which the Advisor agrees to provide certain support services to Class N shareholders, including shareholder services and automatic sweep services, for a fee of 0.35% of the Fund’s average daily net assets attributable to Class N shares. The Board of Trustees has determined that the amount payable for “service fees” (as defined by FINRA, Financial Industry Regulatory Authority) does not exceed 0.25% of the average annual net assets attributable to the Class N shares of the Ready Reserves Fund.

144	Semi-Annual Report	June 30, 2013

The Global Leaders, Global Small Cap Growth, International Leaders, International Small Cap Growth, Emerging Markets Growth, Emerging Markets Leaders, Emerging Markets Small Cap Growth, Bond and Low Duration Funds have a Shareholder Administration Agreement with William Blair to provide shareholder administration services to Class N and Class I shares. Class N and Class I shares of the Funds pay William Blair an annual fee, payable monthly, based upon 0.15% of average daily net assets attributable to each class, respectively. For the period ended June 30, 2013, the following fees were incurred (in thousands):

Fund	Class N	Class I	Total
Global Leaders	$4	$36	$40
Global Small Cap Growth	—	3	3
International Leaders	—	7	7
International Small Cap Growth	11	292	303
Emerging Markets Growth	12	112	124
Emerging Markets Leaders	—	22	22
Emerging Markets Small Cap Growth	6	16	22
Bond	23	129	152
Low Duration	9	127	136
Ready Reserves	2,352	—	2,352

(3) Investment Transactions

Investment transactions, excluding money market instruments, repurchase agreements and demand notes for the period ended June 30, 2013, were as follows (in thousands):

Fund	Purchases	Sales
Growth	$191,316	$(194,211)
Large Cap Growth	7,975	(7,128)
Mid Cap Growth	200,906	(153,823)
Small-Mid Cap Growth	109,795	(85,800)
Small Cap Growth	189,515	(190,535)
Global Leaders	81,064	(24,825)
Global Small Cap Growth	12,688	(2,079)
International Growth	2,171,218	(2,053,260)
Institutional International Growth	1,173,809	(1,106,627)
International Equity	29,844	(30,950)
Institutional International Equity	37,413	(59,241)
International Leaders	67,671	(15,218)
International Small Cap Growth	463,834	(451,515)
Emerging Markets Growth	609,793	(608,687)
Emerging Markets Leaders	44,449	(47,942)
Emerging Markets Small Cap Growth	95,652	(42,119)
Large Cap Value	2,303	(2,798)
Mid Cap Value	1,022	(1,625)
Small-Mid Cap Value	975	(937)
Small Cap Value	115,776	(91,920)
Bond	83,199	(99,271)
Income	42,364	(46,746)
Low Duration	128,965	(98,536)

(4) Forward Foreign Currency Contracts

The Global Equity and International Equity Funds from time to time may enter into forward foreign currency contracts with the Fund’s custodian and other counterparties in an attempt to hedge against a decline in the value of foreign currency against the U.S. dollar. The Funds bear the market risk that arises from changes in foreign currency rates and bear the credit risk if the counterparty fails to perform under the contract.

June 30, 2013	William Blair Funds	145

For the period ended June 30, 2013, the International Growth, Institutional International Growth, International Leaders, International Small Cap Growth, Emerging Markets Growth and Emerging Markets Leaders Funds engaged in forward foreign currency contracts with notional volume (in thousands) of:

Fund	Average Monthly Notional Value
International Growth	$857,890
Institutional International Growth	458,966
International Leaders	5,877
International Small Cap Growth	55,135
Emerging Markets Growth	2,025
Emerging Markets Leaders	58

The following tables present the value of forward foreign currency contracts as of June 30, 2013 and their respective location on the Statements of Assets and Liabilities (values in thousands):

	Assets		Liabilities
Fund	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
International Growth	Unrealized appreciation on foreign forward currency contracts	$6,195	Unrealized depreciation on foreign forward currency contracts	$—
Institutional International Growth	Unrealized appreciation on foreign forward currency contracts	3,340	Unrealized depreciation on foreign forward currency contracts	—
International Leaders	Unrealized appreciation on foreign forward currency contracts	—	Unrealized depreciation on foreign forward currency contracts	—
International Small Cap Growth	Unrealized appreciation on foreign forward currency contracts	—	Unrealized depreciation on foreign forward currency contracts	469
Emerging Markets Growth	Unrealized appreciation on foreign forward currency contracts	—	Unrealized depreciation on foreign forward currency contracts	125
Emerging Markets Leaders	Unrealized appreciation on foreign forward currency contracts	—	Unrealized depreciation on foreign forward currency contracts	5

The effect of forward foreign currency contracts on the Statements of Operations for the period ended June 30, 2013 (values in thousands):

Realized gain (loss) recognized on forward foreign currency contracts
Fund	Value
International Growth	$4,434
Institutional International Growth	2,353
International Leaders	(175)
International Small Cap Growth	279
Emerging Markets Growth	—
Emerging Markets Leaders	—

Change in net unrealized gain (loss) recognized on forward foreign currency contracts
Fund	Value
International Growth	$6,195
Institutional International Growth	3,340
International Leaders	—
International Small Cap Growth	(469)
Emerging Markets Growth	(125)
Emerging Markets Leaders	(5)

146	Semi-Annual Report	June 30, 2013

The following table presents open forward foreign currency contracts as of June 30, 2013 (values in thousands):

International Growth
Counterparty	(S)hort (B)uy to cover	Currency Description	Settlement Date	Local Currency	Current Value (USD)	Net Unrealized Gain/(Loss)
State Street Bank	S	Pound Sterling	8/14/2013	(65,057,000)	$98,918	3,085
Bank Of New York	S	Japanese Yen	8/13/2013	(6,048,222,000)	60,994	3,110
						$6,195

Institutional International Growth
Counterparty	(S)hort (B)uy to cover	Currency Description	Settlement Date	Local Currency	Current Value (USD)	Unrealized Gain/(Loss)
State Street Bank	S	Pound Sterling	8/14/2013	(35,098,000)	$53,366	1,665
Bank Of New York	S	Japanese Yen	8/13/2013	(3,256,868,000)	32,844	1,675
						$3,340

International Small Cap Growth
Counterparty	(S)hort (B)uy to cover	Currency Description	Settlement Date	Local Currency	Current Value (USD)	Unrealized Gain/(Loss)
Bank Of New York	S	Japanese Yen	8/13/2013	(2,807,630,000)	$28,314	(661)
Bank Of New York	S	Japanese Yen	8/13/2013	(910,034,000)	9,177	192
						$(469)

Emerging Markets Growth
Counterparty	(S)hort (B)uy to cover	Currency Description	Settlement Date	Local Currency	Current Value (USD)	Unrealized Gain/(Loss)
Bank Of New York	S	South African Rand	8/5/2013	(71,687,000)	$7,214	$(125)

Emerging Markets Leaders
Counterparty	(S)hort (B)uy to cover	Currency Description	Settlement Date	Local Currency	Current Value (USD)	Unrealized Gain/(Loss)
Bank Of New York	S	South African Rand	8/5/2013	(4,053,000)	$408	$(5)

(5) Statement of Assets and Liabilities Offsetting

The Global and International Equity Funds from time to time may enter into foreign currency contracts. These contracts are subject to master netting agreements with each counterparty.

			Gross Amounts Not Offset in the Statement of Assets and Liabilities
Fund	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments	Net Amount
	Foreign Currency Contracts
International Growth	$6,195	$ —	$6,195	$—	$6,195
Institutional International Growth	3,340	—	3,340	—	3,340
	Repurchase Agreements
Growth	$5,550	$ —	$5,550	$5,550	$—
Large Cap Growth	395	—	395	395	—
Mid Cap Growth	10,738	—	10,738	10,738	—
Small-Mid Cap Growth	9,540	—	9,540	9,540	—
Small Cap Growth	8,418	—	8,418	8,418	—
Global Leaders	1,641	—	1,641	1,641	—
Global Small Cap Growth	238	—	238	238	—
International Growth	72,519	—	72,519	72,519	—
Institutional International Growth	39,731	—	39,731	39,731	—

June 30, 2013	William Blair Funds	147

			Gross Amounts Not Offset in the Statement of Assets and Liabilities
Fund	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments	Net Amount
	Repurchase Agreements
International Equity	$865	$ —	$865	$865	$—
Institutional International Equity	3,446	—	3,446	3,446	—
International Small Cap Growth	15,669	—	15,669	15,669	—
Emerging Markets Growth	8,594	—	8,594	8,594	—
Emerging Markets Leaders	2,926	—	2,926	2,926	—
Emerging Markets Small Cap Growth .	1,563	—	1,563	1,563	—
Large Cap Value	115	—	115	115	—
Small-Mid Cap Value	35	—	35	35	—
Small Cap Value	8,134	—	8,134	8,134	—
Ready Reserves	236,088	—	236,088	236,088	—

			Gross Amounts Not Offset in the Statement of Assets and Liabilities
Fund	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments	Net Amount
	Foreign Currency Contracts
International Small Cap Growth	$(661)	$ 192	$(469)	$—	$(469)
Emerging Markets Growth	(125)	—	(125)	—	(125)
Emerging Markets Leaders	(5)	—	(5)	—	(5)

(6) Subsequent Event

On July 22, 2013, the William Blair Income Fund (the “Fund”) was named as a defendant in the case entitled OCWEN Loan Servicing, LLC, et al. v. State Street Bank, et al., No. 13-104 (JGK) (S.D.N.Y filed January 4, 2013). OCWEN Loan Servicing (“OCWEN”) determined that it made errors in its calculation and seeks to recover alleged overpayments made in 2007 and 2008 on certain mortgage pass-through securities (the “Bonds”) formerly owned by the Fund. The Fund sold the Bonds in 2008 at a price reflecting the allegedly erroneous overpayments before OCWEN discovered the errors. The total amount of the claim is $494,806.44. The Fund believes that OCWEN’s claims are without merit and intends to vigorously defend the action.

148	Semi-Annual Report	June 30, 2013

(7) Fund Share Transactions

The following tables summarizes the activity in capital shares of each fund for the period ended June 30, 2013 (in thousands) (unaudited):

	Class N
	Dollars				Shares
Fund	Sales	Reinvest	Redemptions	Total	Sales	Reinvest	Redemptions	Total
Growth	$17,073	$—	$29,889	$(12,816)	1,319	—	2,284	(965)
Large Cap Growth	706	—	302	404	81	—	35	46
Mid Cap Growth	6,774	—	6,511	263	494	—	472	22
Small Mid-Cap Growth	14,342	—	5,136	9,206	872	—	320	552
Small Cap Growth	13,568	—	19,202	(5,634)	494	—	717	(223)
Global Leaders	1,251	—	1,158	93	126	—	115	11
Global Small Cap Growth (a)	292	—	—	292	28	—	—	28
International Growth	134,288	—	138,940	(4,652)	5,762	—	5,911	(149)
International Equity	264	—	2,233	(1,969)	20	—	179	(159)
International Leaders	3	—	455	(452)	—	—	41	(41)
International Small Cap Growth	1,922	—	2,338	(416)	136	—	167	(31)
Emerging Markets Growth	733	—	2,545	(1,812)	54	—	195	(141)
Emerging Markets Leaders	—	—	116	(116)	9	—	13	(4)
Emerging Markets Small Cap Growth	10,596	—	3,236	7,360	731	—	226	505
Large Cap Value	$952	—	1,309	(357)	74	—	104	(30)
Mid Cap Value	86	—	6	80	7	—	—	7
Small-Mid Cap Value	27	—	102	(75)	2	—	8	(6)
Small Cap Value	5,841	—	10,095	(4,254)	384	—	677	(293)
Bond	4,761	563	15,087	(9,763)	451	24	1,374	(899)
Income	19,146	943	27,088	(6,999)	2,076	46	2,875	(753)
Low Duration	4,176	58	5,051	(817)	430	3	519	(86)
Ready Reserves	349,973	67	637,484	(287,444)	350,006	35	637,486	(287,445)

	Class I
	Dollars					Shares
Fund	Sales	Reinvest	Redemptions	Total	Sales	Reinvest	Redemptions	Total
Growth	$43,952	$—	$35,851	$8,101	3,223	—	2,612	611
Large Cap Growth	1,694	—	1,119	575	190	—	123	67
Mid Cap Growth	72,904	—	25,060	47,844	5,143	—	1,785	3,358
Small Mid-Cap Growth	67,451	—	45,176	22,275	4,156	—	2,768	1,388
Small Cap Growth	36,941	—	33,580	3,361	1,309	—	1,187	122
Global Leaders	4,077	—	3,528	549	412	—	359	53
Global Small Cap Growth (a)	10,771	—	—	10,771	1,074	—	—	1,074
International Growth	284,089	—	187,411	96,678	11,899	—	7,827	4,072
International Equity	4,555	—	4,191	364	366	—	328	38
International Leaders	7,690	—	535	7,155	690	—	50	640
International Small Cap Growth	39,152	—	24,703	14,449	2,734	—	1,713	1,021
Emerging Markets Growth	12,401	—	5,054	7,347	923	—	374	549
Emerging Markets Leaders	8,915	—	1,127	7,788	990	—	127	863
Emerging Markets Small Cap Growth	27,246	—	3,716	23,530	1,919	—	262	1,657
Large Cap Value	1,212	—	1,315	(103)	94	—	104	(10)
Mid Cap Value	49	—	731	(682)	4	—	58	(54)
Small-Mid Cap Value	100	—	11	89	8	—	1	7
Small Cap Value	52,663	—	19,040	33,623	3,468	—	1,231	2,237
Bond	22,796	2,463	29,098	(3,839)	2,178	106	2,644	(360)
Income	19,236	924	17,584	2,576	2,118	45	1,887	276
Low Duration	62,420	1,442	43,206	20,656	6,471	70	4,429	2,112
Ready Reserves	—	—	—	—	—	—	—	—

(a)	For the period from April 10, 2013 (Commencement of Operations) to June 30, 2013.

June 30, 2013	William Blair Funds	149

	Institutional
	Dollars				Shares
Fund	Sales	Reinvest	Redemptions	Total	Sales	Reinvest	Redemptions	Total
Global Leaders	$55,299	$—	$639	$54,660	5,599	—	65.00	5,534
Institutional International Growth	153,499	—	94,569	58,930	9,948	—	6,071	3,877
Institutional International Equity	3,150	—	25,995	(22,845)	288	—	2,343	(2,055)
International Leaders	46,097	—	642	45,455	4,088	—	59	4,029
International Small Cap Growth	12,908	—	29,533	(16,625)	885	—	2,107	(1,222)
Emerging Markets Growth	124,162	—	134,924	(10,762)	8,974	—	10,562	(1,588)
Emerging Markets Leaders	83	—	10,847	(10,764)	—	—	1,179	(1,179)
Emerging Markets Small Cap Growth	23,326	—	25	23,301	1,675	—	—	1,675
Bond	4,619	1,442	12,967	(6,906)	486	63	1,178	(629)
Low Duration	2,068	1,601	12,031	(8,362)	297	78	1,238	(863)

	Total
	Dollars				Shares
Fund	Sales	Reinvest	Redemptions	Total	Sales	Reinvest	Redemptions	Total
Growth	$61,025	$—	$65,740	$(4,715)	4,542	—	4,896	(354)
Large Cap Growth	2,400	—	1,421	979	271	—	158	113
Mid Cap Growth	79,678	—	31,571	48,107	5,637	—	2,257	3,380
Small Mid-Cap Growth	81,793	—	50,312	31,481	5,028	—	3,088	1,940
Small Cap Growth	50,509	—	52,782	(2,273)	1,803	—	1,904	(101)
Global Leaders	60,627	—	5,325	55,302	6,137	—	539	5,598
Global Small Cap Growth (a)	11,063	—	—	11,063	1,102	—	—	1,102
International Growth	418,377	—	326,351	92,026	17,661	—	13,738	3,923
Institutional International Growth	153,499	—	94,569	58,930	9,948	—	6,071	3,877
International Equity	4,819	—	6,424	(1,605)	386	—	507	(121)
Institutional International Equity	3,150	—	25,995	(22,845)	288	—	2,343	(2,055)
International Leaders	53,790	—	1,632	52,158	4,778	—	150	4,628
International Small Cap Growth	53,982	—	56,574	(2,592)	3,755	—	3,987	(232)
Emerging Markets Growth	137,296	—	142,523	(5,227)	9,951	—	11,131	(1,180)
Emerging Markets Leaders	8,998	—	12,090	(3,092)	999	—	1,319	(320)
Emerging Markets Small Cap Growth	61,168	—	6,977	54,191	4,325	—	488	3,837
Large Cap Value	2,164	—	2,624	(460)	168	—	208	(40)
Mid Cap Value	135	—	737	(602)	11	—	58	(47)
Small-Mid Cap Value	127	—	113	14	10	—	9	1
Small Cap Value	58,504	—	29,135	29,369	3,852	—	1,908	1,944
Bond	32,176	4,468	57,152	(20,508)	3,115	193	5,196	(1,888)
Income	38,382	1,867	44,672	(4,423)	4,194	91	4,762	(477)
Low Duration	68,664	3,101	60,288	11,477	7,198	151	6,186	1,163
Ready Reserves	349,973	67	637,484	(287,444)	350,006	35	637,486	(287,445)

(a)	For the period from April 10, 2013 (Commencement of Operations) to June 30, 2013.

150	Semi-Annual Report	June 30, 2013

The following tables summarizes the activity in capital shares of each fund for the period ended December 31, 2012 (in thousands):

	Class N
	Dollars				Shares
Fund	Sales	Reinvest	Redemptions	Total	Sales	Reinvest	Redemptions	Total
Growth	$78,696	$7,021	$66,403	$19,314	6,511	581	5,556	1,536
Large Cap Growth	910	—	679	231	117	—	88	29
Mid Cap Growth	23,163	883	15,631	8,415	1,835	70	1,251	654
Small Mid-Cap Growth	21,591	1,057	18,344	4,304	1,549	74	1,290	333
Small Cap Growth	11,395	558	114,495	(102,542)	507	24	5,073	(4,542)
Global Leaders	2,165	14	1,342	837	237	1	150	88
International Growth	201,960	36,834	478,336	(239,542)	9,747	1,647	23,161	(11,767)
International Equity	230	172	2,397	(1,995)	20	14	207	(173)
International Leaders (a)	501	—	—	501	50	—	—	50
International Small Cap Growth	1,764	249	8,879	(6,866)	140	19	734	(575)
Emerging Markets Growth	439	71	4,491	(3,981)	35	5	358	(318)
Emerging Markets Leaders	182	1	10	173	22	—	1	21
Emerging Markets Small Cap Growth	3,152	12	1,607	1,557	261	1	134	128
Large Cap Value	247	2	—	249	23	—	—	23
Mid Cap Value	27	4	16	15	2	—	1	1
Small-Mid Cap Value	22	1	2	21	2	—	—	2
Small Cap Value	13,727	412	20,304	(6,165)	1,057	30	1,543	(456)
Bond	29,217	1,107	6,469	23,855	2,628	99	579	2,148
Income	46,878	1,690	25,694	22,874	4,948	178	2,712	2,414
Low Duration	13,181	97	8,314	4,964	1,337	10	843	504
Ready Reserves	867,610	131	624,157	243,584	867,610	131	624,157	243,584

	Class I
	Dollars				Shares
Fund	Sales	Reinvest	Redemptions	Total	Sales	Reinvest	Redemptions	Total
Growth	$99,399	$12,799	$51,187	$61,011	7,918	1,014	4,123	4,809
Large Cap Growth	3,057	—	4,361	(1,304)	382	—	550	(168)
Mid Cap Growth	250,069	7,459	56,818	200,710	19,576	576	4,392	15,760
Small Mid-Cap Growth	166,456	8,330	66,523	108,263	11,543	570	4,593	7,520
Small Cap Growth	82,018	1,069	223,185	(140,098)	3,541	44	9,629	(6,044)
Global Leaders	14,574	220	14,834	(40)	1,589	24	1,585	28
International Growth	471,066	66,346	477,179	60,233	22,026	2,899	22,367	2,558
International Equity	3,058	1,773	17,485	(12,654)	266	146	1,569	(1,157)
International Leaders (a)	4,042	6	—	4,048	401	—	—	401
International Small Cap Growth	70,906	6,537	146,425	(68,982)	5,547	483	11,369	(5,339)
Emerging Markets Growth	14,379	863	19,348	(4,106)	1,140	64	1,558	(354)
Emerging Markets Leaders	5,784	109	6,173	(280)	702	12	745	(31)
Emerging Markets Small Cap Growth	6,883	40	1,571	5,352	568	3	129	442
Large Cap Value	710	13	—	723	63	1	—	64
Mid Cap Value	276	154	1,296	(866)	24	14	113	(75)
Small-Mid Cap Value	50	19	28	41	5	2	3	4
Small Cap Value	33,914	2,338	51,694	(15,442)	2,556	169	3,881	(1,156)
Bond	30,744	5,895	23,329	13,310	2,776	531	2,114	1,193
Income	24,370	1,977	22,415	3,932	2,595	210	2,382	423
Low Duration	106,781	1,897	34,142	74,536	10,837	192	3,465	7,564
Ready Reserves	—	—	—	—	—	—	—	—

(a)	For the period from August 16, 2012 (Commencement of Operations) to December 31, 2012.

June 30, 2013	William Blair Funds	151

	Institutional
	Dollars				Shares
Fund	Sales	Reinvest	Redemptions	Total	Sales	Reinvest	Redemptions	Total
Global Leaders	$16,024	$—	$—	$16,024	1,690	—	—	1,690
Institutional International Growth	283,364	58,949	226,632	115,681	20,453	3,970	16,310	8,113
Institutional International Equity	9,705	1,482	30,509	(19,322)	987	137	3,013	(1,889)
International Leaders (a)	5,000	10	—	5,010	488	1	—	489
International Small Cap Growth	49,414	7,704	106,290	(49,172)	3,936	567	8,279	(3,776)
Emerging Markets Growth	245,923	7,240	259,995	(6,832)	19,326	537	20,495	(632)
Emerging Markets Leaders	23,757	303	13,122	10,938	2,826	33	1,581	1,278
Emerging Markets Small Cap Growth	15,000	—	—	15,000	1,173	—	—	1,173
Bond	22,458	3,214	6,675	18,997	2,035	290	604	1,721
Low Duration	71,039	2,281	22,867	50,453	7,207	231	2,321	5,117

	Net Change in Net Assets Relating to Fund Share Activity
	Dollars				Shares
Fund	Sales	Reinvest	Redemptions	Total	Sales	Reinvest	Redemptions	Total
Growth	$178,095	$19,820	$117,590	$80,325	14,429	1,595	9,679	6,345
Large Cap Growth	3,967	—	5,040	(1,073)	499	—	638	(139)
Mid Cap Growth	273,232	8,342	72,449	209,125	21,411	646	5,643	16,414
Small Mid-Cap Growth	188,047	9,387	84,867	112,567	13,092	644	5,883	7,853
Small Cap Growth	93,413	1,627	337,680	(242,640)	4,048	68	14,702	(10,586)
Global Leaders	32,763	234	16,176	16,821	3,516	25	1,735	1,806
International Growth	673,026	103,180	955,515	(179,309)	31,773	4,546	45,528	(9,209)
Institutional International Growth	283,364	58,949	226,632	115,681	20,453	3,970	16,310	8,113
International Equity	3,288	1,945	19,882	(14,649)	286	160	1,776	(1,330)
Institutional International Equity	9,705	1,482	30,509	(19,322)	987	137	3,013	(1,889)
International Leaders (a)	9,543	16	—	9,559	939	1	—	940
International Small Cap Growth	122,084	14,490	261,594	(125,020)	9,623	1,069	20,382	(9,690)
Emerging Markets Growth	260,741	8,174	283,834	(14,919)	20,501	606	22,411	(1,304)
Emerging Markets Leaders	29,723	413	19,305	10,831	3,550	45	2,327	1,268
Emerging Markets Small Cap Growth	25,035	52	3,178	21,909	2,002	4	263	1,743
Large Cap Value	957	15	—	972	86	1	—	87
Mid Cap Value	303	158	1,312	(851)	26	14	114	(74)
Small-Mid Cap Value	72	20	30	62	7	2	3	6
Small Cap Value	47,641	2,750	71,998	(21,607)	3,613	199	5,424	(1,612)
Bond	82,419	10,216	36,473	56,162	7,439	920	3,297	5,062
Income	71,248	3,667	48,109	26,806	7,543	388	5,094	2,837
Low Duration	191,001	4,275	65,323	129,953	19,381	433	6,629	13,185
Ready Reserves	867,610	131	624,157	243,584	867,610	131	624,157	243,584

(a)	For the period from August 16, 2012 (Commencement of Operations) to December 31, 2012.

152	Semi-Annual Report	June 30, 2013

Financial Highlights

Growth Fund

	Class N
	(unaudited)
	Period Ended
	June 30,	Years Ended December 31,
	2013	2012	2011	2010	2009	2008
Net asset value, beginning of year	$12.05	$10.73	$11.28	$9.89	$7.12	$11.70
Income (loss) from investment operations:
Net investment income (loss)	(0.03)	(0.01)	(0.04)	(0.01)	(0.02)	(0.05)
Net realized and unrealized gain (loss) on investments	1.42	1.69	(0.19)	1.40	2.79	(4.35)
Total from investment operations	1.39	1.68	(0.23)	1.39	2.77	(4.40)
Less distributions from:
Net investment income	—	0.00 ^	—	—	—	—
Net realized gain	—	0.36	0.32	—	—	0.18
Total distributions	—	0.36	0.32	—	—	0.18
Net asset value, end of year	$13.44	$12.05	$10.73	$11.28	$9.89	$7.12
Total Return (%)*	11.54	15.67	(1.93)	14.05	38.90	(37.61)
Ratios to average daily net assets (%):**
Expenses	1.17	1.20	1.21	1.16	1.23	1.17
Net investment income (loss)	(0.49)	(0.06)	(0.37)	(0.13)	(0.20)	(0.54)
Net assets at end of year (in thousands)	$263,854	$248,121	$204,476	$198,622	$153,987	$85,142
Portfolio turnover rate (%)*	25	73	59	66	67	60

	Class I
	(unaudited)
	Period Ended
	June 30,	Years Ended December 31,
	2013	2012	2011	2010		2009		2008
Net asset value, beginning of year	$12.58	$11.18	$11.71	$10.24		$7.35		$12.02
Income (loss) from investment operations:
Net investment income (loss)	(0.01)	0.04	0.00 ^	0.02		0.01		(0.02)
Net realized and unrealized gain (loss) on investments	1.49	1.75	(0.20)	1.45		2.88		(4.47)
Total from investment operations	1.48	1.79	(0.20)	1.47		2.89		(4.49)
Less distributions from:
Net investment income	—	0.03	0.01	0.00	^	0.00	^	—
Net realized gain	—	0.36	0.32	—		—		0.18
Total distributions	—	0.39	0.33	0.00	^	0.00	^	0.18
Net asset value, end of year	$14.06	$12.58	$11.18	$11.71		$10.24		$7.35
Total Return (%)*	11.76	16.03	(1.60)	14.36		39.34		(37.35)
Ratios to average daily net assets (%):**
Expenses	0.86	0.89	0.86	0.84		0.89		0.85
Net investment income (loss)	(0.17)	0.30	(0.03)	0.20		0.14		(0.22)
Net assets at end of year (in thousands)	$531,713	$468,124	$362,266	$376,991		$265,533		$153,444
Portfolio turnover rate (%)*	25	73	59	66		67		60

*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.
^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

See accompanying Notes to Financial Statements.

June 30, 2013	William Blair Funds	153

Financial Highlights

Large Cap Growth Fund

	Class N
	(unaudited)
	Period Ended
	June 30,	Years Ended December 31,
	2013	2012	2011	2010	2009	2008
Net asset value, beginning of year	$8.14	$6.88	$7.14	$6.16	$4.68	$7.52
Income (loss) from investment operations:
Net investment income (loss)	(0.01)	(0.02)	(0.01)	(0.00)^	(0.01)	(0.02)
Net realized and unrealized gain (loss) on investments	0.77	1.28	(0.25)	0.98	1.49	(2.82)
Total from investment operations	0.76	1.26	(0.26)	0.98	1.48	(2.84)
Less distributions from:
Net investment income	—	—	—	—	—	0.00 ^
Net realized gain	—	—	—	—	—	—
Total distributions	—	—	—	—	—	0.00 ^
Net asset value, end of year	$8.90	$8.14	$6.88	$7.14	$6.16	$4.68
Total Return (%)*	9.34	18.31	(3.64)	15.91	31.62	(37.76)
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.20	1.20	1.20	1.21	1.23	1.23
Expenses, before waivers and reimbursements	1.50	1.57	1.51	1.53	2.28	1.85
Net investment income (loss), net of waivers and reimbursements	(0.31)	(0.21)	(0.13)	(0.08)	(0.13)	(0.29)
Net investment income (loss), before waivers and reimbursements	(0.61)	(0.58)	(0.44)	(0.40)	(1.18)	(0.91)
Net assets at end of year (in thousands)	$5,046	$4,238	$3,387	$7,135	$5,952	$4,842
Portfolio turnover rate (%)*	23	50	67	54	88	85

	Class I
	(unaudited)
	Period Ended
	June 30,	Years Ended December 31,
	2013	2012		2011	2010	2009		2008
Net asset value, beginning of year	$8.35	$7.03		$7.30	$6.30	$4.77		$7.64
Income (loss) from investment operations:
Net investment income (loss)	(0.00)^	0.00	^	0.01	0.01	0.01		0.00 ^
Net realized and unrealized gain (loss) on investments	0.79	1.32		(0.27)	1.00	1.52		(2.87)
Total from investment operations	0.79	1.32		(0.26)	1.01	1.53		(2.87)
Less distributions from:
Net investment income	—	—		0.01	0.01	0.00	^	0.00 ^
Net realized gain	—	—		—	—	—		—
Total distributions	—	—		0.01	0.01	0.00	^	0.00 ^
Net asset value, end of year	$9.14	$8.35		$7.03	$7.30	$6.30		$4.77
Total Return (%)*	9.46	18.78		(3.54)	16.03	32.17		(37.56)
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	0.95	0.95		0.95	0.96	0.98		0.98
Expenses, before waivers and reimbursements	1.17	1.23		1.16	1.16	1.26		1.21
Net investment income (loss), net of waivers and reimbursements	(0.05)	0.03		0.11	0.16	0.12		(0.04)
Net investment income (loss), before waivers and reimbursements	(0.27)	(0.25)		(0.10)	(0.04)	(0.16)		(0.27)
Net assets at end of year (in thousands)	$27,097	$24,175		$21,562	$24,900	$24,359		$18,437
Portfolio turnover rate (%)*	23	50		67	54	88		85

*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.
^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

154	Semi-Annual Report	June 30, 2013

Financial Highlights

Mid Cap Growth Fund

	Class N
	(unaudited)
	Period Ended
	June 30,	Years Ended December 31,
	2013	2012	2011	2010	2009	2008
Net asset value, beginning of year	$12.65	$11.66	$12.50	$10.08	$7.41	$11.35
Income (loss) from investment operations:
Net investment income (loss)	(0.06)	(0.02)	(0.08)	(0.05)	(0.04)	(0.07)
Net realized and unrealized gain (loss) on investments	1.64	1.29	0.25	2.47	2.71	(3.87)
Total from investment operations	1.58	1.27	0.17	2.42	2.67	(3.94)
Less distributions from:
Net investment income	—	—	—	—	—	—
Net realized gain	—	0.28	1.01	—	—	0.00 ^
Total distributions	—	0.28	1.01	—	—	0.00 ^
Net asset value, end of year	$14.23	$12.65	$11.66	$12.50	$10.08	$7.41
Total Return (%)*	12.49	10.90	1.65	24.01	36.03	(34.71)
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.35	1.35	1.35	1.35	1.36	1.36
Expenses, before waivers and reimbursements	1.39	1.42	1.43	1.42	2.13	2.03
Net investment income (loss), net of waivers and reimbursements	(0.93)	(0.15)	(0.65)	(0.42)	(0.51)	(0.76)
Net investment income (loss), before waivers and reimbursements	(0.97)	(0.22)	(0.73)	(0.49)	(1.28)	(1.43)
Net assets at end of year (in thousands)	$46,346	$40,940	$30,093	$13,802	$10,379	$4,803
Portfolio turnover rate (%)*	37	62	70	73	87	76

	Class I
	(unaudited)
	Period Ended
	June 30,	Years Ended December 31,
	2013	2012	2011	2010	2009	2008
Net asset value, beginning of year	$12.91	$11.87	$12.68	$10.20	$7.48	$11.42
Income (loss) from investment operations:
Net investment income (loss)	(0.05)	0.03	(0.05)	(0.02)	(0.02)	(0.05)
Net realized and unrealized gain (loss) on investments	1.68	1.31	0.25	2.50	2.74	(3.89)
Total from investment operations	1.63	1.34	0.20	2.48	2.72	(3.94)
Less distributions from:
Net investment income	—	0.02	—	—	—	—
Net realized gain	—	0.28	1.01	—	—	0.00 ^
Total distributions	—	0.30	1.01	—	—	0.00 ^
Net asset value, end of year	$14.54	$12.91	$11.87	$12.68	$10.20	$7.48
Total Return (%)*	12.63	11.30	1.86	24.31	36.36	(34.50)
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.10	1.07	1.10	1.10	1.11	1.11
Expenses, before waivers and reimbursements	1.10	1.07	1.13	1.15	1.28	1.23
Net investment income (loss), net of waivers and reimbursements	(0.67)	0.19	(0.42)	(0.14)	(0.26)	(0.51)
Net investment income (loss), before waivers and reimbursements	(0.67)	0.19	(0.45)	(0.19)	(0.43)	(0.63)
Net assets at end of year (in thousands)	$419,543	$329,295	$115,661	$87,446	$60,455	$35,723
Portfolio turnover rate (%)*	37	62	70	73	87	76

*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.
^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

June 30, 2013	William Blair Funds	155

Financial Highlights

Small-Mid Cap Growth Fund

	Class N
	(unaudited)
	Period Ended
	June 30,	Years Ended December 31,
	2013	2012	2011	2010	2009	2008
Net asset value, beginning of year	$14.21	$13.00	$14.40	$11.73	$8.16	$13.10
Income (loss) from investment operations:
Net investment income (loss)	(0.08)	0.02	(0.11)	(0.09)	(0.06)	(0.03)
Net realized and unrealized gain (loss) on investments	2.79	1.57	0.03	2.76	3.63	(4.91)
Total from investment operations	2.71	1.59	(0.08)	2.67	3.57	(4.94)
Less distributions from:
Net investment income	—	0.02	—	—	—	—
Net realized gain	—	0.36	1.32	—	—	0.00 ^
Total distributions	—	0.38	1.32	—	—	0.00 ^
Net asset value, end of year	$16.92	$14.21	$13.00	$14.40	$11.73	$8.16
Total Return (%)*	19.07	12.20	(0.27)	22.76	43.75	(37.71)
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.35	1.35	1.35	1.35	1.36	1.36
Expenses, before waivers and reimbursements	1.43	1.47	1.46	1.46	1.49	1.41
Net investment income (loss), net of waivers and reimbursements	(1.00)	0.16	(0.77)	(0.76)	(0.60)	(0.26)
Net investment income (loss), before waivers and reimbursements	(1.08)	0.04	(0.88)	(0.87)	(0.73)	(0.31)
Net assets at end of year (in thousands)	$59,354	$42,015	$34,123	$26,876	$23,576	$7,954
Portfolio turnover rate (%)*	20	82	76	93	112	77

	Class I
	(unaudited)
	Period Ended
	June 30,	Years Ended December 31,
	2013	2012	2011	2010	2009	2008
Net asset value, beginning of year	$14.55	$13.32	$14.68	$11.93	$8.27	$13.24
Income (loss) from investment operations:
Net investment income (loss)	(0.06)	0.07	(0.08)	(0.06)	(0.03)	0.00 ^
Net realized and unrealized gain (loss) on investments	2.86	1.58	0.04	2.81	3.69	(4.97)
Total from investment operations	2.80	1.65	(0.04)	2.75	3.66	(4.97)
Less distributions from:
Net investment income	—	0.06	—	—	0.00 ^	—
Net realized gain	—	0.36	1.32	—	—	0.00 ^
Total distributions	—	0.42	1.32	—	0.00 ^	0.00 ^
Net asset value, end of year	$17.35	$14.55	$13.32	$14.68	$11.93	$8.27
Total Return (%)*	19.24	12.36	0.01	23.05	44.26	(37.54)
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.09	1.10	1.10	1.10	1.11	1.11
Expenses, before waivers and reimbursements	1.09	1.20	1.12	1.11	1.18	1.17
Net investment income (loss), net of waivers and reimbursements	(0.73)	0.48	(0.54)	(0.50)	(0.33)	0.03
Net investment income (loss), before waivers and reimbursements	(0.73)	0.38	(0.56)	(0.51)	(0.40)	(0.03)
Net assets at end of year (in thousands)	$440,510	$349,345	$219,474	$181,189	$123,252	$75,525
Portfolio turnover rate (%)*	20	82	76	93	112	77

*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.
^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

156	Semi-Annual Report	June 30, 2013

Financial Highlights

Small Cap Growth Fund

	Class N
	(unaudited)
	Period Ended
	June 30,	Years Ended December 31,
	2013	2012	2011	2010	2009	2008
Net asset value, beginning of year	$23.68	$20.13	$23.22	$19.99	$11.79	$23.30
Income (loss) from investment operations:
Net investment income (loss)	(0.14)	(0.22)	(0.28)	(0.21)	(0.15)	(0.19)
Net realized and unrealized gain (loss) on investments	5.74	3.87	(2.81)	3.44	8.35	(10.73)
Total from investment operations	5.60	3.65	(3.09)	3.23	8.20	(10.92)
Less distributions from:
Net investment income	—	—	—	—	—	—
Net realized gain	—	0.10	—	—	—	0.59
Total distributions	—	0.10	—	—	—	0.59
Net asset value, end of year	$29.28	$23.68	$20.13	$23.22	$19.99	$11.79
Total Return (%)*	23.65	18.15	(13.31)	16.16	69.55	(46.85)
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.50	1.50	1.50	1.50	1.50	1.50
Expenses, before waivers and reimbursements	1.59	1.59	1.59	1.52	1.55	1.50
Net investment income (loss), net of waivers and reimbursements	(1.06)	(0.96)	(1.25)	(1.03)	(0.93)	(1.05)
Net investment income (loss), before waivers and reimbursements	(1.15)	(1.05)	(1.34)	(1.05)	(0.98)	(1.05)
Net assets at end of year (in thousands)	$154,734	$130,382	$202,341	$396,767	$469,746	$224,612
Portfolio turnover rate (%)*	44	89	97	117	122	135

	Class I
	(unaudited)
	Period Ended
	June 30,	Years Ended December 31,
	2013	2012	2011	2010	2009	2008
Net asset value, beginning of year	$24.66	$20.91	$24.07	$20.64	$12.14	$23.89
Income (loss) from investment operations:
Net investment income (loss)	(0.11)	(0.16)	(0.23)	(0.16)	(0.11)	(0.14)
Net realized and unrealized gain (loss) on investments	5.99	4.01	(2.93)	3.59	8.61	(11.02)
Total from investment operations	5.88	3.85	(3.16)	3.43	8.50	(11.16)
Less distributions from:
Net investment income	—	—	—	—	—	—
Net realized gain	—	0.10	—	—	—	0.59
Total distributions	—	0.10	—	—	—	0.59
Net asset value, end of year	$30.54	$24.66	$20.91	$24.07	$20.64	$12.14
Total Return (%)*	23.84	18.43	(13.13)	16.62	70.02	(46.70)
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.25	1.25	1.25	1.25	1.20	1.20
Expenses, before waivers and reimbursements	1.34	1.35	1.35	1.25	1.20	1.20
Net investment income (loss), net of waivers and reimbursements	(0.80)	(0.71)	(1.00)	(0.76)	(0.63)	(0.75)
Net investment income (loss), before waivers and reimbursements	(0.89)	(0.81)	(1.10)	(0.76)	(0.63)	(0.75)
Net assets at end of year (in thousands)	$333,686	$266,431	$352,397	$494,822	$293,052	$177,015
Portfolio turnover rate (%)*	44	89	97	117	122	135

*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

June 30, 2013	William Blair Funds	157

Financial Highlights

Global Leaders Fund

	Class N
	(unaudited)
	Period Ended
	June 30,	Years Ended December 31,
	2013	2012	2011	2010	2009	2008
Net asset value, beginning of year	$9.47	$8.10	$8.40	$6.97	$4.96	$9.89
Income (loss) from investment operations:
Net investment income (loss) (a)	0.04	0.03	0.02	(0.01)	(0.01)	0.08
Net realized and unrealized gain (loss) on investments	0.40	1.37	(0.31)	1.44	2.02	(4.98)
Total from investment operations	0.44	1.40	(0.29)	1.43	2.01	(4.90)
Less distributions from:
Net investment income	—	0.03	0.01	—	—	0.03
Net realized gain	—	—	—	—	—	—
Total distributions	—	0.03	0.01	—	—	0.03
Net asset value, end of year	$9.91	$9.47	$8.10	$8.40	$6.97	$4.96
Total Return (%)*	4.65	17.25	(3.47)	20.52	40.52	(49.52)
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.50	1.50	1.50	1.52	1.55	1.55
Expenses, before waivers and reimbursements	1.67	1.84	1.82	1.93	2.61	2.17
Net investment income (loss), net of waivers and reimbursements	0.80	0.29	0.29	(0.09)	(0.17)	0.98
Net investment income (loss), before waivers and reimbursements	0.63	(0.05)	(0.03)	(0.50)	(1.23)	0.36
Net assets at end of year (in thousands)	$5,557	$5,215	$3,740	$5,101	$4,721	$3,652
Portfolio turnover rate (%)*	27	73	75	96	133	124

	Class I
	(unaudited)
	Period Ended
	June 30,	Years Ended December 31,
	2013	2012	2011	2010		2009		2008
Net asset value, beginning of year	$9.47	$8.09	$8.40	$6.96		$4.94		$9.91
Income (loss) from investment operations:
Net investment income (loss) (a)	0.05	0.05	0.04	0.01		0.00	^	0.08
Net realized and unrealized gain (loss) on investments	0.39	1.38	(0.31)	1.43		2.02		(4.98)
Total from investment operations	0.44	1.43	(0.27)	1.44		2.02		(4.90)
Less distributions from:
Net investment income	—	0.05	0.04	0.00	^	0.00	^	0.07
Net realized gain	—	—	—	—		—		—
Total distributions	—	0.05	0.04	0.00	^	0.00	^	0.07
Net asset value, end of year	$9.91	$9.47	$8.09	$8.40		$6.96		$4.94
Total Return (%)*	4.65	17.64	(3.26)	20.73		40.90		(49.41)
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.25	1.25	1.25	1.27		1.30		1.30
Expenses, before waivers and reimbursements	1.39	1.56	1.55	1.62		1.62		1.74
Net investment income (loss), net of waivers and reimbursements	1.04	0.54	0.52	0.16		0.05		1.05
Net investment income (loss), before waivers and reimbursements	0.90	0.23	0.22	(0.19)		(0.27)		0.61
Net assets at end of year (in thousands)	$48,384	$45,757	$38,834	$39,776		$33,566		$24,353
Portfolio turnover rate (%)*	27	73	75	96		133		124

(a)	Excludes $0.00, $0.00, $0.00, $0.00 $0.00 and $0.00 of PFIC mark to market which is treated as ordinary income for Federal tax purposes for the years 2013, 2012, 2011, 2010, 2009, and 2008 respectively.
*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.
^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

158	Semi-Annual Report	June 30, 2013

Financial Highlights

Global Leaders Fund

	Institutional Class Shares
	(unaudited)
	Period Ended	Period Ended
	June, 30	December 31,
	2013	2012(a)
Net asset value, beginning of year	$9.47	$9.50
Income (loss) from investment operations:
Net investment income (loss) (b)	0.06	0.00 ^
Net realized and unrealized gain (loss) on investments	0.39	(0.03)
Total from investment operations	0.45	(0.03)
Less distributions from:
Net investment income	—	—
Net realized gain	—	—
Total distributions	—	—
Net asset value, end of year	$9.92	$9.47
Total Return (%)*	4.75	(0.32)
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.10	1.10
Expenses, before waivers and reimbursements	1.19	1.26
Net investment income (loss), net of waivers and reimbursements	1.23	(0.91)
Net investment income (loss), before waivers and reimbursements	1.14	(1.07)
Net assets at end of year (in thousands)	$71,671	$16,022
Portfolio turnover rate (%)*	27	73

(a)	For the period from December 9, 2012 (Commencement of Operations) to December 31, 2012.
(b)	Excludes $0.00 and $0.00 of PFIC mark to market which is treated as ordinary income for Federal tax purposes for the periods 2013 and 2012 respectively.
*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.
^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

June 30, 2013	William Blair Funds	159

Financial Highlights

Global Small Cap Growth Fund

Class N
(unaudited) Period Ended June 30,
2013(a)
Net asset value, beginning of year	$10.00
Income (loss) from investment operations:
Net investment income (loss) (b)	(0.04)
Net realized and unrealized gain (loss) on investments	0.34
Total from investment operations	0.30
Less distributions from:
Net investment income	—
Net realized gain	—
Total distributions	—
Net asset value, end of year	$10.30
Total Return (%)*	3.00
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.65
Expenses, before waivers and reimbursements	2.78
Net investment income (loss), net of waivers and reimbursements	(1.77)
Net investment income (loss), before waivers and reimbursements	(2.90)
Net assets at end of year (in thousands)	$291
Portfolio turnover rate (%)*	21

Class I
(unaudited) Period Ended June 30,
2013(a)
Net asset value, beginning of year	$10.00
Income (loss) from investment operations:
Net investment income (loss) (b)	0.02
Net realized and unrealized gain (loss) on investments	0.29
Total from investment operations	0.31
Less distributions from:
Net investment income	—
Net realized gain.	—
Total distributions	—
Net asset value, end of year	$10.31
Total Return (%)*	3.10
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.40
Expenses, before waivers and reimbursements	2.50
Net investment income (loss), net of waivers and reimbursements	0.94
Net investment income (loss), before waivers and reimbursements	(0.16)
Net assets at end of year (in thousands)	$11,063
Portfolio turnover rate (%)*	21

(a)	For the period from April 10, 2013 (Commencement of Operations) to June 30, 2013.
*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

160	Semi-Annual Report	June 30, 2013

Financial Highlights

International Growth Fund

	Class N
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2013	2012	2011	2010	2009	2008
Net asset value, beginning of year	$22.43	$18.68	$21.85	$18.55	$13.12	$29.12
Income (loss) from investment operations:
Net investment income (loss) (a)	0.24	0.26	0.26	0.14	0.07	0.29
Net realized and unrealized gain (loss) on investments	0.20	4.16	(3.43)	3.58	5.47	(15.54)
Total from investment operations	0.44	4.42	(3.17)	3.72	5.54	(15.25)
Less distributions from:
Net investment income	—	0.67	—	0.42	0.11	—
Net realized gain	—	—	—	—	—	0.75
Total distributions	—	0.67	—	0.42	0.11	0.75
Net asset value, end of year	$22.87	$22.43	$18.68	$21.85	$18.55	$13.12
Total Return (%)*	1.96	23.67	(14.51)	20.09	42.27	(52.33)
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.42	1.44	1.45	1.43	1.45	1.39
Expenses, before waivers and reimbursements.	1.42	1.44	1.46	1.43	1.46	1.39
Net investment income (loss), net of waivers and reimbursements	2.07	1.25	1.22	0.73	0.48	1.29
Net investment income (loss), before waivers and reimbursements	2.07	1.25	1.21	0.73	0.47	1.29
Net assets at end of year (in thousands)	$1,291,137	$1,269,736	$1,277,534	$2,689,417	$2,539,596	$1,980,750
Portfolio turnover rate (%)*	54	81	103	99	121	91

	Class I
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2013	2012	2011	2010	2009	2008
Net asset value, beginning of year	$22.94	$19.10	$22.34	$18.95	$13.40	$29.61
Income (loss) from investment operations:
Net investment income (loss) (a)	0.28	0.32	0.30	0.20	0.12	0.37
Net realized and unrealized gain (loss) on investments	0.21	4.25	(3.48)	3.67	5.59	(15.83)
Total from investment operations	0.49	4.57	(3.18)	3.87	5.71	(15.46)
Less distributions from:
Net investment income	—	0.73	0.06	0.48	0.16	—
Net realized gain	—	—	—	—	—	0.75
Total distributions	—	0.73	0.06	0.48	0.16	0.75
Net asset value, end of year	$23.43	$22.94	$19.10	$22.34	$18.95	$13.40
Total Return (%)*	2.14	23.96	(14.23)	20.47	42.63	(52.17)
Ratios to average daily net assets (%):**
Expenses	1.13	1.15	1.15	1.14	1.17	1.08
Net investment income (loss)	2.36	1.51	1.40	0.99	0.74	1.58
Net assets at end of year (in thousands)	$2,548,741	$2,402,897	$1,951,368	$2,392,762	$1,933,812	$1,150,188
Portfolio turnover rate (%)*	54	81	103	99	121	91

(a)	Excludes $0.00, $0.10, $0.00, $0.13, $0.08 and $(0.18) of PFIC mark to market, which is treated as ordinary income for Federal tax purposes for the years 2013, 2012, 2011, 2010, 2009 and 2008 respectively.
*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

June 30, 2013	William Blair Funds	161

Financial Highlights

Institutional International Growth Fund

	Institutional Class Shares
	(unaudited) Period Ended June, 30	Years Ended December 31,
	2013	2012	2011	2010	2009	2008
Net asset value, beginning of year	$14.89	$12.39	$14.37	$12.20	$8.66	$19.20
Income (loss) from investment operations:
Net investment income (loss) (a)	0.19	0.23	0.21	0.14	0.10	0.25
Net realized and unrealized gain (loss) on investments	0.14	2.76	(2.17)	2.31	3.61	(10.24)
Total from investment operations	0.33	2.99	(1.96)	2.45	3.71	(9.99)
Less distributions from:
Net investment income	—	0.49	0.02	0.28	0.17	—
Net realized gain	—	—	—	—	—	0.55
Total distributions	—	0.49	0.02	0.28	0.17	0.55
Net asset value, end of year	$15.22	$14.89	$12.39	$14.37	$12.20	$8.66
Total Return (%)*	2.22	24.11	(13.66)	20.10	42.83	(51.99)
Ratios to average daily net assets (%):**
Expenses	0.97	0.98	0.99	0.99	1.01	0.98
Net investment income (loss)	2.51	1.64	1.51	1.12	0.95	1.68
Net assets at end of year (in thousands)	$2,076,576	$1,974,130	$1,542,594	$1,886,217	$1,375,848	$998,266
Portfolio turnover rate (%)*	55	83	111	99	125	86

(a)	Excludes $0.00, $0.00, $0.09, $0.05, $(0.10), and $0.06 of PFIC mark to market which is treated as ordinary income for Federal tax purposes for the years 2013, 2012, 2011, 2009, and 2008 respectively.
*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

162	Semi-Annual Report	June 30, 2013

Financial Highlights

International Equity Fund

	Class N
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2013	2012	2011	2010	2009	2008
Net asset value, beginning of year	$12.05	$10.56	$12.12	$11.07	$8.35	$16.53
Income (loss) from investment operations:
Net investment income (loss) (a)	0.08	0.11	0.13	0.06	0.09	0.10
Net realized and unrealized gain (loss) on investments	0.27	1.75	(1.69)	1.15	2.64	(8.16)
Total from investment operations	0.35	1.86	(1.56)	1.21	2.73	(8.06)
Less distributions from:
Net investment income	—	0.37	—	0.16	0.01	—
Net realized gain	—	—	—	—	—	0.12
Total distributions	—	0.37	—	0.16	0.01	0.12
Net asset value, end of year	$12.40	$12.05	$10.56	$12.12	$11.07	$8.35
Total Return (%)*	2.90	17.57	(12.87)	10.92	32.69	(48.75)
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.45	1.45	1.45	1.45	1.45	1.45
Expenses, before waivers and reimbursements	1.69	1.71	1.60	1.66	1.59	1.45
Net investment income (loss), net of waivers and reimbursements	1.36	0.95	1.09	0.55	1.03	0.80
Net investment income (loss), before waivers and reimbursements	1.12	0.69	0.94	0.34	0.89	0.80
Net assets at end of year (in thousands)	$3,844	$5,648	$6,773	$13,733	$15,436	$42,824
Portfolio turnover rate (%)*	42	80	99	71	88	92

	Class I
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2013	2012	2011	2010	2009	2008
Net asset value, beginning of year	$12.18	$10.67	$12.22	$11.16	$8.44	$16.66
Income (loss) from investment operations:
Net investment income (loss) (a)	0.12	0.14	0.17	0.10	0.08	0.15
Net realized and unrealized gain (loss) on investments	0.26	1.77	(1.72)	1.15	2.70	(8.25)
Total from investment operations	0.38	1.91	(1.55)	1.25	2.78	(8.10)
Less distributions from:
Net investment income	—	0.40	—	0.19	0.06	—
Net realized gain	—	—	—	—	—	0.12
Total distributions	—	0.40	—	0.19	0.06	0.12
Net asset value, end of year	$12.56	$12.18	$10.67	$12.22	$11.16	$8.44
Total Return (%)*	3.12	17.89	(12.68)	11.19	32.93	(48.61)
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.20	1.20	1.20	1.20	1.20	1.20
Expenses, before waivers and reimbursements	1.41	1.44	1.33	1.28	1.39	1.22
Net investment income (loss), net of waivers and reimbursements	1.94	1.17	1.43	0.88	0.86	1.12
Net investment income (loss), before waivers and reimbursements	1.73	0.93	1.30	0.80	0.67	1.10
Net assets at end of year (in thousands)	$67,020	$64,536	$68,884	$164,322	$282,732	$185,662
Portfolio turnover rate (%)*	42	80	99	71	88	92

(a)	Excludes $0.00, $0.01, $0.00, $0.04, $0.00, and $0.00 of PFIC mark to market which is treated as ordinary income for Federal tax purposes for the years 2013, 2012, 2011, 2010, 2009, and 2008 respectively.
*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

June 30, 2013	William Blair Funds	163

Financial Highlights

Institutional International Equity Fund

	Institutional Class Shares
	(unaudited) Period Ended June, 30	Years Ended December 31,
	2013	2012	2011	2010	2009	2008
Net asset value, beginning of year	$10.82	$9.27	$10.78	$9.84	$7.44	$15.03
Income (loss) from investment operations:
Net investment income (loss) (a)	0.11	0.13	0.16	0.10	0.09	0.15
Net realized and unrealized gain (loss) on investments	0.23	1.57	(1.47)	0.99	2.38	(7.60)
Total from investment operations	0.34	1.70	(1.31)	1.09	2.47	(7.45)
Less distributions from:
Net investment income	—	0.15	0.20	0.15	0.07	—
Net realized gain	—	—	—	—	—	0.14
Total distributions	—	0.15	0.20	0.15	0.07	0.14
Net asset value, end of year	$11.16	$10.82	$9.27	$10.78	$9.84	$7.44
Total Return (%)*	3.14	18.31	(12.12)	11.12	33.27	(49.57)
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.10	1.10	1.10	1.07	1.09	1.05
Expenses, before waivers and reimbursements.	1.15	1.16	1.10	1.07	1.09	1.05
Net investment income (loss), net of waivers and reimbursements	1.90	1.28	1.48	0.97	1.04	1.26
Net investment income (loss), before waivers and reimbursements	1.85	1.22	1.48	0.97	1.04	1.26
Net assets at end of year (in thousands)	$90,196	$109,690	$111,474	$291,468	$365,271	$360,451
Portfolio turnover rate (%)*	40	86	91	73	78	91

(a)	Excludes $0.00, $0.00, $0.04, $0.00, $0.00, and $(0.07) of PFIC mark to market which is treated as ordinary income for Federal tax purposes for the years 2013, 2012, 2011, 2010, 2009, and 2008 respectively.
*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

164	Semi-Annual Report	June 30, 2013

Financial Highlights

International Leaders Fund

		Class N
	(unaudited) Period Ended June 30,	Period Ended December 31,
	2013	2012(a)
Net asset value, beginning of year	$10.81	$10.00
Income (loss) from investment operations:
Net investment income (loss) (b)	0.03	0.00 ^
Net realized and unrealized gain (loss) on investments	0.24	0.82
Total from investment operations	0.27	0.82
Less distributions from:
Net investment income	—	0.01
Net realized gain	—	—
Total distributions	—	0.01
Net asset value, end of year	$11.08	$10.81
Total Return (%)*	2.50	8.16
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.45	1.45
Expenses, before waivers and reimbursements	1.76	4.98
Net investment income (loss), net of waivers and reimbursements	0.54	—
Net investment income (loss), before waivers and reimbursements	0.23	(3.53)
Net assets at end of year (in thousands)	$101	$542
Portfolio turnover rate (%)*	36	16

		Class I
	(unaudited)
	Period Ended	Period Ended
	June 30,	December 31,
	2013	2012(a)
Net asset value, beginning of year	$10.81	$10.00
Income (loss) from investment operations:
Net investment income (loss) (b)	0.12	0.01
Net realized and unrealized gain (loss) on investments	0.17	0.82
Total from investment operations	0.29	0.83
Less distributions from:
Net investment income	—	0.02
Net realized gain	—	—
Total distributions	—	0.02
Net asset value, end of year	$11.10	$10.81
Total Return (%)*	2.68	8.26
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.20	1.20
Expenses, before waivers and reimbursements.	1.45	4.56
Net investment income (loss), net of waivers and reimbursements	2.21	0.22
Net investment income (loss), before waivers and reimbursements	1.96	(3.14)
Net assets at end of year (in thousands)	$11,555	$4,336
Portfolio turnover rate (%)*	36	16

(a)	For the period from August 16, 2012 (Comencement of Operations) to December 31, 2012.
(b)	Excludes $0.00 and $0.00 of PFIC mark to market which is treated as ordinary income for Federal tax purposes for the year 2013 and 2012.
*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.
^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

June 30, 2013	William Blair Funds	165

Financial Highlights

International Leaders Fund

		Institutional Class Shares
	(unaudited) Period Ended June, 30	Period Ended December 31,
	2013	2012(a)
Net asset value, beginning of year	$10.80	$10.24
Income (loss) from investment operations:
Net investment income (loss) (b)	0.16	0.00	^
Net realized and unrealized gain (loss) on investments	0.14	0.58
Total from investment operations	0.30	0.58
Less distributions from:
Net investment income	—	0.02
Net realized gain	—	—
Total distributions	—	0.02
Net asset value, end of year	$11.10	$10.80
Total Return (%)*	2.78	5.67
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.05	1.05
Expenses, before waivers and reimbursements.	1.29	1.84
Net investment income (loss), net of waivers and reimbursements	2.78	0.01
Net investment income (loss), before waivers and reimbursements	2.54		(0.78)
Net assets at end of year (in thousands)	$50,157	$5,286
Portfolio turnover rate (%)*	36	16

(a)	For the period from August 16, 2012 (Comencement of Operations) to December 31, 2012.
(b)	Excludes $0.00 and $0.00 of PFIC mark to market which is treated as ordinary income for Federal tax purposes for the year 2012 and 2013 respectively.
*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.
^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

166	Semi-Annual Report	June 30, 2013

Financial Highlights

International Small Cap Growth Fund

					Class N
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2013	2012	2011	2010	2009	2008
Net asset value, beginning of year	$13.46	$11.36	$13.07	$10.40	$6.62	$13.98
Income (loss) from investment operations:
Net investment income (loss) (a)	0.09	0.08	0.07	0.03	(0.01)	(0.02)
Net realized and unrealized gain (loss) on investments	0.84	2.27	(1.66)	2.66	3.79	(7.22)
Total from investment operations	0.93	2.35	(1.59)	2.69	3.78	(7.24)
Less distributions from:
Net investment income	—	0.25	0.12	0.02	—	—
Net realized gain	—	—	—	—	—	0.12
Total distributions	—	0.25	0.12	0.02	—	0.12
Net asset value, end of year	$14.39	$13.46	$11.36	$13.07	$10.40	$6.62
Total Return (%)*	6.91	20.73	(12.16)	25.88	57.10	(51.82)
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.59	1.61	1.64	1.55	1.65	1.65
Expenses, before waivers and reimbursements	1.59	1.61	1.64	1.55	1.83	1.62
Net investment income (loss), net of waivers and reimbursements	1.30	0.65	0.55	0.30	(0.16)	(0.20)
Net investment income (loss), before waivers and reimbursements	1.30	0.65	0.55	0.30	(0.34)	(0.17)
Net assets at end of year (in thousands)	$15,339	$14,771	$18,991	$21,916	$14,854	$11,363
Portfolio turnover rate (%)*	62	76	85	85	136	78

						Class I
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2013	2012	2011	2010	2009	2008
Net asset value, beginning of year	$13.58	$11.46	$13.19	$10.49	$6.67	$14.01
Income (loss) from investment operations:
Net investment income (loss) (a)	0.12	0.12	0.12	0.07	0.01	0.01
Net realized and unrealized gain (loss) on investments	0.84	2.30	(1.69)	2.68	3.83	(7.23)
Total from investment operations	0.96	2.42	(1.57)	2.75	3.84	(7.22)
Less distributions from:
Net investment income	—	0.30	0.16	0.05	0.02	—
Net realized gain	—	—	—	—	—	0.12
Total distributions	—	0.30	0.16	0.05	0.02	0.12
Net asset value, end of year	$14.54	$13.58	$11.46	$13.19	$10.49	$6.67
Total Return (%)*	7.07	21.10	(11.84)	26.24	57.51	(51.56)
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.29	1.30	1.28	1.25	1.31	1.31
Expenses, before waivers and reimbursements	1.29	1.30	1.28	1.25	1.31	1.28
Net investment income (loss), net of waivers and reimbursements	1.64	0.95	0.92	0.61	0.11	0.11
Net investment income (loss), before waivers and reimbursements	1.64	0.95	0.92	0.61	0.11	0.14
Net assets at end of year (in thousands)	$399,781	$359,557	$364,574	$349,679	$210,561	$89,452
Portfolio turnover rate (%)*	62	76	85	85	136	78

(a)	Excludes $0.00, $0.04, $0.00, $0.15, $0.01 and $(0.02) of PFIC mark to market which is treated as ordinary income for Federal tax purposes for the years 2013, 2012, 2011, 2010, 2009, and 2008 respectively.
*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

June 30, 2013	William Blair Funds	167

Financial Highlights

International Small Cap Growth Fund

	Institutional Class Shares
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2013	2012	2011	2010	2009	2008
Net asset value, beginning of year	$13.64	$11.51	$13.24	$10.53	$6.69	$14.04
Income (loss) from investment operations:
Net investment income (loss) (a)	0.13	0.15	0.14	0.09	0.04	0.03
Net realized and unrealized gain (loss) on investments	0.85	2.31	(1.68)	2.69	3.83	(7.26)
Total from investment operations	0.98	2.46	(1.54)	2.78	3.87	(7.23)
Less distributions from:
Net investment income	—	0.33	0.19	0.07	0.03	—
Net realized gain	—	—	—	—	—	0.12
Total distributions	—	0.33	0.19	0.07	0.03	0.12
Net asset value, end of year	$14.62	$13.64	$11.51	$13.24	$10.53	$6.69
Total Return (%)*	7.18	21.36	(11.60)	26.40	57.84	(51.53)
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.06	1.08	1.08	1.08	1.13	1.14
Expenses, before waivers and reimbursements	1.06	1.08	1.08	1.08	1.13	1.11
Net investment income (loss), net of waivers and reimbursements	1.84	1.14	1.10	0.77	0.48	0.28
Net investment income (loss), before waivers and reimbursements	1.84	1.14	1.10	0.77	0.48	0.31
Net assets at end of year (in thousands)	$352,089	$345,180	$334,656	$275,356	$165,436	$191,173
Portfolio turnover rate (%)*	62	76	85	85	136	78

(a)	Excludes $0.00, $0.04, $0.00, $0.13, $0.01 and $(0.02) of PFIC mark to market which is treated as ordinary income for Federal tax purposes for the years 2013, 2012, 2011, 2010, 2009, and 2008 respectively.
*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

168	Semi-Annual Report	June 30, 2013

Financial Highlights

Emerging Markets Growth Fund

	Class N
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2013	2012	2011	2010	2009		2008
Net asset value, beginning of year	$13.40	$11.16	$15.76	$12.87	$7.46		$21.92
Income (loss) from investment operations:
Net investment income (loss) (a)	0.05	0.07	0.07	(0.01)	0.00	^	0.11
Net realized and unrealized gain (loss) on investments	(0.89)	2.24	(2.84)	3.02	5.51		(13.63)
Total from investment operations	(0.84)	2.31	(2.77)	3.01	5.51		(13.52)
Less distributions from:
Net investment income	—	0.07	—	0.12	0.10		—
Net realized gain	—	—	1.83	—	—		0.94
Total distributions	—	0.07	1.83	0.12	0.10		0.94
Net asset value, end of year	$12.56	$13.40	$11.16	$15.76	$12.87		$7.46
Total Return (%)*	(6.27)	20.70	(17.29)	23.44	73.85		(61.71)
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.68	1.69	1.68	1.63	1.70		1.67
Expenses, before waivers and reimbursements	1.68	1.69	1.68	1.63	1.81		1.65
Net investment income (loss), net of waivers and reimbursements	0.81	0.59	0.48	(0.05)	0.04		0.65
Net investment income (loss), before waivers and reimbursements	0.81	0.59	0.48	(0.05)	(0.07)		0.67
Net assets at end of year (in thousands)	$13,912	$16,724	$17,474	$34,324	$27,271		$16,486
Portfolio turnover rate (%)*	62	90	104	121	113		118

	Class I
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2013	2012	2011	2010	2009	2008
Net asset value, beginning of year	$13.50	$11.25	$15.87	$12.95	$7.51	$21.99
Income (loss) from investment operations:
Net investment income (loss) (a)	0.08	0.11	0.11	0.04	0.03	0.15
Net realized and unrealized gain (loss) on investments	(0.90)	2.25	(2.85)	3.03	5.54	(13.69)
Total from investment operations	(0.82)	2.36	(2.74)	3.07	5.57	(13.54)
Less distributions from:
Net investment income	—	0.11	0.05	0.15	0.13	—
Net realized gain	—	—	1.83	—	—	0.94
Total distributions	—	0.11	1.88	0.15	0.13	0.94
Net asset value, end of year	$12.68	$13.50	$11.25	$15.87	$12.95	$7.51
Total Return (%)*	(6.07)	21.01	(17.00)	23.77	74.18	(61.60)
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.40	1.41	1.38	1.36	1.41	1.41
Expenses, before waivers and reimbursements	1.40	1.41	1.38	1.36	1.41	1.39
Net investment income (loss), net of waivers and reimbursements	1.12	0.86	0.77	0.26	0.31	0.91
Net investment income (loss), before waivers and reimbursements	1.12	0.86	0.77	0.26	0.31	0.93
Net assets at end of year (in thousands)	$143,033	$144,942	$124,739	$194,763	$180,329	$69,363
Portfolio turnover rate (%)*	62	90	104	121	113	118

(a)	Excludes $0.00, $0.00, $0.01, $0.11, $0.15 and $(0.09) of PFIC mark to market which is treated as ordinary income for Federal tax purposes for the years 2013, 2012, 2011, 2010, 2009, and 2008 respectively.
*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.
^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

June 30, 2013	William Blair Funds	169

Financial Highlights

Emerging Markets Growth Fund

	Institutional Class Shares
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2013	2012	2011	2010	2009	2008
Net asset value, beginning of year	$13.59	$11.32	$15.96	$13.03	$7.56	$22.07
Income (loss) from investment operations:
Net investment income (loss) (a)	0.09	0.14	0.14	0.06	0.06	0.17
Net realized and unrealized gain (loss) on investments	(0.91)	2.27	(2.87)	3.05	5.55	(13.74)
Total from investment operations	(0.82)	2.41	(2.73)	3.11	5.61	(13.57)
Less distributions from:
Net investment income	—	0.14	0.08	0.18	0.14	—
Net realized gain	—	—	1.83	—	—	0.94
Total distributions	—	0.14	1.91	0.18	0.14	0.94
Net asset value, end of year	$12.77	$13.59	$11.32	$15.96	$13.03	$7.56
Total Return (%)*	(6.03)	21.28	(16.82)	23.91	74.33	(61.51)
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.19	1.20	1.19	1.17	1.22	1.22
Expenses, before waivers and reimbursements	1.19	1.20	1.19	1.17	1.22	1.20
Net investment income (loss), net of waivers and reimbursements	1.35	1.12	0.93	0.43	0.54	1.08
Net investment income (loss), before waivers and reimbursements	1.35	1.12	0.93	0.43	0.54	1.10
Net assets at end of year (in thousands)	$733,936	$802,571	$675,633	$1,021,456	$830,660	$299,739
Portfolio turnover rate (%)*	62	90	104	121	113	118

(a)	Excludes $0.00, $0.00, $0.01, $0.11, $0.15 and $(0.09) of PFIC mark to market which is treated as ordinary income for Federal tax purposes for the years 2013, 2012, 2011, 2010, 2009, and 2008respectively.
*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

170	Semi-Annual Report	June 30, 2013

Financial Highlights

Emerging Markets Leaders Fund

	Class N
	(unaudited) Period Ended June 30,	Periods Ended December 31,
	2013	2012	2011	2010(a)
Net asset value, beginning of year	$9.20	$7.68	$10.34	$8.80
Income (loss) from investment operations:
Net investment income (loss) (c)	0.04	0.02	0.04	(0.02)
Net realized and unrealized gain (loss) on investments	(0.74)	1.54	(2.08)	1.64
Total from investment operations	(0.70)	1.56	(2.04)	1.62
Less distributions from:
Net investment income	—	0.04	—	0.02
Net realized gain	—	—	0.62	0.06
Total distributions	—	0.04	0.62	0.08
Net asset value, end of year	$8.50	$9.20	$7.68	$10.34
Total Return (%)*	(7.50)	20.37	(19.55)	18.43
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.65	1.65	1.65	1.65
Expenses, before waivers and reimbursements	2.01	2.10	1.83	1.71
Net investment income (loss), net of waivers and reimbursements	0.83	0.26	0.44	(0.38)
Net investment income (loss), before waivers and reimbursements	0.47	(0.19)	0.26	(0.44)
Net assets at end of year (in thousands)	$199	$249	$46	$53
Portfolio turnover rate (%)*	66	94	142	176

	Class I
	(unaudited) Period Ended June 30,	Periods Ended December 31,
	2013	2012	2011	2010	2009	2008(b)
Net asset value, beginning of year	$9.18	$7.66	$10.35	$8.43	$4.79	$10.00
Income (loss) from investment operations:
Net investment income (loss) (c)	0.05	0.07	0.06	0.02	0.02	0.04
Net realized and unrealized gain (loss) on investments	(0.73)	1.51	(2.08)	1.98	3.73	(5.25)
Total from investment operations	(0.68)	1.58	(2.02)	2.00	3.75	(5.21)
Less distributions from:
Net investment income	—	0.06	0.05	0.02	0.11	0.00 ^
Net realized gain	—	—	0.62	0.06	—	—
Return of capital	—	—	0.00 ^	—	—	—
Total distributions	—	0.06	0.67	0.08	0.11	0.00 ^
Net asset value, end of year	$8.50	$9.18	$7.66	$10.35	$8.43	$4.79
Total Return (%)*	(7.41)	20.64	(19.34)	23.70	78.38	(52.09)
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.40	1.40	1.40	1.40	1.40	1.40
Expenses, before waivers and reimbursements	1.60	1.75	1.58	1.52	1.54	1.56
Net investment income (loss), net of waivers and reimbursements	1.13	0.83	0.69	0.25	0.37	0.70
Net investment income (loss), before waivers and reimbursements	0.93	0.48	0.51	0.13	0.23	0.54
Net assets at end of year (in thousands)	$31,061	$25,628	$21,610	$16,332	$8,823	$2,914
Portfolio turnover rate (%)*	66	94	142	176	176	151

(a)	For the period from May 3, 2010 (Commencement of Operations) to Decmeber 31, 2010.
(b)	For the period from March 26, 2008 (Commencement of Operations) to December 31, 2008.
(c)	Excludes $0.00, $0.00, $0.00, $0.96, $1.29, and $0.00 of PFIC mark to market which is treated as ordinary income for Federal tax purposes for the years 2013, 2012, 2011, 2010, 2009, and 2008 respectively.
*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.
^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

June 30, 2013	William Blair Funds	171

Financial Highlights

Emerging Markets Leaders Fund

	Institutional Class Shares
	(unaudited) Period Ended June 30,	Periods Ended December 31,
	2013	2012	2011	2010	2009	2008(a)
Net asset value, beginning of year	$9.18	$7.65	$10.35	$8.43	$4.78	$10.00
Income (loss) from investment operations:
Net investment income (loss) (b)	0.06	0.08	0.09	0.04	0.04	0.04
Net realized and unrealized gain (loss) on investments	(0.73)	1.52	(2.10)	1.97	3.73	(5.26)
Total from investment operations	(0.67)	1.60	(2.01)	2.01	3.77	(5.22)
Less distributions from:
Net investment income	—	0.07	0.06	0.03	0.12	0.00 ^
Net realized gain	—	—	0.63	0.06	—	—
Return of capital	—	—	0.00 ^	—	—	—
Total distributions	—	0.07	0.69	0.09	0.12	0.00 ^
Net asset value, end of year	$8.51	$9.18	$7.65	$10.35	$8.43	$4.78
Total Return (%)*	(7.41)	20.97	(19.30)	23.84	78.93	(52.11)
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.25	1.25	1.25	1.26	1.25	1.25
Expenses, before waivers and reimbursements	1.45	1.59	1.41	1.35	1.36	1.41
Net investment income (loss), net of waivers and reimbursements	1.24	0.90	0.90	0.50	0.58	0.70
Net investment income (loss), before waivers and reimbursements	1.04	0.56	0.74	0.41	0.47	0.54
Net assets at end of year (in thousands)	$29,910	$43,102	$26,166	$78,516	$106,313	$43,762
Portfolio turnover rate (%)*	66	94	142	176	176	151

(a)	For the period from March 26, 2008 (Commencement of Operations) to Decmeber 31, 2008.
(b)	Excludes $0.00, $0.00, $0.00, $0.96, $1.29, and $0.00 of PFIC mark to market which is treated as ordinary income for Federal tax purposes for the years 2013, 2012, 2011, 2010, 2009, and 2008 respectively.
*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.
^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

172	Semi-Annual Report	June 30, 2013

Financial Highlights

Emerging Markets Small Cap Growth Fund

	Class N
	(unaudited) Period Ended June 30,	Periods Ended December 31,
	2013	2012	2011(a)
Net asset value, beginning of year	$12.99	$9.73	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.06	0.06	0.00 ^
Net realized and unrealized gain (loss) on investments	0.79	3.27	(0.27)
Total from investment operations	0.85	3.33	(0.27)
Less distributions from:
Net investment income	—	0.07	—
Net realized gain	—	—	—
Total distributions	—	0.07	—
Net asset value, end of year	$13.84	$12.99	$9.73
Total Return (%)*	6.54	34.23	(2.70)
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.65	1.65	1.65
Expenses, before waivers and reimbursements	2.07	4.76	9.53
Net investment income (loss), net of waivers and reimbursements	0.76	0.56	0.08
Net investment income (loss), before waivers and reimbursements	0.34	(2.54)	(7.80)
Net assets at end of year (in thousands)	$10,194	$3,016	$1,012
Portfolio turnover rate (%)*	69	78	17

	Class I
	(unaudited) Period Ended June 30,	Periods Ended December 31,
	2013	2012	2011(a)
Net asset value, beginning of year	$12.99	$9.73	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.07	0.08	0.01
Net realized and unrealized gain (loss) on investments	0.79	3.29	(0.28)
Total from investment operations	0.86	3.37	(0.27)
Less distributions from:
Net investment income	—	0.11	—
Net realized gain	—	—	—
Total distributions	—	0.11	—
Net asset value, end of year	$13.85	$12.99	$9.73
Total Return (%)*	6.62	34.62	(2.70)
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.40	1.40	1.40
Expenses, before waivers and reimbursements	1.80	4.40	9.28
Net investment income (loss), net of waivers and reimbursements	1.01	0.70	0.33
Net investment income (loss), before waivers and reimbursements	0.61	(2.30)	(7.55)
Net assets at end of year (in thousands)	$32,301	$8,763	$2,260
Portfolio turnover rate (%)*	69	78	17

(a)	For the period from October 24, 2011 (Comencement of Operations) to December 31, 2011.
(b)	Excludes $0.00, $0.05 and $0.00 of PFIC mark to market which is treated as ordinary income for Federal tax purposes for the years 2013, 2012, and 2011 respectively.
*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.
^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

June 30, 2013	William Blair Funds	173

Financial Highlights

Emerging Markets Small Cap Growth Fund

	Institutional Class Shares
	(unaudited) Period Ended June 30,	Period Ended December 31,
	2013	2012(a)
Net asset value, beginning of year	$13.00	$12.79
Income (loss) from investment operations:
Net investment income (loss)(b)	0.09	0.00 ^
Net realized and unrealized gain (loss) on investments	0.77	0.21
Total from investment operations	0.86	0.21
Less distributions from:
Net investment income	—	—
Net realized gain	—	—
Total distributions	—	—
Net asset value, end of year	$13.86	$13.00
Total Return (%)*	6.62	1.64
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.25	1.25
Expenses, before waivers and reimbursements	1.64	2.32
Net investment income (loss), net of waivers and reimbursements	1.21	(0.87)
Net investment income (loss), before waivers and reimbursements	0.82	(1.93)
Net assets at end of year (in thousands)	$39,484	$15,242
Portfolio turnover rate (%)*	69	78

(a)	For the period from December 20, 2012 (Comencement of Operations) to December 31, 2012.
(b)	Excludes $0.00 and $0.00 of PFIC mark to market which is treated as ordinary income for Federal tax purposes for the years 2013 and 2012 respectively.
*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

174	Semi-Annual Report	June 30, 2013

Financial Highlights

Large Cap Value Fund

	Class N
	(unaudited) Period Ended June 30,	Periods Ended December 31,
	2013	2012	2011(a)
Net asset value, beginning of year	$11.54	$9.95	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.05	0.11	0.03
Net realized and unrealized gain (loss) on investments	1.69	1.57	(0.05)
Total from investment operations	1.74	1.68	(0.02)
Less distributions from:
Net investment income	—	0.09	0.03
Net realized gain	—	—	0.00 ^
Total distributions	—	0.09	0.03
Net asset value, end of year	$13.28	$11.54	$9.95
Total Return (%)*	15.08	16.92	(0.19)
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.20	1.20	1.20
Expenses, before waivers and reimbursements	4.01	4.25	7.83
Net investment income (loss), net of waivers and reimbursements	0.76	0.96	1.41
Net investment income (loss), before waivers and reimbursements	(2.05)	(2.09)	(5.22)
Net assets at end of year (in thousands)	$1,236	$1,416	$998
Portfolio turnover rate (%)*	67	20	5

	Class I
	(unaudited) Period Ended June 30,	Periods Ended December 31,
	2013	2012	2011(a)
Net asset value, beginning of year	$11.55	$9.95	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.07	0.14	0.03
Net realized and unrealized gain (loss) on investments	1.68	1.58	(0.05)
Total from investment operations	1.75	1.72	(0.02)
Less distributions from:
Net investment income	—	0.12	0.03
Net realized gain	—	—	0.00 ^
Total distributions	—	0.12	0.03
Net asset value, end of year	$13.30	$11.55	$9.95
Total Return (%)*	15.15	17.28	(0.19)
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	0.95	0.95	0.95
Expenses, before waivers and reimbursements	3.74	4.06	7.58
Net investment income (loss), net of waivers and reimbursements	1.03	1.22	1.66
Net investment income (loss), before waivers and reimbursements	(1.76)	(1.89)	(4.97)
Net assets at end of year (in thousands)	$2,654	$2,429	$1,455
Portfolio turnover rate (%)*	67	20	5

(a)	For the period from October 24, 2011 (Comencement of Operations) to December 31, 2011.
*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.
^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

June 30, 2013	William Blair Funds	175

Financial Highlights

Mid Cap Value Fund

	Class N
	(unaudited) Period Ended June 30,	Periods Ended December 31,
	2013	2012	2011	2010(a)
Net asset value, beginning of year	$11.39	$10.48	$10.75	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.04	0.08	0.12	0.09
Net realized and unrealized gain (loss) on investments	1.70	1.34	(0.17)	0.74
Total from investment operations	1.74	1.42	(0.05)	0.83
Less distributions from:
Net investment income	—	0.08	0.09	0.06
Net realized gain	—	0.43	0.13	0.02
Total distributions	—	0.51	0.22	0.08
Net asset value, end of year	$13.13	$11.39	$10.48	$10.75
Total Return (%)*	15.28	13.54	(0.34)	8.36
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.35	1.35	1.35	1.35
Expenses, before waivers and reimbursements	3.53	3.40	3.85	5.09
Net investment income (loss), net of waivers and reimbursements	0.64	0.70	1.15	0.92
Net investment income (loss), before waivers and reimbursements	(1.54)	(1.35)	(1.35)	(2.82)
Net assets at end of year (in thousands)	$179	$79	$58	$4
Portfolio turnover rate (%)*	24	63	69	35

	Class I
	(unaudited) Period Ended June 30,	Periods Ended December 31,
	2013	2012	2011	2010(a)
Net asset value, beginning of year	$11.39	$10.48	$10.76	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.05	0.10	0.13	0.11
Net realized and unrealized gain (loss) on investments	1.71	1.35	(0.17)	0.75
Total from investment operations	1.76	1.45	(0.04)	0.86
Less distributions from:
Net investment income	—	0.11	0.11	0.08
Net realized gain	—	0.43	0.13	0.02
Total distributions	—	0.54	0.24	0.10
Net asset value, end of year	$13.15	$11.39	$10.48	$10.76
Total Return (%)*	15.45	13.77	(0.25)	8.66
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.10	1.10	1.10	1.10
Expenses, before waivers and reimbursements	3.24	3.13	3.60	4.92
Net investment income (loss), net of waivers and reimbursements	0.82	0.92	1.20	1.10
Net investment income (loss), before waivers and reimbursements	(1.32)	(1.11)	(1.30)	(2.72)
Net assets at end of year (in thousands)	$3,978	$4,058	$4,515	$3,389
Portfolio turnover rate (%)*	24	63	69	35

(a)	For the period from May 3, 2010 (Commencement of Operations) to December 31, 2010.
*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

176	Semi-Annual Report	June 30, 2013

Financial Highlights

Small-Mid Cap Value Fund

	Class N
	(unaudited) Period Ended June 30,	Periods Ended December 31,
	2013	2012	2011(a)
Net asset value, beginning of year	$11.29	$10.45	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.01	0.10	0.00	^
Net realized and unrealized gain (loss) on investments	1.88	1.15	0.45
Total from investment operations	1.89	1.25	0.45
Less distributions from:
Net investment income	—	0.09	—
Net realized gain	—	0.32	—
Total distributions	—	0.41	—
Net asset value, end of year	$13.18	$11.29	$10.45
Total Return (%)*	16.74	11.95	4.50
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.40	1.40	1.40
Expenses, before waivers and reimbursements	5.09	6.34	18.68
Net investment income (loss), net of waivers and reimbursements	0.17	0.87	0.53
Net investment income (loss), before waivers and reimbursements	(3.52)	(4.07)	(16.75)
Net assets at end of year (in thousands)	$1,034	$950	$860
Portfolio turnover rate (%)*	35	56	1

	Class I
	(unaudited) Period Ended June 30,	Periods Ended December 31,
	2013	2012	2011(a)
Net asset value, beginning of year	$11.29	$10.45	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.03	0.13	0.00	^
Net realized and unrealized gain (loss) on investments	1.88	1.15	0.45
Total from investment operations	1.91	1.28	0.45
Less distributions from:
Net investment income	—	0.12	—
Net realized gain	—	0.32	—
Total distributions	—	0.44	—
Net asset value, end of year	$13.20	$11.29	$10.45
Total Return (%)*	16.92	12.22	4.50
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.15	1.15	1.15
Expenses, before waivers and reimbursements	4.82	5.88	18.43
Net investment income (loss), net of waivers and reimbursements	0.42	1.12	0.79
Net investment income (loss), before waivers and reimbursements	(3.25)	(3.61)	(16.49)
Net assets at end of year (in thousands)	$1,779	$1,442	$1,296
Portfolio turnover rate (%)*	35	56	1

(a)	For the period from December 15, 2011 (Comencement of Operations) to December 31, 2011.
*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.
^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

June 30, 2013	William Blair Funds	177

Financial Highlights

Small Cap Value Fund

	Class N
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2013	2012	2011	2010	2009	2008
Net asset value, beginning of year	$13.65	$12.26	$13.71	$10.49	$8.33	$11.31
Income (loss) from investment operations:
Net investment income (loss)	(0.01)	0.10	0.00 ^	0.03	0.06	0.09
Net realized and unrealized gain (loss) on investments	2.41	1.43	(0.97)	3.22	2.13	(3.02)
Total from investment operations	2.40	1.53	(0.97)	3.25	2.19	(2.93)
Less distributions from:
Net investment income	—	0.08	0.02	0.03	0.03	0.05
Net realized gain	—	0.06	0.46	—	—	—
Return of capital	—	—	0.00 ^	—	—	—
Total distributions	—	0.14	0.48	0.03	0.03	0.05
Net asset value, end of year	$16.05	$13.65	$12.26	$13.71	$10.49	$8.33
Total Return (%)*	17.58	12.49	(6.95)	30.94	26.24	(25.85)
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.47	1.43	1.38	1.33	1.29	1.29
Expenses, before waivers and reimbursements	1.56	1.60	1.60	1.57	1.78	1.82
Net investment income (loss), net of waivers and reimbursements	(0.19)	0.78	(0.01)	0.25	0.68	0.84
Net investment income (loss), before waivers and reimbursements	(0.28)	0.61	(0.23)	0.01	0.19	0.31
Net assets at end of year (in thousands)	$41,272	$39,084	$40,712	$34,285	$7,745	$7,061
Portfolio turnover rate (%)*	33	51	65	71	62	87

	Class I
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2013	2012	2011	2010	2009	2008
Net asset value, beginning of year	$13.88	$12.47	$13.93	$10.65	$8.45	$11.50
Income (loss) from investment operations:
Net investment income (loss)	0.01	0.14	0.03	0.05	0.08	0.11
Net realized and unrealized gain (loss) on investments	2.46	1.45	(0.98)	3.27	2.16	(3.08)
Total from investment operations	2.47	1.59	(0.95)	3.32	2.24	(2.97)
Less distributions from:
Net investment income	—	0.12	0.03	0.04	0.04	0.08
Net realized gain	—	0.06	0.46	—	—	—
Return of capital	—	—	0.02	—	—	—
Total distributions	—	0.18	0.51	0.04	0.04	0.08
Net asset value, end of year	$16.35	$13.88	$12.47	$13.93	$10.65	$8.45
Total Return (%)*	17.80	12.73	(6.68)	31.16	26.56	(25.77)
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.22	1.18	1.14	1.10	1.09	1.09
Expenses, before waivers and reimbursements	1.25	1.29	1.30	1.29	1.50	1.57
Net investment income (loss), net of waivers and reimbursements	0.07	1.02	0.26	0.43	0.86	1.06
Net investment income (loss), before waivers and reimbursements	0.04	0.91	0.10	0.24	0.45	0.58
Net assets at end of year (in thousands)	$267,595	$196,184	$190,686	$130,214	$47,114	$29,188
Portfolio turnover rate (%)*	33	51	65	71	62	87

*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.
^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

178	Semi-Annual Report	June 30, 2013

Financial Highlights

Bond Fund

	Class N
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2013	2012	2011	2010	2009	2008
Net asset value, beginning of year	$11.28	$10.91	$10.70	$10.40	$9.82	$10.07
Income (loss) from investment operations:
Net investment income (loss)	0.16	0.36	0.43	0.46	0.48	0.47
Net realized and unrealized gain (loss) on investments	(0.53)	0.53	0.34	0.35	0.59	(0.31)
Total from investment operations	(0.37)	0.89	0.77	0.81	1.07	0.16
Less distributions from:
Net investment income	0.21	0.45	0.47	0.48	0.49	0.41
Net realized gain	—	0.07	0.09	0.03	—	—
Total distributions	0.21	0.52	0.56	0.51	0.49	0.41
Net asset value, end of year	$10.70	$11.28	$10.91	$10.70	$10.40	$9.82
Total Return (%)*	(3.37)	8.33	7.41	7.86	11.11	1.64
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	0.65	0.65	0.65	0.65	0.65	0.65
Expenses, before waivers and reimbursements	0.79	0.81	0.76	0.70	1.40	2.47
Net investment income (loss), net of waivers and reimbursements	2.88	3.25	3.97	4.25	4.76	4.69
Net investment income (loss), before waivers and reimbursements	2.74	3.09	3.86	4.20	4.01	2.87
Net assets at end of year (in thousands)	$21,558	$32,867	$8,345	$4,479	$3,580	$407
Portfolio turnover rate (%)*	29	25	28	25	29	52

	Class I
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2013	2012	2011	2010	2009	2008
Net asset value, beginning of year	$11.17	$10.80	$10.59	$10.31	$9.72	$10.04
Income (loss) from investment operations:
Net investment income (loss)	0.17	0.38	0.45	0.47	0.49	0.48
Net realized and unrealized gain (loss) on investments	(0.52)	0.52	0.33	0.33	0.59	(0.31)
Total from investment operations	(0.35)	0.90	0.78	0.80	1.08	0.17
Less distributions from:
Net investment income	0.22	0.46	0.48	0.49	0.49	0.49
Net realized gain	—	0.07	0.09	0.03	—	—
Total distributions	0.22	0.53	0.57	0.52	0.49	0.49
Net asset value, end of year	$10.60	$11.17	$10.80	$10.59	$10.31	$9.72
Total Return (%)*	(3.26)	8.54	7.62	7.89	11.40	1.72
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	0.50	0.50	0.50	0.50	0.50	0.50
Expenses, before waivers and reimbursements	0.56	0.56	0.55	0.55	0.58	0.71
Net investment income (loss), net of waivers and reimbursements	3.03	3.45	4.17	4.41	4.92	4.90
Net investment income (loss), before waivers and reimbursements	2.97	3.39	4.12	4.36	4.84	4.69
Net assets at end of year (in thousands)	$160,098	$172,836	$154,224	$147,807	$127,538	$63,763
Portfolio turnover rate (%)*	29	25	28	25	29	52

*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

June 30, 2013	William Blair Funds	179

Financial Highlights

Bond Fund

	Institutional Class Shares
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2013	2012	2011	2010	2009	2008
Net asset value, beginning of year	$11.16	$10.80	$10.58	$10.30	$9.72	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.17	0.40	0.45	0.48	0.51	0.50
Net realized and unrealized gain (loss) on investments	(0.51)	0.51	0.36	0.34	0.58	(0.31)
Total from investment operations	(0.34)	0.91	0.81	0.82	1.09	0.19
Less distributions from:
Net investment income	0.23	0.48	0.50	0.51	0.51	0.47
Net realized gain	—	0.07	0.09	0.03	—	—
Total distributions	0.23	0.55	0.59	0.54	0.51	0.47
Net asset value, end of year	$10.59	$11.16	$10.80	$10.58	$10.30	$9.72
Total Return (%)*	(3.19)	8.61	7.88	8.06	11.47	1.95
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	0.35	0.35	0.35	0.35	0.34	0.35
Expenses, before waivers and reimbursements	0.38	0.38	0.39	0.40	0.43	0.56
Net investment income (loss), net of waivers and reimbursements	3.18	3.60	4.24	4.54	5.07	5.04
Net investment income (loss), before waivers and reimbursements	3.15	3.57	4.20	4.49	4.98	4.83
Net assets at end of year (in thousands)	$79,676	$91,039	$69,447	$40,490	$16,226	$10,443
Portfolio turnover rate (%)*	29	25	28	25	29	52

*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

180	Semi-Annual Report	June 30, 2013

Financial Highlights

Income Fund

	Class N
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2013	2012	2011	2010	2009	2008
Net asset value, beginning of year	$9.55	$9.32	$9.22	$9.07	$8.69	$9.29
Income (loss) from investment operations:
Net investment income (loss)	0.10	0.24	0.32	0.35	0.40	0.37
Net realized and unrealized gain (loss) on investments	(0.33)	0.31	0.15	0.19	0.44	(0.59)
Total from investment operations	(0.23)	0.55	0.47	0.54	0.84	(0.22)
Less distributions from:
Net investment income	0.14	0.32	0.37	0.39	0.46	0.38
Net realized gain	—	—	—	—	—	—
Total distributions	0.14	0.32	0.37	0.39	0.46	0.38
Net asset value, end of year	$9.18	$9.55	$9.32	$9.22	$9.07	$8.69
Total Return (%)*	(2.45)	6.00	5.21	6.04	9.88	(2.46)
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	0.82	0.83	0.85	0.85	0.85	0.90
Expenses, before waivers and reimbursements	0.82	0.83	0.91	0.85	0.93	0.93
Net investment income (loss), net of waivers and reimbursements	2.06	2.49	3.40	3.79	4.48	4.38
Net investment income (loss), before waivers and reimbursements	2.06	2.49	3.34	3.79	4.41	4.35
Net assets at end of year (in thousands)	$59,339	$68,947	$44,802	$35,755	$37,567	$47,009
Portfolio turnover rate (%)*	28	33	39	29	40	38

	Class I
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2013	2012	2011	2010	2009	2008
Net asset value, beginning of year	$9.48	$9.25	$9.15	$9.00	$8.64	$9.30
Income (loss) from investment operations:
Net investment income (loss)	0.11	0.26	0.34	0.37	0.41	0.39
Net realized and unrealized gain (loss) on investments	(0.33)	0.31	0.15	0.19	0.43	(0.59)
Total from investment operations	(0.22)	0.57	0.49	0.56	0.84	(0.20)
Less distributions from:
Net investment income	0.15	0.34	0.39	0.41	0.48	0.46
Net realized gain	—	—	—	—	—	—
Total distributions	0.15	0.34	0.39	0.41	0.48	0.46
Net asset value, end of year	$9.11	$9.48	$9.25	$9.15	$9.00	$8.64
Total Return (%)*	(2.36)	6.28	5.46	6.33	9.89	(2.26)
Ratios to average daily net assets (%):**
Expenses	0.57	0.58	0.64	0.63	0.66	0.72
Net investment income	2.31	2.78	3.66	4.01	4.67	4.57
Net assets at end of year (in thousands)	$72,510	$72,830	$67,183	$77,522	$80,041	$93,426
Portfolio turnover rate (%)*	28	33	39	29	40	38

*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

June 30, 2013	William Blair Funds	181

Financial Highlights

Low Duration Fund

	Class N
	(unaudited) Period Ended June, 30	Years Ended December 31,
	2013	2012	2011	2010	2009(a)
Net asset value, beginning of year	$9.83	$9.82	$9.90	$9.93	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.05	0.13	0.15	0.13	0.01
Net realized and unrealized gain (loss) on investments	(0.17)	0.14	0.02	0.05	(0.07)
Total from investment operations	(0.12)	0.27	0.17	0.18	(0.06)
Less distributions from:
Net investment income	0.12	0.26	0.25	0.21	0.01
Net realized gain	—	—	—	—	—
Total distributions	0.12	0.26	0.25	0.21	0.01
Net asset value, end of year	$9.59	$9.83	$9.82	$9.90	$9.93
Total Return (%)*	(1.27)	2.80	1.73	1.86	(0.60)
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	0.69	0.70	0.70	0.70	0.70
Expenses, before waivers and reimbursements	0.69	0.74	0.73	0.78	0.94
Net investment income (loss), net of waivers and reimbursements	1.02	1.37	1.52	1.33	1.27
Net investment income (loss), before waivers and reimbursements	1.02	1.33	1.49	1.25	1.03
Net assets at end of year (in thousands)	$10,127	$11,216	$6,260	$6,937	$1,861
Portfolio turnover rate (%)*	24	20	43	51	—

	Class I
	(unaudited) Period Ended June, 30	Years Ended December 31,
	2013	2012	2011	2010	2009(a)
Net asset value, beginning of year	$9.83	$9.82	$9.89	$9.93	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.06	0.15	0.17	0.15	0.01
Net realized and unrealized gain (loss) on investments	(0.17)	0.14	0.02	0.04	(0.07)
Total from investment operations	(0.11)	0.29	0.19	0.19	(0.06)
Less distributions from:
Net investment income	0.13	0.28	0.26	0.23	0.01
Net realized gain	—	—	—	—	—
Total distributions	0.13	0.28	0.26	0.23	0.01
Net asset value, end of year	$9.59	$9.83	$9.82	$9.89	$9.93
Total Return (%)*	(1.20)	2.96	1.99	1.89	(0.59)
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	0.53	0.55	0.55	0.55	0.55
Expenses, before waivers and reimbursements	0.53	0.57	0.58	0.63	0.79
Net investment income (loss), net of waivers and reimbursements	1.18	1.52	1.67	1.46	1.39
Net investment income (loss), before waivers and reimbursements	1.18	1.50	1.64	1.38	1.15
Net assets at end of year (in thousands)	$173,829	$157,213	$82,828	$88,568	$79,773
Portfolio turnover rate (%)*	24	20	43	51	—

(a)	For the period from December 1, 2009 (Commencement of Operations) to December 31, 2009.
*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

182	Semi-Annual Report	June 30, 2013

Financial Highlights

Low Duration Fund

	Institutional Class Shares
	(unaudited) Period Ended June, 30	Years Ended December 31,
	2013	2012	2011	2010	2009(a)
Net asset value, beginning of year	$9.83	$9.83	$9.90	$9.93	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.06	0.17	0.18	0.16	0.01
Net realized and unrealized gain (loss) on investments	(0.15)	0.12	0.03	0.05	(0.07)
Total from investment operations	(0.09)	0.29	0.21	0.21	(0.06)
Less distributions from:
Net investment income	0.14	0.29	0.28	0.24	0.01
Net realized gain	—	—	—	—	—
Total distributions	0.14	0.29	0.28	0.24	0.01
Net asset value, end of year	$9.60	$9.83	$9.83	$9.90	$9.93
Total Return (%)*	(1.01)	3.01	2.14	2.15	(0.58)
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	0.38	0.40	0.40	0.40	0.40
Expenses, before waivers and reimbursements	0.38	0.41	0.42	0.48	0.64
Net investment income (loss), net of waivers and reimbursements	1.33	1.68	1.81	1.61	1.54
Net investment income (loss), before waivers and reimbursements	1.33	1.67	1.79	1.53	1.30
Net assets at end of year (in thousands)	$107,359	$118,401	$68,059	$47,965	$13,500
Portfolio turnover rate (%)*	24	20	43	51	—

(a)	For the period December 1, 2009 (Commencement of Operations) to December 31, 2009.
*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

June 30, 2013	William Blair Funds	183

Financial Highlights

Ready Reserves Fund

	Class N
	(unaudited) Period Ended June 30,		Years Ended December 31,
	2013		2012		2011		2010		2009		2008
Net asset value, beginning of year	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Income (loss) from investment operations:
Net investment income (loss)	0.00		0.00	^	0.00	^	0.00	^	0.00	^	0.02
Net realized and unrealized gain (loss) on investments	—		—		—		—		—		—
Total from investment operations	0.00		0.00	^	0.00	^	0.00	^	0.00	^	0.02
Less distributions from:
Net investment income	0.00	^	0.00	^	0.00	^	0.00	^	0.00	^	0.02
Net realized gain	—		—		—		—		—		—
Total distributions	0.00	^	0.00	^	0.00	^	0.00	^	0.00	^	0.02
Net asset value, end of year	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Total Return (%)*	0.00		0.01		0.01		0.01		0.10		2.20
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	0.11		0.14		0.14		0.24		0.46		0.60
Expenses, before waivers and reimbursements	0.62		0.62		0.62		0.61		0.66		0.60
Net investment income (loss), net of waivers and reimbursements	0.01		0.01		0.01		0.01		0.11		2.12
Net investment income (loss), before waivers and reimbursements		(0.50)		(0.47)	(0.47)		(0.36)		(0.09)		2.12
Net assets at end of year (in thousands)	$1,227,886		$1,515,330		$1,271,746		$1,216,543		$1,352,901		$1,841,189

*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.
^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

184	Semi-Annual Report	June 30, 2013

Trustees and Officers (Unaudited). The trustees and officers of the William Blair Funds, their year of birth, their principal occupations during the last five years, their affiliations, if any, with William Blair & Company, L.L.C., and other significant affiliations are set forth below. The address of each trustee and officer is 222 West Adams Street, Chicago, Illinois 60606.

Name and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years(2)	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee/Officer

Interested Trustees
Michelle R. Seitz, 1965*	Chairman of the Board of Trustees and President	Trustee since 2002; Chairman since 2010 Since 2007	Partner, William Blair & Company, L.L.C.; Limited Partner, WBC Holdings, L.P. (since 2008); Member, WBC GP, L.L.P. (since 2008); Director, William Blair International, Ltd. (U.K.) (since 2012)	26	Chairman, William Blair SICAV; Director, William Blair CLS Ltd.; Director, William Blair MAS Ltd.; Financial Accounting Foundation (FAF)

Richard W. Smirl, 1967*	Trustee and Senior Vice President	Trustee since 2010 and Senior Vice President Since 2008	Partner, William Blair & Company, L.L.C.; Limited Partner, WBC Holdings, L.P. (since 2008); Director, William Blair International, Ltd. (U.K.) (since 2012)	26	Director, William Blair SICAV; Director, William Blair CLS Ltd.; Director, William Blair MAS Ltd.

Non-Interested Trustees
Vann A. Avedisian, 1964	Trustee	Since 2012	Principal, Highgate Holdings (hotel investments) since 2009; formerly, co-founder and Managing Director, Oxford Capital Partners, Inc. from 1994 to 2006	26	Potbelly Sandwich Works, LLC

Kathleen T. Barr, 1955	Trustee	Since 2013	President, Productive Capital Management, Inc. (registered investment adviser to public entities) since 2010; Owner, KT Barr Consulting, LLC (mutual fund and investment management consulting) since 2010; formerly, Chief Administrative Officer, Senior Vice President and Senior Managing Director of Allegiant Asset Management Company (merged with PNC Capital Advisors, LLC in 2009) from 2004 to 2010; formerly, Chief Administrative Officer, Chief Compliance Officer and Senior Vice President of PNC Funds and PNC Advantage Funds (f/k/a Allegiant Funds) from 2003 to 2010	26	AmericaFirst Quantitative Funds (4 portfolios)

Phillip O. Peterson, 1944	Trustee	Since 2007	Retired; formerly, President, Strong Mutual Funds, 2004 to 2005; formerly, Partner, KPMG LLP	26	The Hartford Group of Mutual Funds (88 portfolios); Symetra Mutual Funds Trust (variable annuity funds) (3 portfolios)

Donald J. Reaves, 1946	Trustee	Since 2004	Chancellor, Winston-Salem State University since 2007; formerly, Vice President for Administration and Chief Financial Officer, University of Chicago 2002 to 2007	26	American Student Assistance Corp., guarantor of student loans; Amica Mutual Insurance Company

June 30, 2013	William Blair Funds	185

Name and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years(2)	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee/Officer

Donald L. Seeley, 1944	Trustee	Since 2003	Retired; formerly, Director, Applied Investment Management Program, University of Arizona Department of Finance, prior thereto, Vice Chairman and Chief Financial Officer, True North Communications, Inc., (marketing communications and advertising firm)	26	Center for Furniture Craftsmanship (not-for-profit)

Thomas J. Skelly, 1951	Trustee	Since 2007	Advisory Board Member for various U.S. Companies; Director and Investment Committee Chairman of the US Accenture Foundation, Inc.; prior to 2005, Managing Partner of various divisions at Accenture	26	Mutual Trust Financial Group, provider of insurance and investment products; First MetLife Investors Insurance Company, NY Chartered Company for Metropolitan Life Insurance

Officers

Michael P. Balkin, 1959	Senior Vice President	Since 2009	Partner, William Blair & Company, L.L.C.		N/A

	Vice President	2008-2009	Associate, William Blair & Company, L.L.C.; former Partner, Magnetar Capital (2005-2009)

Karl W. Brewer, 1966	Senior Vice President	Since 2000	Partner, William Blair & Company, L.L.C.		N/A

Andrew G. Flynn, 1961	Senior Vice President	Since 2013	Partner, William Blair & Company, L.L.C. (since 2009); prior thereto, Associate, William Blair & Company, L.L.C. (2006-2009)		N/A

David C. Fording, 1967	Senior Vice President	Since 2009	Partner, William Blair & Company, L.L.C.		N/A

	Vice President	2006-2009	Associate, William Blair & Company, L.L.C.

James S. Golan, 1961	Senior Vice President	Since 2005	Partner, William Blair & Company, L.L.C.		N/A

W. George Greig, 1952	Senior Vice President	Since 1996	Partner, William Blair & Company, L.L.C.		N/A

Michael A. Jancosek, 1959	Senior Vice President	Since 2004	Partner, William Blair & Company, L.L.C.		N/A

John F. Jostrand, 1954	Senior Vice President	Since 1999	Partner, William Blair & Company, L.L.C.		N/A

Chad M. Kilmer, 1975	Senior Vice President	Since 2011	Partner, William Blair & Company, L.L.C.		N/A

	Vice President	2006-2011	Associate, William Blair & Company, L.L.C.

Robert C. Lanphier, IV, 1956	Senior Vice President	Since 2003	Partner, William Blair & Company, L.L.C.		Chairman, AG. Med, Inc.

186	Semi-Annual Report	June 30, 2013

Name and Year of Birth	Position(s) Held with Fund	Term of Office and Length of9 Time Served(1)	Principal Occupation(s) During Past 5 Years(2)	Other Directorships Held by Trustee/Officer

Mark T. Leslie, 1967	Senior Vice President	Since 2008	Partner, William Blair & Company, L.L.C.	N/A

	Vice President	2005-2008	Associate, William Blair & Company, L.L.C.

Matthew A. Litfin, 1972	Senior Vice President	Since 2008	Partner, William Blair & Company, L.L.C.	N/A

Kenneth J. McAtamney 1966	Senior Vice President	Since 2008	Partner, William Blair & Company, L.L.C. (since 2008); prior thereto, Associate, William Blair & Company, L.L.C., (2005-2008)	N/A

Todd M. McClone, 1968	Senior Vice President	Since 2006	Partner, William Blair & Company, L.L.C.	N/A

David Merjan, 1960	Senior Vice President	Since 2008	Partner, William Blair & Company, L.L.C.	N/A

David S. Mitchell, 1960	Senior Vice President	Since 2004	Partner, William Blair & Company, L.L.C.	N/A

David P. Ricci, 1958	Senior Vice President	Since 2006	Partner, William Blair & Company, L.L.C.	N/A

Brian D. Singer, 1960	Senior Vice President	Since 2012	Partner, William Blair & Company, L.L.C.	N/A

	Vice President	2011-2012	Associate, William Blair & Company, L.L.C. (since 2011); prior thereto, Managing Partner, Singer Partners, LLC (2009-2011); prior thereto, UBS Global Asset Management (Americas) Inc. (2003-2007)

Paul J. Sularz, 1967	Senior Vice President	Since 2012	Partner, William Blair & Company, L.L.C.	N/A

	Vice President	2009-2012	Associate, William Blair & Company, L.L.C., Vice President, J.P. Morgan Securities, Inc.

Jeffrey A. Urbina, 1955	Senior Vice President	Since 1998	Partner, William Blair & Company, L.L.C.	N/A

Christopher T. Vincent, 1956	Senior Vice President	Since 2004	Partner, William Blair & Company, L.L.C.	N/A

Kathleen M. Lynch, 1971	Vice President	Since 2010	Associate, William Blair & Company, L.L.C.	N/A

Jason Moede, 1971	Vice President	Since 2013	Associate, William Blair & Company L.L.C. (since 2011); prior thereto, TradeLink, LLC (2008-2011)	N/A

David F. Hone, 1967	Vice President	Since 2011	Associate, William Blair & Company, L.L.C. (since 2011); prior thereto, Portfolio Manager Large Cap Value, Deutsche Asset Management (2002-2010)	N/A

June 30, 2013	William Blair Funds	187

Name and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years(2)	Other Directorships Held by Trustee/Officer

John Abunassar, 1967	Vice President	Since 2011	Associate, William Blair & Company, L.L.C. (since 2011); prior thereto, Principal, Guidance Capital LLC (2009- 2011); prior thereto, President and CEO of Allegiant Asset Management (2004-2009)	N/A

Peter Carl, 1967	Vice President	Since 2011	Associate, William Blair & Company L.L.C. (since 2011); prior thereto, Portfolio Manager, Guidance Capital LLC (2006-2011)	N/A

D. Trowbridge Elliman III, 1957	Vice President	Since 2011	Associate, William Blair & Company L.L.C. (since 2011); prior thereto, Principal, Guidance Capital LLC (2001-2011)	N/A

Christopher Walvoord, 1966	Vice President	Since 2011	Associate, William Blair & Company, L.L.C. (since 2011); prior thereto, Principal, Guidance Capital LLC (2002-2011)	N/A

Brian Ziv, 1957	Vice President	Since 2011	Associate, William Blair & Company, L.L.C. (since 2011); prior thereto, Principal, Guidance Capital LLC (2001- 2011)	N/A

Edwin Denson, 1967	Vice President	Since 2011	Associate, William Blair & Company, L.L.C. (since 2011); prior thereto, Managing Partner, Singer Partners, LLC (2009-2011); prior thereto, UBS Global Asset Management (Americas) Inc. (2001-2009)	N/A

Thomas Clarke, 1968	Vice President	Since 2011	Associate, William Blair & Company, L.L.C. (since 2011); prior thereto, Managing Partner, Singer Partners, LLC (2009- 2011); prior thereto, UBS Global Asset Management (Americas) Inc. (2000-2009)	N/A

Walter R. Randall, Jr., 1960	Chief Compliance Officer and Assistant Secretary	Since 2009	Associate, William Blair & Company, L.L.C. (since 2008); prior thereto, Associate Counsel and Chief Compliance Officer, Calamos Investments (2006- 2008)	N/A

Colette M. Garavalia, 1961	Treasurer	Since 2009	Associate, William Blair & Company, L.L.C.	N/A

	Secretary	2000-2009	Associate, William Blair & Company, L.L.C.	N/A

188	Semi-Annual Report	June 30, 2013

Name and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years(2)	Other Directorships Held by Trustee/Officer

Andrew T. Pfau, 1970	Secretary	Since 2009	Associate, William Blair & Company, L.L.C. (since 2008); prior thereto, Associate, Bell, Boyd & Lloyd, LLP (2006- 2008)	N/A

John M. Raczek, 1970	Assistant Treasurer	Since 2010	Associate, William Blair & Company, L.L.C. (since 2009); prior thereto, Manager, Calamos Investments (2003-2009)	N/A

*	Ms. Seitz and Mr. Smirl are interested persons of the Trust because they are partners of William Blair & Company, L.L.C., the Fund’s investment advisor and principal underwriter.
(1)	Each Trustee serves until the election and qualification of a successor, or until death, resignation or retirement or removal as provided in the Fund’s Declaration of Trust. Retirement for non-interested Trustees occurs no later than at the conclusion of the first regularly scheduled Board meeting of the Fund’s fiscal year that occurs after the earlier of (a) the non-interested Trustee’s 72nd birthday or (b) the 15th anniversary of the date that the non-interested Trustee was first elected or appointed as a member of the Board of Trustees. The Fund’s officers, except the Chief Compliance Officer, are elected annually by the Trustees. The Fund’s Chief Compliance Officer is designated by the Board of Trustees and may only be removed by action of the Board of Trustees, including a majority of the non-interested Trustees.
(2)	In November 2008, all partners of William Blair & Company, L.L.C. also became limited partners in WBC Holdings, L.P.

The Statement of Additional Information for the William Blair Funds includes additional information about the trustees and is available without charge by calling 1-800-635-2886 (in Massachusetts 1-800-635-2840) or by writing the Fund.

June 30, 2013	William Blair Funds	189

Approval of the Management Agreement for the William Blair Global Small Cap Growth Fund

On February 20, 2013, the Board of Trustees (the “Board”) of William Blair Funds (the “Trust”), including the Trustees who are not interested persons of the Trust as defined by the Investment Company Act of 1940, as amended (the “Independent Trustees”), approved the Management Agreement between the Trust, on behalf of the William Blair Global Small Cap Growth Fund (the “Fund”), and William Blair & Company, L.L.C. (the “Advisor”). On February 20, 2013, the Board met to consider the approval of the Management Agreement. On February 19, 2013, the Independent Trustees also met independently of Trust management and the interested Trustees of the Trust to consider the approval of the Management Agreement. The Independent Trustees reviewed materials provided by the Advisor for the approval of the Management Agreement and were assisted by independent legal counsel in making their determination. The Board considered the following factors in making its determination, but did not identify any single factor or group of factors as all important or controlling and considered all factors together.

Nature, Quality and Extent of Services. In evaluating the nature, quality and extent of services expected to be provided by the Advisor to the Fund, the Board noted that the Advisor is a quality firm with a reputation for integrity and honesty that employs high quality people. The Board considered biographical information about the Fund’s portfolio managers and senior advisors, financial information regarding the Advisor, the compliance regime created by the Advisor and the proposed financial support of the Fund. The Board considered the proposed portfolio management team members’ experience in managing other series of the Trust. The Board also considered the Advisor’s experience in managing new funds. Based upon all relevant factors, the Board concluded that the nature, quality and extent of the services to be provided by the Advisor to the Fund were expected to be satisfactory.

Fees and Expenses. The Board reviewed the proposed advisory fee for the Fund and reviewed information comparing the advisory fee to a peer group of funds for Class N and Class I shares and a peer group of institutional funds for Institutional Class shares provided by Lipper Inc. The Lipper peer groups consisted of other no-load retail global small-/mid-cap funds. In considering the information, the Board noted that the proposed advisory fee for the Fund was below the median contractual management fee and above the actual management fees of the Lipper peer group for Class N and Class I and at the median of the Lipper peer group for Institutional Class shares. The Board also considered that the Advisor had proposed to limit total operating expenses, including waiving advisory fees, if necessary, for each share class of the Fund until April 30, 2014. On the basis of the information provided, the Board concluded that the proposed advisory fee was reasonable in light of the nature, quality and extent of services expected to be provided by the Advisor.

Profitability. With respect to the estimated profitability of the Management Agreement to the Advisor, the Board considered the proposed advisory fee, that the Fund was newly organized and had no assets and the Advisor’s agreement to limit total expenses until April 30, 2014. The Board concluded that the expected profits to be realized by the Advisor were not expected to be unreasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale. In considering whether fee levels reflect economies of scale for the benefit of Fund investors, the Board reviewed the Fund’s advisory fee compared to peer funds and the Fund’s estimated expense ratios giving effect to the Advisor’s agreement to limit total expenses until April 30, 2014, and concluded that the advisory fee was reasonable.

Other Benefits to the Advisor. The Board considered benefits to be derived by the Advisor from its relationship with the Fund. The Board concluded that, after taking into account these benefits, the proposed advisory fee was reasonable.

Conclusion. Based upon all of the information considered and the conclusions reached, the Board determined that the terms of the Management Agreement are fair and reasonable and that the approval of the Management Agreement is in the best interests of the Fund.

190	Semi-Annual Report	June 30, 2013

Renewal of the Management Agreement

On April 23, 2013, the Board of Trustees (the “Board”) of the William Blair Funds (the “Trust”), including the Trustees who are not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”), approved the renewal for an additional one-year term of the Trust’s Management Agreement with William Blair & Company, L.L.C. (the “Advisor”) on behalf of each of the William Blair Growth Fund, the William Blair Large Cap Growth Fund, the William Blair Mid Cap Growth Fund, the William Blair Small-Mid Cap Growth Fund, the William Blair Small Cap Growth Fund, the William Blair Large Cap Value Fund, the William Blair Mid Cap Value Fund, the William Blair Small-Mid Cap Value Fund, the William Blair Small Cap Value Fund, the William Blair Global Leaders Fund, the William Blair International Growth Fund, the William Blair Institutional International Growth Fund, the William Blair International Equity Fund, the William Blair Institutional International Equity Fund, the William Blair International Small Cap Growth Fund, the William Blair Emerging Markets Growth Fund, the William Blair Emerging Markets Leaders Fund, the William Blair Emerging Markets Small Cap Growth Fund, the William Blair Bond Fund, the William Blair Income Fund, the William Blair Low Duration Fund and the William Blair Ready Reserves Fund (each, a “Fund” and collectively, the “Funds”). In deciding to approve the renewal of the Management Agreement, the Board did not identify any single factor or group of factors as all important or controlling and considered all factors together.

The information in this summary outlines the Board’s considerations associated with its renewal of the Management Agreement. In connection with its deliberations regarding the continuation of the Management Agreement, the Board considered such information and factors as it believed to be relevant. As described below, the Board considered the nature, quality and extent of the services performed by the Advisor under the Management Agreement; comparative management fees and expense ratios as prepared by an independent provider (Lipper Inc.); the estimated profits realized by the Advisor; the extent to which the Advisor realizes economies of scale as a Fund grows; and whether any fall-out benefits are being realized by the Advisor. In addition, the Independent Trustees discussed the renewal of the Management Agreement with Fund management and in private sessions with independent legal counsel at which no representatives of the Advisor were present.

The Board, including the Independent Trustees, considered the renewal of the Management Agreement pursuant to a process that concluded at the Board’s April 23, 2013 meeting. In preparation for the review process, the Independent Trustees met with independent legal counsel and discussed the type and nature of information to be requested and independent legal counsel sent a formal request for information to Trust management. The Advisor provided extensive information in response to the request. After reviewing the information received, the Independent Trustees requested supplemental information, which the Advisor provided. The Independent Trustees considered: (i) the nature, quality and extent of services provided by the Advisor; (ii) information comparing the performance of each Fund to one or more relevant securities indexes; (iii) information comparing advisory fees of each Fund to fees charged by the Advisor to other funds and client accounts with similar investment strategies; (iv) the estimated allocated direct or indirect costs of services provided and estimated profits realized by the Advisor for both the Trust as a whole and each Fund individually; and (v) information describing other benefits to the Advisor resulting from its relationship with the Funds. The Independent Trustees reviewed comparative performance for a performance peer universe of funds and comparative advisory fees and expense ratios for an expense peer group and an expense peer universe of funds provided by Lipper for each Fund. The Independent Trustees noted that they receive information from the Advisor regarding the Funds throughout the year in connection with regular Board meetings, including presentations from portfolio managers. The Independent Trustees received a memorandum from independent legal counsel advising them of their duties and responsibilities in connection with the review of the Management Agreement. Finally, the Advisor made an in-person presentation to the Independent Trustees regarding the contract review information, including addressing the supplemental information requests, and answered questions from the Independent Trustees.

On April 9, 22 and 23, 2013, the Independent Trustees met independently of Trust management and of the interested Trustees to review and discuss with independent legal counsel the information provided by the Advisor, Lipper and independent legal counsel. The Independent Trustees noted that in evaluating the Management Agreement, they were taking into account their accumulated experience as Board members in working with the Advisor on matters relating to the Funds. Based on their review, the Independent Trustees concluded that it was in the best interest of each Fund to renew the Management Agreement for each Fund and recommended to the Board the renewal of the Management Agreement. The Board considered the recommendation of the Independent Trustees along with the other factors that the Board deemed relevant.

Nature, Quality and Extent of Services. In evaluating the nature, quality and extent of the services provided by the Advisor to the Funds, the Board noted that the Advisor is a quality firm with a reputation for integrity and honesty that employs high quality people and has a long association with the Funds, in each case other than the Growth Fund, since the inception of the Funds. The Trustees believe that a long-term relationship with a capable, conscientious advisor is in the best interests of shareholders and that shareholders have invested in the Funds knowing that the Advisor managed the Funds and knowing the investment

June 30, 2013	William Blair Funds	191

advisory fee. The Board considered biographical information about the Trust’s officers and the Funds’ portfolio managers, including information on the portfolio managers’ investments in the Funds. The Board also considered the administrative services performed by the Advisor, financial information regarding the Advisor, the Advisor’s execution quality and use of soft dollars, the Advisor’s risk management activities and its compliance program, and the Advisor’s expense limitations in place for the Funds. The Board was also provided with information pertaining to the Advisor’s organizational structure. The Board noted that the Advisor pays the compensation of all of the officers and the interested Trustees of the Trust.

The Board reviewed information on the annualized total returns of each Fund for the one, three, five and ten year periods ended December 31, 2012, as applicable, along with annualized total return information for a performance peer universe of funds provided by Lipper and one or more benchmark securities indexes. The Lipper performance peer universe for each Fund included all funds with a similar investment style as classified by Lipper regardless of asset size or primary channel of distribution. With respect to the comparative performance information, the Board considered the Advisor’s statement that it is committed to managing each Fund consistently with the Fund’s stated investment strategies through all market environments and that, as a result, the Funds’ relative performance compared to the Lipper performance peer universe and relevant securities indexes from year to year will be affected by whether the market environment favors or disfavors certain of the Advisor’s investment strategies, but that the Advisor seeks to provide superior performance over the long term. The Trustees reviewed each Fund’s ranking in its Lipper performance peer universe during the applicable periods, and based on that review, requested and discussed with the Advisor additional information regarding the performance of the Small Cap Growth Fund, the International Equity Fund and the Low Duration Fund. With respect to the Small Cap Growth Fund, the Board noted the Fund’s underperformance relative to its Lipper performance peer universe over the three and five year periods and discussed the Fund’s performance with the Advisor. The Board considered the Fund’s short-term performance, noting that the Fund’s total return over the one year period ended December 31, 2012 was in the top decile of its Lipper performance peer universe. With respect to the International Equity Fund, the Board considered the Advisor’s view that the Fund’s lower allocations to emerging markets and small cap securities relative to many of its peer funds had contributed to relative underperformance and that the Fund invested in high quality growth companies. With respect to the Low Duration Fund, the Board considered information presented by the Advisor comparing the Fund’s performance to the performance of a peer group of funds provided by Morningstar, Inc. that the Advisor believed to be more representative of the Fund’s investment style and portfolio characteristics, including the Fund’s average duration. The Board noted that the Fund’s performance was in the top quartile of the Morningstar peer group over the one and three year periods ended December 31, 2012. The Board considered the Advisor’s statement that the Fund’s lower average duration as compared to the funds in its Lipper performance peer universe negatively impacted its comparative performance versus the Lipper performance peer universe. Based upon all relevant factors, the Board concluded that the nature, quality and extent of the services provided by the Advisor to each Fund were satisfactory.

Fees and Expenses. Class N and Class I shares. The Board reviewed each Fund’s advisory fee and expense ratios for Class N and Class I shares and reviewed information comparing the advisory fee and expense ratios to those of an expense peer group and an expense peer universe of funds provided by Lipper for Class N and Class I shares of each Fund. The Lipper expense peer group for Class N and Class I shares of each Fund (“Class N and Class I Lipper Expense Group”) consisted of a group of retail no-load funds with a similar investment style as classified by Lipper and asset size as the Fund. The Lipper expense peer universe for Class N and Class I shares of each Fund consisted of the Fund’s Class N and Class I Lipper Expense Group and all other retail no-load funds (excluding outliers) with a similar investment style as classified by Lipper as the Fund. In considering the Lipper information, the Board noted that the contractual advisory fees for the Growth Fund, the Large Cap Growth Fund, the Large Cap Value Fund, the Mid Cap Value Fund, the Global Leaders Fund, the International Small Cap Growth Fund, the Emerging Markets Growth Fund, the Bond Fund, the Income Fund, the Low Duration Fund and the Ready Reserves Fund were below the average contractual advisory fee of their Class N and Class I Lipper Expense Group. The Board also noted that the contractual advisory fees for the Mid Cap Growth Fund, the Small-Mid Cap Growth Fund, the Small Cap Growth Fund, the Small-Mid Cap Value Fund, the Small Cap Value Fund, the International Growth Fund, the International Equity Fund, the Emerging Markets Leaders Fund and the Emerging Markets Small Cap Growth Fund were above the average contractual advisory fee of their Class N and Class I Lipper Expense Group.

Institutional shares. The Board reviewed each Fund’s advisory fee and expense ratio for institutional shares and reviewed information comparing the advisory fee and expense ratio to those of an expense peer group and an expense peer universe of funds provided by Lipper for institutional shares of each Fund. The Lipper expense peer group for institutional shares of each Fund (“Institutional Lipper Expense Group”) consisted of a group of institutional funds with a similar investment style as classified by Lipper and asset size as the Fund. The Lipper expense peer universe for institutional shares of each Fund consisted of the Fund’s Institutional Lipper Expense Group and all other institutional funds (excluding outliers) with a similar investment style as classified by Lipper as the Fund. In considering the Lipper information, the Board noted that the contractual advisory fees for the Emerging Markets Growth Fund, the Emerging Markets Small Cap Growth Fund, the Bond Fund and the Low Duration Fund were below the average contractual advisory fee of their Institutional Lipper Expense Group. The Board also

192	Semi-Annual Report	June 30, 2013

noted that the contractual advisory fees for the Global Leaders Fund, the Institutional International Growth Fund, the Institutional International Equity Fund, the International Small Cap Growth Fund and the Emerging Markets Leaders Fund were above the average contractual advisory fee of their Institutional Lipper Expense Group.

The Board noted the contractual expense limitations in place for all of the Funds, except the Growth Fund, the Institutional International Growth Fund and the Ready Reserves Fund, and considered the advisory fees waived and other expenses reimbursed by the Advisor on behalf of the Funds in 2012, noting that for the Large Cap Value Fund, the Mid Cap Value Fund, the Small-Mid Cap Value Fund and the Emerging Markets Small Cap Growth Fund the Advisor waived its entire advisory fee. The Board also considered that the Advisor had proposed to continue to contractually limit operating expenses until April 30, 2014 for the Large Cap Growth Fund, the Mid Cap Growth Fund, the Small-Mid Cap Growth Fund, the Small Cap Growth Fund, Large Cap Value Fund, the Mid Cap Value Fund, the Small-Mid Cap Value Fund, the Small Cap Value Fund, the Global Leaders Fund, the International Growth Fund, the International Equity Fund, the Institutional International Equity Fund, the International Small Cap Growth Fund, the Emerging Markets Growth Fund, the Emerging Markets Leaders Fund, the Emerging Markets Small Cap Growth Fund, the Bond Fund, the Income Fund and the Low Duration Fund. The Board also considered that the Advisor intended to continue to voluntarily waive or reimburse certain operating expenses of the Ready Reserves Fund to maintain a positive yield for the Fund.

For each Fund, the Board also reviewed amounts charged by the Advisor to other pooled investment vehicles, including other registered funds for which the Advisor acts as a subadvisor, and the Advisor’s fee schedule for institutional separate accounts. With respect to other pooled investment vehicles and institutional separate accounts, the Board considered the Advisor’s statement that both the mix of services provided to the Funds and the additional regulatory responsibilities associated with sponsoring registered investment companies were greater as compared to the work involved for other pooled investment vehicles and separate accounts. In addition, the Board considered the Advisor’s statement that institutional separate accounts are distributed differently, operate under different investment and regulatory structures and have different business risks as compared to the Funds.

On the basis of all the information provided, the Board concluded that each Fund’s advisory fee, coupled with applicable expense limitations, was reasonable.

Profitability. With respect to the profitability of the Management Agreement to the Advisor, the Board considered the overall fees paid under the Management Agreement, including the estimated allocated costs of the services provided and profits realized by the Advisor from its relationship with the Trust as a whole and each Fund individually. The Board concluded that the estimated profits realized by the Advisor were not unreasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Funds grow and whether fee levels reflect these economies of scale for the benefit of investors. The Board noted the Advisor’s statement that certain Fund expenses are relatively fixed and unrelated to asset size and that because the Advisor emphasizes fundamental research, the Advisor’s strategies (other than for the Large Cap Growth Fund and Large Cap Value Fund) are subject to capacity constraints which limit economies of scale. In considering whether fee levels reflect economies of scale for the benefit of Fund investors, the Board reviewed each Fund’s asset size, breakpoints for those Funds with breakpoints in the advisory fee schedule, the Fund’s total and net expense ratios and the expense limitations in place for all but two of the Funds, and concluded that in the aggregate they reasonably reflect appropriate recognition of any economies of scale.

Other Benefits to the Advisor. The Board considered benefits derived by the Advisor from its relationship with the Funds, including (i) non-advisory fee revenue from the Funds in the form of shareholder administration fees, service fees and/or distribution fees and the payment of some or all of those revenues to affiliates or third parties, (ii) soft dollars, which pertain primarily to the Funds investing in equity securities, and (iii) favorable media coverage. The Board concluded that, taking into account these benefits, each Fund’s advisory fee was reasonable.

Conclusion. Based upon all of the information considered and the conclusions reached, the Board determined that the terms of the Management Agreement continue to be fair and reasonable and that the continuation of the Management Agreement is in the best interests of each Fund.

June 30, 2013	William Blair Funds	193

(unaudited)

Proxy Voting

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling 1-800-635-2886 (in Massachusetts 1-800-635-2840), at www.williamblairfunds.com and on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Schedules

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended January 31 and July 31) on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s Forms N-Q are also available on the Fund’s website at www.williamblairfunds.com.

Additional Federal Income Tax Information: (unaudited)

Under Section 852(b)(3)(C) of the Code, the Funds hereby designate the following amounts as capital gain dividends for the fiscal year ended December 31, 2012:

Growth Fund	Small Cap Growth	Mid Cap Growth	Small-Mid Cap Growth
20,221,469	1,671,239	7,948,197	9,118,849

Small Cap Value	Mid Cap Value	Small-Mid Cap Value	Bond Fund
946,031	145,618	123	1,934,272

194	Semi-Annual Report	June 30, 2013

The following table provides the percentage of the 2012 year-end distributions that qualify for the dividend received deduction, and the qualified dividend income percentage:

Fund	Dividend Received Deduction%	Qualified Dividend Income%
Growth	100.00%	100.00%
Large Cap Growth	0.00%	0.00%
Small Cap Growth	0.00%	0.00%
Mid Cap Growth	100.00%	100.00%
Small-Mid Cap Growth	99.13%	100.00%
Global Leaders	100.00%	100.00%
International Growth	0.00%	72.82%
Institutional International Growth	0.00%	65.16%
International Equity	0.00%	70.29%
Institutional International Equity	0.00%	100.00%
International Leaders	0.42%	92.76%
International Small Cap Growth	0.00%	78.98%
Emerging Markets Growth	0.27%	100.00%
Emerging Markets Leaders	0.00%	100.00%
Emerging Markets Small Cap Growth	0.21%	100.00%
Large Cap Value	100.00%	100.00%
Small Cap Value	100.00%	100.00%
Mid Cap Value	89.10%	100.00%
Small-Mid Cap Value	38.86%	47.73%
Bond	0.00%	0.00%
Income	0.00%	0.00%
Low Duration	0.00%	0.00%
Ready Reserves	0.00%	0.00%

In January 2013, investors were notified on IRS Form 1099-Div or substitute 1099 DIV as to the Federal tax status of the distributions received by investors in the calendar year 2012.

June 30, 2013	William Blair Funds	195

Useful Information About Your Report (unaudited)

Please refer to this information when reviewing the Expense Example for each Fund.

Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs such as redemption fees and (2) ongoing costs, including management fees, distribution (12b-1) fees (for Class N shares except for the Institutional International Growth Fund, the Institutional International Equity Fund, and the Ready Reserves Fund), service fees (for Class N shares of the Ready Reserves Fund), shareholder administration fees (for Class N and Class I shares of the Global Leaders Fund, the Global Small Cap Growth Fund, the International Leaders Fund, the International Small Cap Growth Fund, the Emerging Markets Growth Fund, the Emerging Markets Leaders Fund, the Emerging Markets Small Cap Growth Fund, the Bond Fund and the Low Duration Fund) and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare the Fund’s 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from January 1, 2013 to June 30, 2013.

Actual Expenses

In each example, the first line for each share class in the table provides information about the actual account values and actual expenses. These expenses reflect the effect of any expense cap applicable to the share class during the period. Without this expense cap, the costs shown in the table would have been higher. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

In each example, the second line for each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. This is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in both examples are meant to highlight your ongoing costs only and do not reflect any transactional costs or account type fees, such as redemption fees and IRA Fiduciary Administration fees, respectively. These fees are fully described in the prospectus. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs or account fees were included, your costs would have been higher.

196	Semi-Annual Report	June 30, 2013

Fund Expenses (unaudited)

The example below shows you the ongoing costs (in dollars) of investing in your fund and allows you to compare these costs with those of other mutual funds. Please refer to the previous page for a detailed explanation of the information presented in these charts.

Expense Example	Beginning Account Value 1/1/2013	Ending Account Value 6/30/2013	Expenses Paid During the Period (a)	Annualized Expense Ratio
Growth Fund
Class N-actual return	$1,000.00	$1,115.40	$6.15	1.17%
Class N-hypothetical 5% return	1,000.00	1,044.18	5.95	1.17
Class I-actual return	1,000.00	1,117.60	4.49	0.86
Class I-hypothetical 5% return	1,000.00	1,045.76	4.34	0.86
Large Cap Growth Fund
Class N-actual return	1,000.00	1,093.40	6.23	1.20
Class N-hypothetical 5% return	1,000.00	1,044.05	6.08	1.20
Class I-actual return	1,000.00	1,094.60	4.93	0.95
Class I-hypothetical 5% return	1,000.00	1,045.29	4.82	0.95
Mid Cap Growth Fund
Class N-actual return	1,000.00	1,124.90	7.11	1.35
Class N-hypothetical 5% return	1,000.00	1,043.31	6.84	1.35
Class I-actual return	1,000.00	1,126.30	5.80	1.10
Class I-hypothetical 5% return	1,000.00	1,044.55	5.58	1.10
Small-Mid Cap Growth Fund
Class N-actual return	1,000.00	1,190.70	7.33	1.35
Class N-hypothetical 5% return	1,000.00	1,043.31	6.84	1.35
Class I-actual return	1,000.00	1,192.40	5.93	1.09
Class I-hypothetical 5% return	1,000.00	1,044.59	5.53	1.09
Small Cap Growth Fund
Class N-actual return	1,000.00	1,236.50	8.32	1.50
Class N-hypothetical 5% return	1,000.00	1,042.56	7.60	1.50
Class I-actual return	1,000.00	1,238.40	6.94	1.25
Class I-hypothetical 5% return	1,000.00	1,043.80	6.33	1.25
Global Leaders Fund
Institutional Class-actual return	1,000.00	1,047.50	1.71	1.10
Institutional Class-hypothetical 5% return	1,000.00	1,044.55	5.58	1.10
Class N-actual return	1,000.00	1,046.50	7.61	1.50
Class N-hypothetical 5% return	1,000.00	1,042.56	7.60	1.50
Class I-actual return	1,000.00	1,046.50	6.34	1.25
Class I-hypothetical 5% return	1,000.00	1,043.80	6.33	1.25
Global Small Cap Growth Fund
Class N-actual return (b)	1,000.00	1,031.00	8.31	1.65
Class N-hypothetical 5% return (6 month period)	1,000.00	1,041.82	8.35	1.65
Class I-actual return (b)	1,000.00	1,030.00	7.05	1.40
Class I-hypothetical 5% return (6 month period)	1,000.00	1,043.06	7.09	1.40
International Growth Fund
Class N-actual return	1,000.00	1,019.60	7.11	1.42
Class N-hypothetical 5% return	1,000.00	1,042.96	7.19	1.42
Class I-actual return	1,000.00	1,021.40	5.68	1.13
Class I-hypothetical 5% return	1,000.00	1,044.38	5.74	1.13
Institutional International Growth Fund
Institutional Class-actual return	1,000.00	1,022.20	4.87	0.97
Institutional Class-hypothetical 5% return	1,000.00	1,045.18	4.92	0.97
International Equity Fund
Class N-actual return	1,000.00	1,029.00	7.29	1.45
Class N-hypothetical 5% return	1,000.00	1,042.81	7.34	1.45
Class I-actual return	1,000.00	1,031.20	6.04	1.20
Class I-hypothetical 5% return	1,000.00	1,044.05	6.08	1.20
Institutional International Equity Fund
Institutional Class-actual return	1,000.00	1,031.40	5.54	1.10
Institutional Class-hypothetical 5% return	1,000.00	1,044.55	5.58	1.10

June 30, 2013	William Blair Funds	197

Expense Example	Beginning Account Value 1/1/2013	Ending Account Value 6/30/2013	Expenses Paid During the Period (a)	Annualized Expense Ratio
International Leaders Fund
Class N-actual return	$1,000.00	$1,025.00	$7.28	1.45%
Class N-hypothetical 5% return	1,000.00	1,042.81	7.34	1.45
Class I-actual return	1,000.00	1,026.80	6.03	1.20
Class I-hypothetical 5% return	1,000.00	1,044.05	6.08	1.20
Institutional Class-actual return	1,000.00	1,027.80	5.28	1.05
Institutional Class-hypothetical 5% return	1,000.00	1,044.79	5.32	1.05
International Small Cap Growth Fund
Class N-actual return	1,000.00	1,069.10	8.14	1.59
Class N-hypothetical 5% return	1,000.00	1,042.13	8.04	1.59
Class I-actual return	1,000.00	1,070.70	6.64	1.29
Class I-hypothetical 5% return	1,000.00	1,043.59	6.55	1.29
Institutional Class-actual return	1,000.00	1,071.80	5.45	1.06
Institutional Class-hypothetical 5% return	1,000.00	1,044.74	5.38	1.06
Emerging Markets Growth Fund
Class N-actual return	1,000.00	937.30	8.06	1.68
Class N-hypothetical 5% return	1,000.00	1,041.67	8.50	1.68
Class I-actual return	1,000.00	939.30	6.72	1.40
Class I-hypothetical 5% return	1,000.00	1,043.07	7.08	1.40
Institutional Class-actual return	1,000.00	939.70	0.00	1.19
Institutional Class-hypothetical 5% return	1,000.00	1,044.09	6.04	1.19
Emerging Markets Leaders Fund
Class N-actual return	1,000.00	925.00	7.88	1.65
Class N-hypothetical 5% return	1,000.00	1,041.82	8.35	1.65
Class I-actual return	1,000.00	925.90	6.69	1.40
Class I-hypothetical 5% return	1,000.00	1,043.06	7.09	1.40
Institutional Class-actual return	1,000.00	925.90	5.97	1.25
Institutional Class-hypothetical 5% return	1,000.00	1,043.80	6.33	1.25
Emerging Markets Small Cap Growth Fund
Class N-actual return	1,000.00	1,065.40	8.45	1.65
Class N-hypothetical 5% return	1,000.00	1,041.82	8.35	1.65
Class I-actual return	1,000.00	1,066.20	7.17	1.40
Class I-hypothetical 5% return	1,000.00	1,043.06	7.09	1.40
Institutional Class-actual return	1,000.00	1,066.20	6.40	1.25
Institutional Class-hypothetical 5% return	1,000.00	1,043.80	6.33	1.25
Large Cap Value Fund
Class N-actual return	1,000.00	1,150.80	6.40	1.20
Class N-hypothetical 5% return	1,000.00	1,044.05	6.08	1.20
Class I-actual return	1,000.00	1,151.50	5.07	0.95
Class I-hypothetical 5% return	1,000.00	1,045.29	4.82	0.95
Mid Cap Value Fund
Class N-actual return	1,000.00	1,152.80	7.21	1.35
Class N-hypothetical 5% return	1,000.00	1,043.31	6.84	1.35
Class I-actual return	1,000.00	1,154.50	5.88	1.10
Class I-hypothetical 5% return	1,000.00	1,044.55	5.58	1.10
Small-Mid Cap Value Fund
Class N-actual return	1,000.00	1,167.40	7.52	1.40
Class N-hypothetical 5% return	1,000.00	1,043.06	7.09	1.40
Class I-actual return	1,000.00	1,169.20	6.19	1.15
Class I-hypothetical 5% return	1,000.00	1,044.30	5.83	1.15
Small Cap Value Fund
Class N-actual return	1,000.00	1,175.80	7.82	1.45
Class N-hypothetical 5% return	1,000.00	1,042.81	7.34	1.45
Class I-actual return	1,000.00	1,178.00	6.48	1.20
Class I-hypothetical 5% return	1,000.00	1,044.05	6.08	1.20

198	Semi-Annual Report	June 30, 2013

Expense Example	Beginning Account Value 1/1/2013	Ending Account Value 6/30/2013	Expenses Paid During the Period (a)	Annualized Expense Ratio
Bond Fund
Class N-actual return	$1,000.00	$966.30	$3.17	0.65%
Class N-hypothetical 5% return	1,000.00	1,046.78	3.30	0.65
Class I-actual return	1,000.00	967.40	2.44	0.50
Class I-hypothetical 5% return	1,000.00	1,047.52	2.54	0.50
Institutional Class-actual return	1,000.00	968.10	1.71	0.35
Institutional Class-hypothetical 5% return	1,000.00	1,048.26	1.78	0.35
Income Fund
Class N-actual return	1,000.00	975.50	4.01	0.82
Class N-hypothetical 5% return	1,000.00	1,045.94	4.15	0.82
Class I-actual return	1,000.00	976.40	2.81	0.57
Class I-hypothetical 5% return	1,000.00	1,047.15	2.91	0.57
Low Duration Fund
Class N-actual return	1,000.00	987.30	3.40	0.69
Class N-hypothetical 5%	1,000.00	1,046.58	3.50	0.69
Class I-actual return	1,000.00	988.00	2.63	0.53
Class I-hypothetical 5%	1,000.00	1,047.36	2.71	0.53
Institutional Class-actual return	1,000.00	989.90	1.86	0.38
Institutional Class-hypothetical 5% return	1,000.00	1,048.13	1.91	0.38
Ready Reserve Fund
Class N-actual return	1,000.00	1,000.00	0.50	0.10
Class N-hypothetical 5% return	1,000.00	1,049.50	0.51	0.10

(a)	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period 181, and divided by 365 (to reflect the one-half year period).
(b)	For the period April 10, 2013 (Commencement of Operations) to June 30, 2013.

June 30, 2013	William Blair Funds	199

BOARD OF TRUSTEES

Vann A. Avedisian

Principal, Highgate Holdings

Kathleen T. Barr

President, Productive Capital Management, Inc.

Phillip O. Peterson

Retired Partner, KPMG LLP

Donald J. Reaves

Chancellor, Winston-Salem State University

Donald L. Seeley

Retired Adjunct Lecturer and Director, University of Arizona Department of Finance

Michelle R. Seitz, Chairman and President

Partner, William Blair & Company, L.L.C.

Thomas J. Skelly

Retired Managing Partner, Accenture U.S.

Richard W. Smirl, Senior Vice President

Partner, William Blair & Company L.L.C.

Officers

Michael P. Balkin, Senior Vice President

Karl W. Brewer, Senior Vice President

Andrew G. Flynn, Senior Vice President

David C. Fording, Senior Vice President

James S. Golan, Senior Vice President

W. George Greig, Senior Vice President

Michael A. Jancosek, Senior Vice President

John F. Jostrand, Senior Vice President

Chad M. Kilmer, Senior Vice President

Robert C. Lanphier, IV, Senior Vice President

Mark T. Leslie, Senior Vice President

Matthew A. Litfin, Senior Vice President

Kenneth J. McAtamney, Senior Vice President

Todd M. McClone, Senior Vice President

David Merjan, Senior Vice President

David S. Mitchell, Senior Vice President

David P. Ricci, Senior Vice President

Brian D. Singer, Senior Vice President

Paul J. Sularz, Senior Vice President

Jeffrey A. Urbina, Senior Vice President

Christopher T. Vincent, Senior Vice President

Kathleen M. Lynch, Vice President

David F. Hone, Vice President

John Abunassar, Vice President

Peter Carl, Vice President
Jason Moede, Vice President

D. Trowbridge Elliman III, Vice President

Christopher Walvoord, Vice President

Brian Ziv, Vice President

Edwin Denson, Vice President

Thomas Clarke, Vice President

Walter R. Randall, Jr., Chief Compliance Officer and Assistant Secretary

Colette M. Garavalia, Treasurer

Andrew T. Pfau, Secretary

John M. Raczek, Assistant Treasurer

Investment Advisor

William Blair & Company, L.L.C.

Independent Registered Public Accounting Firm

Ernst & Young LLP

Legal Counsel

Vedder Price P.C.

Transfer Agent

Boston Financial Data Services, Inc.
P.O. Box 8506
Boston, MA 02266-8506
For customer assistance, call 1-800-635-2886
(Massachusetts 1-800-635-2840)

200	Semi-Annual Report	June 30, 2013

William Blair Funds

DOMESTIC EQUITY	GLOBAL EQUITY	FIXED-INCOME
Growth Fund	Global Growth Fund	Bond Fund
Large Cap Growth Fund	Global Small Cap Growth Fund	Income Fund
Small Cap Growth Fund		Low Duration Fund
Mid Cap Growth Fund	INTERNATIONAL EQUITY
Small-Mid Cap Growth Fund	International Growth Fund	MONEY MARKET
Institutional International Growth Fund
Large Cap Value Fund	International Equity Fund	Ready Reserves Fund
Small Cap Value Fund	Institutional International Equity Fund
Mid Cap Value Fund	International Leaders Fund
Small-Mid Cap Value Fund	International Small Cap Growth Fund
Emerging Markets Growth Fund
Emerging Markets Leaders Fund
Emerging Markets Small Cap Growth Fund

	©William Blair & Company, L.L.C., distributor
+1 800 742 7272	222 West Adams Street
williamblairfunds.com	Chicago, Illinois 60606	00103188

Item 2.	Code of Ethics

Not applicable to this filing.

Item 3.	Audit Committee Financial Expert

Not applicable to this filing.

Item 4.	Principal Accountant Fees and Services

Not applicable to this filing.

Item 5.	Audit Committee of Listed Registrants

Not Applicable to this Registrant, insofar as the Registrant is not a listed company.

Item 6.	Schedule of Investments

See Schedule of Investments in Item 1

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

Item 8.	Portfolio Managers of Closed Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

Item 9.	Purchase of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

Item 10.	Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees since the Registrant last provided disclosure in response to this item.

Item 11.

Controls and Procedures

(a) The Registrant’s principal executive and principal financial officer, or persons performing similar functions, have concluded that the Registrant’s Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c)) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3 (b) under the 1940 Act (17 CFR 270.30a-3(b) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the final quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits

12. (a) (1) Code of Ethics

Not applicable because it is posted on Registrant’s website.

12. (a) (2) (1)

Certification of Principal Executive Officer Required by Rule 30a-2(a) of the Investment Company Act

12. (a) (2) (2)

Certification of Principal Financial Officer Required by Rule 30a-2(a) of the Investment Company Act.

12. (a) (3)

Not applicable to this Registrant.

12. (b)

Certification of Chief Executive Officer and Certification of Chief Financial Officer Required by Rule 30a-2(b) of the Investment Company Act

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

William Blair Funds

/s/ Michelle R. Seitz
By:	Michelle R. Seitz
President
(Chief Executive Officer)

Date: August 27, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated

/s/ Michelle R. Seitz
By:	Michelle R. Seitz
President
(Chief Executive Officer)

Date: August 27, 2013

/s/ Colette M. Garavalia
By:	Colette M. Garavalia
Treasurer
(Chief Financial Officer)

Date: August 27, 2013